   As filed with the U.S. Securities and Exchange Commission on April 23, 2019

                                                    Registration Nos. 333-133674
                                                                       811-05382

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Post-Effective Amendment No. 13

                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. 18


                           PARAGON SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                       METROPOLITAN LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                 200 Park Avenue
                               New York, NY 10166
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, Including Area Code: (212) 578-9500

                    METROPOLITAN TOWER LIFE INSURANCE COMPANY
                                 200 Park Avenue
                               New York, NY 10166
                         (Name and Address of Guarantor)

                            Stephen W. Gauster, Esq.

                  Executive Vice President and General Counsel

                       Metropolitan Life Insurance Company
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

                                    Copy to:
                             W. Thomas Conner, Esq.
                                Vedder Price P.C.

                              1401 I Street, N. W.
                                   Suite 1100
                             Washington, D.C. 20005


                 (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box)

[ ]    immediately upon filing pursuant to paragraph (b)

[X]    on April 29, 2019 pursuant to paragraph (b)

[ ]    60 days after filing pursuant to paragraph (a)(1)


[ ]    on April 29, 2019 pursuant to paragraph (a)(1) of Rule 485


[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: (i) Group and Individual Flexible Premium Variable Life Insurance Policies and (ii) Guarantee related to insurance obligations under these Group and Individual Flexible Premium Variable Life Insurance Policies.

================================================================================

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                    (AFIS)

                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

     Direct all correspondence and inquiries to the Administrative Office:

                                 Metlife GVUL
                                Mail Code A2-10
                            13045 Tesson Ferry Road
                              St. Louis, Mo 63128
                                (800) 756-0124

                               -----------------

                                  PROSPECTUS


                                April 29, 2019


This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."

This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company ("Met Tower Life" or the "Guarantor") of MetLife's obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the Divisions of Paragon Separate Account A (the "Separate Account"). Each Division invests solely in one of the Funds listed below. For certain Policies, you may also allocate Net Premiums to the General Account.

A full description of the Funds is contained in the prospectus for each Fund. You may obtain prospectuses for the Funds by calling our Administrative Office at (800) 756-0124.

Please note that the Policies and the Funds:

     .   are not guaranteed to achieve their goals;

     .   are not federally insured;

     .   are not endorsed by any bank or government agency; and

     .   are subject to risks, including loss of the amount invested.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.


IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on www.metlife.com, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications, including Portfolio prospectuses and other information we send you by contacting our Administrative Office.

If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at our Administrative Office if you wish to continue receiving paper copies of the Portfolios' shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

                               -----------------

The following Funds are available through this Policy:


                 American Funds Insurance Series(R) (Class 1)
                     American Funds Asset Allocation Fund
                           American Funds Bond Fund
                       American Funds Global Growth Fund
                American Funds Global Small Capitalization Fund
                          American Funds Growth Fund
                       American Funds Growth-Income Fund
                     American Funds High-Income Bond Fund
                       American Funds International Fund
                       American Funds New World Fund(R)
           American Funds U.S. Government/AAA-Rated Securities Fund
                     American Funds Ultra-Short Bond Fund

                      Brighthouse Funds Trust I (Class A)
            Brighthouse/Aberdeen Emerging Markets Equity Portfolio

                     Brighthouse Funds Trust II (Class A)
                    MetLife Russell 2000(R) Index Portfolio

            Fidelity(R) Variable Insurance Products (Initial Class)
                            Contrafund(R) Portfolio
                            Equity-Income Portfolio
                            Freedom 2010 Portfolio
                            Freedom 2020 Portfolio
                            Freedom 2030 Portfolio
                            Freedom 2040 Portfolio
                            Freedom 2050 Portfolio
                              Index 500 Portfolio
                               Mid Cap Portfolio

                MFS(R) Variable Insurance Trust (Initial Class)
                             MFS(R) Growth Series
                          MFS(R) New Discovery Series
                          MFS(R) Total Return Series


                               -----------------

                               TABLE OF CONTENTS



                                                                  Page

         Policy Benefits/Risks Summary...........................    1
                Policy Benefits..................................    1
                Policy Risks.....................................    4
                Fund Risks.......................................    6
         Fee Tables..............................................    6
                Transaction Charges..............................    6
                Fund Charges and Expenses........................    9
         Issuing the Policy......................................   10
                General Information..............................   10
                Procedural Information...........................   11
                Right to Examine Policy (Free Look Right)........   13
                Ownership Rights.................................   14
                Modifying the Policy.............................   14
         Premiums................................................   14
                Minimum Initial Premium..........................   14
                Premium Flexibility..............................   15
                Continuance of Insurance.........................   15
                Premium Limitations..............................   16
                Modified Endowment Contracts.....................   16
                Allocation of Net Premiums and Cash Value........   16
         The Company and the General Account.....................   17
                The Company......................................   17
                Guarantee of Insurance Obligations...............   17
                The General Account..............................   18
         The Separate Account and the Funds......................   19
                The Separate Account.............................   19
                The Funds........................................   20
         Policy Values...........................................   25
                Cash Value.......................................   25
                Cash Surrender Value.............................   25
                Cash Value in the General Account................   26
                Cash Value in Each Separate Account Division.....   26
         Policy Benefits.........................................   27
                Death Benefit....................................   27
                Payment of the Death Benefit.....................   28
                Death Benefit Options............................   29
                Changing Death Benefit Options...................   29
                Changing Face Amount.............................   29
                Accelerated Death Benefits.......................   30
                Surrender and Partial Withdrawals................   30
                Transfers........................................   32
                Automatic Investment Strategies..................   35
                Loans............................................   35

                               TABLE OF CONTENTS
                                  (continued)


                                                                          Page

         Conversion Right to a Fixed Benefit Policy......................   37
         Eligibility Change Conversion...................................   37
         Payment of Benefits at Maturity.................................   38
         Telephone, Facsimile and Internet Requests......................   38
  Policy Lapse and Reinstatement.........................................   39
         Lapse...........................................................   39
         Reinstatement...................................................   40
  Charges and Deductions.................................................   40
         Transaction Charges.............................................   41
         Periodic Charges................................................   43
         Federal Taxes...................................................   46
         Variations in Charges...........................................   46
         Fund Charges and Expenses.......................................   46
  Federal Tax Matters....................................................   46
         Tax Status of the Policy........................................   46
         Tax Treatment of Policy Benefits................................   47
         Transfer of Issued Life Insurance Policies to Third Parties.....   51
  Additional Benefits and Riders.........................................   51
  Distribution of the Policies...........................................   52
         Distributing the Policies.......................................   52
         Commissions Paid to Selling Firms...............................   52
         Compensation Paid to Selling Firms and Other Intermediaries.....   52
  General Provisions of the Group Contract...............................   54
         Issuance........................................................   54
         Premium Payments................................................   54
         Grace Period....................................................   54
         Termination.....................................................   54
         Right to Examine Group Contract.................................   54
         Entire Contract.................................................   54
         Incontestability................................................   55
         Ownership of Group Contract.....................................   55
  General Matters Relating to the Policy.................................   55
         Postponement of Payments........................................   55
  State Variations.......................................................   56
  Legal Proceedings......................................................   56
  Financial Statements...................................................   56
  Glossary...............................................................   56

                         POLICY BENEFITS/RISKS SUMMARY

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludible from the gross income of the beneficiary under that Policy, and the Policy Owner is not deemed to be in constructive receipt of the cash value of the Policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The glossary at the end of the Prospectus defines certain words and phrases used in this Prospectus.

Policy Benefits

Premiums

Flexibility of Premiums. The Contractholder will make planned premiums on your behalf equal to an amount you authorize to be deducted from your wages. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.


Cancellation Privilege. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate
Account -and/or, if applicable, the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if you request an increase in Face Amount for that increase.


Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

You may choose between two death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

     . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.

     . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

Accelerated Death Benefit Settlement Option Rider. Under the Accelerated Death Benefit Settlement Option Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Surrenders, Partial Withdrawals, Transfers and Loans

Surrenders. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.

Partial Withdrawals. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).

Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account and/or, if applicable, the General Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."

Loans. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and/or the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness and any contingent deferred sales charge. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

Other Policy Benefits

Ownership Rights. While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

Guaranteed Issue. Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any spouse or children's insurance rider applied for by an Employee pursuant to our guaranteed issue underwriting procedure. Under this procedure, the Employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

Interim Insurance. Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

General Account. You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.

Separate Account. You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value. Cash Value is the sum of your amounts in the General Account, the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, the amount of interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.

Settlement Options. There may be ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

Conversion Rights. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, a Certificate issued in connection with such a Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.

Some Group Contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the successor carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.

Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Policy Lapse

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

Depending on the total amount of premiums you pay, the Policy may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals

If you surrender the Policy before the beginning of the 11th Policy Year, we will deduct a surrender charge based on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount.

We also deduct the surrender charge upon lapse of the Policy, a requested decrease in Face Amount, or a partial withdrawal that causes the Face Amount to decrease. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years.

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.

Loans

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Fund Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                  FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables.

Transaction Charges

The table below describes the fees and expenses that you will pay at the time that you buy the Policy, make partial withdrawals from the Policy, or transfer Cash Value among the Separate Account Divisions and the General Account.

-------------------------------------------------------------------------------
                                                     Maximum Guaranteed Amount
         Charge            When Charge is Deducted           Deducted
------------------------- -------------------------- -------------------------
-------------------------------------------------------------------------------
Premium Expense           Upon receipt of each       1.00% of each premium
  Charge(1)               premium payment            payment
-------------------------------------------------------------------------------
Premium Tax Charge        Upon receipt of each       2.25% of each premium
                          premium payment            payment
-------------------------------------------------------------------------------
Partial Withdrawal Charge Upon each partial          $25
                          withdrawal from the Policy
-------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                                              Maximum
                                                         Guaranteed Amount
          Charge            When Charge is Deducted           Deducted
 -------------------------  ------------------------  ------------------------
 ------------------------------------------------------------------------------
 Transfer Charge            Upon each transfer in     $25 per transfer
                            excess of 12 in a Policy
                            Year
 ------------------------------------------------------------------------------
 Contingent Deferred Sales  Upon surrender, lapse or  30% or 28% (as set forth
 Charge(2)                  decrease in Face Amount   in the policy
                            during the first 10       specifications page) of
                            Policy Years (and during  premiums paid in first
                            the first 10 Policy       Policy Year (or of
                            Years after an increase   premiums associated with
                            in Face Amount)           an increase in Face
                                                      Amount), not to exceed
                                                      guideline annual
                                                      premium(3) for the
                                                      initial Face Amount (or
                                                      for the Face Amount
                                                      increase)
 ------------------------------------------------------------------------------
 Accelerated Death Benefit  At the time an            $100
 Administrative Charge      accelerated death
                            benefit is paid
 ------------------------------------------------------------------------------

-------------
(1) The premium expense charge is deducted only for the Policies treated as individual contracts under Omnibus Budget Reconciliation Act of 1990.
(2) The contingent deferred sales charge applicable to a Policy will depend primarily on the first year commissions paid to broker-dealers distributing the Policies. Assuming there have been no increases in Face Amount of a Policy, the contingent deferred sales charge will be a percentage--either 30% or 28%, as set forth in the Policy specifications page--of premiums actually paid in the first Policy Year up to the guideline annual premium for the initial Face Amount of the Policy. The amount of the charge will decrease each year until it reaches zero at the end of 10 Policy Years.
(3) The initial guideline annual premium is based on the Insured's age and the Face Amount on the Issue Date; the guideline annual premium associated with any increase in Face Amount is based on the Insured's age at the time of the increase in Face Amount and the amount of the Face Amount increase. The guideline annual premium represents the premium that, if paid on an annual basis and assuming maximum insurance charges and a 5% rate of return on premiums paid, will endow the Policy in force for the designated Face amount when the Insured reaches age 95. The initial guideline annual premium is set forth on the Policy specifications page. The maximum guideline annual premium for a Policy is $982 per $1,000 for an Insured with the following characteristics: Issue Age of 94 and Face Amount of $25,000.

Periodic Charges Other Than Fund Operating Expenses

The following table describes the periodic fees and expenses, other than Fund operating expenses, that an Owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).

 ------------------------------------------------------------------------------

                                                      Maximum Guaranteed Amount
          Charge            When Charge is Deducted           Deducted
 -------------------------  ------------------------  -------------------------
 ------------------------------------------------------------------------------
 Cost of Insurance          On the Investment Start
   Charge(1)                Date and on each
                            succeeding Monthly
                            Anniversary
     .  Minimum                                       $0.16 per $1,000 of net
     .  Maximum                                       amount at risk
     .  Charge for an                                 $31.31 per $1,000 of net
        Insured, attained                             amount at risk
        age 50, actively                              $0.65 per $1,000 of net
        at work                                       amount at risk
 ------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
               Charge                         When Charge is Deducted           Maximum Guaranteed Amount Deducted
-------------------------------------- -------------------------------------   -------------------------------------
----------------------------------------------------------------------------------------------------------------------
Administrative Charge(2)               On the Investment Start Date and on     $6 per Policy per month during the
                                       each succeeding Monthly Anniversary     first Policy Year
----------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge(3)   Daily                                   0.90% (annually) of the net assets of
                                                                               each Division of the Separate Account
----------------------------------------------------------------------------------------------------------------------
Loan Interest Spread(4)                On each Policy Anniversary              3.0%
----------------------------------------------------------------------------------------------------------------------

                                             Optional Rider Charges(5)
----------------------------------------------------------------------------------------------------------------------
Waiver of Monthly Deductions Rider(6): On rider start date and on each
                                       Monthly Anniversary
    .  Minimum                                                                 $0.01 per $1.00 of waived deduction
    .  Maximum                                                                 $0.21 per $1.00 of waived deduction
    .  Charge for an Insured,                                                  $0.08 per $1.00 of waived deduction
       attained age 50, actively at
       work
----------------------------------------------------------------------------------------------------------------------
Children's Life Insurance Rider        On rider start date and on each         $0.41 per $1,000 of coverage
                                       Monthly Anniversary
----------------------------------------------------------------------------------------------------------------------
Spouse's Life Insurance                On rider start date and on each
Rider(7):                              Monthly Anniversary
    .  Minimum                                                                 $0.15 per $1,000 of coverage
    .  Maximum                                                                 $5.16 per $1,000 of coverage
    .  Charge for a Spouse attained                                            $0.65 per $1,000 of coverage
       age 50
----------------------------------------------------------------------------------------------------------------------
Accelerated Death Benefit Settlement   See "Accelerated Death Benefit Administrative Charge" in Transaction Charges
Option Rider(8)                        Table above.
----------------------------------------------------------------------------------------------------------------------

-------------
(1) Cost of insurance rates vary based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(2) The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
(3) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5%, for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.
(5) Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction. The optional rider charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.
(6) Charges for this rider vary based on the Insured's individual characteristics.

(7)   Charges for this rider vary based on the age of the Spouse.
(8) There is no charge for this rider. However, we may deduct an administrative charge from the accelerated death benefit at the time it is paid.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

Fund Charges and Expenses


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2018. The expenses shown are those incurred for the year ended December 31, 2018. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2018. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2018, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.



           Minimum and Maximum Total Annual Fund Operating Expenses




                                                                             Minimum  Maximum
                                                                            -------- --------
---------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)............   0.10%    0.99%



Fund Fees and Expenses
(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.



                                            Distribution                         Total    Fee Waiver   Net Total
                                               and/or               Acquired    Annual      and/or      Annual
                                 Management   Service     Other    Fund Fees   Operating    Expense    Operating
Fund                                Fee     (12b-1) Fees Expenses and Expenses Expenses  Reimbursement Expenses
----------------------------------------------------------------------------------------------------------------
American Funds Insurance
 Series(R) -- Class 1
----------------------------------------------------------------------------------------------------------------
  American Funds Asset
   Allocation Fund                  0.27%        --        0.02%       --        0.29%        --         0.29%
----------------------------------------------------------------------------------------------------------------
  American Funds Bond Fund          0.36%        --        0.02%       --        0.38%        --         0.38%
----------------------------------------------------------------------------------------------------------------
  American Funds Global
   Growth Fund                      0.52%        --        0.03%       --        0.55%        --         0.55%
----------------------------------------------------------------------------------------------------------------
  American Funds Global Small
   Capitalization Fund              0.70%        --        0.04%       --        0.74%        --         0.74%
----------------------------------------------------------------------------------------------------------------
  American Funds Growth
   Fund                             0.32%        --        0.02%       --        0.34%        --         0.34%
----------------------------------------------------------------------------------------------------------------
  American Funds Growth-
   Income Fund                      0.26%        --        0.02%       --        0.28%        --         0.28%
----------------------------------------------------------------------------------------------------------------
  American Funds High-
   Income Bond Fund                 0.47%        --        0.03%       --        0.50%        --         0.50%
----------------------------------------------------------------------------------------------------------------
  American Funds International
   Fund                             0.49%        --        0.04%       --        0.53%        --         0.53%
----------------------------------------------------------------------------------------------------------------

                                             Distribution                         Total    Fee Waiver   Net Total
                                                and/or               Acquired    Annual      and/or      Annual
                                  Management   Service     Other    Fund Fees   Operating    Expense    Operating
Fund                                 Fee     (12b-1) Fees Expenses and Expenses Expenses  Reimbursement Expenses
-----------------------------------------------------------------------------------------------------------------
  American Funds New World
   Fund(R)                           0.70%        --        0.06%        --       0.76%         --        0.76%
-----------------------------------------------------------------------------------------------------------------
  American Funds U.S.
   Government/AAA-Rated
   Securities Fund                   0.34%        --        0.02%        --       0.36%         --        0.36%
-----------------------------------------------------------------------------------------------------------------
  American Funds Ultra-Short
   Bond Fund                         0.32%        --        0.03%        --       0.35%         --        0.35%
-----------------------------------------------------------------------------------------------------------------
Brighthouse Funds Trust I --
 Class A
-----------------------------------------------------------------------------------------------------------------
  Brighthouse/Aberdeen
   Emerging Markets Equity
   Portfolio                         0.89%        --        0.10%        --       0.99%       0.05%       0.94%
-----------------------------------------------------------------------------------------------------------------
Brighthouse Funds Trust II --
 Class A
-----------------------------------------------------------------------------------------------------------------
  MetLife Russell 2000(R) Index
   Portfolio                         0.25%        --        0.06%        --       0.31%         --        0.31%
-----------------------------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance
 Products -- Initial Class
-----------------------------------------------------------------------------------------------------------------
  Contrafund(R) Portfolio            0.54%        --        0.08%        --       0.62%         --        0.62%
-----------------------------------------------------------------------------------------------------------------
  Equity-Income Portfolio            0.44%        --        0.09%        --       0.53%         --        0.53%
-----------------------------------------------------------------------------------------------------------------
  Freedom 2010 Portfolio               --         --          --       0.48%      0.48%         --        0.48%
-----------------------------------------------------------------------------------------------------------------
  Freedom 2020 Portfolio               --         --          --       0.54%      0.54%         --        0.54%
-----------------------------------------------------------------------------------------------------------------
  Freedom 2030 Portfolio               --         --          --       0.60%      0.60%         --        0.60%
-----------------------------------------------------------------------------------------------------------------
  Freedom 2040 Portfolio               --         --          --       0.65%      0.65%         --        0.65%
-----------------------------------------------------------------------------------------------------------------
  Freedom 2050 Portfolio               --         --          --       0.65%      0.65%         --        0.65%
-----------------------------------------------------------------------------------------------------------------
  Index 500 Portfolio                0.05%        --        0.05%        --       0.10%         --        0.10%
-----------------------------------------------------------------------------------------------------------------
  Mid Cap Portfolio                  0.54%        --        0.08%        --       0.62%         --        0.62%
-----------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance
 Trust -- Initial Class
-----------------------------------------------------------------------------------------------------------------
  MFS(R) Growth Series               0.71%        --        0.04%        --       0.75%         --        0.75%
-----------------------------------------------------------------------------------------------------------------
  MFS(R) New Discovery Series        0.90%        --        0.06%        --       0.96%       0.02%       0.94%
-----------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Series         0.67%        --        0.04%        --       0.71%       0.09%       0.62%
-----------------------------------------------------------------------------------------------------------------



The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from April 29, 2019 through April 30, 2020. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds' prospectuses for additional information regarding these arrangements.

Certain Portfolios that have "Acquired Fund Fees and Expenses" may be "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


                              ISSUING THE POLICY

General Information

The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.

For some Group Contracts, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.")

Procedural Information

We generally will issue a Group Contract to employers whose Employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible Employees and/or their spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

     . to persons who wish to continue coverage after a Group Contract has terminated;

     . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. "Actively at work" means that the Employee must work for the Contractholder or sponsoring employer at the Employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.

Guaranteed Issue. We generally will issue the Policy and any spouse and children's insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or employer-sponsored insurance program.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

     .   the Face Amount exceeds the Guaranteed Issue Amount described above;

     .   the Policy has previously been offered to the Employee;

     . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or

     . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse and children's insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

     .   the date insurance coverage begins on the Policy applied for;

     . the date a Policy other than the Policy applied for is offered to the applicant;

     . the date the Company notifies the applicant that the application for any proposed Insured is declined;

     .   60 days from the date of application; or

     . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an Employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

     .   the appropriate application for Individual Insurance is signed;

     .   the initial premium has been paid prior to the Insured's death;

     .   the Insured is eligible for the Policy; and

     . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.

If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or, if applicable, the General Account, in the same manner as it was deducted.

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;

     . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

     .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

                                   PREMIUMS

Minimum Initial Premium

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the

Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned annual premium.

We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.")

Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

Premium Flexibility

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. Please note that if the Contractholder does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See Policy Lapse and Reinstatement.")

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the Employee's employment with the Contractholder terminates. (See "Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

Premium Limitations

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy.

We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

Modified Endowment Contracts

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value

When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account and/or, if applicable, the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

     . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.

     . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

     . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.

     . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.

     . You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

     . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General
         Account--Restrictions on Allocations and Transfers to the General Account.")

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

                      THE COMPANY AND THE GENERAL ACCOUNT

The Company


Metropolitan Life Insurance Company ("MetLife" or the "Company") is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $264.3 billion general account portfolio invested primarily in investment grade corporate bonds, structured finance securities, mortgage loans and U.S. Treasury and agency securities, as well as real estate and corporate equity, at December 31, 2018. The Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.


Obligations to Owners and Beneficiaries that arise under the Policies are obligations of MetLife.

Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger of Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1,2006 are now guaranteed by Metropolitan Tower Life Insurance Company ("Met Tower Life" or the "Guarantor").

Guarantee of Insurance Obligations

Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Metropolitan Tower Life Insurance Company ("Met Tower Life") is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life's obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life's rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company ("General American"). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.

The General Account

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

Restrictions on Partial Withdrawals and Transfers From the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account and the Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.

The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

     . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page; or

     .   the previous Policy Year's General Account maximum withdrawal amount.

We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.")

The Loan Account is part of the General Account.

We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account.

                      THE SEPARATE ACCOUNT AND THE FUNDS

The Separate Account

The Separate Account was established as a separate investment account on October 30, 1987 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding Fund. You could lose some or all of your money

The Funds

Each Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.




----------------------------------------------------------------------------------
          Fund               Investment Objective    Investment Adviser/Subadviser
-------------------------- ------------------------  -----------------------------
----------------------------------------------------------------------------------
American Funds Insurance
  Series(R) -- Class 1
----------------------------------------------------------------------------------
American Funds Asset       Seeks high total return     Capital Research and
Allocation Fund            (including income and       Management Company/SM/
                           capital gains)
                           consistent with
                           preservation of capital
                           over the long term.
----------------------------------------------------------------------------------
American Funds Bond Fund   Seeks as high a level of    Capital Research and
                           current income as is        Management Company/SM/
                           consistent with the
                           preservation of capital.
----------------------------------------------------------------------------------
American Funds Global      Seeks long-term growth      Capital Research and
Growth Fund                of capital.                 Management Company/SM/
----------------------------------------------------------------------------------
American Funds Global      Seeks long-term growth      Capital Research and
Small Capitalization Fund  of capital.                 Management Company/SM/
----------------------------------------------------------------------------------
American Funds Growth Fund Seeks growth of capital.    Capital Research and
                                                       Management Company/SM/
----------------------------------------------------------------------------------
American Funds             Seeks long-term growth      Capital Research and
Growth-Income Fund         of capital and income.      Management Company/SM/
----------------------------------------------------------------------------------
American Funds             Seeks a high level of       Capital Research and
High-Income Bond Fund      current income. Its         Management Company/SM/
                           secondary investment
                           objective is capital
                           appreciation.
----------------------------------------------------------------------------------
American Funds             Seeks long-term growth      Capital Research and
International Fund         of capital.                 Management Company/SM/
----------------------------------------------------------------------------------
American Funds New World   Seeks long-term capital     Capital Research and
Fund(R)                    appreciation.               Management Company/SM/
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
          Fund               Investment Objective    Investment Adviser/Subadviser
-------------------------  ------------------------  -----------------------------
----------------------------------------------------------------------------------
American Funds U.S.        Seeks a high level of       Capital Research and
Government/AAA-Rated       current income              Management Company/SM/
Securities Fund            consistent with
                           preservation of capital.
----------------------------------------------------------------------------------
American Funds             Seeks to provide current    Capital Research and
Ultra-Short Bond Fund      income, consistent with     Management Company/SM/
                           the maturity and quality
                           standards applicable to
                           the fund, and
                           preservation of capital
                           and liquidity.
----------------------------------------------------------------------------------
Brighthouse Funds Trust I
  -- Class A
----------------------------------------------------------------------------------
Brighthouse/Aberdeen       Seeks capital               Brighthouse Investment
Emerging Markets Equity    appreciation.               Advisers, LLC
Portfolio                                              Subadviser: Aberdeen
                                                       Asset Managers Limited
----------------------------------------------------------------------------------
Brighthouse Funds Trust
  II -- Class A
----------------------------------------------------------------------------------
MetLife Russell 2000(R)    Seeks to track the          Brighthouse Investment
Index Portfolio            performance of the          Advisers, LLC
                           Russell 2000(R) Index.      Subadviser: MetLife
                                                       Investment Advisors, LLC
----------------------------------------------------------------------------------
Fidelity(R) Variable
  Insurance Products --
  Initial Class
----------------------------------------------------------------------------------
Contrafund(R) Portfolio    Seeks long-term capital     Fidelity Management &
                           appreciation.               Research Company
                                                       Subadviser: FMR Co., Inc.
----------------------------------------------------------------------------------
Equity-Income Portfolio    Seeks reasonable income.    Fidelity Management &
                           The fund will also          Research Company
                           consider the potential      Subadviser: FMR Co., Inc.
                           for capital
                           appreciation. The fund's
                           goal is to achieve a
                           yield which exceeds the
                           composite yield on the
                           securities comprising
                           the S&P 500(R) Index.
----------------------------------------------------------------------------------
Freedom 2010 Portfolio     Seeks high total return     Fidelity Management &
                           with a secondary            Research Company
                           objective of principal      Subadviser: FMR Co., Inc.
                           preservation as the fund
                           approaches its target
                           date and beyond.
----------------------------------------------------------------------------------
Freedom 2020 Portfolio     Seeks high total return     Fidelity Management &
                           with a secondary            Research Company
                           objective of principal      Subadviser: FMR Co., Inc.
                           preservation as the fund
                           approaches its target
                           date and beyond.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
          Fund               Investment Objective    Investment Adviser/Subadviser
-------------------------- ------------------------  -----------------------------
----------------------------------------------------------------------------------
Freedom 2030 Portfolio     Seeks high total return     Fidelity Management &
                           with a secondary            Research Company
                           objective of principal      Subadviser: FMR Co., Inc.
                           preservation as the fund
                           approaches its target
                           date and beyond.
----------------------------------------------------------------------------------
Freedom 2040 Portfolio     Seeks high total return     Fidelity Management &
                           with a secondary            Research Company
                           objective of principal      Subadviser: FMR Co., Inc.
                           preservation as the fund
                           approaches its target
                           date and beyond.
----------------------------------------------------------------------------------
Freedom 2050 Portfolio     Seeks high total return     Fidelity Management &
                           with a secondary            Research Company
                           objective of principal      Subadviser: FMR Co., Inc.
                           preservation as the fund
                           approaches its target
                           date and beyond.
----------------------------------------------------------------------------------
Index 500 Portfolio        Seeks investment results    Fidelity Management &
                           that correspond to the      Research Company
                           total return of common      Subadvisers: FMR Co.,
                           stocks publicly traded      Inc.; Geode Capital
                           in the United States, as    Management, LLC
                           represented by the S&P
                           500(R) Index.
----------------------------------------------------------------------------------
Mid Cap Portfolio          Seeks long-term growth      Fidelity Management &
                           of capital.                 Research Company
                                                       Subadviser: FMR Co., Inc.
----------------------------------------------------------------------------------
MFS(R) Variable Insurance
  Trust -- Initial Class
----------------------------------------------------------------------------------
MFS(R) Growth Series       Seeks capital               Massachusetts Financial
                           appreciation.               Services Company
----------------------------------------------------------------------------------
MFS(R) New Discovery       Seeks capital               Massachusetts Financial
Series                     appreciation.               Services Company
----------------------------------------------------------------------------------
MFS(R) Total Return Series Seeks total return.         Massachusetts Financial
                                                       Services Company


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds.

Certain payments we receive with regard to the Funds. An investment adviser or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse") where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2018, MetLife, Inc. no longer held any shares of Brighthouse Financial, Inc. for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2018, approximately 91% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Funds which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.

Selection of Funds. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

     .   eliminate or combine one or more Divisions;

     .   substitute one Division for another Division; or

     . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

     .   operated as a management company under the 1940 Act;

     . deregistered under that Act in the event such registration is no longer required; or

     .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

                                 POLICY VALUES

Cash Value

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.

Cash Value in the General Account

On each Valuation Date, the Cash Value in the General Account will equal:

     . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; plus

     .   interest at a rate of at least 4% per year; plus

     . any excess interest which we credit and any amounts transferred into the General Account; less

     . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in an Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of an Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

     .   the initial units purchased at the unit value on the Issue Date; plus

     .   units purchased with additional net premiums; plus

     . units purchased via transfers from another Division, the General Account, or the Loan Account; minus

     .   units redeemed to pay for monthly deductions; minus

     .   units redeemed to pay for partial withdrawals; minus

     . units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

     . the value of the net assets of the Division at the end of the preceding Valuation Period; plus

     . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus

     . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus

     . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus

     . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by

     . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

     .   the death benefit (described below); plus

     .   any additional insurance provided by rider; minus

     .   any unpaid monthly deductions; minus

     .   any outstanding Indebtedness.

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An increase in Face Amount will increase the death benefit, and a decrease in
Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Payment of the Death Benefit

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.

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

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.

Under Option A, the death benefit is:

     .   the current Face Amount of the Policy or, if greater,

     .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

     . the current Face Amount plus the Cash Value of the Policy or, if greater,

     . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

Face Amount Increases. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract, we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

Accelerated Death Benefits

We offer an Accelerated Death Benefit Settlement Option Rider that permits you to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Policy or requesting payment of an accelerated death benefit.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end

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

of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and/or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions and/or -the General Account on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division and/or the General Account bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in an Division or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

Transfers

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy -and, for certain Policies, between the Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy:

     . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

     . We will consider all transfer requests received on the same Valuation Day as a single transfer request.

     . The minimum amount that you must transfer is currently $250, or, if less, the Policy's Cash Value in an Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

     . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.

     . The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Restrictions on Frequent Transfers. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (these Funds, referred to as the "Monitored Funds," are identified in the list below) and we monitor transfer activity in those Monitored Funds.


                       American Funds Global Growth Fund
                American Funds Global Small Capitalization Fund
                     American Funds High-Income Bond Fund
                       American Funds International Fund
                       American Funds New World Fund(R)

            Brighthouse/Aberdeen Emerging Markets Equity Portfolio
                    MetLife Russell 2000(R) Index Portfolio
                          MFS(R) New Discovery Series


We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion.

As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.

Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Automatic Investment Strategies

Dollar Cost Averaging. This investment strategy allows you to automatically transfer a predetermined amount of money from the American Funds Ultra-Short Bond Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the American Funds Ultra-Short Bond Division must be greater than or equal to $1000. The minimum total monthly transfer amount must be greater than or equal to $100.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time; however, either strategy may be discontinued at any time.

Loans

Loan Privileges. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b) minus (c), where

         (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested;

         (b) is the amount of any outstanding Indebtedness; and

         (c) is any contingent deferred sales charges.

The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive your request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account -and the General Account in the same proportion that the Policy's Cash Value in each Division -and the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account -and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions -and the General Account in the same proportion that the Cash Value in each Division and the General Account bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions -and the General Account:
(i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

As long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract ends because the Group Contract terminates or the Employee's employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee's eligibility during the reinstatement period. We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee's employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")


When an Employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically amend the Certificate issued to the Employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.

Conditions for Conversion. If you choose to convert the Certificate to a personal policy of insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Internet Requests

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.

     . We will employ reasonable procedures to confirm that instructions are genuine.

     . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

     . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.

     . We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.

You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

                        POLICY LAPSE AND REINSTATEMENT

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash
Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

Reinstatement

Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

     . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

     . Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and
         (b) two times the monthly deduction due at the time of reinstatement.

     . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If you reinstate a lapsed Policy and elect to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                            CHARGES AND DEDUCTIONS

We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur;
(iii) risks we assume; and (iv) our profit expectations.

Services and benefits we provide:

     .   the death benefit, cash and loan benefits under the Policy

     .   investment options, including premium allocations

     .   administration of elective options

     .   the distribution of reports to Owners

Costs and expenses we incur:

     . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     .   overhead and other expenses for providing services and benefits

     .   sales and marketing expenses

     . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

     . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

Transaction Charges

Premium Expense Charge. For certain Policies deemed to be individual contracts under Federal tax laws, we make a charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.

The net premium payment is calculated as the premium payment less:

     .   Any applicable premium expense charge; minus

     .   The premium tax charge (described below)


Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 3.50%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies. The 2.25% charge may be higher or lower than actual premium taxes, if any, assessed in your location.


Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

Contingent Deferred Sales Charge. During the first ten Policy years, we may assess a charge upon surrender or lapse of the Policy, a requested decrease in the face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge will depend on a number of factors, including:

     .   The commission rate paid to the broker-dealer distributing the Policy,

     . The allocation of the total sales load between the premium expense charge and the contingent deferred sales charges,

     .   Whether the event is a full surrender or lapse or decrease in Face
         Amount,

     . The amount of premiums received by the Company during the first Policy Year for the initial Face Amount and within 12 policy months following any increase in Face Amount, and

     .   The Policy Year in which the surrender or other event takes place.

If no commissions are paid, no contingent deferred sales charge will be charged.

If a contingent deferred sales charge applies to a Policy, we will also calculate an additional charge for each increase in the Face Amount. The additional charge will be charged upon surrender, lapse, or decrease in the Face Amount following the increase. The additional charge will apply for the first ten years following the effective date of the increase in Face Amount and also will depend on the factors affecting the amount of the basic contingent deferred sales charge.

Calculation of Charge. The contingent deferred sales charge is calculated separately for the initial Face Amount and for any increase in Face Amount. If no increases in Face Amount have yet become effective and a Policy with a contingent deferred sales charge is surrendered, the charge will be equal to a percentage of premiums paid during the first Policy Year up to the guideline annual premium for the initial Face Amount. The percentage, either 30% or 28% of premiums actually paid during the first Policy Year, will be set forth in the Policy's specifications pages. The amount of the charge will decrease each year after the first Policy Year by 1/10 of the total charge until it reaches zero at the end of ten Policy Years (see table below).

If an increase in Face Amount has gone into effect and the Policy is surrendered within the first 12 Policy Months after the effective date of such increase, the additional charge, if any, associated with the increase will equal a percentage of premiums associated with the increase which are received within the 12 Policy Months of the increase, up to the guideline premium for the increase. The percentage charged will be the same as that for the initial Face Amount (that is, either 30% for 28%) and will be set forth in the specifications pages issued in connection with the increase. The charge applicable to an increase in Face Amount will decrease by 1/10 of the total charge each year after the first year that the increase is in effect until it reaches zero at the end of year ten, as shown below.

Because the charge is based only on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount, the timing of premium payments may affect the amount of the contingent deferred sales charge under a Policy.

               Contingent Deferred Sales Charge Percentage Table

                                     Percentage of the CDSL
                     Policy Year(1)         Payable:
                     --------------  ----------------------
                     1..............          100%
                     2..............           90%
                     3..............           80%
                     4..............           70%
                     5..............           60%
                     6..............           50%
                     7..............           40%
                     8..............           30%
                     9..............           20%
                     10.............           10%
                     11 and later...            0%

-------------
(1) For requested increases, years are measured from the effective date of the increase.

Charge for Decrease. If there has been no prior requested increase in Face Amount, the amount of the contingent deferred sales charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would have been deducted if the Policy had instead been surrendered at that time. The fraction is determined by dividing the amount of the decrease by the Policy's Face Amount before the decrease and multiplying the result by the contingent deferred sales charge that would have been deducted if the Policy had been surrendered (rather than the Face Amount decreased) at that time.

If there had been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which in turn will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. Where the decrease causes a partial reduction in an increase or in the initial Face Amount a proportionate share of the contingent deferred sales charge for that increase or the initial Face Amount will be deducted

Periodic Charges

Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division -and the General Account in the same proportion that the Policy's Cash Value in each Division -and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

     .   the cost of insurance charge;

     .   a monthly administrative charge;

     .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month -divided by 1.0032737; less
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy
Schedule Page for the administrative charge that applies to your Policy.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this Prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

     . Waiver of Monthly Deductions Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

     . Children's Life Insurance Rider. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

     . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

     . Spouse's Life Insurance Rider. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value. This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).

Federal Taxes

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

Variations in Charges

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

Fund Charges and Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.

                              FEDERAL TAX MATTERS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, or in the seven years after a "material change," the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

     (1) All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

     (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits From Policies That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income. Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.


Finally, neither distributions nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.


Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

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


Transfer of Issued Life Insurance Policies to Third Parties

If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.


Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

                        ADDITIONAL BENEFITS AND RIDERS

We currently offer the following riders under the Policy:

     .   Waiver of Monthly Deductions Rider

     .   Children's Life Insurance Rider

     .   Spouse's Life Insurance Rider

     .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

You may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

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

                         DISTRIBUTION OF THE POLICIES

Distributing the Policies

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company may enter into selling agreements with broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

Commissions Paid to Selling Firms

Selling firms will receive commissions based upon a commission schedule in the sales agreement with the Company and the principal underwriter. Selling firms compensate their registered representative agents. First- year commissions are based on a percentage of first-year premiums up to a guideline annual premium maximum. The first-year commissions are either zero (0), 14, or 15 percent. Renewal commissions are not paid.

Compensation Paid to Selling Firms and Other Intermediaries


MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an

Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of business (e.g., number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period;
(2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a one-year period; (4) the block growth of the Products inforce through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following plan year for our supplemental compensation plan. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation.
Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.

Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Certificate.


The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

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

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

Premium Payments

The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                    GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

     .   the SEC by order permits postponement for the protection of Owners; or

     . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

                               STATE VARIATIONS

This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.

                               LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

                             FINANCIAL STATEMENTS


The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account A are contained in the Statement of Additional Information (SAI).


The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

                                   GLOSSARY

Administrative Office - The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.

Attained Age - The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies - The companies listed in a Group Contracts specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary - The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value - The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account (if applicable), and in the Loan Account.

Cash Surrender Value - The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate - A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder - The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division - A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date - The actual date coverage shall take effect which will be on or after the Issue Date.

Employee - A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.

Face Amount - The minimum death benefit under the Policy so long as the Policy remains in force.

General Account - The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

Group Contract - A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Indebtedness - The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance - Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee's spouse.

Insured - The person whose life is insured under a Policy. The term may include both an Employee and an Employee's spouse.

Investment Start Date - The date the initial premium is applied to the General Account and to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

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

Issue Age - The Insured's Age as of the date the Policy is issued.

Issue Date - The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account - The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.

Loan Value - The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date - The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary - The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium - The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

Owner (or you) - The Owner of a Policy, as designated in the application or as subsequently changed.

Policy - Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary - The same date each year as the Issue Date.

Policy Month - A month beginning on the Monthly Anniversary.

Policy Year - A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission) - The Securities and Exchange Commission.

Separate Account - Paragon Separate Account A, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse - An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date - Each day that the New York Stock Exchange is open for regular trading.

Valuation Period - The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-756-0124 or write to us at our Administrative Office.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, other information about us and the Policy, and reports and other information about the Separate Account. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

                GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE
                            LIFE INSURANCE POLICIES
                                    (AFIS)

                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                                200 Park Avenue
                              New York, NY 10166

                          PARAGON SEPARATE ACCOUNT A
                                 (REGISTRANT)

                      STATEMENT OF ADDITIONAL INFORMATION


                                April 29, 2019


      This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Metropolitan Life Insurance Company ("MetLife" or the "Company") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."


      This SAI is not a prospectus, and should be read together with the prospectus dated April 29, 2019 for the Policies and the prospectuses for the Funds offered as investment options in the Policies. Please refer to your prospectus for a list of the Funds offered under your Policy. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.


     Direct all correspondence and inquiries to the Administrative Office:

                                 METLIFE GVUL
                                Mail Code A2-10
                            13045 Tesson Ferry Road
                              St. Louis, MO 63128
                                (800) 756-0124

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

                                                                          Page

  Additional Policy Information..........................................   1
        The Policy.......................................................   1
        Claims of Creditors..............................................   1
        Incontestability.................................................   1
        Misstatement of Age..............................................   1
        Suicide Exclusion................................................   1
        Assignment.......................................................   2
        Beneficiary......................................................   2
        Changing Owner or Beneficiary....................................   2
        Changing Death Benefit Options...................................   3
        Determination of Cash Value in Each Separate Account Division....   3
        Cost of Insurance................................................   4
  Additional Benefits and Riders.........................................   5
        Waiver of Monthly Deductions Rider...............................   5
        Children's Life Insurance Rider..................................   5
        Spouse's Life Insurance Rider....................................   5
        Accelerated Death Benefit Settlement Option Rider................   5
  Distribution of the Policies...........................................   6
  More Information about the Company.....................................   7
        The Company......................................................   7
  Other Information......................................................   8
        Potential Conflicts of Interest..................................   8
        Safekeeping of Separate Account Assets...........................   8
        Records and Reports..............................................   8
        Independent Registered Public Accounting Firm....................   9
        Advertisements...................................................  10
        Additional Information...........................................  10
        Financial Statements.............................................  10
  Appendix  Death Benefit Applicable Percentage Table....................  11

                         ADDITIONAL POLICY INFORMATION

The Policy

      The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

      We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in most states, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

Claims of Creditors

      To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account and thus is subject to the claims paying ability of the Company.

Incontestability

      In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

      We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

Misstatement of Age

      If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

      Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Suicide Exclusion

      If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

      Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

Assignment

      An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Policy that are not assigned.

      We will be bound by an assignment of a Policy only if:

     .   it is in writing;

     . the original instrument or a certified copy is filed with us at our Administrative Office; and

     .   we send an acknowledged copy to the Owner.

      We are not responsible for determining the validity of any assignment.

      Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

Beneficiary

      The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will generally be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Changing Owner or Beneficiary

      The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax adviser before doing so.

Changing Death Benefit Options

      An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.

Changing the death benefit option may have tax consequences.

      If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

      If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

Determination of Cash Value in Each Separate Account Division

      Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the

     . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

     . any net premium payments allocated to the Division during the current Valuation Period; plus

     . any loan repayments allocated to the Division during the current Valuation Period; plus

     . any amounts transferred to the Division from another Division (or from the General Account for those Policies where the General Account is available as an investment option) during the current Valuation Period; plus

     . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

     . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

     . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

     . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

      The Net Investment Factor for each Division for a Valuation Period equals:

     .   the value of the assets at the end of the preceding Valuation Period;
         plus

     . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

     . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

     . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

     . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.75% per year for mortality and expense risks (The current rate may change but will not exceed 0.75%); divided by

     .   the value of the assets at the end of the preceding Valuation Period.

Cost of Insurance

      Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

      Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table for Certificates issued before 1/1/09 and 100% of the 2001 CSO Table for Certificates issued on or after 1/1/09).

      Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

      Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

      Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

                        ADDITIONAL BENEFITS AND RIDERS

      The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

      We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

Waiver of Monthly Deductions Rider

      This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

Children's Life Insurance Rider

      This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

Spouse's Life Insurance Rider

      This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

Accelerated Death Benefit Settlement Option Rider

      This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

      The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement is 0.70.

      The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

                         DISTRIBUTION OF THE POLICIES

      Information about the distribution of the Policies is contained in the prospectus. (See "Distribution of the Policies.") Additional information is provided below.

      While the Group Contracts are no longer sold, the policies are offered to new participants under existing Group Contracts on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

      MetLife Investors Distribution Company ("MLIDC"), 200 Park Avenue, New York, NY 10166, is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with other broker-dealers who sell the Policies through their registered representatives ("selling firms").

      Sales compensation was paid to selling firms with respect to the Policies in the Separate Account in the following amounts during the periods indicated:


                         Aggregate Amount of    Aggregate Amount of
                         Commissions Paid to  Commissions Retained by
           Fiscal Year  Principal Underwriter  Principal Underwriter
           -----------  --------------------- -----------------------
              2018.....          $29                    $0
              2017.....        $21,646                  $0
              2016.....        $20,996                  $0


      We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

                      MORE INFORMATION ABOUT THE COMPANY

The Company


      Metropolitan Life Insurance Company ("MetLife" or the "Company") is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $264.3 billion general account portfolio invested primarily in investment grade corporate bonds, structured finance securities, mortgage loans and U.S. Treasury and agency securities, as well as real estate and corporate equity, at December 31, 2018. The Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.


      Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company ("Paragon"), a former subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife, Inc. purchased all of the stock of Paragon, and on May 1, 2006, the operations of MetLife and Paragon were combined through merger.

      Upon consummation of the merger, Paragon's separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon's liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contract holder of MetLife.

      Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon's main business was writing individual and group life insurance policies.

      Paragon was a wholly owned subsidiary of General American Life Insurance Company ("General American"), a Missouri life insurance company that was wholly owned by Metropolitan Life Insurance Company. Insurance obligations under Contracts originally issued by Paragon prior to May 1, 2006 and assumed by MetLife as a result of the merger of Paragon with MetLife on May 1, 2006, were guaranteed by General American. Effective, as of the close of business on April 27, 2018, General American was merged into Metropolitan Tower Life Insurance Company ("Met Tower Life") and Met Tower Life replaced General American as the issuer of this guarantee. Accordingly, Met Tower Life is now responsible for ensuring that there will be sufficient funds to meet obligations under these Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life's obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life's rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

      Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, New York 10166.

                               OTHER INFORMATION

Potential Conflicts of Interest

       In addition to the Separate Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously.

      Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

      If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

Safekeeping of Separate Account Assets

      Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying Funds bought and sold by the Separate Account.

Records and Reports

      We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

     . the current Cash Value, amounts in each Division of the Separate Account (and in the General Account for those Policies where the General Account is available as an investment option), Loan Account value;

     .   the current Cash Surrender Value;

     .   the current death benefit;

     .   the current amount of any Indebtedness;

     . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions); and

     .   any other information required by law.

      We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

Independent Registered Public Accounting Firm


      The financial statements and financial highlights comprising each of the Divisions of Paragon Separate Account A included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

      The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


Independent Auditors


      The consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to Metropolitan Tower Life Insurance Company and subsidiaries being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

      The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.

Advertisements

      We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

      Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

Additional Information

      A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Financial Statements

      The Company's financial statements and the financial statements of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                            Applicable                 Applicable
             Attained Age    Percentage Attained Age    Percentage
             ------------  ------------ ------------  ------------
                 40.......     250%     61...........     128%
                 41.......     243      62...........     126
                 42.......     236      63...........     124
                 43.......     229      64...........     122
                 44.......     222      65...........     120
                 45.......     215      66...........     119
                 46.......     209      67...........     118
                 47.......     203      68...........     117
                 48.......     197      69...........     116
                 49.......     191      70...........     115
                 50.......     185      71...........     113
                 51.......     178      72...........     111
                 52.......     171      73...........     109
                 53.......     164      74...........     107
                 54.......     157      75-90........     105
                 55.......     150      91...........     104
                 56.......     146      92...........     103
                 57.......     142      93...........     102
                 58.......     138      94...........     101
                 59.......     134      95 or older..     100
                 60.......     130

      The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
Paragon Separate Account A
and Board of Directors of
Metropolitan Life Insurance Company

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account A (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2018, the related statements of operations for the three years then ended, the statements of changes in net assets for each of the three years in the period then ended, the financial highlights in
Note 7 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2018, the results of their operations and changes in net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.



/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 22, 2019



We have served as the Separate Account's auditor since 2000.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2018


                                                                                                                 AMERICAN FUNDS(R)
                                          AMERICAN FUNDS(R)       AMERICAN FUNDS(R)       AMERICAN FUNDS(R)        GLOBAL SMALL
                                          ASSET ALLOCATION              BOND                GLOBAL GROWTH         CAPITALIZATION
                                              DIVISION                DIVISION                DIVISION               DIVISION
                                        --------------------    --------------------   ---------------------   ---------------------
ASSETS:
   Investments at fair value..........  $          7,228,057    $          1,952,485   $           5,361,117   $           4,423,908
                                        --------------------    --------------------   ---------------------   ---------------------
        Total Assets..................             7,228,057               1,952,485               5,361,117               4,423,908
                                        --------------------    --------------------   ---------------------   ---------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company................                    27                       6                      30                      39
                                        --------------------    --------------------   ---------------------   ---------------------
        Total Liabilities.............                    27                       6                      30                      39
                                        --------------------    --------------------   ---------------------   ---------------------

NET ASSETS............................  $          7,228,030    $          1,952,479   $           5,361,087   $           4,423,869
                                        ====================    ====================   =====================   =====================


 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2018



                                  AMERICAN FUNDS(R)     AMERICAN FUNDS(R)     AMERICAN FUNDS(R)    AMERICAN FUNDS(R)
                                       GROWTH             GROWTH-INCOME       HIGH-INCOME BOND       INTERNATIONAL
                                      DIVISION              DIVISION              DIVISION             DIVISION
                                --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $         53,641,823  $         33,758,563  $          5,690,264  $          9,793,344
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........            53,641,823            33,758,563             5,690,264             9,793,344
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   296                   166                    17                    68
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                   296                   166                    17                    68
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $         53,641,527  $         33,758,397  $          5,690,247  $          9,793,276
                                ====================  ====================  ====================  ====================

                                                        AMERICAN FUNDS(R)                           BHFTI BRIGHTHOUSE/
                                  AMERICAN FUNDS(R)     U.S. GOVERNMENT/       AMERICAN FUNDS(R)     ABERDEEN EMERGING
                                      NEW WORLD       AAA-RATED SECURITIES     ULTRA-SHORT BOND       MARKETS EQUITY
                                      DIVISION              DIVISION               DIVISION              DIVISION
                                --------------------  ---------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $          2,555,195  $          3,557,748   $          6,040,920  $            373,764
                                --------------------  ---------------------  --------------------  --------------------
        Total Assets..........             2,555,195             3,557,748              6,040,920               373,764
                                --------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    13                     7                     --                     2
                                --------------------  ---------------------  --------------------  --------------------
        Total Liabilities.....                    13                     7                     --                     2
                                --------------------  ---------------------  --------------------  --------------------

NET ASSETS....................  $          2,555,182  $          3,557,741   $          6,040,920  $            373,762
                                ====================  =====================  ====================  ====================


                                   BHFTII METLIFE         FIDELITY(R) VIP
                                RUSSELL 2000(R) INDEX       CONTRAFUND
                                      DIVISION               DIVISION
                                ---------------------  --------------------
ASSETS:
   Investments at fair value..  $            872,417   $          4,387,598
                                ---------------------  --------------------
        Total Assets..........               872,417              4,387,598
                                ---------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                     7                     24
                                ---------------------  --------------------
        Total Liabilities.....                     7                     24
                                ---------------------  --------------------

NET ASSETS....................  $            872,410   $          4,387,574
                                =====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2018


                                   FIDELITY(R) VIP         FIDELITY(R) VIP        FIDELITY(R) VIP       FIDELITY(R) VIP
                                    EQUITY-INCOME           FREEDOM 2010           FREEDOM 2020          FREEDOM 2030
                                      DIVISION                DIVISION               DIVISION              DIVISION
                                ---------------------  ---------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $           2,748,755  $             342,624  $           1,695,121  $           4,057,520
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Assets..........              2,748,755                342,624              1,695,121              4,057,520
                                ---------------------  ---------------------  ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                     15                      2                      8                     21
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Liabilities.....                     15                      2                      8                     21
                                ---------------------  ---------------------  ---------------------  ---------------------

NET ASSETS....................  $           2,748,740  $             342,622  $           1,695,113  $           4,057,499
                                =====================  =====================  =====================  =====================

                                    FIDELITY(R) VIP       FIDELITY(R) VIP        FIDELITY(R) VIP         FIDELITY(R) VIP
                                     FREEDOM 2040          FREEDOM 2050             INDEX 500                MID CAP
                                       DIVISION              DIVISION               DIVISION                DIVISION
                                ---------------------  ---------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $           1,888,105  $             915,237  $           5,538,839  $           5,351,398
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Assets..........              1,888,105                915,237              5,538,839              5,351,398
                                ---------------------  ---------------------  ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                     11                      5                     25                     23
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Liabilities.....                     11                      5                     25                     23
                                ---------------------  ---------------------  ---------------------  ---------------------

NET ASSETS....................  $           1,888,094  $             915,232  $           5,538,814  $           5,351,375
                                =====================  =====================  =====================  =====================

                                      MFS(R) VIT            MFS(R) VIT
                                        GROWTH             NEW DISCOVERY
                                       DIVISION              DIVISION
                                ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $           1,219,487  $           1,315,353
                                ---------------------  ---------------------
        Total Assets..........              1,219,487              1,315,353
                                ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                      5                     12
                                ---------------------  ---------------------
        Total Liabilities.....                      5                     12
                                ---------------------  ---------------------

NET ASSETS....................  $           1,219,482  $           1,315,341
                                =====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2018


                                                                                                                     MFS(R) VIT
                                                                                                                    TOTAL RETURN
                                                                                                                      DIVISION
                                                                                                                --------------------
ASSETS:
   Investments at fair value.................................................................................   $            876,729
                                                                                                                --------------------
        Total Assets.........................................................................................                876,729
                                                                                                                --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company.......................................................................................                      3
                                                                                                                --------------------
        Total Liabilities....................................................................................                      3
                                                                                                                --------------------

NET ASSETS...................................................................................................   $            876,726
                                                                                                                ====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016



                                                                        AMERICAN FUNDS(R)
                                                                        ASSET ALLOCATION
                                                                            DIVISION
                                              -------------------------------------------------------------------
                                                      2018                    2017                   2016
                                              --------------------    --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $            148,643    $            153,874   $            147,315
                                              --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                65,496                  69,605                 62,389
                                              --------------------    --------------------   --------------------
           Net investment income (loss).....                83,147                  84,269                 84,926
                                              --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               365,372                 390,443                186,466
      Realized gains (losses) on sale of
         investments........................               373,564                 360,361                168,209
                                              --------------------    --------------------   --------------------
           Net realized gains (losses)......               738,936                 750,804                354,675
                                              --------------------    --------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................           (1,193,658)                 434,135                220,810
                                              --------------------    --------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......             (454,722)               1,184,939                575,485
                                              --------------------    --------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $          (371,575)    $          1,269,208   $            660,411
                                              ====================    ====================   ====================



                                                                        AMERICAN FUNDS(R)
                                                                              BOND
                                                                            DIVISION
                                              -------------------------------------------------------------------
                                                      2018                    2017                   2016
                                              --------------------    --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $             52,038    $             44,935   $             38,046
                                              --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                15,228                  15,784                 15,175
                                              --------------------    --------------------   --------------------
           Net investment income (loss).....                36,810                  29,151                 22,871
                                              --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 2,767                  30,434                  6,585
      Realized gains (losses) on sale of
         investments........................              (12,333)                 (1,241)                  7,942
                                              --------------------    --------------------   --------------------
           Net realized gains (losses)......               (9,566)                  29,193                 14,527
                                              --------------------    --------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................              (53,401)                   4,719                  7,079
                                              --------------------    --------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......              (62,967)                  33,912                 21,606
                                              --------------------    --------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $           (26,157)    $             63,063   $             44,477
                                              ====================    ====================   ====================



                                                                       AMERICAN FUNDS(R)
                                                                         GLOBAL GROWTH
                                                                           DIVISION
                                              -------------------------------------------------------------------
                                                      2018                   2017                    2016
                                              --------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends.............................  $             56,771   $             49,470    $             57,574
                                              --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                46,698                 40,574                  37,618
                                              --------------------   --------------------    --------------------
           Net investment income (loss).....                10,073                  8,896                  19,956
                                              --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               416,512                151,300                 409,771
      Realized gains (losses) on sale of
         investments........................                87,747                139,273                  42,498
                                              --------------------   --------------------    --------------------
           Net realized gains (losses)......               504,259                290,573                 452,269
                                              --------------------   --------------------    --------------------
      Change in unrealized gains (losses)
         on investments.....................           (1,084,085)              1,096,137               (471,988)
                                              --------------------   --------------------    --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......             (579,826)              1,386,710                (19,719)
                                              --------------------   --------------------    --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $          (569,753)   $          1,395,606    $                237
                                              ====================   ====================    ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016



                                                                       AMERICAN FUNDS(R)
                                                                         GLOBAL SMALL
                                                                        CAPITALIZATION
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2018                   2017                   2016
                                              --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $             17,567   $             32,368   $             21,694
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                41,248                 37,503                 31,043
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....              (23,681)                (5,135)                (9,349)
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               248,486                     --                733,882
      Realized gains (losses) on sale of
        investments.........................               127,641                 97,527                (5,562)
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......               376,127                 97,527                728,320
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................             (890,534)                993,051              (660,811)
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......             (514,407)              1,090,578                 67,509
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          (538,088)   $          1,085,443   $             58,160
                                              ====================   ====================   ====================




                                                                       AMERICAN FUNDS(R)
                                                                            GROWTH
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2018                   2017                    2016
                                              --------------------   --------------------    -------------------
INVESTMENT INCOME:
      Dividends.............................  $            409,379   $            417,037    $           506,960
                                              --------------------   --------------------    -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               475,397                447,234                386,548
                                              --------------------   --------------------    -------------------
           Net investment income (loss).....              (66,018)               (30,197)                120,412
                                              --------------------   --------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........             5,899,210              5,510,467              4,383,217
      Realized gains (losses) on sale of
        investments.........................             1,942,135              1,640,224                535,481
                                              --------------------   --------------------    -------------------
           Net realized gains (losses)......             7,841,345              7,150,691              4,918,698
                                              --------------------   --------------------    -------------------
      Change in unrealized gains (losses)
        on investments......................           (7,802,703)              6,634,330              (777,196)
                                              --------------------   --------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......                38,642             13,785,021              4,141,502
                                              --------------------   --------------------    -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           (27,376)   $         13,754,824    $         4,261,914
                                              ====================   ====================    ===================




                                                                       AMERICAN FUNDS(R)
                                                                         GROWTH-INCOME
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2018                   2017                   2016
                                              --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $            610,908   $            571,338   $            535,814
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               295,145                272,435                243,560
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....               315,763                298,903                292,254
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........             2,529,840              2,213,246              3,423,916
      Realized gains (losses) on sale of
        investments.........................             1,075,511                681,463                356,806
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......             3,605,351              2,894,709              3,780,722
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................           (4,536,265)              3,661,411              (795,313)
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......             (930,914)              6,556,120              2,985,409
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          (615,151)   $          6,855,023   $          3,277,663
                                              ====================   ====================   ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016



                                                                       AMERICAN FUNDS(R)
                                                                       HIGH-INCOME BOND
                                                                           DIVISION
                                              -------------------------------------------------------------------
                                                      2018                   2017                    2016
                                              --------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends.............................  $            372,832   $            398,099    $            345,764
                                              --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                45,026                 45,105                  41,758
                                              --------------------   --------------------    --------------------
           Net investment income (loss).....               327,806                352,994                 304,006
                                              --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                    --                     --                      --
      Realized gains (losses) on sale of
         investments........................              (29,172)               (18,894)                (78,012)
                                              --------------------   --------------------    --------------------
           Net realized gains (losses)......              (29,172)               (18,894)                (78,012)
                                              --------------------   --------------------    --------------------
      Change in unrealized gains (losses)
         on investments.....................             (466,454)                 34,349                 634,732
                                              --------------------   --------------------    --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......             (495,626)                 15,455                 556,720
                                              --------------------   --------------------    --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $          (167,820)   $            368,449    $            860,726
                                              ====================   ====================    ====================



                                                                        AMERICAN FUNDS(R)
                                                                          INTERNATIONAL
                                                                            DIVISION
                                              -------------------------------------------------------------------
                                                      2018                    2017                   2016
                                              --------------------    --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $            216,149    $            168,857   $            169,207
                                              --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                90,185                  88,886                 80,936
                                              --------------------    --------------------   --------------------
           Net investment income (loss).....               125,964                  79,971                 88,271
                                              --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               548,933                 130,389                871,117
      Realized gains (losses) on sale of
         investments........................               237,176                 197,422                (8,636)
                                              --------------------    --------------------   --------------------
           Net realized gains (losses)......               786,109                 327,811                862,481
                                              --------------------    --------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................           (2,448,874)               2,640,932              (656,842)
                                              --------------------    --------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......           (1,662,765)               2,968,743                205,639
                                              --------------------    --------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $        (1,536,801)    $          3,048,714   $            293,910
                                              ====================    ====================   ====================



                                                                       AMERICAN FUNDS(R)
                                                                           NEW WORLD
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2018                   2017                   2016
                                              --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $             31,931   $             33,796   $             25,989
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                22,446                 21,192                 18,848
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....                 9,485                 12,604                  7,141
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                79,937                     --                     --
      Realized gains (losses) on sale of
         investments........................                55,921                 21,212               (83,336)
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......               135,858                 21,212               (83,336)
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................             (576,698)                662,972                192,107
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......             (440,840)                684,184                108,771
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $          (431,355)   $            696,788   $            115,912
                                              ====================   ====================   ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016



                                                                       AMERICAN FUNDS(R)
                                                                       U.S. GOVERNMENT/
                                                                     AAA-RATED SECURITIES
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2018                   2017                   2016
                                              --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $             71,495   $             53,520   $             57,180
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                26,163                 25,929                 29,036
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....                45,332                 27,591                 28,144
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                    --                     --                 74,055
      Realized gains (losses) on sale of
        investments.........................              (18,337)                (6,264)                 12,976
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......              (18,337)                (6,264)                 87,031
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................              (20,086)                 15,015               (73,021)
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......              (38,423)                  8,751                 14,010
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              6,909   $             36,342   $             42,154
                                              ====================   ====================   ====================




                                                                       AMERICAN FUNDS(R)
                                                                       ULTRA-SHORT BOND
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2018                   2017                   2016
                                              --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $             82,233   $             28,733   $                 --
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                47,872                 45,440                 46,839
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....                34,361               (16,707)               (46,839)
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                    --                     --                     --
      Realized gains (losses) on sale of
        investments.........................                 6,991                  2,497               (10,163)
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......                 6,991                  2,497               (10,163)
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................                 3,830                  5,743                 15,317
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......                10,821                  8,240                  5,154
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $             45,182   $            (8,467)   $           (41,685)
                                              ====================   ====================   ====================



                                                                       BHFTI BRIGHTHOUSE/
                                                                        ABERDEEN EMERGING
                                                                         MARKETS EQUITY
                                                                            DIVISION
                                              -------------------------------------------------------------------
                                                      2018                    2017                   2016
                                              --------------------    --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $             12,881    $              5,634   $              3,198
                                              --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                 3,314                   3,620                  2,698
                                              --------------------    --------------------   --------------------
           Net investment income (loss).....                 9,567                   2,014                    500
                                              --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                    --                      --                     --
      Realized gains (losses) on sale of
        investments.........................                 3,856                  23,139                (3,879)
                                              --------------------    --------------------   --------------------
           Net realized gains (losses)......                 3,856                  23,139                (3,879)
                                              --------------------    --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................              (82,246)                  97,849                 16,854
                                              --------------------    --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......              (78,390)                 120,988                 12,975
                                              --------------------    --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           (68,823)    $            123,002   $             13,475
                                              ====================    ====================   ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016



                                                                         BHFTII METLIFE
                                                                      RUSSELL 2000(R) INDEX
                                                                            DIVISION
                                              ---------------------------------------------------------------------
                                                      2018                    2017                     2016
                                              ---------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends.............................  $              11,187   $               9,301   $               6,943
                                              ---------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                  7,640                   5,718                   3,912
                                              ---------------------   ---------------------   ---------------------
           Net investment income (loss).....                  3,547                   3,583                   3,031
                                              ---------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 67,256                  30,507                  29,235
      Realized gains (losses) on sale of
         investments........................                 16,082                   7,549                   3,346
                                              ---------------------   ---------------------   ---------------------
           Net realized gains (losses)......                 83,338                  38,056                  32,581
                                              ---------------------   ---------------------   ---------------------
      Change in unrealized gains (losses)
         on investments.....................              (209,562)                  60,881                  71,328
                                              ---------------------   ---------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......              (126,224)                  98,937                 103,909
                                              ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $           (122,677)   $             102,520   $             106,940
                                              =====================   =====================   =====================



                                                                          FIDELITY(R) VIP
                                                                            CONTRAFUND
                                                                             DIVISION
                                              ----------------------------------------------------------------------
                                                       2018                    2017                    2016
                                              ---------------------    ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends.............................  $              35,474    $              49,041   $              38,421
                                              ---------------------    ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 38,588                   37,912                  34,880
                                              ---------------------    ---------------------   ---------------------
           Net investment income (loss).....                (3,114)                   11,129                   3,541
                                              ---------------------    ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                448,870                  273,589                 360,065
      Realized gains (losses) on sale of
         investments........................                173,285                  227,268                  51,139
                                              ---------------------    ---------------------   ---------------------
           Net realized gains (losses)......                622,155                  500,857                 411,204
                                              ---------------------    ---------------------   ---------------------
      Change in unrealized gains (losses)
         on investments.....................              (910,587)                  449,534                (84,841)
                                              ---------------------    ---------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......              (288,432)                  950,391                 326,363
                                              ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $           (291,546)    $             961,520   $             329,904
                                              =====================    =====================   =====================



                                                                          FIDELITY(R) VIP
                                                                           EQUITY-INCOME
                                                                             DIVISION
                                              ----------------------------------------------------------------------
                                                       2018                    2017                     2016
                                              ---------------------    ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends.............................  $              68,743    $              48,642   $              52,467
                                              ---------------------    ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 22,563                   20,903                  16,781
                                              ---------------------    ---------------------   ---------------------
           Net investment income (loss).....                 46,180                   27,739                  35,686
                                              ---------------------    ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                136,246                   56,928                 136,838
      Realized gains (losses) on sale of
         investments........................                 10,670                   28,251                (19,483)
                                              ---------------------    ---------------------   ---------------------
           Net realized gains (losses)......                146,916                   85,179                 117,355
                                              ---------------------    ---------------------   ---------------------
      Change in unrealized gains (losses)
         on investments.....................              (462,670)                  204,479                 207,530
                                              ---------------------    ---------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......              (315,754)                  289,658                 324,885
                                              ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $           (269,574)    $             317,397   $             360,571
                                              =====================    =====================   =====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016



                                                                          FIDELITY(R) VIP
                                                                           FREEDOM 2010
                                                                             DIVISION
                                              ----------------------------------------------------------------------
                                                       2018                    2017                     2016
                                              ---------------------   ----------------------   ---------------------
INVESTMENT INCOME:
      Dividends.............................  $               5,879   $                6,000   $               4,847
                                              ---------------------   ----------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                  2,826                    2,725                   2,264
                                              ---------------------   ----------------------   ---------------------
           Net investment income (loss).....                  3,053                    3,275                   2,583
                                              ---------------------   ----------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 11,028                    7,231                   6,703
      Realized gains (losses) on sale of
         investments........................                  5,526                    1,255                   1,204
                                              ---------------------   ----------------------   ---------------------
           Net realized gains (losses)......                 16,554                    8,486                   7,907
                                              ---------------------   ----------------------   ---------------------
      Change in unrealized gains (losses)
         on investments.....................               (36,304)                   29,671                   3,601
                                              ---------------------   ----------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......               (19,750)                   38,157                  11,508
                                              ---------------------   ----------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $            (16,697)   $               41,432   $              14,091
                                              =====================   ======================   =====================



                                                                          FIDELITY(R) VIP
                                                                           FREEDOM 2020
                                                                             DIVISION
                                              ----------------------------------------------------------------------
                                                       2018                    2017                     2016
                                              ---------------------    ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends.............................  $              27,670    $              26,998   $              24,792
                                              ---------------------    ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 12,708                   14,065                  11,768
                                              ---------------------    ---------------------   ---------------------
           Net investment income (loss).....                 14,962                   12,933                  13,024
                                              ---------------------    ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 52,271                   52,392                  48,683
      Realized gains (losses) on sale of
         investments........................                 37,540                   48,227                   4,131
                                              ---------------------    ---------------------   ---------------------
           Net realized gains (losses)......                 89,811                  100,619                  52,814
                                              ---------------------    ---------------------   ---------------------
      Change in unrealized gains (losses)
         on investments.....................              (219,443)                  158,189                  16,507
                                              ---------------------    ---------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......              (129,632)                  258,808                  69,321
                                              ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $           (114,670)    $             271,741   $              82,345
                                              =====================    =====================   =====================



                                                                          FIDELITY(R) VIP
                                                                           FREEDOM 2030
                                                                             DIVISION
                                              ----------------------------------------------------------------------
                                                      2018                     2017                    2016
                                              ---------------------   ---------------------    ---------------------
INVESTMENT INCOME:
      Dividends.............................  $              60,467   $              47,192    $              44,466
                                              ---------------------   ---------------------    ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 31,772                  25,653                   21,267
                                              ---------------------   ---------------------    ---------------------
           Net investment income (loss).....                 28,695                  21,539                   23,199
                                              ---------------------   ---------------------    ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                105,642                 119,657                  104,679
      Realized gains (losses) on sale of
         investments........................                 90,775                 107,403                    7,218
                                              ---------------------   ---------------------    ---------------------
           Net realized gains (losses)......                196,417                 227,060                  111,897
                                              ---------------------   ---------------------    ---------------------
      Change in unrealized gains (losses)
         on investments.....................              (611,891)                 373,991                   33,248
                                              ---------------------   ---------------------    ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......              (415,474)                 601,051                  145,145
                                              ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $           (386,779)   $             622,590    $             168,344
                                              =====================   =====================    =====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016



                                                                          FIDELITY(R) VIP
                                                                           FREEDOM 2040
                                                                             DIVISION
                                              -----------------------------------------------------------------------
                                                      2018                     2017                     2016
                                              ---------------------    ---------------------   ----------------------
INVESTMENT INCOME:
      Dividends.............................  $              24,206    $              20,645   $               15,971
                                              ---------------------    ---------------------   ----------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 15,018                   11,669                    8,388
                                              ---------------------    ---------------------   ----------------------
            Net investment income (loss)....                  9,188                    8,976                    7,583
                                              ---------------------    ---------------------   ----------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 40,460                   47,575                   39,665
      Realized gains (losses) on sale of
         investments........................                 18,033                   18,374                    8,231
                                              ---------------------    ---------------------   ----------------------
            Net realized gains (losses).....                 58,493                   65,949                   47,896
                                              ---------------------    ---------------------   ----------------------
      Change in unrealized gains (losses)
         on investments.....................              (293,202)                  236,401                   18,162
                                              ---------------------    ---------------------   ----------------------
      Net realized and changes in unrealized
         gains (losses) on investments......              (234,709)                  302,350                   66,058
                                              ---------------------    ---------------------   ----------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $           (225,521)    $             311,326   $               73,641
                                              =====================    =====================   ======================



                                                                          FIDELITY(R) VIP
                                                                           FREEDOM 2050
                                                                             DIVISION
                                              -----------------------------------------------------------------------
                                                      2018                     2017                     2016
                                              ---------------------    ---------------------   ----------------------
INVESTMENT INCOME:
      Dividends.............................  $              11,430    $              10,010   $                8,577
                                              ---------------------    ---------------------   ----------------------
EXPENSES:
      Mortality and expense risk
         charges............................                  6,919                    5,469                    3,845
                                              ---------------------    ---------------------   ----------------------
            Net investment income (loss)....                  4,511                    4,541                    4,732
                                              ---------------------    ---------------------   ----------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 23,449                   24,482                   18,720
      Realized gains (losses) on sale of
         investments........................                 24,189                   14,481                  (1,104)
                                              ---------------------    ---------------------   ----------------------
            Net realized gains (losses).....                 47,638                   38,963                   17,616
                                              ---------------------    ---------------------   ----------------------
      Change in unrealized gains (losses)
         on investments.....................              (158,120)                  102,830                   15,626
                                              ---------------------    ---------------------   ----------------------
      Net realized and changes in unrealized
         gains (losses) on investments......              (110,482)                  141,793                   33,242
                                              ---------------------    ---------------------   ----------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $           (105,971)    $             146,334   $               37,974
                                              =====================    =====================   ======================



                                                                           FIDELITY(R) VIP
                                                                              INDEX 500
                                                                              DIVISION
                                              -----------------------------------------------------------------------
                                                       2018                     2017                    2016
                                              ---------------------    ---------------------    ---------------------
INVESTMENT INCOME:
      Dividends.............................  $             112,352    $              91,406    $              60,468
                                              ---------------------    ---------------------    ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 44,343                   36,772                   29,962
                                              ---------------------    ---------------------    ---------------------
            Net investment income (loss)....                 68,009                   54,634                   30,506
                                              ---------------------    ---------------------    ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 27,682                   15,241                    3,742
      Realized gains (losses) on sale of
         investments........................                195,065                  121,259                  208,321
                                              ---------------------    ---------------------    ---------------------
            Net realized gains (losses).....                222,747                  136,500                  212,063
                                              ---------------------    ---------------------    ---------------------
      Change in unrealized gains (losses)
         on investments.....................              (600,277)                  740,947                  159,099
                                              ---------------------    ---------------------    ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......              (377,530)                  877,447                  371,162
                                              ---------------------    ---------------------    ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $           (309,521)    $             932,081    $             401,668
                                              =====================    =====================    =====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016



                                                                         FIDELITY(R) VIP
                                                                             MID CAP
                                                                            DIVISION
                                              -------------------------------------------------------------------
                                                      2018                    2017                   2016
                                              --------------------    --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $             42,244    $             40,283   $             24,508
                                              --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                48,383                  42,263                 37,787
                                              --------------------    --------------------   --------------------
           Net investment income (loss).....               (6,139)                 (1,980)               (13,279)
                                              --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               527,427                 251,762                326,127
      Realized gains (losses) on sale of
         investments........................                36,463                  58,882               (22,090)
                                              --------------------    --------------------   --------------------
           Net realized gains (losses)......               563,890                 310,644                304,037
                                              --------------------    --------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................           (1,536,318)                 724,172                295,441
                                              --------------------    --------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......             (972,428)               1,034,816                599,478
                                              --------------------    --------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $          (978,567)    $          1,032,836   $            586,199
                                              ====================    ====================   ====================



                                                                          MFS(R) VIT
                                                                            GROWTH
                                                                           DIVISION
                                              -------------------------------------------------------------------
                                                      2018                   2017                    2016
                                              --------------------   --------------------   ---------------------
INVESTMENT INCOME:
      Dividends.............................  $              1,174   $                984   $                 278
                                              --------------------   --------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 9,521                  6,781                   5,053
                                              --------------------   --------------------   ---------------------
           Net investment income (loss).....               (8,347)                (5,797)                 (4,775)
                                              --------------------   --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                87,138                 37,242                  37,912
      Realized gains (losses) on sale of
         investments........................                56,546                 27,980                  17,732
                                              --------------------   --------------------   ---------------------
           Net realized gains (losses)......               143,684                 65,222                  55,644
                                              --------------------   --------------------   ---------------------
      Change in unrealized gains (losses)
         on investments.....................             (115,289)                176,607                (63,880)
                                              --------------------   --------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......                28,395                241,829                 (8,236)
                                              --------------------   --------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $             20,048   $            236,032   $            (13,011)
                                              ====================   ====================   =====================



                                                                          MFS(R) VIT
                                                                         NEW DISCOVERY
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2018                   2017                   2016
                                              --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $                 --   $                 --   $                 --
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                10,107                  7,510                  5,769
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....              (10,107)                (7,510)                (5,769)
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               178,400                 20,179                 35,393
      Realized gains (losses) on sale of
         investments........................                25,905                  1,450               (25,933)
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......               204,305                 21,629                  9,460
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................             (250,513)                219,220                 52,827
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......              (46,208)                240,849                 62,287
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $           (56,315)   $            233,339   $             56,518
                                              ====================   ====================   ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016



                                                                                              MFS(R) VIT
                                                                                             TOTAL RETURN
                                                                                               DIVISION
                                                                 -------------------------------------------------------------------
                                                                         2018                    2017                   2016
                                                                 --------------------   ---------------------   --------------------
INVESTMENT INCOME:
      Dividends...............................................   $             19,985   $              20,054   $             49,004
                                                                 --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges..............................................                  6,819                   8,055                 11,733
                                                                 --------------------   ---------------------   --------------------
           Net investment income (loss).......................                 13,166                  11,999                 37,271
                                                                 --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.............................                 40,721                  23,336                 55,093
      Realized gains (losses) on sale of
         investments..........................................                  4,654                  81,432                 11,073
                                                                 --------------------   ---------------------   --------------------
           Net realized gains (losses)........................                 45,375                 104,768                 66,166
                                                                 --------------------   ---------------------   --------------------
      Change in unrealized gains (losses)
         on investments.......................................              (117,166)                   3,955                 28,836
                                                                 --------------------   ---------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments........................               (71,791)                 108,723                 95,002
                                                                 --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations............................   $           (58,625)   $             120,722   $            132,273
                                                                 ====================   =====================   ====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016


                                                                                  AMERICAN FUNDS(R)
                                                                                  ASSET ALLOCATION
                                                                                      DIVISION
                                                         -------------------------------------------------------------------
                                                                 2018                   2017                    2016
                                                         --------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             83,147   $             84,269    $             84,926
   Net realized gains (losses).........................               738,936                750,804                 354,675
   Change in unrealized gains (losses) on investments..           (1,193,658)                434,135                 220,810
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (371,575)              1,269,208                 660,411
                                                         --------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               623,037                682,107                 664,581
   Net transfers (including fixed account).............             (210,208)               (30,381)                 116,896
   Policy charges......................................             (496,322)              (524,162)               (512,165)
   Transfers for Policy benefits and terminations......           (1,391,928)              (634,173)               (685,078)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................           (1,475,421)              (506,609)               (415,766)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............           (1,846,996)                762,599                 244,645
NET ASSETS:
   Beginning of year...................................             9,075,026              8,312,427               8,067,782
                                                         --------------------   --------------------    --------------------
   End of year.........................................  $          7,228,030   $          9,075,026    $          8,312,427
                                                         ====================   ====================    ====================

                                                                                  AMERICAN FUNDS(R)
                                                                                        BOND
                                                                                      DIVISION
                                                         -------------------------------------------------------------------
                                                                 2018                   2017                   2016
                                                         --------------------   --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             36,810   $             29,151   $              22,871
   Net realized gains (losses).........................               (9,566)                 29,193                  14,527
   Change in unrealized gains (losses) on investments..              (53,401)                  4,719                   7,079
                                                         --------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................              (26,157)                 63,063                  44,477
                                                         --------------------   --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               284,627                280,258                 244,567
   Net transfers (including fixed account).............              (94,441)                (2,264)                (17,470)
   Policy charges......................................             (108,371)              (116,780)               (112,397)
   Transfers for Policy benefits and terminations......             (191,038)              (123,568)                (91,335)
                                                         --------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................             (109,223)                 37,646                  23,365
                                                         --------------------   --------------------   ---------------------
     Net increase (decrease) in net assets.............             (135,380)                100,709                  67,842
NET ASSETS:
   Beginning of year...................................             2,087,859              1,987,150               1,919,308
                                                         --------------------   --------------------   ---------------------
   End of year.........................................  $          1,952,479   $          2,087,859   $           1,987,150
                                                         ====================   ====================   =====================

                                                                                  AMERICAN FUNDS(R)
                                                                                    GLOBAL GROWTH
                                                                                      DIVISION
                                                         -------------------------------------------------------------------
                                                                 2018                   2017                    2016
                                                         --------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             10,073   $              8,896    $             19,956
   Net realized gains (losses).........................               504,259                290,573                 452,269
   Change in unrealized gains (losses) on investments..           (1,084,085)              1,096,137               (471,988)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (569,753)              1,395,606                     237
                                                         --------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               531,438                427,905                 445,372
   Net transfers (including fixed account).............             (108,316)                172,763                (17,275)
   Policy charges......................................             (284,945)              (265,927)               (272,750)
   Transfers for Policy benefits and terminations......             (185,145)              (556,464)               (437,683)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................              (46,968)              (221,723)               (282,336)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............             (616,721)              1,173,883               (282,099)
NET ASSETS:
   Beginning of year...................................             5,977,808              4,803,925               5,086,024
                                                         --------------------   --------------------    --------------------
   End of year.........................................  $          5,361,087   $          5,977,808    $          4,803,925
                                                         ====================   ====================    ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016


                                                                                  AMERICAN FUNDS(R)
                                                                                    GLOBAL SMALL
                                                                                   CAPITALIZATION
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2018                   2017                   2016
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           (23,681)   $            (5,135)   $            (9,349)
   Net realized gains (losses).........................               376,127                 97,527                728,320
   Change in unrealized gains (losses) on investments..             (890,534)                993,051              (660,811)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (538,088)              1,085,443                 58,160
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               505,097                486,633                470,136
   Net transfers (including fixed account).............             (329,016)                  4,379               (91,937)
   Policy charges......................................             (246,335)              (253,699)              (223,740)
   Transfers for Policy benefits and terminations......             (242,790)              (311,280)              (104,792)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................             (313,044)               (73,967)                 49,667
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............             (851,132)              1,011,476                107,827
NET ASSETS:
   Beginning of year...................................             5,275,001              4,263,525              4,155,698
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          4,423,869   $          5,275,001   $          4,263,525
                                                         ====================   ====================   ====================


                                                                                   AMERICAN FUNDS(R)
                                                                                        GROWTH
                                                                                       DIVISION
                                                         -------------------------------------------------------------------
                                                                 2018                    2017                   2016
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           (66,018)    $           (30,197)   $            120,412
   Net realized gains (losses).........................             7,841,345               7,150,691              4,918,698
   Change in unrealized gains (losses) on investments..           (7,802,703)               6,634,330              (777,196)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................              (27,376)              13,754,824              4,261,914
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........             2,635,771               2,669,615              2,615,616
   Net transfers (including fixed account).............           (1,296,748)             (1,058,473)            (1,463,290)
   Policy charges......................................           (2,179,971)             (2,189,606)            (2,157,744)
   Transfers for Policy benefits and terminations......           (4,695,810)             (5,541,228)            (1,831,751)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................           (5,536,758)             (6,119,692)            (2,837,169)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............           (5,564,134)               7,635,132              1,424,745
NET ASSETS:
   Beginning of year...................................            59,205,661              51,570,529             50,145,784
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $         53,641,527    $         59,205,661   $         51,570,529
                                                         ====================    ====================   ====================


                                                                                   AMERICAN FUNDS(R)
                                                                                     GROWTH-INCOME
                                                                                       DIVISION
                                                         -------------------------------------------------------------------
                                                                 2018                    2017                   2016
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            315,763    $            298,903   $            292,254
   Net realized gains (losses).........................             3,605,351               2,894,709              3,780,722
   Change in unrealized gains (losses) on investments..           (4,536,265)               3,661,411              (795,313)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (615,151)               6,855,023              3,277,663
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........             1,857,699               1,961,270              1,975,651
   Net transfers (including fixed account).............             (165,185)                 171,443              (893,523)
   Policy charges......................................           (1,530,572)             (1,600,818)            (1,645,689)
   Transfers for Policy benefits and terminations......           (3,130,917)             (2,698,590)            (1,234,604)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................           (2,968,975)             (2,166,695)            (1,798,165)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............           (3,584,126)               4,688,328              1,479,498
NET ASSETS:
   Beginning of year...................................            37,342,523              32,654,195             31,174,697
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $         33,758,397    $         37,342,523   $         32,654,195
                                                         ====================    ====================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016


                                                                                  AMERICAN FUNDS(R)
                                                                                  HIGH-INCOME BOND
                                                                                      DIVISION
                                                         -------------------------------------------------------------------
                                                                 2018                   2017                    2016
                                                         --------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            327,806   $            352,994    $            304,006
   Net realized gains (losses).........................              (29,172)               (18,894)                (78,012)
   Change in unrealized gains (losses) on investments..             (466,454)                 34,349                 634,732
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (167,820)                368,449                 860,726
                                                         --------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               546,333                553,037                 547,372
   Net transfers (including fixed account).............              (42,594)               (69,308)               (152,452)
   Policy charges......................................             (311,591)              (342,345)               (338,244)
   Transfers for Policy benefits and terminations......             (235,110)              (410,821)               (306,816)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................              (42,962)              (269,437)               (250,140)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............             (210,782)                 99,012                 610,586
NET ASSETS:
   Beginning of year...................................             5,901,029              5,802,017               5,191,431
                                                         --------------------   --------------------    --------------------
   End of year.........................................  $          5,690,247   $          5,901,029    $          5,802,017
                                                         ====================   ====================    ====================

                                                                                   AMERICAN FUNDS(R)
                                                                                     INTERNATIONAL
                                                                                       DIVISION
                                                         -------------------------------------------------------------------
                                                                 2018                    2017                   2016
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            125,964    $             79,971   $             88,271
   Net realized gains (losses).........................               786,109                 327,811                862,481
   Change in unrealized gains (losses) on investments..           (2,448,874)               2,640,932              (656,842)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................           (1,536,801)               3,048,714                293,910
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               836,896                 803,256                831,074
   Net transfers (including fixed account).............             (481,607)               (400,042)              (362,252)
   Policy charges......................................             (481,508)               (513,138)              (521,328)
   Transfers for Policy benefits and terminations......             (655,371)             (1,120,989)              (627,031)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................             (781,590)             (1,230,913)              (679,537)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............           (2,318,391)               1,817,801              (385,627)
NET ASSETS:
   Beginning of year...................................            12,111,667              10,293,866             10,679,493
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $          9,793,276    $         12,111,667   $         10,293,866
                                                         ====================    ====================   ====================

                                                                                  AMERICAN FUNDS(R)
                                                                                      NEW WORLD
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2018                   2017                   2016
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              9,485   $             12,604   $              7,141
   Net realized gains (losses).........................               135,858                 21,212               (83,336)
   Change in unrealized gains (losses) on investments..             (576,698)                662,972                192,107
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (431,355)                696,788                115,912
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               408,547                382,540                401,491
   Net transfers (including fixed account).............             (259,469)                162,462               (69,872)
   Policy charges......................................             (178,020)              (176,075)              (173,904)
   Transfers for Policy benefits and terminations......             (142,436)              (411,884)              (205,697)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................             (171,378)               (42,957)               (47,982)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............             (602,733)                653,831                 67,930
NET ASSETS:
   Beginning of year...................................             3,157,915              2,504,084              2,436,154
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          2,555,182   $          3,157,915   $          2,504,084
                                                         ====================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016


                                                                                  AMERICAN FUNDS(R)
                                                                                  U.S. GOVERNMENT/
                                                                                AAA-RATED SECURITIES
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2018                   2017                   2016
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             45,332   $             27,591   $             28,144
   Net realized gains (losses).........................              (18,337)                (6,264)                 87,031
   Change in unrealized gains (losses) on investments..              (20,086)                 15,015               (73,021)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                 6,909                 36,342                 42,154
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               437,198                433,795                462,995
   Net transfers (including fixed account).............               255,191                  3,557              (554,945)
   Policy charges......................................             (215,206)              (234,518)              (265,223)
   Transfers for Policy benefits and terminations......             (348,681)              (228,100)              (364,710)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................               128,502               (25,266)              (721,883)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............               135,411                 11,076              (679,729)
NET ASSETS:
   Beginning of year...................................             3,422,330              3,411,254              4,090,983
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          3,557,741   $          3,422,330   $          3,411,254
                                                         ====================   ====================   ====================


                                                                                  AMERICAN FUNDS(R)
                                                                                  ULTRA-SHORT BOND
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2018                   2017                   2016
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             34,361   $           (16,707)   $           (46,839)
   Net realized gains (losses).........................                 6,991                  2,497               (10,163)
   Change in unrealized gains (losses) on investments..                 3,830                  5,743                 15,317
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                45,182                (8,467)               (41,685)
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........             1,134,330              1,171,476              1,224,444
   Net transfers (including fixed account).............                77,890                 45,189              (186,709)
   Policy charges......................................             (802,006)              (809,879)              (847,214)
   Transfers for Policy benefits and terminations......             (380,849)              (256,840)              (152,254)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................                29,365                149,946                 38,267
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............                74,547                141,479                (3,418)
NET ASSETS:
   Beginning of year...................................             5,966,373              5,824,894              5,828,312
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          6,040,920   $          5,966,373   $          5,824,894
                                                         ====================   ====================   ====================

                                                                                  BHFTI BRIGHTHOUSE/
                                                                                   ABERDEEN EMERGING
                                                                                    MARKETS EQUITY
                                                                                       DIVISION
                                                         -------------------------------------------------------------------
                                                                 2018                    2017                   2016
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              9,567    $              2,014   $                500
   Net realized gains (losses).........................                 3,856                  23,139                (3,879)
   Change in unrealized gains (losses) on investments..              (82,246)                  97,849                 16,854
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................              (68,823)                 123,002                 13,475
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                92,456                  82,561                 74,788
   Net transfers (including fixed account).............             (101,445)               (167,489)                297,997
   Policy charges......................................              (24,687)                (21,795)               (14,143)
   Transfers for Policy benefits and terminations......               (8,756)                (76,434)               (38,796)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................              (42,432)               (183,157)                319,846
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............             (111,255)                (60,155)                333,321
NET ASSETS:
   Beginning of year...................................               485,017                 545,172                211,851
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $            373,762    $            485,017   $            545,172
                                                         ====================    ====================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016


                                                                                    BHFTII METLIFE
                                                                                 RUSSELL 2000(R) INDEX
                                                                                       DIVISION
                                                         ---------------------------------------------------------------------
                                                                 2018                    2017                     2016
                                                         ---------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               3,547   $               3,583   $               3,031
   Net realized gains (losses).........................                 83,338                  38,056                  32,581
   Change in unrealized gains (losses) on investments..              (209,562)                  60,881                  71,328
                                                         ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................              (122,677)                 102,520                 106,940
                                                         ---------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                183,888                 139,488                 102,580
   Net transfers (including fixed account).............                 34,661                  49,463                  61,281
   Policy charges......................................               (53,499)                (41,248)                (32,956)
   Transfers for Policy benefits and terminations......               (56,670)                (31,253)                (37,943)
                                                         ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................                108,380                 116,450                  92,962
                                                         ---------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets............               (14,297)                 218,970                 199,902
NET ASSETS:
   Beginning of year...................................                886,707                 667,737                 467,835
                                                         ---------------------   ---------------------   ---------------------
   End of year.........................................  $             872,410   $             886,707   $             667,737
                                                         =====================   =====================   =====================

                                                                                     FIDELITY(R) VIP
                                                                                       CONTRAFUND
                                                                                        DIVISION
                                                         ----------------------------------------------------------------------
                                                                  2018                    2017                    2016
                                                         ---------------------    ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             (3,114)    $              11,129   $               3,541
   Net realized gains (losses).........................                622,155                  500,857                 411,204
   Change in unrealized gains (losses) on investments..              (910,587)                  449,534                (84,841)
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................              (291,546)                  961,520                 329,904
                                                         ---------------------    ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                494,760                  484,681                 458,556
   Net transfers (including fixed account).............                 95,062                (473,053)                (81,606)
   Policy charges......................................              (193,976)                (189,738)               (188,260)
   Transfers for Policy benefits and terminations......              (792,428)                (593,569)               (291,350)
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................              (396,582)                (771,679)               (102,660)
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets............              (688,128)                  189,841                 227,244
NET ASSETS:
   Beginning of year...................................              5,075,702                4,885,861               4,658,617
                                                         ---------------------    ---------------------   ---------------------
   End of year.........................................  $           4,387,574    $           5,075,702   $           4,885,861
                                                         =====================    =====================   =====================

                                                                                     FIDELITY(R) VIP
                                                                                      EQUITY-INCOME
                                                                                        DIVISION
                                                         ----------------------------------------------------------------------
                                                                  2018                    2017                     2016
                                                         ---------------------    ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              46,180    $              27,739   $              35,686
   Net realized gains (losses).........................                146,916                   85,179                 117,355
   Change in unrealized gains (losses) on investments..              (462,670)                  204,479                 207,530
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................              (269,574)                  317,397                 360,571
                                                         ---------------------    ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                325,839                  344,000                 299,673
   Net transfers (including fixed account).............               (23,552)                  224,175               (216,643)
   Policy charges......................................              (124,319)                (114,752)               (101,039)
   Transfers for Policy benefits and terminations......              (159,312)                (214,477)               (153,846)
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................                 18,656                  238,946               (171,855)
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets............              (250,918)                  556,343                 188,716
NET ASSETS:
   Beginning of year...................................              2,999,658                2,443,315               2,254,599
                                                         ---------------------    ---------------------   ---------------------
   End of year.........................................  $           2,748,740    $           2,999,658   $           2,443,315
                                                         =====================    =====================   =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016


                                                                                     FIDELITY(R) VIP
                                                                                      FREEDOM 2010
                                                                                        DIVISION
                                                         ----------------------------------------------------------------------
                                                                  2018                    2017                     2016
                                                         ---------------------   ----------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               3,053   $                3,275   $               2,583
   Net realized gains (losses).........................                 16,554                    8,486                   7,907
   Change in unrealized gains (losses) on investments..               (36,304)                   29,671                   3,601
                                                         ---------------------   ----------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................               (16,697)                   41,432                  14,091
                                                         ---------------------   ----------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                 48,159                   62,094                  55,239
   Net transfers (including fixed account).............                     --                       --                 (6,832)
   Policy charges......................................               (13,651)                 (11,916)                (12,428)
   Transfers for Policy benefits and terminations......               (76,558)                 (14,185)                (13,099)
                                                         ---------------------   ----------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................               (42,050)                   35,993                  22,880
                                                         ---------------------   ----------------------   ---------------------
      Net increase (decrease) in net assets............               (58,747)                   77,425                  36,971
NET ASSETS:
   Beginning of year...................................                401,369                  323,944                 286,973
                                                         ---------------------   ----------------------   ---------------------
   End of year.........................................  $             342,622   $              401,369   $             323,944
                                                         =====================   ======================   =====================

                                                                                     FIDELITY(R) VIP
                                                                                      FREEDOM 2020
                                                                                        DIVISION
                                                         ----------------------------------------------------------------------
                                                                  2018                    2017                     2016
                                                         ---------------------    ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              14,962    $              12,933   $              13,024
   Net realized gains (losses).........................                 89,811                  100,619                  52,814
   Change in unrealized gains (losses) on investments..              (219,443)                  158,189                  16,507
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................              (114,670)                  271,741                  82,345
                                                         ---------------------    ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                185,084                  161,221                 147,597
   Net transfers (including fixed account).............               (96,427)                 (53,529)                (38,247)
   Policy charges......................................               (88,120)                 (83,280)                (78,317)
   Transfers for Policy benefits and terminations......               (34,527)                 (91,351)                (17,700)
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................               (33,990)                 (66,939)                  13,333
                                                         ---------------------    ---------------------   ---------------------
      Net increase (decrease) in net assets............              (148,660)                  204,802                  95,678
NET ASSETS:
   Beginning of year...................................              1,843,773                1,638,971               1,543,293
                                                         ---------------------    ---------------------   ---------------------
   End of year.........................................  $           1,695,113    $           1,843,773   $           1,638,971
                                                         =====================    =====================   =====================

                                                                                     FIDELITY(R) VIP
                                                                                      FREEDOM 2030
                                                                                        DIVISION
                                                         ----------------------------------------------------------------------
                                                                 2018                     2017                    2016
                                                         ---------------------   ---------------------    ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              28,695   $              21,539    $              23,199
   Net realized gains (losses).........................                196,417                 227,060                  111,897
   Change in unrealized gains (losses) on investments..              (611,891)                 373,991                   33,248
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................              (386,779)                 622,590                  168,344
                                                         ---------------------   ---------------------    ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                659,383                 558,984                  529,294
   Net transfers (including fixed account).............                382,645                (62,480)                 (53,599)
   Policy charges......................................              (139,459)               (117,901)                (113,944)
   Transfers for Policy benefits and terminations......               (34,615)               (537,712)                 (58,662)
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................                867,954               (159,109)                  303,089
                                                         ---------------------   ---------------------    ---------------------
      Net increase (decrease) in net assets............                481,175                 463,481                  471,433
NET ASSETS:
   Beginning of year...................................              3,576,324               3,112,843                2,641,410
                                                         ---------------------   ---------------------    ---------------------
   End of year.........................................  $           4,057,499   $           3,576,324    $           3,112,843
                                                         =====================   =====================    =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016


                                                                                     FIDELITY(R) VIP
                                                                                      FREEDOM 2040
                                                                                        DIVISION
                                                         -----------------------------------------------------------------------
                                                                 2018                     2017                     2016
                                                         ---------------------    ---------------------   ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               9,188    $               8,976   $                7,583
   Net realized gains (losses).........................                 58,493                   65,949                   47,896
   Change in unrealized gains (losses) on investments..              (293,202)                  236,401                   18,162
                                                         ---------------------    ---------------------   ----------------------
      Net increase (decrease) in net assets resulting
        from operations................................              (225,521)                  311,326                   73,641
                                                         ---------------------    ---------------------   ----------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                450,738                  360,757                  334,744
   Net transfers (including fixed account).............               (23,619)                   72,554                  (9,184)
   Policy charges......................................               (55,034)                 (43,286)                 (40,694)
   Transfers for Policy benefits and terminations......              (104,602)                 (80,128)                (182,072)
                                                         ---------------------    ---------------------   ----------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................                267,483                  309,897                  102,794
                                                         ---------------------    ---------------------   ----------------------
      Net increase (decrease) in net assets............                 41,962                  621,223                  176,435
NET ASSETS:
   Beginning of year...................................              1,846,132                1,224,909                1,048,474
                                                         ---------------------    ---------------------   ----------------------
   End of year.........................................  $           1,888,094    $           1,846,132   $            1,224,909
                                                         =====================    =====================   ======================

                                                                                     FIDELITY(R) VIP
                                                                                      FREEDOM 2050
                                                                                        DIVISION
                                                         -----------------------------------------------------------------------
                                                                 2018                     2017                     2016
                                                         ---------------------    ---------------------   ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               4,511    $               4,541   $                4,732
   Net realized gains (losses).........................                 47,638                   38,963                   17,616
   Change in unrealized gains (losses) on investments..              (158,120)                  102,830                   15,626
                                                         ---------------------    ---------------------   ----------------------
      Net increase (decrease) in net assets resulting
        from operations................................              (105,971)                  146,334                   37,974
                                                         ---------------------    ---------------------   ----------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                355,054                  259,316                  256,148
   Net transfers (including fixed account).............                 40,828                 (16,911)                   39,144
   Policy charges......................................               (31,309)                 (27,018)                 (26,547)
   Transfers for Policy benefits and terminations......              (187,462)                (109,846)                (145,441)
                                                         ---------------------    ---------------------   ----------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................                177,111                  105,541                  123,304
                                                         ---------------------    ---------------------   ----------------------
      Net increase (decrease) in net assets............                 71,140                  251,875                  161,278
NET ASSETS:
   Beginning of year...................................                844,092                  592,217                  430,939
                                                         ---------------------    ---------------------   ----------------------
   End of year.........................................  $             915,232    $             844,092   $              592,217
                                                         =====================    =====================   ======================

                                                                                      FIDELITY(R) VIP
                                                                                         INDEX 500
                                                                                         DIVISION
                                                         -----------------------------------------------------------------------
                                                                  2018                     2017                    2016
                                                         ---------------------    ---------------------    ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              68,009    $              54,634    $              30,506
   Net realized gains (losses).........................                222,747                  136,500                  212,063
   Change in unrealized gains (losses) on investments..              (600,277)                  740,947                  159,099
                                                         ---------------------    ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
        from operations................................              (309,521)                  932,081                  401,668
                                                         ---------------------    ---------------------    ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........                806,447                  814,558                  621,796
   Net transfers (including fixed account).............              (162,494)                   65,688                  822,181
   Policy charges......................................              (196,135)                (176,942)                (175,980)
   Transfers for Policy benefits and terminations......              (163,496)                (380,872)                (841,851)
                                                         ---------------------    ---------------------    ---------------------
      Net increase (decrease) in net assets resulting
        from Policy transactions.......................                284,322                  322,432                  426,146
                                                         ---------------------    ---------------------    ---------------------
      Net increase (decrease) in net assets............               (25,199)                1,254,513                  827,814
NET ASSETS:
   Beginning of year...................................              5,564,013                4,309,500                3,481,686
                                                         ---------------------    ---------------------    ---------------------
   End of year.........................................  $           5,538,814    $           5,564,013    $           4,309,500
                                                         =====================    =====================    =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016


                                                                                    FIDELITY(R) VIP
                                                                                        MID CAP
                                                                                       DIVISION
                                                         -------------------------------------------------------------------
                                                                 2018                    2017                   2016
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            (6,139)    $            (1,980)   $           (13,279)
   Net realized gains (losses).........................               563,890                 310,644                304,037
   Change in unrealized gains (losses) on investments..           (1,536,318)                 724,172                295,441
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................             (978,567)               1,032,836                586,199
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               802,793                 771,971                727,355
   Net transfers (including fixed account).............             (146,199)                (79,239)              (713,614)
   Policy charges......................................             (280,668)               (264,510)              (245,946)
   Transfers for Policy benefits and terminations......             (288,557)               (353,104)              (564,319)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................                87,369                  75,118              (796,524)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............             (891,198)               1,107,954              (210,325)
NET ASSETS:
   Beginning of year...................................             6,242,573               5,134,619              5,344,944
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $          5,351,375    $          6,242,573   $          5,134,619
                                                         ====================    ====================   ====================

                                                                                     MFS(R) VIT
                                                                                       GROWTH
                                                                                      DIVISION
                                                         -------------------------------------------------------------------
                                                                 2018                   2017                    2016
                                                         --------------------   --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            (8,347)   $            (5,797)   $             (4,775)
   Net realized gains (losses).........................               143,684                 65,222                  55,644
   Change in unrealized gains (losses) on investments..             (115,289)                176,607                (63,880)
                                                         --------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                20,048                236,032                (13,011)
                                                         --------------------   --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               245,966                220,489                 179,750
   Net transfers (including fixed account).............               159,885               (87,396)               (106,549)
   Policy charges......................................              (74,209)               (68,504)                (66,589)
   Transfers for Policy benefits and terminations......             (186,449)               (86,669)                (34,825)
                                                         --------------------   --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................               145,193               (22,080)                (28,213)
                                                         --------------------   --------------------   ---------------------
     Net increase (decrease) in net assets.............               165,241                213,952                (41,224)
NET ASSETS:
   Beginning of year...................................             1,054,241                840,289                 881,513
                                                         --------------------   --------------------   ---------------------
   End of year.........................................  $          1,219,482   $          1,054,241   $             840,289
                                                         ====================   ====================   =====================

                                                                                     MFS(R) VIT
                                                                                    NEW DISCOVERY
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2018                   2017                   2016
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           (10,107)   $            (7,510)   $            (5,769)
   Net realized gains (losses).........................               204,305                 21,629                  9,460
   Change in unrealized gains (losses) on investments..             (250,513)                219,220                 52,827
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................              (56,315)                233,339                 56,518
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners........               172,427                138,849                 99,326
   Net transfers (including fixed account).............                90,099                 85,186               (71,629)
   Policy charges......................................              (51,366)               (42,482)               (35,582)
   Transfers for Policy benefits and terminations......              (47,188)               (40,328)               (33,001)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions.......................               163,972                141,225               (40,886)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............               107,657                374,564                 15,632
NET ASSETS:
   Beginning of year...................................             1,207,684                833,120                817,488
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          1,315,341   $          1,207,684   $            833,120
                                                         ====================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016


                                                                                              MFS(R) VIT
                                                                                             TOTAL RETURN
                                                                                               DIVISION
                                                                 -------------------------------------------------------------------
                                                                         2018                    2017                   2016
                                                                 --------------------   ---------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................   $             13,166   $              11,999   $             37,271
   Net realized gains (losses)................................                 45,375                 104,768                 66,166
   Change in unrealized gains (losses) on investments.........              (117,166)                   3,955                 28,836
                                                                 --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations.......................................               (58,625)                 120,722                132,273
                                                                 --------------------   ---------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from Policy owners...............                134,808                 150,247                137,275
   Net transfers (including fixed account)....................               (17,253)               (777,640)                180,194
   Policy charges.............................................               (60,818)                (66,720)               (93,092)
   Transfers for Policy benefits and terminations.............               (23,051)                (52,377)               (34,423)
                                                                 --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from Policy transactions..............................                 33,686               (746,490)                189,954
                                                                 --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets....................               (24,939)               (625,768)                322,227
NET ASSETS:
   Beginning of year..........................................                901,665               1,527,433              1,205,206
                                                                 --------------------   ---------------------   --------------------
   End of year................................................   $            876,726   $             901,665   $          1,527,433
                                                                 ====================   =====================   ====================


 The accompanying notes are an integral part of these financial statements.

                   PARAGON SEPARATE ACCOUNT A
             OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


Paragon Separate Account A (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on October 30, 1987 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, portfolio or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series(R) ("American Funds")
Brighthouse Funds Trust I ("BHFTI")
Brighthouse Funds Trust II ("BHFTII")
Fidelity(R) Variable Insurance Products ("Fidelity VIP")
MFS(R) Variable Insurance Trust ("MFS VIT")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.


2.  LIST OF DIVISIONS


Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The following Divisions had net assets as of December 31, 2018:

American Funds(R) Asset Allocation Division              BHFTII MetLife Russell 2000(R) Index Division
American Funds(R) Bond Division                          Fidelity(R) VIP Contrafund Division
American Funds(R) Global Growth Division                 Fidelity(R) VIP Equity-Income Division
American Funds(R) Global Small Capitalization Division   Fidelity(R) VIP Freedom 2010 Division
American Funds(R) Growth Division                        Fidelity(R) VIP Freedom 2020 Division
American Funds(R) Growth-Income Division                 Fidelity(R) VIP Freedom 2030 Division
American Funds(R) High-Income Bond Division              Fidelity(R) VIP Freedom 2040 Division
American Funds(R) International Division                 Fidelity(R) VIP Freedom 2050 Division
American Funds(R) New World Division                     Fidelity(R) VIP Index 500 Division
American Funds(R) U.S. Government/AAA-Rated              Fidelity(R) VIP Mid Cap Division
   Securities Division                                   MFS(R) VIT Growth Division
American Funds(R) Ultra-Short Bond Division              MFS(R) VIT New Discovery Division
BHFTI Brighthouse/Aberdeen Emerging Markets              MFS(R) VIT Total Return Division
   Equity Division

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board ACCOUNTING STANDARDS CODIFICATION TOPIC 946, INVESTMENT COMPANIES.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
A Division's investment in shares of a fund, portfolio or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.


PREMIUM PAYMENTS
The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.


NET TRANSFERS
Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4. EXPENSES


The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

      The table below represents the range of effective annual rates for the charge for the year ended December 31, 2018:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                              0.75% - 0.90%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a Policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a Policy year. The administrative charge ranges from $3.00 to $6.00 and is assessed per month per Policy.

In addition, a surrender charge is imposed if the Policy is partially or fully surrendered within the specified surrender charge period which ranges from 28% to 30% of premiums paid in the first Policy year (or premiums associated with an increase in face amount) not to exceed guideline annual premiums for the initial face amount. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2018, 2017 and 2016.

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5.  STATEMENTS OF INVESTMENTS


                                        AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                      --------------------  ---------------------------------------------------------------------
                                                                          COST OF                            PROCEEDS
                                       SHARES    COST ($)              PURCHASES ($)                      FROM SALES ($)
                                      -------   ----------  ----------------------------------  ---------------------------------
                                        2018       2018        2018        2017        2016        2018        2017       2016
                                      -------   ----------  ----------   ---------   ---------  ----------  ---------   ---------
     American Funds(R) Asset
       Allocation Division..........  339,505    6,657,807   1,122,021   1,921,915   1,068,514   2,148,884  1,954,514   1,212,460
     American Funds(R) Bond
       Division.....................  186,484    2,032,348     311,172     346,024   1,044,327     380,814    248,966     991,464
     American Funds(R) Global
       Growth Division..............  208,280    5,174,038     905,470     965,746     896,370     525,821  1,027,584     748,822
     American Funds(R) Global
       Small Capitalization
       Division.....................  203,398    4,553,289     954,135   1,222,561   1,239,284   1,042,326  1,302,272     464,729
     American Funds(R) Growth
       Division.....................  766,750   48,034,078   8,404,360   8,148,728   6,306,065   8,107,422  8,794,391   4,636,100
     American Funds(R) Growth-Income
       Division.....................  743,744   30,696,890   4,850,391   4,412,253   5,024,102   4,973,499  4,069,790   3,104,095
     American Funds(R) High-Income
       Bond Division................  609,236    6,508,021     816,790     871,170     786,885     531,932    787,827     732,689
     American Funds(R) International
       Division.....................  554,549    9,939,785   1,403,594     976,514   1,573,297   1,510,232  1,997,343   1,292,964
     American Funds(R) New World
       Division.....................  121,792    2,623,709     382,180     446,825     755,103     464,125    476,783     795,988
     American Funds(R) U.S.
       Government/AAA-Rated
       Securities Division..........  297,969    3,660,483     649,647     449,820     415,879     475,809    447,692   1,035,502
     American Funds(R) Ultra-Short
       Bond Division................  534,122    6,039,654   1,743,201   2,201,313   3,342,886   1,679,476  2,068,107   3,351,457
     BHFTI Brighthouse/Aberdeen
       Emerging Markets Equity
       Division.....................   39,179      388,783      87,414     162,968   3,155,464     120,279    344,116   2,835,102
     BHFTII MetLife Russell 2000(R)
       Index Division...............   48,120      916,996     339,773     196,480     174,741     160,578     46,011      49,459
     Fidelity(R) VIP Contrafund
       Division.....................  136,558    4,167,081   1,007,184     739,812     748,117     957,970  1,227,092     486,915
     Fidelity(R) VIP Equity-Income
       Division.....................  134,941    2,912,443     563,848     868,685     459,931     362,744    545,388     459,056
     Fidelity(R) VIP Freedom 2010
       Division.....................   27,810      341,935      55,585      64,535      81,165      83,553     18,074      48,987
     Fidelity(R) VIP Freedom 2020
       Division.....................  134,747    1,651,095     302,394     421,142     171,350     269,142    422,878      96,238
     Fidelity(R) VIP Freedom 2030
       Division.....................  312,598    4,032,481   1,741,754     692,196     573,268     739,438    710,322     142,156
     Fidelity(R) VIP Freedom 2040
       Division.....................   99,689    1,868,455     476,931     501,306     410,042     159,787    134,922     259,939
     Fidelity(R) VIP Freedom 2050
       Division.....................   54,220      954,647     421,737     268,235     303,496     216,658    133,705     156,711
     Fidelity(R) VIP Index 500
       Division.....................   21,939    4,606,177   1,076,617     930,190   1,998,557     696,563    538,162   1,537,941
     Fidelity(R) VIP Mid Cap
       Division.....................  177,257    5,841,152   1,190,719     943,825   1,532,042     582,018    619,342   2,015,347
     MFS(R) VIT Growth Division.....   25,941    1,119,627     469,496     239,572     341,267     245,503    230,244     336,321
     MFS(R) VIT New Discovery
       Division.....................   75,335    1,393,719     490,487     232,016     122,153     158,208     78,206     133,357
     MFS(R) VIT Total Return
       Division.....................   40,254      914,306     161,755     386,264     606,496      74,178  1,097,504     324,111

This page is intentionally left blank.

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016:


                                              AMERICAN FUNDS(R)                          AMERICAN FUNDS(R)
                                              ASSET ALLOCATION                                 BOND
                                                  DIVISION                                   DIVISION
                                 ------------------------------------------  ------------------------------------------
                                      2018           2017          2016          2018          2017            2016
                                 -------------  -------------  ------------  ------------  -------------  -------------

Units beginning of year........        106,637        112,955       119,302        95,740         94,012         93,041
Units issued and transferred
   from other funding options..         11,027         21,707        15,376        15,760         17,792         52,945
Units redeemed and transferred
   to other funding options....       (28,135)       (28,025)      (21,723)      (20,933)       (16,064)       (51,974)
                                 -------------  -------------  ------------  ------------  -------------  -------------
Units end of year..............         89,529        106,637       112,955        90,567         95,740         94,012
                                 =============  =============  ============  ============  =============  =============


                                              AMERICAN FUNDS(R)                           AMERICAN FUNDS(R)
                                                GLOBAL GROWTH                        GLOBAL SMALL CAPITALIZATION
                                                  DIVISION                                    DIVISION
                                 -----------------------------------------  -------------------------------------------
                                      2018          2017          2016          2018            2017           2016
                                 -------------  ------------  ------------  -------------  -------------  -------------

Units beginning of year........         95,231       100,269       106,268         97,703         98,883         97,907
Units issued and transferred
   from other funding options..         10,725        17,946        14,827         16,476         29,336         16,947
Units redeemed and transferred
   to other funding options....       (11,546)      (22,984)      (20,826)       (22,205)       (30,516)       (15,971)
                                 -------------  ------------  ------------  -------------  -------------  -------------
Units end of year..............         94,410        95,231       100,269         91,974         97,703         98,883
                                 =============  ============  ============  =============  =============  =============

                                             AMERICAN FUNDS(R)                         AMERICAN FUNDS(R)
                                                  GROWTH                                 GROWTH-INCOME
                                                 DIVISION                                  DIVISION
                                 ----------------------------------------  ----------------------------------------
                                     2018          2017          2016          2018          2017          2016
                                 ------------  ------------  ------------  ------------  ------------  ------------

Units beginning of year........       142,445       158,368       167,685       145,620       154,991       164,121
Units issued and transferred
   from other funding options..         8,537        10,211        10,065        10,933        12,771        12,963
Units redeemed and transferred
   to other funding options....      (20,870)      (26,134)      (19,382)      (21,783)      (22,142)      (22,093)
                                 ------------  ------------  ------------  ------------  ------------  ------------
Units end of year..............       130,112       142,445       158,368       134,770       145,620       154,991
                                 ============  ============  ============  ============  ============  ============


                                             AMERICAN FUNDS(R)                         AMERICAN FUNDS(R)
                                             HIGH-INCOME BOND                            INTERNATIONAL
                                                 DIVISION                                  DIVISION
                                 ----------------------------------------  -----------------------------------------
                                     2018          2017          2016           2018          2017          2016
                                 ------------  ------------  ------------   ------------  ------------  ------------

Units beginning of year........        71,182        74,510        77,944        164,518       183,866       196,408
Units issued and transferred
   from other funding options..         7,830         9,333        10,044         14,934        16,854        17,444
Units redeemed and transferred
   to other funding options....       (8,350)      (12,661)      (13,478)       (25,459)      (36,202)      (29,986)
                                 ------------  ------------  ------------   ------------  ------------  ------------
Units end of year..............        70,662        71,182        74,510        153,993       164,518       183,866
                                 ============  ============  ============   ============  ============  ============

                                             AMERICAN FUNDS(R)                          AMERICAN FUNDS(R)
                                                 NEW WORLD                    U.S. GOVERNMENT/AAA-RATED SECURITIES
                                                 DIVISION                                   DIVISION
                                 -----------------------------------------  ----------------------------------------
                                      2018          2017          2016          2018          2017          2016
                                 -------------  ------------  ------------  ------------  ------------  ------------

Units beginning of year........         79,205        80,868        82,448        90,752        91,426       110,358
Units issued and transferred
   from other funding options..         11,966        17,109        34,936        20,770        14,869        12,893
Units redeemed and transferred
   to other funding options....       (16,226)      (18,772)      (36,516)      (17,321)      (15,543)      (31,825)
                                 -------------  ------------  ------------  ------------  ------------  ------------
Units end of year..............         74,945        79,205        80,868        94,201        90,752        91,426
                                 =============  ============  ============  ============  ============  ============


                                              AMERICAN FUNDS(R)                     BHFTI BRIGHTHOUSE/ABERDEEN
                                              ULTRA-SHORT BOND                        EMERGING MARKETS EQUITY
                                                  DIVISION                                   DIVISION
                                 ------------------------------------------  ----------------------------------------
                                     2018           2017           2016          2018          2017          2016
                                 -------------  -------------  ------------  ------------  ------------  ------------

Units beginning of year........        321,221        313,263       311,285        40,927        58,715        25,325
Units issued and transferred
   from other funding options..        124,967        153,744       244,950         8,596        16,537       370,381
Units redeemed and transferred
   to other funding options....      (122,570)      (145,786)     (242,972)      (12,608)      (34,325)     (336,991)
                                 -------------  -------------  ------------  ------------  ------------  ------------
Units end of year..............        323,618        321,221       313,263        36,915        40,927        58,715
                                 =============  =============  ============  ============  ============  ============

                                                BHFTII METLIFE                              FIDELITY(R) VIP
                                             RUSSELL 2000(R) INDEX                            CONTRAFUND
                                                   DIVISION                                    DIVISION
                                 -------------------------------------------  ------------------------------------------
                                      2018          2017           2016            2018          2017           2016
                                 -------------  -------------  -------------  -------------  -------------  ------------

Units beginning of year........         44,043         37,748         31,837         51,858         60,385        61,721
Units issued and transferred
   from other funding options..         14,578         11,121         10,855          6,732          6,339         7,055
Units redeemed and transferred
   to other funding options....        (9,581)        (4,826)        (4,944)       (10,347)       (14,866)       (8,391)
                                 -------------  -------------  -------------  -------------  -------------  ------------
Units end of year..............         49,040         44,043         37,748         48,243         51,858        60,385
                                 =============  =============  =============  =============  =============  ============


                                               FIDELITY(R) VIP                              FIDELITY(R) VIP
                                                EQUITY-INCOME                                FREEDOM 2010
                                                  DIVISION                                     DIVISION
                                 -------------------------------------------  -------------------------------------------
                                     2018           2017            2016          2018           2017            2016
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........         31,768         28,995         31,340         25,270         22,891         21,224
Units issued and transferred
   from other funding options..          4,986         10,125          5,038          3,288          4,189          6,026
Units redeemed and transferred
   to other funding options....        (4,771)        (7,352)        (7,383)        (5,916)        (1,810)        (4,359)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............         31,983         31,768         28,995         22,642         25,270         22,891
                                 =============  =============  =============  =============  =============  =============


                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016:


                                               FIDELITY(R) VIP                              FIDELITY(R) VIP
                                                FREEDOM 2020                                 FREEDOM 2030
                                                  DIVISION                                     DIVISION
                                 -------------------------------------------  -------------------------------------------
                                     2018            2017          2016           2018            2017          2016
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........        114,364        117,670        116,704        211,533        221,053        198,475
Units issued and transferred
   from other funding options..         18,153         28,773         11,491        101,306         41,983         40,526
Units redeemed and transferred
   to other funding options....       (19,980)       (32,079)       (10,525)       (50,627)       (51,503)       (17,948)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............        112,537        114,364        117,670        262,212        211,533        221,053
                                 =============  =============  =============  =============  =============  =============


                                                FIDELITY(R) VIP                             FIDELITY(R) VIP
                                                 FREEDOM 2040                                FREEDOM 2050
                                                   DIVISION                                    DIVISION
                                 -------------------------------------------  -------------------------------------------
                                      2018           2017          2016           2018            2017          2016
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........         92,053         74,927         68,006         41,745         35,908         27,707
Units issued and transferred
   from other funding options..         24,473         26,383         25,913         20,584         14,218         19,783
Units redeemed and transferred
   to other funding options....       (11,262)        (9,257)       (18,992)       (11,718)        (8,381)       (11,582)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............        105,264         92,053         74,927         50,611         41,745         35,908
                                 =============  =============  =============  =============  =============  =============

                                               FIDELITY(R) VIP                           FIDELITY(R) VIP
                                                  INDEX 500                                  MID CAP
                                                  DIVISION                                  DIVISION
                                 -----------------------------------------  ------------------------------------------
                                      2018          2017          2016          2018          2017            2016
                                 -------------  ------------  ------------  ------------  -------------  -------------

Units beginning of year........         13,420        12,557        11,263        69,022         68,075         78,938
Units issued and transferred
   from other funding options..          2,533         2,685         7,097         9,433         11,140         22,736
Units redeemed and transferred
   to other funding options....        (1,860)       (1,822)       (5,803)       (8,696)       (10,193)       (33,599)
                                 -------------  ------------  ------------  ------------  -------------  -------------
Units end of year..............         14,093        13,420        12,557        69,759         69,022         68,075
                                 =============  ============  ============  ============  =============  =============


                                                 MFS(R) VIT                                 MFS(R) VIT
                                                   GROWTH                                  NEW DISCOVERY
                                                  DIVISION                                   DIVISION
                                 -----------------------------------------  ------------------------------------------
                                      2018          2017          2016          2018            2017          2016
                                 -------------  ------------  ------------  -------------  -------------  ------------

Units beginning of year........         17,383        18,071        19,276         27,464         23,817        25,295
Units issued and transferred
   from other funding options..          6,791         5,191         7,837          7,154          6,279         3,497
Units redeemed and transferred
   to other funding options....        (4,440)       (5,879)       (9,042)        (4,028)        (2,632)       (4,975)
                                 -------------  ------------  ------------  -------------  -------------  ------------
Units end of year..............         19,734        17,383        18,071         30,590         27,464        23,817
                                 =============  ============  ============  =============  =============  ============

                                                       MFS(R) VIT
                                                      TOTAL RETURN
                                                        DIVISION
                                        ------------------------------------------
                                            2018          2017            2016
                                        ------------  -------------  -------------

Units beginning of year...............        17,623         33,276         28,430
Units issued and transferred
   from other funding options.........         2,815          8,352         12,827
Units redeemed and transferred
   to other funding options...........       (2,146)       (24,005)        (7,981)
                                        ------------  -------------  -------------
Units end of year.....................        18,292         17,623         33,276
                                        ============  =============  =============


                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio or series, and total return ratios for each of the five years in the period ended December 31, 2018:

                                                        AS OF DECEMBER 31
                                            ----------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO           NET
                                              UNITS      HIGHEST ($)      ASSETS ($)
                                            --------   ---------------   -----------
  American Funds(R) Asset Allocation  2018    89,529     79.14 - 81.25     7,228,030
     Division                         2017   106,637     83.50 - 85.59     9,075,026
                                      2016   112,955     72.31 - 74.01     8,312,427
                                      2015   119,302     66.52 - 67.98     8,067,782
                                      2014   143,942     66.03 - 67.39     9,641,376

  American Funds(R) Bond Division     2018    90,567     21.04 - 21.60     1,952,479
                                      2017    95,740     21.33 - 21.86     2,087,859
                                      2016    94,012     20.71 - 21.20     1,987,150
                                      2015    93,041     20.24 - 20.69     1,919,308
                                      2014   135,314     20.33 - 20.75     2,802,560

  American Funds(R) Global Growth     2018    94,410     55.42 - 56.90     5,361,087
     Division                         2017    95,231     61.33 - 62.87     5,977,808
                                      2016   100,269     46.95 - 48.06     4,803,925
                                      2015   106,268     46.97 - 48.00     5,086,024
                                      2014   107,338     44.20 - 45.10     4,826,808

  American Funds(R) Global Small      2018    91,974     46.97 - 48.22     4,423,869
     Capitalization Division          2017    97,703     52.84 - 54.17     5,275,001
                                      2016    98,883     42.24 - 43.24     4,263,525
                                      2015    97,907     41.65 - 42.56     4,155,698
                                      2014   115,308     41.82 - 42.67     4,901,548

  American Funds(R) Growth            2018   130,112   404.17 - 414.92    53,641,527
     Division                         2017   142,445   407.90 - 418.12    59,205,661
                                      2016   158,368   319.98 - 327.51    51,570,529
                                      2015   167,685   294.16 - 300.63    50,145,784
                                      2014   182,273   277.09 - 282.76    51,289,853

  American Funds(R) Growth-Income     2018   134,770   245.43 - 251.96    33,758,397
     Division                         2017   145,620   251.56 - 257.86    37,342,523
                                      2016   154,991   206.89 - 211.76    32,654,195
                                      2015   164,121   186.72 - 190.83    31,174,697
                                      2014   177,931   185.22 - 189.01    33,491,516

  American Funds(R) High-Income       2018    70,662     78.59 - 80.68     5,690,247
     Bond Division                    2017    71,182     81.04 - 83.07     5,901,029
                                      2016    74,510     76.24 - 78.03     5,802,017
                                      2015    77,944     65.29 - 66.72     5,191,431
                                      2014    81,505     70.80 - 72.24     5,878,706

  American Funds(R) International     2018   153,993     62.34 - 64.00     9,793,276
     Division                         2017   164,518     72.26 - 74.08    12,111,667
                                      2016   183,866     55.05 - 56.34    10,293,866
                                      2015   196,408     53.52 - 54.70    10,679,493
                                      2014   203,363     56.40 - 57.56    11,635,504

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------  -----------------
  American Funds(R) Asset Allocation  2018      1.79         0.75 - 0.90       (5.21) - (5.07)
     Division                         2017      1.73         0.75 - 0.90         15.47 - 15.64
                                      2016      1.86         0.75 - 0.90           8.71 - 8.87
                                      2015      1.76         0.75 - 0.90           0.73 - 0.89
                                      2014      1.70         0.75 - 0.90           4.72 - 4.88

  American Funds(R) Bond Division     2018      2.62         0.75 - 0.90       (1.34) - (1.19)
                                      2017      2.18         0.75 - 0.90           2.95 - 3.10
                                      2016      1.93         0.75 - 0.90           2.34 - 2.50
                                      2015      1.81         0.75 - 0.90       (0.45) - (0.30)
                                      2014      2.19         0.75 - 0.90           4.64 - 4.80

  American Funds(R) Global Growth     2018      0.93         0.75 - 0.90       (9.63) - (9.50)
     Division                         2017      0.93         0.75 - 0.90         30.63 - 30.82
                                      2016      1.18         0.75 - 0.90         (0.03) - 0.12
                                      2015      1.27         0.75 - 0.90           6.27 - 6.43
                                      2014      1.41         0.75 - 0.90           1.60 - 1.75

  American Funds(R) Global Small      2018      0.33         0.75 - 0.90     (11.11) - (10.98)
     Capitalization Division          2017      0.66         0.75 - 0.90         25.09 - 25.28
                                      2016      0.53         0.75 - 0.90           1.43 - 1.58
                                      2015        --         0.75 - 0.90       (0.40) - (0.25)
                                      2014      0.33         0.75 - 0.90           1.44 - 1.59

  American Funds(R) Growth            2018      0.68         0.75 - 0.90       (0.91) - (0.76)
     Division                         2017      0.73         0.75 - 0.90         27.48 - 27.67
                                      2016      1.03         0.75 - 0.90           8.78 - 8.94
                                      2015      0.84         0.75 - 0.90           6.16 - 6.32
                                      2014      1.44         0.75 - 0.90           7.81 - 7.97

  American Funds(R) Growth-Income     2018      1.63         0.75 - 0.90       (2.44) - (2.29)
     Division                         2017      1.64         0.75 - 0.90         21.59 - 21.77
                                      2016      1.72         0.75 - 0.90         10.80 - 10.97
                                      2015      1.52         0.75 - 0.90           0.81 - 0.96
                                      2014      1.51         0.75 - 0.90          9.91 - 10.08

  American Funds(R) High-Income       2018      6.34         0.75 - 0.90       (3.03) - (2.88)
     Bond Division                    2017      6.72         0.75 - 0.90           6.29 - 6.45
                                      2016      6.31         0.75 - 0.90         16.77 - 16.95
                                      2015      5.82         0.75 - 0.90       (7.78) - (7.64)
                                      2014      5.86         0.75 - 0.90         (0.10) - 0.05

  American Funds(R) International     2018      1.90         0.75 - 0.90     (13.73) - (13.60)
     Division                         2017      1.49         0.75 - 0.90         31.28 - 31.47
                                      2016      1.65         0.75 - 0.90           2.85 - 3.01
                                      2015      1.73         0.75 - 0.90       (5.11) - (4.97)
                                      2014      1.63         0.75 - 0.90       (3.28) - (3.14)

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31
                                            ----------------------------------------
                                                          UNIT VALUE
                                                           LOWEST TO          NET
                                              UNITS       HIGHEST ($)     ASSETS ($)
                                            --------   ---------------   -----------
  American Funds(R) New World         2018    74,945     33.25 - 34.13     2,555,182
     Division                         2017    79,205     38.93 - 39.91     3,157,915
                                      2016    80,868     30.28 - 30.99     2,504,084
                                      2015    82,448     28.94 - 29.57     2,436,154
                                      2014    89,504     30.09 - 30.70     2,743,726

  American Funds(R) U.S. Government/  2018    94,201     36.84 - 37.82     3,557,741
     AAA-Rated Securities Division    2017    90,752     36.84 - 37.76     3,422,330
                                      2016    91,426     36.50 - 37.36     3,411,254
                                      2015   110,358     36.31 - 37.11     4,090,983
                                      2014   126,874     35.94 - 36.68     4,649,741

  American Funds(R) Ultra-Short       2018   323,618     18.37 - 18.86     6,040,920
     Bond Division                    2017   321,221     18.25 - 18.71     5,966,373
                                      2016   313,263     18.29 - 18.72     5,824,894
                                      2015   311,285     18.44 - 18.85     5,828,312
                                      2014   241,431     18.64 - 19.02     4,575,425

  BHFTI Brighthouse/Aberdeen          2018    36,915             10.12       373,762
     Emerging Markets Equity          2017    40,927             11.85       485,017
     Division                         2016    58,715              9.29       545,172
                                      2015    25,325              8.37       211,851
                                      2014    26,284              9.76       256,574

  BHFTII MetLife Russell 2000(R)      2018    49,040             17.79       872,410
     Index Division                   2017    44,043             20.13       886,707
                                      2016    37,748             17.69       667,737
                                      2015    31,837             14.69       467,835
                                      2014    38,111             15.47       589,427

  Fidelity(R) VIP Contrafund          2018    48,243             90.95     4,387,574
     Division                         2017    51,858             97.88     5,075,702
                                      2016    60,385             80.91     4,885,861
                                      2015    61,721             75.48     4,658,617
                                      2014    60,642             75.54     4,580,921

  Fidelity(R) VIP Equity-Income       2018    31,983             85.94     2,748,740
     Division                         2017    31,768             94.42     2,999,658
                                      2016    28,995             84.27     2,443,315
                                      2015    31,340             71.94     2,254,599
                                      2014    32,782             75.47     2,474,163

  Fidelity(R) VIP Freedom 2010        2018    22,642             15.13       342,622
     Division                         2017    25,270             15.88       401,369
                                      2016    22,891             14.15       323,944
                                      2015    21,224             13.52       286,973
                                      2014    18,565             13.66       253,642

  Fidelity(R) VIP Freedom 2020        2018   112,537             15.06     1,695,113
     Division                         2017   114,364             16.12     1,843,773
                                      2016   117,670             13.93     1,638,971
                                      2015   116,704             13.22     1,543,293
                                      2014    90,589             13.36     1,210,261

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------  -----------------
  American Funds(R) New World         2018      1.08         0.75 - 0.90     (14.61) - (14.48)
     Division                         2017      1.20         0.75 - 0.90         28.58 - 28.77
                                      2016      1.05         0.75 - 0.90           4.65 - 4.80
                                      2015      0.81         0.75 - 0.90       (3.83) - (3.68)
                                      2014      1.23         0.75 - 0.90       (8.46) - (8.32)

  American Funds(R) U.S. Government/  2018      2.08         0.75 - 0.90           0.00 - 0.15
     AAA-Rated Securities Division    2017      1.56         0.75 - 0.90           0.92 - 1.07
                                      2016      1.49         0.75 - 0.90           0.53 - 0.68
                                      2015      1.65         0.75 - 0.90           1.02 - 1.17
                                      2014      1.28         0.75 - 0.90           4.29 - 4.45

  American Funds(R) Ultra-Short       2018      1.38         0.75 - 0.90           0.66 - 0.81
     Bond Division                    2017      0.50         0.75 - 0.90       (0.24) - (0.09)
                                      2016        --         0.75 - 0.90       (0.81) - (0.66)
                                      2015        --         0.75 - 0.90       (1.07) - (0.92)
                                      2014        --         0.75 - 0.90       (1.16) - (1.01)

  BHFTI Brighthouse/Aberdeen          2018      2.93                0.75               (14.56)
     Emerging Markets Equity          2017      1.16                0.75                 27.63
     Division                         2016      0.89                0.75                 11.00
                                      2015      2.07                0.75               (14.30)
                                      2014      1.02                0.75                (6.93)

  BHFTII MetLife Russell 2000(R)      2018      1.10                0.75               (11.64)
     Index Division                   2017      1.21                0.75                 13.81
                                      2016      1.33                0.75                 20.38
                                      2015      1.16                0.75                (4.99)
                                      2014      1.18                0.75                  4.25

  Fidelity(R) VIP Contrafund          2018      0.69                0.75                (7.08)
     Division                         2017      0.97                0.75                 20.97
                                      2016      0.83                0.75                  7.20
                                      2015      1.05                0.75                (0.08)
                                      2014      0.95                0.75                 11.11

  Fidelity(R) VIP Equity-Income       2018      2.30                0.75                (8.98)
     Division                         2017      1.74                0.75                 12.05
                                      2016      2.34                0.75                 17.14
                                      2015      3.15                0.75                (4.68)
                                      2014      3.00                0.75                  7.91

  Fidelity(R) VIP Freedom 2010        2018      1.57                0.75                (4.73)
     Division                         2017      1.64                0.75                 12.23
                                      2016      1.60                0.75                  4.66
                                      2015      1.94                0.75                (1.03)
                                      2014      1.44                0.75                  3.75

  Fidelity(R) VIP Freedom 2020        2018      1.64                0.75                (6.57)
     Division                         2017      1.43                0.75                 15.75
                                      2016      1.58                0.75                  5.33
                                      2015      2.20                0.75                (1.02)
                                      2014      1.71                0.75                  4.04

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                          --------------------------------------   -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO         NET         INCOME          LOWEST TO         LOWEST TO
                                            UNITS      HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                          --------   --------------   ----------   -------------  ----------------  ----------------
  Fidelity(R) VIP Freedom 2030     2018    262,212            15.47    4,057,499       1.43                0.75               (8.47)
     Division                      2017    211,533            16.91    3,576,324       1.37                0.75                20.06
                                   2016    221,053            14.08    3,112,843       1.57                0.75                 5.81
                                   2015    198,475            13.31    2,641,410       1.80                0.75               (0.98)
                                   2014    193,240            13.44    2,597,238       1.72                0.75                 4.17

  Fidelity(R) VIP Freedom 2040     2018    105,264            17.94    1,888,094       1.21                0.75              (10.56)
     Division                      2017     92,053            20.06    1,846,132       1.32                0.75                22.68
                                   2016     74,927            16.35    1,224,909       1.43                0.75                 6.04
                                   2015     68,006            15.42    1,048,474       1.78                0.75               (1.01)
                                   2014     55,827            15.57      869,464       1.67                0.75                 4.13

  Fidelity(R) VIP Freedom 2050     2018     50,611            18.08      915,232       1.24                0.75              (10.57)
     Division                      2017     41,745            20.22      844,092       1.37                0.75                22.60
                                   2016     35,908            16.49      592,217       1.67                0.75                 6.04
                                   2015     27,707            15.55      430,939       1.88                0.75               (1.04)
                                   2014     19,551            15.72      307,273       1.91                0.75                 4.22

  Fidelity(R) VIP Index 500        2018     14,093           393.01    5,538,814       1.91                0.75               (5.21)
     Division                      2017     13,420           414.61    5,564,013       1.86                0.75                20.81
                                   2016     12,557           343.20    4,309,500       1.51                0.75                11.02
                                   2015     11,263           309.13    3,481,686       2.08                0.75                 0.58
                                   2014     10,447           307.35    3,210,910       1.77                0.75                12.72

  Fidelity(R) VIP Mid Cap          2018     69,759            76.71    5,351,375       0.66                0.75              (15.18)
     Division                      2017     69,022            90.44    6,242,573       0.71                0.75                19.91
                                   2016     68,075            75.43    5,134,619       0.49                0.75                11.40
                                   2015     78,938            67.71    5,344,944       0.48                0.75               (2.13)
                                   2014     82,394            69.18    5,700,101       0.27                0.75                 5.49

  MFS(R) VIT Growth Division       2018     19,734            61.80    1,219,482       0.09                0.75                 1.90
                                   2017     17,383            60.65    1,054,241       0.11                0.75                30.43
                                   2016     18,071            46.50      840,289       0.04                0.75                 1.68
                                   2015     19,276            45.73      881,513       0.16                0.75                 6.76
                                   2014     15,706            42.84      672,826       0.11                0.75                 8.13

  MFS(R) VIT New Discovery         2018     30,590            43.00    1,315,341         --                0.75               (2.22)
     Division                      2017     27,464            43.97    1,207,684         --                0.75                25.71
                                   2016     23,817            34.98      833,120         --                0.75                 8.24
                                   2015     25,295            32.32      817,488         --                0.75               (2.62)
                                   2014     35,963            33.19    1,193,484         --                0.75               (7.95)

  MFS(R) VIT Total Return          2018     18,292            47.93      876,726       2.21                0.75               (6.32)
     Division                      2017     17,623            51.16      901,665       1.87                0.75                11.46
                                   2016     33,276            45.90    1,527,433       3.13                0.75                 8.28
                                   2015     28,430            42.39    1,205,206       2.65                0.75               (1.12)
                                   2014     27,991            42.87    1,200,000       1.74                0.75                 7.69

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, portfolio or series, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio or series, in which the Division invests.

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



7.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)



2 These amounts represent annualized Policy expenses of each of the applicable
  Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio or series have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

This page is intentionally left blank.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

              Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                           Page
                                                                          ------
Report of Independent Registered Public Accounting Firm..................      1
Financial Statements at December 31, 2018 and 2017 and for the Years
  Ended December 31, 2018, 2017 and 2016:
  Consolidated Balance Sheets............................................      3
  Consolidated Statements of Operations..................................      4
  Consolidated Statements of Comprehensive Income (Loss).................      5
  Consolidated Statements of Equity......................................      6
  Consolidated Statements of Cash Flows..................................      7
  Notes to the Consolidated Financial Statements.........................      9
     Note 1 -- Business, Basis of Presentation and Summary of
       Significant Accounting Policies...................................      9
     Note 2 -- Segment Information.......................................     27
     Note 3 -- Disposition...............................................     32
     Note 4 -- Insurance.................................................     32
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business
       Acquired and Other Intangibles....................................     44
     Note 6 -- Reinsurance...............................................     47
     Note 7 -- Closed Block..............................................     54
     Note 8 -- Investments...............................................     56
     Note 9 -- Derivatives...............................................     78
     Note 10 -- Fair Value...............................................     91
     Note 11 -- Long-term and Short-term Debt............................    108
     Note 12 -- Equity...................................................    110
     Note 13 -- Other Revenues and Other Expenses........................    114
     Note 14 -- Employee Benefit Plans...................................    115
     Note 15 -- Income Tax...............................................    123
     Note 16 -- Contingencies, Commitments and Guarantees................    130
     Note 17 -- Quarterly Results of Operations (Unaudited)..............    137
     Note 18 -- Related Party Transactions...............................    137
Financial Statement Schedules at December 31, 2018 and 2017 and for
  the Years Ended December 31, 2018, 2017 and 2016:
  Schedule I -- Consolidated Summary of Investments -- Other Than
   Investments in Related Parties........................................    139
  Schedule III -- Consolidated Supplementary Insurance Information.......    140
  Schedule IV -- Consolidated Reinsurance................................    142

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance Company

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2018 and 2017, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2018, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 18, 2019

We have served as the Company's auditor since at least 1968; however, an earlier year could not be reliably determined.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2018 and 2017

                (In millions, except share and per share data)

                                                       2018           2017
                                                   -------------  -------------
Assets
Investments:
Fixed maturity securities available-for-sale, at
 estimated fair value (amortized cost: $155,175
 and $157,809, respectively)......................  $    159,073   $    170,272
Equity securities, at estimated fair value........           773          1,658
Mortgage loans (net of valuation allowances of
 $291 and $271, respectively; includes $210 and
 $0, respectively, relating to variable interest
 entities; includes $299 and $520, respectively,
 under the fair value option).....................        63,687         58,459
Policy loans......................................         6,061          6,006
Real estate and real estate joint ventures
 (includes $1,394 and $1,077, respectively,
 relating to variable interest entities; includes
 $0 and $25, respectively, of real estate
 held-for-sale)...................................         6,152          6,656
Other limited partnership interests...............         4,481          3,991
Short-term investments, principally at estimated
 fair value.......................................         1,506          3,155
Other invested assets (includes $113 and $131,
 respectively, relating to variable interest
 entities)........................................        15,690         14,911
                                                   -------------  -------------
  Total investments...............................       257,423        265,108
Cash and cash equivalents, principally at
 estimated fair value (includes $14 and $12,
 respectively, relating to variable interest
 entities)........................................         6,882          5,069
Accrued investment income (includes $1 and $0,
 respectively, relating to variable interest
 entities)........................................         2,050          2,042
Premiums, reinsurance and other receivables
 (includes $2 and $3, respectively, relating to
 variable interest entities)......................        21,829         22,098
Deferred policy acquisition costs and value of
 business acquired................................         4,117          4,348
Current income tax recoverable....................            --             64
Deferred income tax asset.........................            43             --
Other assets (includes $2 and $2, respectively,
 relating to variable interest entities)..........         3,723          4,741
Separate account assets...........................       110,850        130,825
                                                   -------------  -------------
  Total assets....................................  $    406,917   $    434,295
                                                   =============  =============
Liabilities and Equity
Liabilities
Future policy benefits............................  $    126,099   $    119,415
Policyholder account balances.....................        90,656         93,939
Other policy-related balances.....................         7,264          7,176
Policyholder dividends payable....................           494            499
Policyholder dividend obligation..................           428          2,121
Payables for collateral under securities loaned
 and other transactions...........................        18,472         19,871
Short-term debt...................................           129            243
Long-term debt (includes $5 and $6, respectively,
 at estimated fair value, relating to variable
 interest entities)...............................         1,567          1,667
Current income tax payable........................           611             --
Deferred income tax liability.....................            --          1,369
Other liabilities (includes $0 and $3,
 respectively, relating to variable interest
 entities)........................................        24,620         27,409
Separate account liabilities......................       110,850        130,825
                                                   -------------  -------------
  Total liabilities...............................       381,190        404,534
                                                   -------------  -------------
Contingencies, Commitments and Guarantees (Note
 16)
Equity
Metropolitan Life Insurance Company stockholder's
 equity:
Common stock, par value $0.01 per share;
 1,000,000,000 shares authorized; 494,466,664
 shares issued and outstanding....................             5              5
Additional paid-in capital........................        12,450         14,150
Retained earnings.................................         9,512         10,035
Accumulated other comprehensive income (loss).....         3,562          5,428
                                                   -------------  -------------
  Total Metropolitan Life Insurance Company
   stockholder's equity...........................        25,529         29,618
Noncontrolling interests..........................           198            143
                                                   -------------  -------------
  Total equity....................................        25,727         29,761
                                                   -------------  -------------
  Total liabilities and equity....................  $    406,917   $    434,295
                                                   =============  =============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2018, 2017 and 2016

                                 (In millions)

                                                       2018          2017          2016
                                                   ------------  ------------  ------------
Revenues
Premiums..........................................  $    26,613   $    22,925   $    22,393
Universal life and investment-type product policy
 fees.............................................        2,124         2,227         2,542
Net investment income.............................       10,919        10,513        11,083
Other revenues....................................        1,586         1,570         1,478
Net investment gains (losses):
Other-than-temporary impairments on fixed
 maturity securities available-for-sale...........          (23)           (7)          (87)
Other-than-temporary impairments on fixed
 maturity securities available-for-sale
 transferred to other comprehensive income (loss).           --             1           (10)
Other net investment gains (losses)...............          176           340           229
                                                   ------------  ------------  ------------
 Total net investment gains (losses)..............          153           334           132
Net derivative gains (losses).....................          766          (344)       (1,138)
                                                   ------------  ------------  ------------
 Total revenues...................................       42,161        37,225        36,490
                                                   ------------  ------------  ------------
Expenses
Policyholder benefits and claims..................       29,097        25,792        25,313
Interest credited to policyholder account balances        2,479         2,235         2,233
Policyholder dividends............................        1,085         1,097         1,200
Other expenses....................................        5,191         5,135         5,803
                                                   ------------  ------------  ------------
 Total expenses...................................       37,852        34,259        34,549
                                                   ------------  ------------  ------------
 Income (loss) before provision for income tax....        4,309         2,966         1,941
Provision for income tax expense (benefit)........          173          (561)          199
                                                   ------------  ------------  ------------
 Net income (loss)................................        4,136         3,527         1,742
Less: Net income (loss) attributable to
 noncontrolling interests.........................            6             2            (8)
                                                   ------------  ------------  ------------
 Net income (loss) attributable to Metropolitan
   Life Insurance Company.........................  $     4,130   $     3,525   $     1,750
                                                   ============  ============  ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2018, 2017 and 2016

                                 (In millions)

                                                       2018         2017         2016
                                                   -----------  -----------  -----------
Net income (loss).................................  $    4,136   $    3,527   $    1,742
Other comprehensive income (loss):
Unrealized investment gains (losses), net of
 related offsets..................................      (6,318)       4,079          406
Unrealized gains (losses) on derivatives..........         346         (848)          36
Foreign currency translation adjustments..........         (20)          26           13
Defined benefit plans adjustment..................       2,409          129          217
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), before income
   tax............................................      (3,583)       3,386          672
Income tax (expense) benefit related to items of
 other comprehensive income (loss)................         793       (1,077)        (238)
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), net of income
   tax............................................      (2,790)       2,309          434
                                                   -----------  -----------  -----------
Comprehensive income (loss).......................       1,346        5,836        2,176
Less: Comprehensive income (loss) attributable to
 noncontrolling interest, net of income tax.......           6            2           (8)
                                                   -----------  -----------  -----------
 Comprehensive income (loss) attributable to
   Metropolitan Life Insurance Company............  $    1,340   $    5,834   $    2,184
                                                   ===========  ===========  ===========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2018, 2017 and 2016

                                 (In millions)

                                                                  Accumulated           Total
                                         Additional                  Other        Metropolitan Life
                                Common    Paid-in      Retained   Comprehensive   Insurance Company    Noncontrolling   Total
                                Stock     Capital     Earnings   Income (Loss)   Stockholder's Equity    Interests      Equity
                               -------- -----------  ----------  -------------- --------------------- --------------- ---------
Balance at December 31, 2015.. $      5 $    14,444  $   13,535    $    2,685      $       30,669        $     372    $  31,041
Capital contributions from
 MetLife, Inc.................                   10                                            10                            10
Returns of capital............                  (68)                                          (68)                          (68)
Excess tax benefits related
 to stock-based compensation..                   27                                            27                            27
Dividends paid to MetLife,
 Inc..........................                           (3,600)                           (3,600)                       (3,600)
Dividend of subsidiaries
 (Note 3).....................                           (2,652)                           (2,652)               2       (2,650)
Change in equity of
 noncontrolling interests.....                                                                 --             (176)        (176)
Net income (loss).............                            1,750                             1,750               (8)       1,742
Other comprehensive income
 (loss), net of income tax....                                            434                 434                           434
                               -------- -----------  ----------    ----------      --------------        ---------    ---------
Balance at December 31, 2016..        5      14,413       9,033         3,119              26,570              190       26,760
Capital contributions from
 MetLife, Inc.................                    6                                             6                             6
Returns of capital............                  (20)                                          (20)                          (20)
Purchase of operating joint
 venture interest from an
 affiliate (Note 8)...........                 (249)                                         (249)                         (249)
Dividends paid to MetLife,
 Inc..........................                           (2,523)                           (2,523)                       (2,523)
Change in equity of
 noncontrolling interests.....                                                                 --              (49)         (49)
Net income (loss).............                            3,525                             3,525                2        3,527
Other comprehensive income
 (loss), net of income tax....                                          2,309               2,309                         2,309
                               -------- -----------  ----------    ----------      --------------        ---------    ---------
Balance at December 31, 2017..        5      14,150      10,035         5,428              29,618              143       29,761
Cumulative effects of changes
 in accounting principles,
 net of income tax (Note 1)...                             (917)          924                   7                             7
                               -------- -----------  ----------    ----------      --------------        ---------    ---------
Balance at January 1, 2018....        5      14,150       9,118         6,352              29,625              143       29,768
Capital contributions from
 MetLife, Inc.................                   74                                            74                            74
Returns of capital............                   (2)                                           (2)                           (2)
Transfer of employee benefit
 plans to an affiliate (Note
 14)..........................               (1,772)                                       (1,772)                       (1,772)
Dividends paid to MetLife,
 Inc..........................                           (3,736)                           (3,736)                       (3,736)
Change in equity of
 noncontrolling interests.....                                                                 --               49           49
Net income (loss).............                            4,130                             4,130                6        4,136
Other comprehensive income
 (loss), net of income tax....                                         (2,790)             (2,790)                       (2,790)
                               -------- -----------  ----------    ----------      --------------        ---------    ---------
Balance at December 31, 2018.. $      5 $    12,450  $    9,512    $    3,562      $       25,529        $     198    $  25,727
                               ======== ===========  ==========    ==========      ==============        =========    =========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2018, 2017 and 2016

                                 (In millions)

                                                       2018            2017            2016
                                                  --------------  --------------  --------------
Cash flows from operating activities
Net income (loss)................................ $        4,136  $        3,527  $        1,742
Adjustments to reconcile net income (loss) to
 net cash provided by (used in) operating
 activities:
 Depreciation and amortization expenses..........            264             395             367
 Amortization of premiums and accretion of
  discounts associated with investments, net.....           (907)           (823)           (975)
 (Gains) losses on investments and from sales of
  businesses, net................................           (153)           (334)           (132)
 (Gains) losses on derivatives, net..............           (346)            900           1,865
 (Income) loss from equity method investments,
  net of dividends or distributions..............            375             314             483
 Interest credited to policyholder account
  balances.......................................          2,479           2,235           2,233
 Universal life and investment-type product
  policy fees....................................         (2,124)         (2,227)         (2,542)
 Change in fair value option and trading
  securities.....................................              3              17             406
 Change in accrued investment income.............             11             (40)             81
 Change in premiums, reinsurance and other
  receivables....................................           (309)            277          (2,606)
 Change in deferred policy acquisition costs and
  value of business acquired, net................            436             180             108
 Change in income tax............................            911          (2,200)           (438)
 Change in other assets..........................            947             309             701
 Change in insurance-related liabilities and
  policy-related balances........................          3,997           4,029           2,741
 Change in other liabilities.....................         (1,675)           (156)          1,731
 Other, net......................................            (19)            (49)             39
                                                  --------------  --------------  --------------
  Net cash provided by (used in) operating
    activities...................................          8,026           6,354           5,804
                                                  --------------  --------------  --------------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities available-for-sale....         67,609          53,984          74,985
 Equity securities...............................            135             831             859
 Mortgage loans..................................          8,908           8,810          11,286
 Real estate and real estate joint ventures......          1,131             955             762
 Other limited partnership interests.............            479             565             830
Purchases and originations of:
 Fixed maturity securities available-for-sale....        (61,109)        (55,973)        (72,414)
 Equity securities...............................           (161)           (607)           (771)
 Mortgage loans..................................        (13,968)        (10,680)        (16,039)
 Real estate and real estate joint ventures......           (463)           (885)         (1,390)
 Other limited partnership interests.............           (871)           (794)           (809)
Cash received in connection with freestanding
 derivatives.....................................          1,798           1,661           1,372
Cash paid in connection with freestanding
 derivatives.....................................         (2,258)         (2,688)         (2,451)
Net change in policy loans.......................            (55)            (61)             85
Net change in short-term investments.............          1,671           1,623             694
Net change in other invested assets..............            351            (177)           (434)
Net change in property, equipment and leasehold
 improvements....................................            209            (177)           (227)
Other, net.......................................              4              --              --
                                                  --------------  --------------  --------------
 Net cash provided by (used in) investing
  activities..................................... $        3,410  $       (3,613) $       (3,662)
                                                  --------------  --------------  --------------

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2018, 2017 and 2016

                                 (In millions)

                                                        2018             2017             2016
                                                  ---------------  ---------------  ---------------
Cash flows from financing activities
Policyholder account balances:
  Deposits....................................... $        74,550  $        70,258  $        64,962
  Withdrawals....................................         (78,746)         (70,215)         (61,252)
Net change in payables for collateral under
 securities loaned and other transactions........          (1,399)            (525)            (696)
Long-term debt issued............................              24              169               45
Long-term debt repaid............................            (109)             (92)             (58)
Financing element on certain derivative
 instruments and other derivative related
 transactions, net...............................            (149)            (300)            (321)
Dividend of subsidiaries.........................              --               --             (115)
Dividends paid to MetLife, Inc...................          (3,736)          (2,523)          (3,600)
Return of capital associated with the purchase
 of operating joint venture interest from an
 affiliate.......................................              --             (249)              --
Other, net.......................................             (54)              88              (44)
                                                  ---------------  ---------------  ---------------
  Net cash provided by (used in) financing
   activities....................................          (9,619)          (3,389)          (1,079)
                                                  ---------------  ---------------  ---------------
Effect of change in foreign currency exchange
 rates on cash and cash equivalents balances.....              (4)               3               --
                                                  ---------------  ---------------  ---------------
  Change in cash and cash equivalents............           1,813             (645)           1,063
Cash and cash equivalents, beginning of year.....           5,069            5,714            4,651
                                                  ---------------  ---------------  ---------------
  Cash and cash equivalents, end of year......... $         6,882  $         5,069  $         5,714
                                                  ===============  ===============  ===============
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest......................................... $           107  $           105  $           114
                                                  ===============  ===============  ===============
Income tax....................................... $           483  $         1,693  $           819
                                                  ===============  ===============  ===============
Non-cash transactions
Capital contributions from MetLife, Inc.......... $            74  $             6  $            10
                                                  ===============  ===============  ===============
Returns of capital............................... $            --  $            15  $            --
                                                  ===============  ===============  ===============
Transfer of employee benefit plans to an
 affiliate (Note 14)............................. $         1,772  $            --  $            --
                                                  ===============  ===============  ===============
Fixed maturity securities available-for-sale
 received in connection with pension risk
 transfer transactions........................... $         3,016  $            --  $           985
                                                  ===============  ===============  ===============
Transfer of fixed maturity securities
 available-for-sale from affiliates.............. $            --  $           292  $           367
                                                  ===============  ===============  ===============
Transfer of fixed maturity securities
 available-for-sale to affiliates................ $            --  $            --  $         3,940
                                                  ===============  ===============  ===============
Transfer of mortgage loans to affiliates......... $            --  $            --  $           626
                                                  ===============  ===============  ===============
Deconsolidation of real estate investment
 vehicles:
  Reduction of real estate and real estate joint
   ventures...................................... $            --  $            --  $           354
                                                  ===============  ===============  ===============
  Reduction of noncontrolling interests.......... $            --  $            --  $           354
                                                  ===============  ===============  ===============
Disposal of subsidiaries:
Assets disposed.................................. $            --  $            --  $        27,476
Liabilities disposed.............................              --               --          (24,572)
                                                  ---------------  ---------------  ---------------
  Net assets disposed............................              --               --            2,904
Cash disposed....................................              --               --             (115)
Dividend of interests in subsidiaries............              --               --           (2,789)
                                                  ---------------  ---------------  ---------------
  Loss on dividend of interests in subsidiaries.. $            --  $            --  $            --
                                                  ===============  ===============  ===============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a provider of insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Consolidation

    The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

    Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

  .   investments are directed by the contractholder; and

  . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

  Reclassifications

    Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform to the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

---------------------------------------------------------------------------------------------
Accounting Policy                                                                        Note
---------------------------------------------------------------------------------------------
Insurance                                                                               4
---------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles     5
---------------------------------------------------------------------------------------------
Reinsurance                                                                             6
---------------------------------------------------------------------------------------------
Investments                                                                             8
---------------------------------------------------------------------------------------------
Derivatives                                                                             9
---------------------------------------------------------------------------------------------
Fair Value                                                                              10
---------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                  14
---------------------------------------------------------------------------------------------
Income Tax                                                                              15
---------------------------------------------------------------------------------------------
Litigation Contingencies                                                                16
---------------------------------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

     Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

     Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

     Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of a specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or
   (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

     Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs"), elective annuitizations of guaranteed minimum income benefits ("GMIBs") and the life contingent portion of GMIBs that require annuitization when the account balance goes to zero.

     Guarantees accounted for as embedded derivatives in policyholder account balances include guaranteed minimum accumulation benefits ("GMABs"), the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

     See Note 4 for additional information on obligations assumed under structured settlement assignments.

   Recognition of Insurance Revenues and Deposits

     Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to short-duration non-medical health, disability and accident & health contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;

  . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

  . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

    DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 . Nonparticipating and                   Actual and expected future gross
   non-dividend-paying traditional        premiums.
   contracts:
  .  Term insurance
  .  Nonparticipating whole life
     insurance
  .  Traditional group life insurance
  .  Non-medical health insurance
 ------------------------------------------------------------------------------
 . Participating, dividend-paying         Actual and expected future gross
   traditional contracts                  margins.
 ------------------------------------------------------------------------------
 . Fixed and variable universal life      Actual and expected future gross
   contracts                              profits.
 . Fixed and variable deferred annuity
   contracts

    See Note 5 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

  Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity, and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception, and as policyholder benefits and claims when there is a loss at inception and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

    For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses). Certain assumed GMWB, GMAB and GMIB are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

     Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity Securities

     The majority of the Company's fixed maturity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

     Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 8 "-- Fixed Maturity Securities AFS -- Methodology for Amortization of Premium and Accretion of Discount on Structured Securities." The amortization of premium and accretion of discount also takes into consideration call and maturity dates.

     The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8 "-- Fixed Maturity Securities AFS -- Evaluation of Fixed Maturity Securities AFS for OTTI and Evaluating Temporarily Impaired Fixed Maturity Securities AFS."

     For securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Equity Securities

     Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   Mortgage Loans

     The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

     Also included in mortgage loans are residential mortgage loans for which the fair value option ("FVO") was elected and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

   Policy Loans

     Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

     Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

     Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures and Other Limited Partnership Interests

     The Company uses the equity method of accounting for real estate joint ventures and other limited partnership interests ("investee") when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings in net investment income on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

     The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at fair value. Changes in estimated fair value of these investments are included in net investment gains (losses). Because of the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

     The Company routinely evaluates its equity method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Short-term Investments

     Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets

      Other invested assets consist principally of the following:

   . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   . Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method. See
      Note 15.

   . Affiliated investments include affiliated loans and affiliated preferred stock. Affiliated loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount. Affiliated preferred stock is stated at cost. Dividends are recognized in net investment income when declared.

   . Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 4.

   . Leveraged leases net investment is equal to the minimum lease payments plus the unguaranteed residual value, less the unearned income, and is recorded net of non-recourse debt. Income is determined by applying the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax treatment. The Company regularly reviews residual values for impairment.

   . Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective FHLB regional banks ("FHLBanks").

   . Investment in an operating joint venture that engages in insurance underwriting activities accounted for under the equity method.

   . Fair value option securities ("FVO Securities") are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value, included in net investment income.

   . Direct financing leases net investment is equal to the minimum lease payments plus the unguaranteed residual value, less unearned income. Income is determined by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews lease receivables for impairment.

   . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

   Securities Lending and Repurchase Agreements

     The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions and repurchase agreements are reported as investment income and investment expense, respectively, within net investment income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Securities Lending

     The Company enters into securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.

   Repurchase Agreements

     The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company lends fixed maturity securities and receives cash as collateral in an amount generally equal to 95% to 100% of the estimated fair value of the securities loaned at the inception of the transaction. The Company monitors the estimated fair value of the collateral and the securities loaned throughout the duration of the transaction and additional collateral is obtained as necessary. Securities loaned under such transactions may be sold or re-pledged by the transferee.

  Derivatives

   Freestanding Derivatives

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:  Derivative:
-----------------------------------------------------------------------------------------------------------
Policyholder benefits and claims       Economic hedges of variable annuity guarantees included in future policy benefits
-----------------------------------------------------------------------------------------------------------
Net investment income                  Economic hedges of equity method investments in joint ventures
                                       All derivatives held in relation to trading portfolios
-----------------------------------------------------------------------------------------------------------

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in estimated fair value of the hedged item attributable to the designated risk being hedged.

  . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

     The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

     Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Employee Benefit Plans

    Through September 30, 2018, the Company sponsored and/or administered various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

    As of October 1, 2018, except for the nonqualified defined pension plan, the plan sponsor was changed from the Company to an affiliate. Following such change, the Company remains a participating affiliate in these plans. Accordingly, beginning October 1, 2018, the Company's obligation and expense related to such plans is limited to the amount of associated expense allocated to it as a participating affiliate.

    The Company recognizes the funded status of each of its defined benefit pension and other postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

    Actuarial gains and losses result from differences between the actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.

    Net periodic benefit costs are determined using management's estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

    Through September 30, 2018, the Company also sponsored defined contribution plans for substantially all employees under which a portion of employee contributions is matched. Applicable matching contributions were made each payroll period. Accordingly, the Company recognized compensation cost for current matching contributions. As of October 1, 2018, except for the nonqualified defined contribution plan, the plan sponsor was changed from the Company to an affiliate.

    See Note 14 for information on the plan sponsor change.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Income Tax

    Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  . the length of time that carryforward can be utilized in the various taxing jurisdictions;

  . future taxable income exclusive of reversing temporary differences and carryforwards;

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

    On December 22, 2017, President Trump signed into law H.R. 1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform"). See
  Note 15 for additional information on U.S. Tax Reform and related Staff Accounting Bulletin ("SAB") 118 provisional amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Litigation Contingencies

    The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's consolidated financial statements.

  Other Accounting Policies

   Stock-Based Compensation

     The Company recognizes stock-based compensation on its consolidated results of operations based on MetLife, Inc.'s allocation. MetLife, Inc. applies the accounting policies described below to determine those expenses.

     MetLife, Inc. grants certain employees stock-based compensation awards under various plans that are subject to specific vesting conditions. MetLife, Inc. measures the cost of all stock-based transactions at fair value at the grant date and recognizes it over the period during which a grantee must provide services in exchange for the award. MetLife, Inc. remeasures performance shares and cash-payable awards quarterly. Employees who meet certain age-and-service criteria receive payment or may exercise their awards regardless of ending employment. However, the award's payment or exercisability takes place at the originally-scheduled time, i.e., is not accelerated. As a result, the award does not require the employee to provide any substantive service after attaining those age-and-service criteria. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards from the beginning of the vesting to the earlier of the end of the vesting period or the date the employee attains the age-and-service criteria. MetLife, Inc. incorporates an estimation of future forfeitures of stock-based awards into the determination of compensation expense when recognizing expense over the requisite service period.

   Cash and Cash Equivalents

     The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $926 million and $1.2 billion at December 31, 2018 and 2017, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $572 million and $614 million at December 31, 2018 and 2017, respectively. Related depreciation and amortization expense was $81 million, $124 million and $139 million for the years ended December 31, 2018, 2017 and 2016, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.3 billion and $1.7 billion at December 31, 2018 and 2017, respectively. Accumulated amortization of capitalized software was $1.3 billion at both December 31, 2018 and 2017. Related amortization expense was $90 million, $164 million and $132 million for the years ended December 31, 2018, 2017 and 2016, respectively.

     During the year ended December 31, 2018, the Company sold to an affiliate certain property, equipment, leasehold improvements and computer software at carrying value for a total of $785 million.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Other Revenues

     Other revenues primarily include, in addition to items described elsewhere herein, fees related to service contracts from customers related to prepaid legal plans, administrative services-only ("ASO") contracts, and recordkeeping and related services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and reinsurance ceded. These fees are recognized as earned.

   Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company.

   Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

   Goodwill

     Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

     The Company tests goodwill for impairment by either performing a qualitative assessment or a quantitative test. The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. The Company may elect not to perform the qualitative assessment for some or all of its reporting units and perform a quantitative impairment test. In performing the quantitative impairment test, the Company may determine the fair values of its reporting units by applying a market multiple, discounted cash flow, and/or an actuarial based valuation approach.
     For the 2018 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $70 million in the U.S. segment and $31 million in the MetLife Holdings segment, at both
   December 31, 2018 and 2017.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Recent Accounting Pronouncements

  Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASUs") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of new ASUs issued by the FASB and the impact of the adoption on the Company's consolidated financial statements.

  Adoption of New Accounting Pronouncements

    Except as noted below, the ASUs adopted by the Company effective January 1, 2018 did not have a material impact on its consolidated financial statements.

               Standard                                        Description                         Effective Date and
                                                                                                   Method of Adoption
------------------------------------------------------------------------------------------------------------------------
ASU 2018-02, Income                      The new guidance allows a reclassification of AOCI       January 1, 2018, the
Statement--Reporting Comprehensive       to retained earnings for stranded tax effects resulting  Company applied the
Income (Topic 220): Reclassification of  from the U.S. Tax Reform. Due to the change in           ASU in the period of
Certain Tax Effects from Accumulated     corporate tax rates resulting from the U.S. Tax          adoption.
Other Comprehensive Income               Reform, the Company reported stranded tax effects
                                         in AOCI related to unrealized gains and losses on
                                         AFS securities, cumulative foreign translation
                                         adjustments and deferred costs on pension benefit
                                         plans.
------------------------------------------------------------------------------------------------------------------------
ASU 2016-01, Financial Instruments --    The new guidance changed the previous accounting         January 1, 2018, the
Overall (Subtopic 825-10): Recognition   guidance related to (i) the classification and           Company adopted,
and Measurement of Financial Assets and  measurement of certain equity investments, (ii) the      using a modified
Financial Liabilities, as clarified and  presentation of changes in the fair value of financial   retrospective
amended by ASU 2018-03, Technical        liabilities measured under the FVO that are due to       approach.
Corrections and Improvements to          instrument-specific credit risk, and (iii) certain
Financial Instruments-Overall (Subtopic  disclosures associated with the fair value of financial
825-10): Recognition and Measurement of  instruments. There is no longer a requirement to
Financial Assets and Financial           assess equity securities for impairment since such
Liabilities.                             securities are now measured at fair value through net
                                         income. Additionally, there is no longer a
                                         requirement to assess equity securities for embedded
                                         derivatives requiring bifurcation.
------------------------------------------------------------------------------------------------------------------------
ASU 2014-09, Revenue from Contracts      The new guidance supersedes nearly all existing          January 1, 2018, the
with Customers (Topic 606)               revenue recognition guidance under GAAP.                 Company adopted,
                                         However, it does not impact the accounting for           using a modified
                                         insurance and investment contracts within the scope      retrospective
                                         of FASB Accounting Standard Codification Topic           approach.
                                         944, Financial Services - Insurance, leases, financial
                                         instruments and certain guarantees. For those
                                         contracts that are impacted, the new guidance
                                         requires an entity to recognize revenue upon the
                                         transfer of promised goods or services to customers
                                         in an amount that reflects the consideration to which
                                         the entity expects to be entitled, in exchange for
                                         those goods or services.

               Standard                         Impact on Financial Statements

--------------------------------------------------------------------------------------
ASU 2018-02, Income                      The adoption of this guidance resulted in
Statement--Reporting Comprehensive       the release of stranded tax effects in AOCI
Income (Topic 220): Reclassification of  resulting from the U.S. Tax Reform by
Certain Tax Effects from Accumulated     decreasing retained earnings as of
Other Comprehensive Income               January 1, 2018 by $1.0 billion with a
                                         corresponding increase to AOCI. The
                                         Company's accounting policy for the
                                         release of stranded tax effects in AOCI is
                                         on an aggregate portfolio basis.
--------------------------------------------------------------------------------------
ASU 2016-01, Financial Instruments --    The adoption of this guidance resulted in a
Overall (Subtopic 825-10): Recognition   $101 million, net of income tax, increase to
and Measurement of Financial Assets and  retained earnings largely offset by a
Financial Liabilities, as clarified and  decrease to AOCI that was primarily
amended by ASU 2018-03, Technical        attributable to $925 million of equity
Corrections and Improvements to          securities previously classified and
Financial Instruments-Overall (Subtopic  measured as equity securities AFS. The
825-10): Recognition and Measurement of  Company has included the required
Financial Assets and Financial           disclosures related to equity securities AFS
Liabilities.                             within Note 8.



--------------------------------------------------------------------------------------
ASU 2014-09, Revenue from Contracts      The adoption of the guidance did not have
with Customers (Topic 606)               a material impact on the Company's
                                         consolidated financial statements other
                                         than expanded disclosures in Note 13.










Other

  Effective January 16, 2018, the London Clearing House ("LCH") amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments impacted the accounting treatment of the Company's centrally cleared derivatives, for which the LCH serves as the central clearing party. As of the effective date, the application of the amended rulebook reduced gross derivative assets by $2 million, gross derivative liabilities by $182 million, accrued investment income by $4 million, and collateral receivables recorded within premiums, reinsurance and other receivables by $176 million.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective January 3, 2017, the Chicago Mercantile Exchange ("CME") amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments impacted the accounting treatment of the Company's centrally cleared derivatives for which the CME serves as the central clearing party. As of the effective date, the application of the amended rulebook reduced gross derivative assets by $751 million, gross derivative liabilities by $603 million, accrued investment income by $55 million, accrued investment expense recorded within other liabilities by $10 million, collateral receivables recorded within premiums, reinsurance and other receivables by $226 million, and collateral payables recorded within payables for collateral under securities loaned and other transactions by $419 million.

Future Adoption of New Accounting Pronouncements

  ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements. ASUs issued but not yet adopted as of December 31, 2018 that are being assessed and may or may not have a material impact on the Company's consolidated financial statements are summarized in the table below.

                                                                                          Effective Date and
         Standard                                  Description                            Method of Adoption
-----------------------------------------------------------------------------------------------------------------
ASU 2018-17,                The new guidance provides that indirect interests held     January 1, 2020, to be
Consolidation (Topic 810):  through related parties in common control arrangements     applied retrospectively
Targeted Improvements to    should be considered on a proportional basis for           with a cumulative
Related Party Guidance for  determining whether fees paid to decisionmakers and        effect adjustment to
Variable Interest Entities  service providers are variable interests.                  retained earnings at the
                                                                                       beginning of the
                                                                                       earliest period
                                                                                       presented.
-----------------------------------------------------------------------------------------------------------------
ASU 2018-16, Derivatives    The new guidance permits the use of the overnight index    January 1, 2019, to be
and Hedging (Topic 815):    swap rate based on the SOFR as a U.S. benchmark            applied prospectively
Inclusion of the Secured    interest rate for hedge accounting purposes under Topic    for qualifying new or
Overnight Financing Rate    815.                                                       redesignated hedging
(SOFR) Overnight Index                                                                 relationships entered
Swap (OIS) Rate as a                                                                   into after January 1,
Benchmark Interest Rate                                                                2019.
for Hedge Accounting
Purposes
-----------------------------------------------------------------------------------------------------------------
ASU 2018-15,                The new guidance requires a customer in a cloud            January 1, 2020. The
Intangibles--Goodwill and   computing arrangement that is a service contract to        new guidance can be
Other--Internal-Use         follow the internal-use software guidance to determine     applied either
Software (Subtopic          which implementation costs to capitalize as an asset and   prospectively to
350-40): Customer's         which costs to expense as incurred. Implementation costs   eligible costs incurred
Accounting for              that are capitalized under the new guidance are required   on or after the
Implementation Costs        to be amortized over the term of the hosting arrangement,  guidance is first
Incurred in a Cloud         beginning when the module or component of the hosting      applied, or
Computing Arrangement       arrangement is ready for its intended use.                 retrospectively to all
That Is a Service Contract                                                             periods presented.
-----------------------------------------------------------------------------------------------------------------
ASU 2018-14,                The new guidance removes certain disclosures that no       December 31, 2020, to
Compensation--Retirement    longer are considered cost beneficial, clarifies the       be applied on a
Benefits--Defined Benefit   specific requirements of disclosures, and adds disclosure  retrospective basis to
Plans--General (Subtopic    requirements identified as relevant for employers that     all periods presented
715-20): Disclosure         sponsor defined benefit pension or other postretirement    (with early adoption
Framework--Changes to       plans.                                                     permitted).
the Disclosure
Requirements for Defined
Benefit Plans

         Standard              Impact on Financial Statements
------------------------------------------------------------------
ASU 2018-17,                The Company does not expect the
Consolidation (Topic 810):  adoption to have a material impact
Targeted Improvements to    on its consolidated financial
Related Party Guidance for  statements.
Variable Interest Entities



------------------------------------------------------------------
ASU 2018-16, Derivatives    The Company does not expect the
and Hedging (Topic 815):    adoption to have a material impact
Inclusion of the Secured    on its consolidated financial
Overnight Financing Rate    statements.
(SOFR) Overnight Index
Swap (OIS) Rate as a
Benchmark Interest Rate
for Hedge Accounting
Purposes
------------------------------------------------------------------
ASU 2018-15,                The Company is currently evaluating
Intangibles--Goodwill and   the impact of the new guidance on its
Other--Internal-Use         consolidated financial statements.
Software (Subtopic
350-40): Customer's
Accounting for
Implementation Costs
Incurred in a Cloud
Computing Arrangement
That Is a Service Contract
------------------------------------------------------------------
ASU 2018-14,                The Company is currently evaluating
Compensation--Retirement    the impact of the new guidance on its
Benefits--Defined Benefit   consolidated financial statements.
Plans--General (Subtopic
715-20): Disclosure
Framework--Changes to
the Disclosure
Requirements for Defined
Benefit Plans

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

                                                                                            Effective Date and
         Standard                                   Description                             Method of Adoption
-------------------------------------------------------------------------------------------------------------------
ASU 2018-13, Fair Value     The new guidance modifies the disclosure requirements        January 1, 2020.
Measurement (Topic 820):    on fair value by removing some requirements, modifying       Amendments related to
Disclosure Framework--      others, adding changes in unrealized gains and losses        changes in unrealized
Changes to the Disclosure   included in OCI for recurring Level 3 fair value             gains and losses, the
Requirements for Fair       measurements, and under certain circumstances,               range and weighted
Value Measurement           providing the option to disclose certain other quantitative  average of significant
                            information with respect to significant unobservable         unobservable inputs
                            inputs in lieu of a weighted average.                        used to develop
                                                                                         Level 3 fair value
                                                                                         measurements, and the
                                                                                         narrative description of
                                                                                         measurement
                                                                                         uncertainty should be
                                                                                         applied prospectively.
                                                                                         All other amendments
                                                                                         should be applied
                                                                                         retrospectively.
-------------------------------------------------------------------------------------------------------------------
ASU 2018-12, Financial      The new guidance (i) prescribes the discount rate to be      January 1, 2021, to be
Services--Insurance (Topic  used in measuring the liability for future policy benefits   applied retrospectively
944): Targeted              for traditional and limited payment long-duration            to January 1, 2019
Improvements to the         contracts, and requires assumptions for those liability      (with early adoption
Accounting for Long-        valuations to be updated after contract inception,           permitted).
Duration Contracts          (ii) requires more market-based product guarantees on
                            certain separate account and other account balance long-
                            duration contracts to be accounted for at fair value,
                            (iii) simplifies the amortization of DAC for virtually all long-duration contracts, and (iv) introduces certain
                            financial statement presentation requirements, as well as
                            significant additional quantitative and qualitative
                            disclosures.
-------------------------------------------------------------------------------------------------------------------
ASU 2017-12, Derivatives    The new guidance simplifies the application of hedge         January 1, 2019, to be
and Hedging (Topic 815):    accounting in certain situations and amends the hedge        applied on a modified
Targeted Improvements to    accounting model to enable entities to better portray the    retrospective basis
Accounting for Hedging      economics of their risk management activities in their       through a cumulative
Activities                  financial statements.                                        effect adjustment to
                                                                                         retained earnings.






-------------------------------------------------------------------------------------------------------------------
ASU 2017-08, Receivables    The new guidance shortens the amortization period for        January 1, 2019, to be
--Nonrefundable Fees and    certain callable debt securities held at a premium and       applied on a modified
Other Costs                 requires the premium to be amortized to the earliest call    retrospective basis
(Subtopic 310-20),          date. However, the new guidance does not require an          through a cumulative
Premium Amortization on     accounting change for securities held at a discount whose    effect adjustment to
Purchased Callable Debt     discount continues to be amortized to maturity.              retained earnings.
Securities
-------------------------------------------------------------------------------------------------------------------
ASU 2017-04,                The new guidance simplifies the current two-step             January 1, 2020, to be
Intangibles--Goodwill and   goodwill impairment test by eliminating Step 2 of the        applied on a
Other (Topic 350):          test. The new guidance requires a one-step impairment        prospective basis.
Simplifying the Test for    test in which an entity compares the fair value of a         Early adoption is
Goodwill Impairment         reporting unit with its carrying amount and recognizes an    permitted for interim
                            impairment charge for the amount by which the carrying       or annual goodwill
                            amount exceeds the reporting unit's fair value, if any.      impairment tests
                                                                                         performed on testing
                                                                                         dates after January 1,
                                                                                         2017.

         Standard               Impact on Financial Statements
-------------------------------------------------------------------
ASU 2018-13, Fair Value     As of December 31, 2018, the
Measurement (Topic 820):    Company early adopted the
Disclosure Framework--      provisions of the guidance that
Changes to the Disclosure   removed the requirements relating to
Requirements for Fair       transfers between fair value
Value Measurement           hierarchy levels and certain
                            disclosures about valuation processes
                            for Level 3 fair value measurements.
                            The Company will adopt the
                            remainder of the new guidance at the
                            effective date, and is currently
                            evaluating the impact of those
                            changes on its consolidated financial
                            statements.



-------------------------------------------------------------------
ASU 2018-12, Financial      The Company has started its
Services--Insurance (Topic  implementation efforts and is
944): Targeted              currently evaluating the impact of the
Improvements to the         new guidance. Given the nature and
Accounting for Long-        extent of the required changes to a
Duration Contracts          significant portion of the Company's
                            operations, the adoption of this
                            standard is expected to have a
                            material impact on its consolidated
                            financial statements.



-------------------------------------------------------------------
ASU 2017-12, Derivatives    Upon adoption, the Company will
and Hedging (Topic 815):    make certain changes to its
Targeted Improvements to    assessment of hedge effectiveness
Accounting for Hedging      for fair value hedging relationships,
Activities                  and the Company will also reclassify
                            hedge ineffectiveness for cash flow
                            hedging relationships existing as of
                            the adoption date, which was
                            previously recorded to earnings, to
                            AOCI. The estimated impact of
                            adoption is a decrease to retained
                            earnings of less than $250 million.
-------------------------------------------------------------------
ASU 2017-08, Receivables    The adoption of the new guidance
--Nonrefundable Fees and    will not have a material impact on
Other Costs                 the Company's consolidated
(Subtopic 310-20),          financial statements.
Premium Amortization on
Purchased Callable Debt
Securities
-------------------------------------------------------------------
ASU 2017-04,                The new guidance will reduce the
Intangibles--Goodwill and   complexity involved with the
Other (Topic 350):          evaluation of goodwill for
Simplifying the Test for    impairment. The impact of the new
Goodwill Impairment         guidance will depend on the
                            outcomes of future goodwill
                            impairment tests.




                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

                                                                     Effective Date and
         Standard                        Description                 Method of Adoption
--------------------------------------------------------------------------------------------
ASU 2016-13, Financial      This new guidance replaces the         January 1, 2020. For
Instruments--Credit Losses  incurred loss impairment methodology   substantially all
(Topic 326): Measurement    with one that reflects expected        financial assets, the
of Credit Losses on         credit losses. The measurement of      ASU is to be applied
Financial Instruments, as   expected credit losses should be       on a modified
clarified and amended by    based on historical loss information,  retrospective basis
ASU 2018-19, Codification   current conditions, and reasonable     through a cumulative
Improvements to Topic 326,  and supportable forecasts. The new     effect adjustment to
Financial Instruments--     guidance requires that an OTTI on a    retained earnings. For
Credit Losses               debt security will be recognized as    previously impaired
                            an allowance going forward, such that  debt securities and
                            improvements in expected future cash   certain debt securities
                            flows after an impairment will no      acquired with evidence
                            longer be reflected as a prospective   of credit quality
                            yield adjustment through net           deterioration since
                            investment income, but rather a        origination, the new
                            reversal of the previous impairment    guidance is to be
                            and recognized through realized        applied prospectively.
                            investment gains and losses. The
                            guidance also requires enhanced
                            disclosures. In November 2018, the
                            FASB issued ASU 2018-19, clarifying
                            that receivables arising from
                            operating leases should be accounted
                            for in accordance with Topic 842,
                            Leases. The Company has assessed the
                            asset classes impacted by the new
                            guidance and is currently assessing
                            the accounting and reporting system
                            changes that will be required to
                            comply with the new guidance.
--------------------------------------------------------------------------------------------
ASU 2016-02, Leases         The new guidance requires a lessee to  January 1, 2019, to be
(Topic 842), as clarified   recognize assets and liabilities for   applied on a modified
and amended by ASU          leases with lease terms of more than   retrospective basis
2018-10, Codification       12 months. Leases would be classified  using the optional
Improvements to Topic 842,  as finance or operating leases and     transition method with
Leases, ASU 2018-11,        both types of leases will be           a cumulative effect
Leases (Topic 842):         recognized on the balance sheet.       adjustment recorded at
Targeted Improvements,      Lessor accounting will remain largely  January 1, 2019.
and ASU 2018-20, Leases     unchanged from current guidance
(Topic 842): Narrow-Scope   except for certain targeted changes.
Improvements for Lessors    The new guidance will also require
                            new qualitative and quantitative
                            disclosures. In July 2018, two
                            amendments to the new guidance were
                            issued. The amendments provide the
                            option to adopt the new guidance
                            prospectively without adjusting
                            comparative periods. Also, the
                            amendments provide lessors with a
                            practical expedient not to separate
                            lease and non-lease components for
                            certain operating leases. In December
                            2018, an amendment was issued to
                            clarify lessor accounting relating to
                            taxes, certain lessor's costs and
                            variable payments related to both
                            lease and non-lease components. The
                            Company will adopt the new guidance
                            and related amendments on January 1,
                            2019 and expects to elect certain
                            practical expedients permitted under
                            the transition guidance. In addition,
                            the Company will elect the
                            prospective transition option and
                            recognize a cumulative effect
                            adjustment to the opening balance of
                            retained earnings in the period of
                            adoption. The Company has been
                            executing an integrated
                            implementation plan which includes a
                            multi-functional working group with a
                            project governance structure to
                            address any resource, system, data
                            and process gaps related to the
                            implementation of the new standard.
                            The Company is currently integrating
                            a lease accounting technology
                            solution and finalizing updated
                            reporting processes and additional
                            internal controls to facilitate
                            compliance with the new guidance.
--------------------------------------------------------------------------------------------

             Description                  Impact on Financial Statements
-----------------------------------------------------------------------------
This new guidance replaces the         The Company believes that the
incurred loss impairment methodology   most significant impact upon
with one that reflects expected        adoption will be to its mortgage
credit losses. The measurement of      loan investments. The Company is
expected credit losses should be       currently evaluating the impact of
based on historical loss information,  the new guidance on its
current conditions, and reasonable     consolidated financial statements.
and supportable forecasts. The new
guidance requires that an OTTI on a
debt security will be recognized as
an allowance going forward, such that
improvements in expected future cash
flows after an impairment will no
longer be reflected as a prospective
yield adjustment through net
investment income, but rather a
reversal of the previous impairment
and recognized through realized
investment gains and losses. The
guidance also requires enhanced
disclosures. In November 2018, the
FASB issued ASU 2018-19, clarifying
that receivables arising from
operating leases should be accounted
for in accordance with Topic 842,
Leases. The Company has assessed the
asset classes impacted by the new
guidance and is currently assessing
the accounting and reporting system
changes that will be required to
comply with the new guidance.
-----------------------------------------------------------------------------
The new guidance requires a lessee to  The Company believes the most
recognize assets and liabilities for   significant changes relate to (i) the
leases with lease terms of more than   recognition of new right of use
12 months. Leases would be classified  assets and lease liabilities on the
as finance or operating leases and     consolidated balance sheet for real
both types of leases will be           estate operating leases; and (ii) the
recognized on the balance sheet.       recognition of deferred gains
Lessor accounting will remain largely  associated with previous sale-
unchanged from current guidance        leaseback transactions as a
except for certain targeted changes.   cumulative effect adjustment to
The new guidance will also require     retained earnings. On adoption, the
new qualitative and quantitative       Company will recognize additional
disclosures. In July 2018, two         operating liabilities, with
amendments to the new guidance were    corresponding right of use assets of
issued. The amendments provide the     the same amount adjusted for
option to adopt the new guidance       prepaid/deferred rent, unamortized
prospectively without adjusting        initial direct costs and potential
comparative periods. Also, the         impairment of right of use assets
amendments provide lessors with a      based on the present value of the
practical expedient not to separate    remaining minimum rental
lease and non-lease components for     payments. These assets and
certain operating leases. In December  liabilities will represent less than
2018, an amendment was issued to       1% of the Company's total assets
clarify lessor accounting relating to  and total liabilities. The adoption
taxes, certain lessor's costs and      will not have a material impact on
variable payments related to both      its consolidated financial
lease and non-lease components. The    statements.
Company will adopt the new guidance
and related amendments on January 1,
2019 and expects to elect certain
practical expedients permitted under
the transition guidance. In addition,
the Company will elect the
prospective transition option and
recognize a cumulative effect
adjustment to the opening balance of
retained earnings in the period of
adoption. The Company has been
executing an integrated
implementation plan which includes a
multi-functional working group with a
project governance structure to
address any resource, system, data
and process gaps related to the
implementation of the new standard.
The Company is currently integrating
a lease accounting technology
solution and finalizing updated
reporting processes and additional
internal controls to facilitate
compliance with the new guidance.
-----------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


2. Segment Information

  The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in Corporate & Other.

U.S.

  The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S. segment is organized into two businesses: Group Benefits and Retirement and Income Solutions ("RIS").

 . The Group Benefits business offers life, dental, group short- and long-term disability, individual disability, accidental death and dismemberment, vision and accident & health coverages, as well as prepaid legal plans. This business also sells ASO arrangements to some employers.

 . The RIS business offers a broad range of life and annuity-based insurance and investment products, including stable value and pension risk transfer products, institutional income annuities, tort settlements, and capital markets investment products, as well as solutions for funding postretirement benefits and company-, bank- or trust-owned life insurance.

MetLife Holdings

  The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets, such as variable, universal, term and whole life insurance, variable, fixed and index-linked annuities and long-term care insurance.

Corporate & Other

  Corporate & Other contains the excess capital, as well as certain charges and activities, not allocated to the segments, including enterprise-wide strategic initiative restructuring charges and various start-up businesses. Additionally, Corporate & Other includes run-off businesses. Corporate & Other also includes the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. For the year ended December 31, 2016, Corporate & Other includes business of the Company that was transferred to Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse"). In addition, Corporate & Other includes the elimination of intersegment amounts, which generally relate to affiliated reinsurance and intersegment loans, which bear interest rates commensurate with related borrowings.

Financial Measures and Segment Accounting Policies

  Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company's GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.

  The financial measures of adjusted revenues and adjusted expenses focus on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) and net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:

 . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB fees"); and

 . Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP and (iv) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in net investment gains (losses) under GAAP.

  The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:

 .   Policyholder benefits and claims and policyholder dividends excludes:
     (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments, (iii) benefits and hedging costs related to GMIBs ("GMIB costs"), and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market value adjustments");

 . Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

 . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;

 . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 .   Other expenses excludes costs related to: (i) noncontrolling interests,
     (ii) acquisition, integration and other costs, and (iii) goodwill impairments.

  The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2018, 2017 and 2016 and at December 31, 2018 and 2017. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's business.

  MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, net income (loss) or adjusted earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                                                                 MetLife    Corporate                                Total
Year Ended December 31, 2018                           U.S.      Holdings    & Other       Total     Adjustments  Consolidated
-------------------------------------------------- -----------  ----------- ---------  ------------  -----------  ------------
                                                                                  (In millions)
Revenues
Premiums..........................................  $   23,388   $    3,205  $     20   $    26,613   $       --   $    26,613
Universal life and investment-type product policy
 fees.............................................       1,023        1,008        --         2,031           93         2,124
Net investment income.............................       6,678        4,780      (154)       11,304         (385)       10,919
Other revenues....................................         775          240       571         1,586           --         1,586
Net investment gains (losses).....................          --           --        --            --          153           153
Net derivative gains (losses).....................          --           --        --            --          766           766
                                                   -----------  ----------- ---------  ------------  -----------  ------------
  Total revenues..................................      31,864        9,233       437        41,534          627        42,161
                                                   -----------  ----------- ---------  ------------  -----------  ------------
Expenses
Policyholder benefits and claims and policyholder
 dividends........................................      24,202        5,870         5        30,077          105        30,182
Interest credited to policyholder account
 balances.........................................       1,735          748        --         2,483           (4)        2,479
Capitalization of DAC.............................         (40)           6        --           (34)          --           (34)
Amortization of DAC and VOBA......................          75          245        --           320          150           470
Interest expense on debt..........................          12            8        88           108           --           108
Other expenses....................................       2,838          980       834         4,652           (5)        4,647
                                                   -----------  ----------- ---------  ------------  -----------  ------------
  Total expenses..................................      28,822        7,857       927        37,606          246        37,852
                                                   -----------  ----------- ---------  ------------  -----------  ------------
Provision for income tax expense (benefit)........         648          269      (823)           94           79           173
                                                   -----------  ----------- ---------  ------------               ------------
  Adjusted earnings...............................  $    2,394   $    1,107  $    333         3,834
                                                   ===========  =========== =========
Adjustments to:
Total revenues....................................                                              627
Total expenses....................................                                             (246)
Provision for income tax (expense) benefit........                                              (79)
                                                                                       ------------
  Net income (loss)..........................................                           $     4,136                $     4,136
                                                                                       ============               ============

                                             MetLife    Corporate
  At December 31, 2018             U.S.      Holdings    & Other      Total
  ----------------------------- ----------- ----------- ---------- -----------
                                                (In millions)
  Total assets.................  $  233,998  $  147,498  $  25,421  $  406,917
  Separate account assets......  $   69,328  $   41,522  $      --  $  110,850
  Separate account liabilities.  $   69,328  $   41,522  $      --  $  110,850

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


                                                            MetLife      Corporate                                 Total
Year Ended December 31, 2017                    U.S.        Holdings      & Other       Total      Adjustments  Consolidated
------------------------------------------- ------------  ------------  ----------  ------------  ------------  ------------
                                                                              (In millions)
Revenues
Premiums...................................  $    19,496   $     3,420   $       9   $    22,925   $        --   $    22,925
Universal life and investment-type product
 policy fees...............................        1,004         1,126          --         2,130            97         2,227
Net investment income......................        6,206         4,920        (243)       10,883          (370)       10,513
Other revenues.............................          781           200         589         1,570            --         1,570
Net investment gains (losses)..............           --            --          --            --           334           334
Net derivative gains (losses)..............           --            --          --            --          (344)         (344)
                                            ------------  ------------  ----------  ------------  ------------  ------------
  Total revenues...........................       27,487         9,666         355        37,508          (283)       37,225
                                            ------------  ------------  ----------  ------------  ------------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................       20,558         6,006           4        26,568           321        26,889
Interest credited to policyholder account
 balances..................................        1,459           779          --         2,238            (3)        2,235
Capitalization of DAC......................          (48)          (13)         --           (61)           --           (61)
Amortization of DAC and VOBA...............           56           303          --           359          (118)          241
Interest expense on debt...................           11             8          87           106            --           106
Other expenses.............................        2,717         1,201         930         4,848             1         4,849
                                            ------------  ------------  ----------  ------------  ------------  ------------
  Total expenses...........................       24,753         8,284       1,021        34,058           201        34,259
                                            ------------  ------------  ----------  ------------  ------------  ------------
Provision for income tax expense (benefit).          954           427        (368)        1,013        (1,574)         (561)
                                            ------------  ------------  ----------  ------------                ------------
  Adjusted earnings........................  $     1,780   $       955   $    (298)        2,437
                                            ============  ============  ==========
Adjustments to:
Total revenues.............................                                                 (283)
Total expenses.............................                                                 (201)
Provision for income tax (expense) benefit.                                                1,574
                                                                                    ------------
  Net income (loss)........................                                          $     3,527                 $     3,527
                                                                                    ============                ============

                                              MetLife      Corporate
 At December 31, 2017             U.S.        Holdings      & Other        Total
----------------------------- ------------- ------------- ------------ -------------
                                                  (In millions)
Total assets.................  $    245,750  $    163,397  $    25,148  $    434,295
Separate account assets......  $     80,240  $     50,585  $        --  $    130,825
Separate account liabilities.  $     80,240  $     50,585  $        --  $    130,825

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                                   MetLife     Corporate                              Total
Year Ended December 31, 2016                            U.S.       Holdings     & Other      Total     Adjustments Consolidated
--------------------------------------------------- -----------  -----------  ----------  -----------  ----------- ------------
                                                                                   (In millions)
Revenues
Premiums...........................................   $  17,921  $     4,411  $       61  $    22,393  $       --  $    22,393
Universal life and investment-type product policy
 fees..............................................         988        1,236         216        2,440         102        2,542
Net investment income..............................       6,075        5,606         (67)      11,614        (531)      11,083
Other revenues.....................................         750          110         618        1,478          --        1,478
Net investment gains (losses)......................          --           --          --           --         132          132
Net derivative gains (losses)......................          --           --          --           --      (1,138)      (1,138)
                                                    -----------  -----------  ----------  -----------  ----------- ------------
  Total revenues...................................      25,734       11,363         828       37,925      (1,435)      36,490
                                                    -----------  -----------  ----------  -----------  ----------- ------------
Expenses
Policyholder benefits and claims and policyholder
 dividends.........................................      18,968        7,244         130       26,342         171       26,513
Interest credited to policyholder account balances.       1,297          907          32        2,236          (3)       2,233
Capitalization of DAC..............................         (60)        (267)         (5)        (332)         --         (332)
Amortization of DAC and VOBA.......................          56          675          56          787        (346)         441
Interest expense on debt...........................          10            7          95          112          --          112
Other expenses.....................................       2,770        1,850         825        5,445         137        5,582
                                                    -----------  -----------  ----------  -----------  ----------- ------------
  Total expenses...................................      23,041       10,416       1,133       34,590         (41)      34,549
                                                    -----------  -----------  ----------  -----------  ----------  -----------
Provision for income tax expense (benefit).........         963          274        (551)         686        (487)         199
                                                    -----------  -----------  ----------  -----------              ------------
  Adjusted earnings................................ $     1,730  $       673  $      246        2,649
                                                    ===========  ===========  ==========
Adjustments to:
Total revenues.....................................                                            (1,435)
Total expenses.....................................                                                41
Provision for income tax (expense) benefit.........                                               487
                                                                                          -----------
  Net income (loss)................................                                       $     1,742              $     1,742
                                                                                          ===========              ============

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                  Years Ended December 31,
                                                -----------------------------
                                                  2018      2017      2016
                                                --------- --------- ---------
                                                        (In millions)
  Life insurance............................... $  13,251 $  13,139 $  13,907
  Accident & health insurance..................     8,071     7,933     7,889
  Annuities....................................     8,685     5,390     4,379
  Other........................................       316       260       238
                                                --------- --------- ---------
   Total....................................... $  30,323 $  26,722 $  26,413
                                                ========= ========= =========

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  Revenues derived from two U.S. segment customers each exceeded 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from the first U.S. segment customer were $6.0 billion for the year ended December 31, 2018, which represented 20% of consolidated premiums, universal life and investment-type product policy fees and other revenues. The revenue was from a single premium received for a pension risk transfer. Revenues derived from the second U.S. customer were $3.1 billion, $2.8 billion and $2.8 billion for the years ended December 31, 2018, 2017 and 2016, respectively, which represented 10%, 11% and 10%, of consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2018, 2017 and 2016.

3. Disposition

  In December 2016, the Company distributed to MetLife, Inc. as a non-cash extraordinary dividend all of the issued and outstanding shares of common stock of its wholly-owned subsidiaries, New England Life Insurance Company ("NELICO") and General American Life Insurance Company ("GALIC"). The net book value of NELICO and GALIC at the time of the dividend was $2.9 billion, which was recorded as a dividend of retained earnings of $2.7 billion and a decrease to other comprehensive income of $254 million, net of income tax. As of the date of the dividend payment, the Company no longer consolidates the assets, liabilities and operations of NELICO and GALIC.

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                         -----------------
                                           2018     2017
                                         -------- --------
                                           (In millions)
                      U.S............... $135,003 $131,224
                      MetLife Holdings..   88,725   89,012
                      Corporate & Other.      291      294
                                         -------- --------
                        Total........... $224,019 $220,530
                                         ======== ========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Future policy benefits are measured as follows:

      --------------------------------------------------------------------
      Product Type:                 Measurement Assumptions:
      --------------------------------------------------------------------
      Participating life            Aggregate of (i) net level premium
                                      reserves for death and endowment
                                      policy benefits (calculated based
                                      upon the non-forfeiture interest
                                      rate, ranging from 3% to 7%, and
                                      mortality rates guaranteed in
                                      calculating the cash surrender
                                      values described in such
                                      contracts); and (ii) the liability
                                      for terminal dividends.
      --------------------------------------------------------------------
      Nonparticipating life         Aggregate of the present value of
                                      future expected benefit payments
                                      and related expenses less the
                                      present value of future expected
                                      net premiums. Assumptions as to
                                      mortality and persistency are based
                                      upon the Company's experience when
                                      the basis of the liability is
                                      established. Interest rate
                                      assumptions for the aggregate
                                      future policy benefit liabilities
                                      range from 2% to 11%.
      --------------------------------------------------------------------
      Individual and group          Present value of future expected
      traditional fixed annuities     payments. Interest rate assumptions
      after annuitization             used in establishing such
                                      liabilities range from 1% to 11%.
      --------------------------------------------------------------------
      Non-medical health insurance  The net level premium method and assumptions as to future morbidity,
                                      withdrawals and interest, which
                                      provide a margin for adverse
                                      deviation. Interest rate
                                      assumptions used in establishing
                                      such liabilities range from 1% to
                                      7%.
      --------------------------------------------------------------------
      Disabled lives                Present value of benefits method and
                                      experience assumptions as to claim
                                      terminations, expenses and
                                      interest. Interest rate assumptions
                                      used in establishing such
                                      liabilities range from 2% to 8%.
      --------------------------------------------------------------------

  Participating business represented 3% and 4% of the Company's life insurance in-force at December 31, 2018 and 2017, respectively. Participating policies represented 20%, 21% and 26% of gross traditional life insurance premiums for the years ended December 31, 2018, 2017 and 2016, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 13%, less expenses, mortality charges and withdrawals.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


Guarantees

   The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note 9. Guarantees accounted for as insurance liabilities include:

----------------------------------------------------------------------------------------------------
Guarantee:                                      Measurement Assumptions:
----------------------------------------------------------------------------------------------------
GMDBs  . A return of purchase payment upon    . Present value of expected death benefits in excess
          death even if the account value is     of the projected account balance recognizing the
          reduced to zero.                       excess ratably over the accumulation period
                                                 based on the present value of total expected
                                                 assessments.

       . An enhanced death benefit may be     . Assumptions are consistent with those used for
          available for an additional fee.       amortizing DAC, and are thus subject to the
                                                 same variability and risk.

                                              .  Investment performance and volatility assumptions
                                                 are consistent with the historical experience of
                                                 the appropriate underlying equity index, such as
                                                 the S&P 500 Index.

                                              . Benefit assumptions are based on the average
                                                 benefits payable over a range of scenarios.
----------------------------------------------------------------------------------------------------
GMIBs  . After a specified period of time     . Present value of expected income benefits in excess
          determined at the time of issuance     of the projected account balance at any future
          of the variable annuity contract,      date of annuitization and recognizing the excess
          a minimum accumulation of purchase     ratably over the accumulation period based on
          payments, even if the account          present value of total expected assessments.
          value is reduced to zero, that can
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.

       .  Certain contracts also provide for  . Assumptions are consistent with those used for
          a guaranteed lump sum return of        estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              . Calculation incorporates an assumption for the
                                                 percentage of the potential annuitizations that
                                                 may be elected by the contractholder.
----------------------------------------------------------------------------------------------------
GMWBs. . A return of purchase payment via     . Expected value of the life contingent payments and
          partial withdrawals, even if the       expected assessments using assumptions
          account value is reduced to zero,      consistent with those used for estimating the
          provided that cumulative               GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       . Certain contracts include
          guaranteed withdrawals that are
          life contingent.
----------------------------------------------------------------------------------------------------

  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


   Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                      Universal and Variable
                                 Annuity Contracts        Life Contracts
                              ----------------------  ----------------------
                               GMDBs and              Secondary    Paid-Up
                                 GMWBs       GMIBs    Guarantees  Guarantees     Total
                              ----------  ----------  ----------  ---------- ------------
                                                     (In millions)
Direct:
Balance at January 1, 2016... $      232  $      538  $      627  $      91  $      1,488
Incurred guaranteed benefits.         55          63          92         11           221
Paid guaranteed benefits.....         (1)         --          --         --            (1)
Dispositions (1).............        (18)       (134)        (99)        --          (251)
                              ----------  ----------  ----------  ---------  ------------
Balance at December 31, 2016.        268         467         620        102         1,457
Incurred guaranteed benefits.         58         112         105          7           282
Paid guaranteed benefits.....         --          --          --         --            --
                              ----------  ----------  ----------  ---------  ------------
Balance at December 31, 2017.        326         579         725        109         1,739
Incurred guaranteed benefits.          3         162          95          5           265
Paid guaranteed benefits.....        (12)         (3)         --         --           (15)
                              ----------  ----------  ----------  ---------  ------------
Balance at December 31, 2018. $      317  $      738  $      820  $     114  $      1,989
                              ==========  ==========  ==========  =========  ============
Ceded:
Balance at January 1, 2016... $       50  $       26  $      354  $      63  $        493
Incurred guaranteed benefits.         13          (8)         (8)         8             5
Paid guaranteed benefits.....         (1)         --          --         --            (1)
Dispositions (1).............        (18)        (39)        (97)        --          (154)
                              ----------  ----------  ----------  ---------  ------------
Balance at December 31, 2016.         44         (21)        249         71           343
Incurred guaranteed benefits.        (44)         21          23          5             5
Paid guaranteed benefits.....         --          --          --         --            --
                              ----------  ----------  ----------  ---------  ------------
Balance at December 31, 2017.         --          --         272         76           348
Incurred guaranteed benefits.         --          --          29          4            33
Paid guaranteed benefits.....         --          --          --         --            --
                              ----------  ----------  ----------  ---------  ------------
Balance at December 31, 2018. $       --  $       --  $      301  $      80  $        381
                              ==========  ==========  ==========  =========  ============
Net:
Balance at January 1, 2016... $      182  $      512  $      273  $      28  $        995
Incurred guaranteed benefits.         42          71         100          3           216
Paid guaranteed benefits.....         --          --          --         --            --
Dispositions (1).............         --         (95)         (2)        --           (97)
                              ----------  ----------  ----------  ---------  ------------
Balance at December 31, 2016.        224         488         371         31         1,114
Incurred guaranteed benefits.        102          91          82          2           277
Paid guaranteed benefits.....         --          --          --         --            --
                              ----------  ----------  ----------  ---------  ------------
Balance at December 31, 2017.        326         579         453         33         1,391
Incurred guaranteed benefits.          3         162          66          1           232
Paid guaranteed benefits.....        (12)         (3)         --         --           (15)
                              ----------  ----------  ----------  ---------  ------------
Balance at December 31, 2018. $      317  $      738  $      519  $      34  $      1,608
                              ==========  ==========  ==========  =========  ============

--------

(1) See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


    Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2018                                  2017
                                         ---------------------------------     ---------------------------------
                                              In the               At               In the               At
                                           Event of Death      Annuitization     Event of Death      Annuitization
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Annuity Contracts:
Variable Annuity Guarantees:
  Total account value (1), (2)..........  $      47,393      $      20,692      $      56,136      $      25,257
  Separate account value (1)............  $      37,342      $      19,839      $      45,431      $      24,336
  Net amount at risk....................  $       2,433 (3)  $         418 (4)  $         990 (3)  $         353 (4)
Average attained age of contractholders.       67 years           65 years           66 years           65 years
Other Annuity Guarantees:
  Total account value (1), (2)..........            N/A      $         144                N/A      $         141
  Net amount at risk....................            N/A      $          85 (5)            N/A      $          92 (5)
Average attained age of contractholders.            N/A           53 years                N/A           52 years

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2018                                  2017
                                         ---------------------------------     ---------------------------------
                                            Secondary            Paid-Up          Secondary            Paid-Up
                                             Guarantees         Guarantees         Guarantees        Guarantees
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Universal and Variable Life Contracts:
  Total account value (1), (2)..........  $       4,614      $         937      $       4,679      $         977
  Net amount at risk (6)................  $      44,596      $       6,290      $      46,704      $       6,713
Average attained age of policyholders...       55 years           63 years           54 years           62 years

--------

(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes the contractholder's investments in the general account and separate account, if applicable.

(3) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5) Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                   ---------------------------
                                       2018          2017
                                   ------------- -------------
                                          (In millions)
                  Fund Groupings:
                  Equity.......... $      18,073 $      21,464
                  Balanced........        15,831        19,443
                  Bond............         2,885         3,798
                  Money Market....            53            57
                                   ------------- -------------
                    Total......... $      36,842 $      44,762
                                   ============= =============

Obligations Assumed Under Structured Settlement Assignments

  The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the periodic claims to be provided and reported as other policy-related balances. The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities from Brighthouse to fund these periodic payment claim obligations and designates payments to be made directly to the claimant by Brighthouse as the annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.

  See Note 8 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2018, 2017 and 2016, the Company issued $41.8 billion, $42.7 billion and $39.7 billion, respectively, and repaid $43.7 billion, $41.4 billion and $38.5 billion, respectively, of such funding agreements. At December 31, 2018 and 2017, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $32.3 billion and $34.2 billion, respectively.

  Metropolitan Life Insurance Company is a member of the FHLB of New York. Holdings of common stock of the FHLB of New York, included in other invested assets, were $724 million and $733 million at December 31, 2018 and 2017, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


   The Company has also entered into funding agreements with the FHLB of New York and a subsidiary of the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                              Liability                    Collateral
                      ------------------------- ---------------------------------
                                             December 31,
                      -----------------------------------------------------------
                          2018         2017           2018             2017
                      ------------ ------------ ---------------- ----------------
                                             (In millions)
FHLB of New York (1). $     14,245 $     14,445 $     16,340 (2) $     16,605 (2)
Farmer Mac (3)....... $      2,550 $      2,550 $          2,639 $          2,644

--------

(1) Represents funding agreements issued to the FHLB of New York in exchange for cash and for which the FHLB of New York has been granted a lien on certain assets, some of which are in the custody of the FHLB of New York, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of New York as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of New York's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of New York.

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3) Represents funding agreements issued to a subsidiary of Farmer Mac, as well as certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  The following is information about incurred and paid claims development by segment as of December 31, 2018. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. Where practical, up to 10 years of history has been provided. The information about incurred and paid claims development prior to 2018 is presented as supplementary information.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  U.S.

   Group Life - Term

             Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance          At December 31, 2018
         ----------------------------------------------------------------------------------  ----------------------------
                                  For the Years Ended December 31,                              Total IBNR
         ----------------------------------------------------------------------------------  Liabilities Plus
                                        (Unaudited)                                              Expected     Cumulative
         -------------------------------------------------------------------------            Development on  Number of
Incurral                                                                                         Reported      Reported
  Year      2011        2012       2013      2014      2015      2016      2017      2018         Claims        Claims
-------- ----------- ----------- --------- --------- --------- --------- --------- --------  ---------------- -----------
                                                      (Dollars in millions)
  2011.. $     6,318 $     6,290 $   6,293 $   6,269 $   6,287 $   6,295 $   6,294 $  6,295       $    1          207,608
  2012..                   6,503     6,579     6,569     6,546     6,568     6,569    6,569            1          209,047
  2013..                             6,637     6,713     6,719     6,720     6,730    6,720            3          211,341
  2014..                                       6,986     6,919     6,913     6,910    6,914            5          213,388
  2015..                                                 7,040     7,015     7,014    7,021           11          213,243
  2016..                                                           7,125     7,085    7,095           14          210,706
  2017..                                                                     7,432    7,418           31          246,364
  2018..                                                                              7,757          899          203,329
                                                                                   --------
 Total.................................................................              55,789
Cumulative paid claims and paid allocated claim adjustment expenses,
 net of reinsurance.....................................................            (53,786)
All outstanding liabilities for incurral years prior to 2011, net of
 reinsurance............................................................                  9
                                                                                   --------
 Total unpaid claims and claim adjustment expenses, net of
  reinsurance..........................................................            $  2,012
                                                                                   ========

                   Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
                  -----------------------------------------------------------------------------------------
                                              For the Years Ended December 31,
                  -----------------------------------------------------------------------------------------
                                                  (Unaudited)
                  ---------------------------------------------------------------------------- ------------
Incurral Year        2011       2012       2013       2014       2015       2016       2017        2018
-------------     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ------------
                                                        (In millions)
    2011......... $    4,982 $    6,194 $    6,239 $    6,256 $    6,281 $    6,290 $    6,292  $     6,295
    2012.........                 5,132      6,472      6,518      6,532      6,558      6,565        6,566
    2013.........                            5,216      6,614      6,664      6,678      6,711        6,715
    2014.........                                       5,428      6,809      6,858      6,869        6,902
    2015.........                                                  5,524      6,913      6,958        6,974
    2016.........                                                             5,582      6,980        7,034
    2017.........                                                                        5,761        7,292
    2018.........                                                                                     6,008
                                                                                               ------------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance  $    53,786
                                                                                               ============

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration as of December 31, 2018:

                                    Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                              -----------------------------------------------------------------------------------
           Years.............   1           2          3          4          5          6         7        8
           Group Life - Term. 78.2%       20.2%       0.7%       0.2%       0.4%       0.1%      --%      --%

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


   Group Long-Term Disability

             Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance              At December 31, 2018
           ------------------------------------------------------------------------------------  ----------------------------
                                  For the Years Ended December 31,                                  Total IBNR
           ------------------------------------------------------------------------------------  Liabilities Plus
                                        (Unaudited)                                                  Expected     Cumulative
           ----------------------------------------------------------------------------           Development on  Number of
Incurral                                                                                             Reported      Reported
 Year        2011       2012       2013       2014       2015       2016       2017       2018        Claims        Claims
--------   ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------  ---------------- -----------
                                                      (Dollars in millions)
  2011.... $     955  $     916  $     894  $     914  $     924  $     923  $     918  $   917       $   --           21,643
  2012....                  966        979        980      1,014      1,034      1,037    1,021           --           20,085
  2013....                           1,008      1,027      1,032      1,049      1,070    1,069           --           21,135
  2014....                                      1,076      1,077      1,079      1,101    1,109           --           22,846
  2015....                                                 1,082      1,105      1,093    1,100           --           21,177
  2016....                                                            1,131      1,139    1,159            6           17,897
  2017....                                                                       1,244    1,202           29           15,968
  2018....                                                                                1,240          621            8,208
                                                                                        -------
 Total................................................................................    8,817
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance  (3,815)
All outstanding liabilities for incurral years prior to 2011, net of reinsurance.......   2,110
                                                                                        -------
 Total unpaid claims and claim adjustment expenses, net of reinsurance................  $ 7,112
                                                                                        =======

                  Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
                  ---------------------------------------------------------------------------------------------------
                                             For the Years Ended December 31,
                  ---------------------------------------------------------------------------------------------------
                                                  (Unaudited)
                  ----------------------------------------------------------------------------------------
Incurral Year        2011         2012         2013         2014         2015         2016         2017       2018
-------------      ----------   ----------   ----------   ----------   ----------   ----------  ---------- ----------
                                                       (In millions)
    2011......... $       44   $      217   $      337   $      411   $      478   $      537   $      588  $     635
    2012.........                      43          229          365          453          524          591        648
    2013.........                                   43          234          382          475          551        622
    2014.........                                                51          266          428          526        609
    2015.........                                                             50          264          427        524
    2016.........                                                                          49          267        433
    2017.........                                                                                       56        290
    2018.........                                                                                                  54
                                                                                                           ----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance              $   3,815
                                                                                                           ==========

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration as of December 31, 2018:

                                       Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                                 -----------------------------------------------------------------------------------
     Years......................  1           2           3          4         5         6         7         8
     Group Long-Term Disability. 4.4%       18.9%       14.0%       8.6%      7.2%      6.5%      5.6%      5.1%

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Significant Methodologies and Assumptions

     Group Life - Term and Group Long-Term Disability incurred but not paid ("IBNP") liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.

     An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.

     For Group Life - Term and Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2018 compared to the 2017 incurral year due to the growth in the size of the business.

     There were no significant changes in methodologies during 2018. The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term Disability are updated annually to reflect emerging trends in claim experience.

     No additional premiums or return premiums have been accrued as a result of the prior year development.

     Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.

     The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.0 billion at both December 31, 2018 and 2017. Using interest rates ranging from 3% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.3 billion at both December 31, 2018 and 2017. The amount of interest accretion recognized was $509 million, $510 million and $565 million for the years ended December 31, 2018, 2017 and 2016, respectively. These amounts were reflected in policyholder benefits and claims.

     For Group Life - Term, claims were based upon individual death claims. For Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.

     The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Reconciliation of the Disclosure of Incurred and Paid Claims Development to the Liability for Unpaid Claims and Claim Adjustment Expenses

    The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

                                                                                                    December 31, 2018
                                                                                              -----------------------------
                                                                                                      (In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term............................................................................ $        2,012
Group Long-Term Disability...................................................................          7,112
                                                                                              --------------
  Total......................................................................................                $        9,124
Other insurance lines - all segments combined................................................                           517
                                                                                                             --------------
  Total unpaid claims and allocated claims adjustment expenses, net of reinsurance...........                         9,641
                                                                                                             --------------
Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term............................................................................             20
Group Long-Term Disability...................................................................            109
                                                                                              --------------
  Total......................................................................................                           129
Other insurance lines - all segments combined................................................                            26
                                                                                                             --------------
  Total reinsurance recoverable on unpaid claims.............................................                           155
                                                                                                             --------------
  Total unpaid claims and allocated claims adjustment expense................................                         9,796
Discounting..................................................................................                        (1,253)
                                                                                                             --------------
Liability for unpaid claims and claim adjustment liabilities - short-duration................                         8,543
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines.......                         4,047
                                                                                                             --------------
  Total liability for unpaid claims and claim adjustment expense (included in future policy
   benefits and other policy-related balances)...............................................                $       12,590
                                                                                                             ==============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Rollforward of Claims and Claim Adjustment Expenses

      Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                         Years Ended December 31,
                                            -------------------------------------------------
                                                  2018             2017             2016
                                            ---------------  ---------------  ---------------
                                                              (In millions)
Balance at December 31 of prior period..... $        12,090  $        11,621  $         7,527
  Less: Reinsurance recoverables...........           1,401            1,251              273
                                            ---------------  ---------------  ---------------
Net balance at December 31 of prior period.          10,689           10,370            7,254
Cumulative adjustment (1)..................              --               --            3,277
                                            ---------------  ---------------  ---------------
Net balance at January 1,..................          10,689           10,370           10,531
Incurred related to:
  Current year.............................          16,714           16,264           15,978
  Prior years (2)..........................             241              175              322
                                            ---------------  ---------------  ---------------
    Total incurred.........................          16,955           16,439           16,300
Paid related to:
  Current year.............................         (12,359)         (12,212)         (12,454)
  Prior years..............................          (4,192)          (3,908)          (3,905)
                                            ---------------  ---------------  ---------------
    Total paid.............................         (16,551)         (16,120)         (16,359)
Dispositions (3)...........................              --               --             (102)
                                            ---------------  ---------------  ---------------
Net balance at December 31,................          11,093           10,689           10,370
  Add: Reinsurance recoverables............           1,497            1,401            1,251
                                            ---------------  ---------------  ---------------
Balance at December 31,.................... $        12,590  $        12,090  $        11,621
                                            ===============  ===============  ===============

--------

(1) Reflects the accumulated adjustment, net of reinsurance, upon implementation of the short-duration contracts guidance which clarified the requirement to include claim information for long-duration contracts. The accumulated adjustment primarily reflects unpaid claim liabilities, net of reinsurance, for long-duration contracts as of the beginning of the period presented.

(2) During 2018 and 2017, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported during current year. During 2016, claims and claim adjustment expenses associated with prior years increased due to the implementation of guidance related to short-duration contracts.

(3) See Note 3.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $66.0 billion and $75.2 billion at December 31, 2018 and 2017, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $44.8 billion and $55.6 billion at December 31, 2018 and 2017, respectively. The latter category consisted primarily of guaranteed interest contracts ("GICs"). The average interest rate credited on these contracts was 2.68% and 2.40% at December 31, 2018 and 2017, respectively.

  For the years ended December 31, 2018, 2017 and 2016, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding DAC and VOBA was as follows:

                                                                              Years Ended December 31,
                                                                 -------------------------------------------------
                                                                       2018             2017             2016
                                                                 ---------------  ---------------  ---------------
                                                                                   (In millions)
DAC:
Balance at January 1,...........................................  $        4,320   $        4,714   $        5,977
Capitalizations.................................................              34               61              332
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).            (114)              91              353
Other expenses..................................................            (355)            (331)            (791)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................            (469)            (240)            (438)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................             204             (215)             (12)
Dispositions (1)................................................              --               --           (1,145)
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................           4,089            4,320            4,714
                                                                 ---------------  ---------------  ---------------
VOBA:
Balance at January 1,...........................................              28               29               66
Amortization related to:
Other expenses..................................................              (1)              (1)              (3)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................              (1)              (1)              (3)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................               1               --               13
Dispositions (1)................................................              --               --              (47)
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................              28               28               29
                                                                 ---------------  ---------------  ---------------
Total DAC and VOBA:
Balance at December 31,.........................................  $        4,117   $        4,348   $        4,743
                                                                 ===============  ===============  ===============

--------
(1)See Note 3.

  Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                    ---------------------------
                                        2018          2017
                                    ------------- -------------
                                           (In millions)
                 U.S...............  $        403  $        413
                 MetLife Holdings..         3,709         3,930
                 Corporate & Other.             5             5
                                    ------------- -------------
                   Total...........  $      4,117  $      4,348
                                    ============= =============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


   Information regarding other intangibles was as follows:

                                              Years Ended December 31,
                                         ----------------------------------
                                            2018        2017        2016
                                         ----------  ----------  ----------
                                                    (In millions)
   DSI:
   Balance at January 1,................ $       93  $      105  $      130
   Capitalization.......................          1           1           4
   Amortization.........................        (15)         (8)        (16)
   Unrealized investment gains (losses).         14          (5)          1
   Dispositions (1)..................... $       --  $       --  $      (14)
                                         ----------  ----------  ----------
   Balance at December 31,.............. $       93  $       93  $      105
                                         ==========  ==========  ==========
   VODA and VOCRA:
   Balance at January 1,................ $      207  $      235  $      265
   Amortization.........................        (26)        (28)        (30)
                                         ----------  ----------  ----------
   Balance at December 31,.............. $      181  $      207  $      235
                                         ==========  ==========  ==========
     Accumulated amortization........... $      276  $      250  $      222
                                         ==========  ==========  ==========

-------------

   (1)See Note 3.

  The estimated future amortization expense to be reported in other expenses for the next five years was as follows:

                                                        VOBA     VODA and VOCRA
                                                    ------------ --------------
                                                           (In millions)
 2019.............................................. $          2 $          24
 2020.............................................. $          2 $          22
 2021.............................................. $          2 $          19
 2022.............................................. $          2 $          17
 2023.............................................. $          2 $          15

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

U.S.

  For certain policies within its Group Benefits business, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements. The majority of the Company's reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The Company's RIS business has periodically engaged in reinsurance activities, on an opportunistic basis. There were no such transactions during the periods presented.

MetLife Holdings

  For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. The Company purchases catastrophe coverage to reinsure risks issued within territories that it believes are subject to the greatest catastrophic risks. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2018 and 2017 were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.9 billion of unsecured unaffiliated reinsurance recoverable balances at both December 31, 2018 and 2017.

  At December 31, 2018, the Company had $2.9 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.0 billion, or 69%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.3 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2017, the Company had $2.9 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.1 billion, or 72%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.3 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                         Years Ended December 31,
                                                               -------------------------------------------
                                                                    2018           2017           2016
                                                               -------------  -------------  -------------
                                                                              (In millions)
Premiums
Direct premiums...............................................  $     26,883   $     23,062   $     21,931
Reinsurance assumed...........................................           752          1,116          1,687
Reinsurance ceded.............................................        (1,022)        (1,253)        (1,225)
                                                               -------------  -------------  -------------
  Net premiums................................................  $     26,613   $     22,925   $     22,393
                                                               =============  =============  =============
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees.  $      2,382   $      2,492   $      3,006
Reinsurance assumed...........................................             9             12             60
Reinsurance ceded.............................................          (267)          (277)          (524)
                                                               -------------  -------------  -------------
  Net universal life and investment-type product policy fees..  $      2,124   $      2,227   $      2,542
                                                               =============  =============  =============
Other revenues
Direct other revenues.........................................  $      1,017   $        930   $        851
Reinsurance assumed...........................................           (11)            35             (2)
Reinsurance ceded.............................................           580            605            629
                                                               -------------  -------------  -------------
  Net other revenues..........................................  $      1,586   $      1,570   $      1,478
                                                               =============  =============  =============
Policyholder benefits and claims
Direct policyholder benefits and claims.......................  $     29,589   $     26,199   $     25,248
Reinsurance assumed...........................................           691            875          1,496
Reinsurance ceded.............................................        (1,183)        (1,282)        (1,431)
                                                               -------------  -------------  -------------
  Net policyholder benefits and claims........................  $     29,097   $     25,792   $     25,313
                                                               =============  =============  =============
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances.....  $      2,446   $      2,199   $      2,279
Reinsurance assumed...........................................            46             49             35
Reinsurance ceded.............................................           (13)           (13)           (81)
                                                               -------------  -------------  -------------
  Net interest credited to policyholder account balances......  $      2,479   $      2,235   $      2,233
                                                               =============  =============  =============
Other expenses
Direct other expenses.........................................  $      4,650   $      4,489   $      4,830
Reinsurance assumed...........................................            71            138            583
Reinsurance ceded.............................................           470            508            390
                                                               -------------  -------------  -------------
  Net other expenses..........................................  $      5,191   $      5,135   $      5,803
                                                               =============  =============  =============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                            December 31,
                                             ---------------------------------------------------------------------------
                                                             2018                                  2017
                                             ------------------------------------- -------------------------------------
                                                                           Total                                 Total
                                                                          Balance                               Balance
                                              Direct   Assumed   Ceded     Sheet    Direct   Assumed   Ceded     Sheet
                                             --------- ------- --------  --------- --------- ------- --------  ---------
                                                                            (In millions)
Assets
Premiums, reinsurance and other
 receivables................................  $  2,094  $  518  $19,217   $ 21,829  $  2,491  $  448  $19,159   $ 22,098
Deferred policy acquisition costs and value
 of business acquired.......................     4,343      15     (241)     4,117     4,581      17     (250)     4,348
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total assets..............................  $  6,437  $  533  $18,976   $ 25,946  $  7,072  $  465  $18,909   $ 26,446
                                             ========= ======= ========  ========= ========= ======= ========  =========
Liabilities
Future policy benefits......................  $124,787  $1,313  $    (1)  $126,099  $118,077  $1,342  $    (4)  $119,415
Policyholder account balances...............    90,489     167       --     90,656    93,758     181       --     93,939
Other policy-related balances...............     7,021     231       12      7,264     6,914     247       15      7,176
Other liabilities...........................     6,084   2,242   16,294     24,620     8,498   2,242   16,669     27,409
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total liabilities.........................  $228,381  $3,953  $16,305   $248,639  $227,247  $4,012  $16,680   $247,939
                                             ========= ======= ========  ========= ========= ======= ========  =========

  In December 2016, the Company recaptured two reinsurance agreements which covered 90% of the liabilities on certain participating whole life insurance policies issued between April 1, 2000 and December 31, 2001 which were reinsured by an unaffiliated company. This recapture resulted in an increase in DAC and VOBA of $95 million, a decrease in premiums, reinsurance and other receivables of $697 million, and a decrease in other liabilities of $713 million. The Company recognized a gain of $72 million, net of income tax, for the year ended December 31, 2016, as a result of this transaction.

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $14.1 billion and $14.3 billion at December 31, 2018 and 2017, respectively. The deposit liabilities on reinsurance were $1.8 billion and $1.9 billion at December 31, 2018 and 2017, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont, and Metropolitan Tower Life Insurance Company, all of which are related parties. Additionally, the Company has reinsurance agreements with Brighthouse Life Insurance Company ("Brighthouse Insurance"), Brighthouse Life Insurance Company of NY ("Brighthouse NY") and NELICO, former subsidiaries of MetLife, Inc. In August 2017, MetLife, Inc. completed the separation of Brighthouse and retained 19.2% of Brighthouse Financial, Inc. common stock outstanding. In June 2018, MetLife, Inc. sold its Brighthouse Financial, Inc. common stock and Brighthouse was no longer considered a related party.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                     Years Ended December 31,
                                                              -------------------------------------
                                                                  2018         2017         2016
                                                              -----------  -----------  -----------
                                                                          (In millions)
Premiums
Reinsurance assumed..........................................  $        9   $      122   $      727
Reinsurance ceded............................................        (117)        (132)         (45)
                                                              -----------  -----------  -----------
  Net premiums...............................................  $     (108)  $      (10)  $      682
                                                              ===========  ===========  ===========
Universal life and investment-type product policy fees
Reinsurance assumed..........................................  $       (1)  $       12   $       60
Reinsurance ceded............................................         (18)         (19)        (138)
                                                              -----------  -----------  -----------
  Net universal life and investment-type product policy fees.  $      (19)  $       (7)  $      (78)
                                                              ===========  ===========  ===========
Other revenues
Reinsurance assumed..........................................  $       --   $       37   $       (1)
Reinsurance ceded............................................         541          563          575
                                                              -----------  -----------  -----------
  Net other revenues.........................................  $      541   $      600   $      574
                                                              ===========  ===========  ===========
Policyholder benefits and claims
Reinsurance assumed..........................................  $       11   $       69   $      697
Reinsurance ceded............................................        (120)        (122)        (110)
                                                              -----------  -----------  -----------
  Net policyholder benefits and claims.......................  $     (109)  $      (53)  $      587
                                                              ===========  ===========  ===========
Interest credited to policyholder account balances
Reinsurance assumed..........................................  $       38   $       47   $       34
Reinsurance ceded............................................         (13)         (13)         (81)
                                                              -----------  -----------  -----------
  Net interest credited to policyholder account balances.....  $       25   $       34   $      (47)
                                                              ===========  ===========  ===========
Other expenses
Reinsurance assumed..........................................  $       10   $       40   $      490
Reinsurance ceded............................................         543          600          570
                                                              -----------  -----------  -----------
  Net other expenses.........................................  $      553   $      640   $    1,060
                                                              ===========  ===========  ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                                     December 31,
                                                                  --------------------------------------------------
                                                                            2018                      2017
                                                                  ------------------------  ------------------------
                                                                    Assumed       Ceded     Assumed (1)     Ceded
                                                                  ----------- ------------  ----------- ------------
                                                                                     (In millions)
Assets
Premiums, reinsurance and other receivables......................  $       --  $    12,676   $       47  $    12,762
Deferred policy acquisition costs and value of business acquired.          --         (175)          --         (180)
                                                                  ----------- ------------  ----------- ------------
  Total assets...................................................  $       --  $    12,501   $       47  $    12,582
                                                                  =========== ============  =========== ============
Liabilities
Future policy benefits...........................................  $       61  $        (1)  $      380  $        (4)
Policyholder account balances....................................         141           --          166           --
Other policy-related balances....................................           6           12          104           15
Other liabilities................................................         841       12,366        1,858       12,970
                                                                  ----------- ------------  ----------- ------------
  Total liabilities..............................................  $    1,049  $    12,377   $    2,508  $    12,981
                                                                  =========== ============  =========== ============

--------

(1)Includes $1.4 billion of total liabilities related to assumed risks from Brighthouse, which effective July 1, 2018 was no longer considered a related party.

  The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and were $4 million and $16 million at December 31, 2018 and 2017, respectively. Net derivative gains (losses) associated with these embedded derivatives were $12 million, ($6) million and ($2) million for the years ended December 31, 2018, 2017 and 2016, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are included within net derivative gains (losses). There were no embedded derivatives associated with the cessions included within premiums, reinsurance and other receivables at December 31, 2018 and 2017. Net derivative gains (losses) associated with the embedded derivatives were $0, ($110) million and $33 million for the years ended December 31, 2018, 2017 and 2016, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was $461 million and $882 million at December 31, 2018 and 2017, respectively. Net derivative gains (losses) associated with the embedded derivative were $421 million, ($115) million and ($73) million for the years ended December 31, 2018, 2017 and 2016, respectively.

  The Company assumed risks from affiliates related to guaranteed minimum benefit guarantees written directly by the affiliates. These assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with these agreements are included within policyholder account balances and were $0 and $3 million at December 31, 2018 and 2017, respectively. Net derivative gains (losses) associated with the embedded derivatives were $1 million, $263 million and ($32) million for the years ended December 31, 2018, 2017 and 2016, respectively.

  In January 2017, Brighthouse NY and NELICO recaptured risks related to certain variable annuities, including guaranteed minimum benefits, reinsured by the Company. These recaptures resulted in a decrease in cash and cash equivalents of $34 million, a decrease in premiums, reinsurance and other receivables of $77 million, a decrease in future policy benefits of $79 million, a decrease in policyholder account balances of $387 million and an increase in other liabilities of $76 million. The Company recognized a gain of $178 million, net of income tax, for the year ended December 31, 2017, as a result of these transactions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  In January 2017, the Company recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities reinsured by Brighthouse Insurance. This recapture resulted in an increase in investments and cash and cash equivalents of $428 million and a decrease in premiums, reinsurance and other receivables of $565 million. The Company recognized a loss of $89 million, net of income tax, for the year ended December 31, 2017, as a result of this transaction.

  In April 2016, Brighthouse Insurance recaptured risks related to certain single premium deferred annuity contracts from the Company. As a result of this recapture, the significant effects to the Company were a decrease in investments and cash and cash equivalents of $4.3 billion and a decrease in DAC of $87 million, offset by a decrease in other liabilities of $4.0 billion. The Company recognized a loss of $95 million, net of income tax, for the year ended December 31, 2016, as a result of this recapture.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $451 million and $13 million of unsecured affiliated reinsurance recoverable balances at December 31, 2018 and 2017, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.4 billion and $11.5 billion at December 31, 2018 and 2017, respectively. The deposit liabilities on affiliated reinsurance were $837 million and $1.8 billion at December 31, 2018 and 2017, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                                        December 31,
                                                                                               ------------------------------
                                                                                                    2018            2017
                                                                                               --------------  --------------
                                                                                                        (In millions)
Closed Block Liabilities
Future policy benefits........................................................................  $      40,032   $      40,463
Other policy-related balances.................................................................            317             222
Policyholder dividends payable................................................................            431             437
Policyholder dividend obligation..............................................................            428           2,121
Deferred income tax liability.................................................................             28              --
Other liabilities.............................................................................            328             212
                                                                                               --------------  --------------
  Total closed block liabilities..............................................................         41,564          43,455
                                                                                               --------------  --------------
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value.........................         25,354          27,904
Equity securities, at estimated fair value....................................................             61              70
Contractholder-directed equity securities and fair value option securities, at estimated fair
 value........................................................................................             43              --
Mortgage loans................................................................................          6,778           5,878
Policy loans..................................................................................          4,527           4,548
Real estate and real estate joint ventures....................................................            544             613
Other invested assets.........................................................................            643             731
                                                                                               --------------  --------------
  Total investments...........................................................................         37,950          39,744
Accrued investment income.....................................................................            443             477
Premiums, reinsurance and other receivables; cash and cash equivalents........................             83              14
Current income tax recoverable................................................................             69              35
Deferred income tax asset.....................................................................             --              36
                                                                                               --------------  --------------
  Total assets designated to the closed block.................................................         38,545          40,306
                                                                                               --------------  --------------
  Excess of closed block liabilities over assets designated to the closed block...............          3,019           3,149
                                                                                               --------------  --------------
Amounts included in AOCI:
Unrealized investment gains (losses), net of income tax.......................................          1,089           1,863
Unrealized gains (losses) on derivatives, net of income tax...................................             86              (7)
Allocated to policyholder dividend obligation, net of income tax..............................           (338)         (1,379)
                                                                                               --------------  --------------
  Total amounts included in AOCI..............................................................            837             477
                                                                                               --------------  --------------
  Maximum future earnings to be recognized from closed block assets and liabilities...........  $       3,856   $       3,626
                                                                                               ==============  ==============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


   See Note 1 for discussion of new accounting guidance related to U.S. Tax Reform.

   Information regarding the closed block policyholder dividend obligation was as follows:

                                                     Years Ended December 31,
                                              ---------------------------------------
                                                  2018         2017          2016
                                              -----------  ------------- ------------
                                                           (In millions)
Balance at January 1,........................  $    2,121   $      1,931  $     1,783
Change in unrealized investment and
 derivative gains (losses)...................      (1,693)           190          148
                                              -----------  ------------- ------------
Balance at December 31,......................  $      428   $      2,121  $     1,931
                                              ===========  ============= ============

   Information regarding the closed block revenues and expenses was as follows:

                                                      Years Ended December 31,
                                              ----------------------------------------
                                                  2018          2017          2016
                                              ------------  ------------  ------------
                                                            (In millions)
Revenues
Premiums..................................... $      1,672  $      1,736  $      1,804
Net investment income........................        1,758         1,818         1,902
Net investment gains (losses)................          (71)            1           (10)
Net derivative gains (losses)................           22           (32)           25
                                              ------------  ------------  ------------
 Total revenues..............................        3,381         3,523         3,721
                                              ------------  ------------  ------------
Expenses
Policyholder benefits and claims.............        2,475         2,453         2,563
Policyholder dividends.......................          968           976           953
Other expenses...............................          117           125           133
                                              ------------  ------------  ------------
 Total expenses..............................        3,560         3,554         3,649
                                              ------------  ------------  ------------
 Revenues, net of expenses before provision
   for income tax expense (benefit)..........         (179)          (31)           72
Provision for income tax expense (benefit)...          (39)           12            24
                                              ------------  ------------  ------------
 Revenues, net of expenses and provision for
   income tax expense (benefit).............. $       (140) $        (43) $         48
                                              ============  ============  ============

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

    The following table presents the fixed maturity securities AFS by sector. Municipals includes taxable and tax-exempt revenue bonds, and to a much lesser extent, general obligations of states, municipalities and political subdivisions. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities AFS. Included within fixed maturity securities AFS are structured securities including RMBS, ABS and commercial mortgage-backed securities ("CMBS") (collectively, "Structured Securities").

                                     December 31, 2018                                 December 31, 2017
                      ------------------------------------------------ -------------------------------------------------
                                      Gross Unrealized                                 Gross Unrealized
                                ---------------------------  Estimated           ----------------------------  Estimated
                      Amortized         Temporary    OTTI      Fair    Amortized          Temporary    OTTI      Fair
                        Cost     Gains   Losses   Losses (1)   Value     Cost     Gains    Losses   Losses (1)   Value
                      --------- ------- --------- ---------- --------- --------- -------- --------- ---------- ---------
                                                                (In millions)
U.S. corporate....... $  53,927 $ 2,440 $   1,565  $    --   $  54,802 $  53,291 $  5,037 $     238  $    --   $  58,090
U.S. government and
 agency..............    28,139   2,388       366       --      30,161    35,021    3,755       231       --      38,545
Foreign corporate....    26,592     674     1,303       --      25,963    24,367    1,655       426       --      25,596
RMBS.................    22,186     831       305      (25)     22,737    21,735    1,039       181      (41)     22,634
ABS..................     8,599      40       112       --       8,527     7,808       73        15       --       7,866
Municipals...........     6,070     907        30       --       6,947     6,310    1,245         3        1       7,551
CMBS.................     5,471      48        75       --       5,444     5,390      124        26       --       5,488
Foreign government...     4,191     408       107       --       4,492     3,887      641        26       --       4,502
                      --------- ------- ---------  -------   --------- --------- -------- ---------  -------   ---------
 Total fixed
   maturity
   securities AFS.... $ 155,175 $ 7,736 $   3,863  $   (25)  $ 159,073 $ 157,809 $ 13,569 $   1,146  $   (40)  $ 170,272
                      ========= ======= =========  =======   ========= ========= ======== =========  =======   =========

-------------

(1) Noncredit OTTI losses included in AOCI in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

    The Company held non-income producing fixed maturity securities AFS with an estimated fair value of $14 million and $4 million with unrealized gains (losses) of ($1) million and ($3) million at December 31, 2018 and 2017, respectively.

  Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

    Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Maturities of Fixed Maturity Securities AFS

    The amortized cost and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2018:

                                                 Due After Five
                                   Due After One     Years                                  Total Fixed
                       Due in One  Year Through   Through Ten   Due After Ten  Structured     Maturity
                      Year or Less  Five Years       Years          Years      Securities  Securities AFS
                      ------------ ------------- -------------- ------------- ------------ --------------
                                                         (In millions)
Amortized cost....... $     7,499  $     27,652   $     28,623  $     55,145  $     36,256 $     155,175
Estimated fair value. $     7,436  $     27,705   $     28,543  $     58,681  $     36,708 $     159,073

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at:

                                  December 31, 2018                           December 31, 2017
                     ------------------------------------------- -------------------------------------------
                                            Equal to or Greater                         Equal to or Greater
                      Less than 12 Months     than 12 Months      Less than 12 Months     than 12 Months
                     --------------------- --------------------- --------------------- ---------------------
                     Estimated    Gross    Estimated    Gross    Estimated    Gross    Estimated    Gross
                       Fair     Unrealized   Fair     Unrealized   Fair     Unrealized   Fair     Unrealized
                       Value      Losses     Value      Losses     Value      Losses     Value      Losses
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                      (Dollars in millions)
U.S. corporate...... $   23,398 $   1,176  $    3,043 $     389  $    3,727  $    57   $    2,523  $   181
U.S. government and
 agency.............      4,322        29       7,948       337      13,905       76        3,018      155
Foreign corporate...     12,911       893       2,138       410       1,677       43        3,912      383
RMBS................      5,611       107       4,482       173       3,673       30        3,332      110
ABS.................      5,958       105         223         7         732        3          358       12
Municipals..........        675        22          94         8         106        1          120        3
CMBS................      2,455        45         344        30         844        6          193       20
Foreign government..      1,364        83         191        24         247        6          265       20
                     ---------- ---------  ---------- ---------  ----------  -------   ----------  -------
 Total fixed
   maturity
   securities AFS... $   56,694 $   2,460  $   18,463 $   1,378  $   24,911  $   222   $   13,721  $   884
                     ========== =========  ========== =========  ==========  =======   ==========  =======
Total number of
 securities in an
 unrealized loss
 position...........      5,263                 1,125                 1,295                 1,103
                     ==========            ==========            ==========            ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Evaluation of Fixed Maturity Securities AFS for OTTI and Evaluating Temporarily Impaired Fixed Maturity Securities AFS

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to Structured Securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     The methodology and significant inputs used to determine the amount of credit loss are as follows:

  . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

  . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

  . Additional considerations are made when assessing the unique features that apply to certain Structured Securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

  . When determining the amount of the credit loss for the following types of securities: U.S. and foreign corporate, foreign government and municipals, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

     With respect to securities that have attributes of debt and equity ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


     The amortized cost of securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

     In periods subsequent to the recognition of OTTI on a security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

     Based on the Company's current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2018. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, and foreign currency exchange rates. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

     Gross unrealized losses on fixed maturity securities AFS increased
   $2.7 billion during the year ended December 31, 2018 to $3.8 billion. The increase in gross unrealized losses for the year ended December 31, 2018, was primarily attributable to increases in interest rates, widening credit spreads and, to a lesser extent, the impact of weakening of certain foreign currencies on non-functional currency denominated fixed maturity securities AFS.

     At December 31, 2018, $132 million of the total $3.8 billion of gross unrealized losses were from 22 fixed maturity securities AFS with an unrealized loss position of 20% or more of amortized cost for six months or greater.

   Investment Grade Fixed Maturity Securities AFS

     Of the $132 million of gross unrealized losses on fixed maturity securities AFS with an unrealized loss of 20% or more of amortized cost for six months or greater, $82 million, or 62%, were related to gross unrealized losses on 10 investment grade fixed maturity securities AFS. Unrealized losses on investment grade fixed maturity securities AFS are principally related to widening credit spreads since purchase and, with respect to fixed-rate fixed maturity securities AFS, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities AFS

     Of the $132 million of gross unrealized losses on fixed maturity securities AFS with an unrealized loss of 20% or more of amortized cost for six months or greater, $50 million, or 38%, were related to gross unrealized losses on 12 below investment grade fixed maturity securities AFS. Unrealized losses on below investment grade fixed maturity securities AFS are principally related to U.S. and foreign corporate securities (primarily industrial and utility securities) and CMBS and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty. Management evaluates U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers and evaluates CMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Equity Securities

    Equity securities are summarized as follows at:

                                                    December 31, 2018     December 31, 2017
                                                   -------------------- ---------------------
                                                   Estimated            Estimated
                                                     Fair      % of       Fair       % of
                                                     Value     Total      Value      Total
                                                   --------- ---------- ---------- ----------
                                                             (Dollars in millions)
Common stock...................................... $    442       57.2% $    1,251      75.5%
Non-redeemable preferred stock....................      331        42.8        407       24.5
                                                   --------  ---------- ---------- ----------
 Total equity securities.......................... $    773      100.0% $    1,658     100.0%
                                                   ========  ========== ========== ==========

  In connection with the adoption of new guidance related to the recognition and measurement of financial instruments (see Note 1), effective January 1, 2018, the Company has reclassified its investment in common stock in FHLB from equity securities to other invested assets. These investments are carried at redemption value and are considered restricted investments until redeemed by the respective FHLBanks. The carrying value of these investments at December 31, 2017 was $733 million.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                                 December 31,
                                                 ---------------------------------------------
                                                          2018                   2017
                                                 ---------------------- ----------------------
                                                  Carrying     % of      Carrying     % of
                                                   Value       Total      Value       Total
                                                 ----------- ---------- ----------- ----------
                                                             (Dollars in millions)
Mortgage loans:
Commercial...................................... $    38,123      59.9% $    35,440      60.6%
Agricultural....................................      14,164       22.2      12,712       21.8
Residential.....................................      11,392       17.9      10,058       17.2
                                                 ----------- ---------- ----------- ----------
 Total recorded investment......................      63,679      100.0      58,210       99.6
Valuation allowances............................       (291)      (0.5)       (271)      (0.5)
                                                 ----------- ---------- ----------- ----------
 Subtotal mortgage loans, net...................      63,388       99.5      57,939       99.1
Residential -- FVO..............................         299        0.5         520        0.9
                                                 ----------- ---------- ----------- ----------
 Total mortgage loans, net...................... $    63,687     100.0% $    58,459     100.0%
                                                 =========== ========== =========== ==========

    Information on commercial, agricultural and residential mortgage loans is presented in the tables below. Information on residential mortgage loans -- FVO is presented in Note 10. The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis.

    The amount of net discounts, included within total recorded investment, is primarily attributable to residential mortgage loans, and at December 31, 2018 and 2017 was $907 million and $1.0 billion, respectively.

    The carrying value of foreclosed mortgage loans included in real estate and real estate joint ventures was $42 million and $44 million at December 31, 2018 and 2017, respectively.

    Purchases of mortgage loans, primarily residential, were $3.4 billion, $3.1 billion and $2.9 billion for the years ended December 31, 2018, 2017 and 2016, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


    The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates during the years ended December 31, 2018, 2017 and 2016 was $1.5 billion, $2.5 billion and $3.6 billion, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $1.5 billion, $1.8 billion and $2.1 billion during the years ended December 31, 2018, 2017 and 2016, respectively.

    The Company purchases unaffiliated mortgage loan participation interests under a master participation agreement from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of unaffiliated mortgage loan participation interests purchased by the Company from such affiliate during the year ended December 31, 2018 was $3.7 billion. The Company did not purchase any unaffiliated mortgage loan participation interests during the years ended December 31, 2017 and 2016. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of $119 million during the year ended December 31, 2018.

  Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

    Mortgage loans by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                                                                                Evaluated Collectively for       Impaired
                           Evaluated Individually for Credit Losses                  Credit Losses                Loans
                   --------------------------------------------------------     -------------------------- --------------------
                        Impaired Loans with a          Impaired Loans without a
                         Valuation Allowance             Valuation Allowance
                   --------------------------------    -----------------------
                    Unpaid                               Unpaid                                                       Average
                   Principal      Recorded  Valuation   Principal    Recorded     Recorded     Valuation   Carrying   Recorded
                    Balance      Investment Allowances   Balance    Investment   Investment    Allowances   Value    Investment
                   ----------    ---------- ---------- -----------  -----------  ------------  ----------  --------- ----------
                                                               (In millions)
December 31, 2018
Commercial........  $      --     $      --  $     --   $       --   $       --  $    38,123    $    190    $     --  $     --
Agricultural......         31            31         3          169          169       13,964          41         197       123
Residential.......         --            --        --          431          386       11,006          57         386       358
                   ----------    ---------- ---------  -----------  -----------  ------------  ---------   --------- ---------
  Total...........  $      31     $      31  $      3   $      600   $      555  $    63,093    $    288    $    583  $    481
                   ==========    ========== =========  ===========  ===========  ============  =========   ========= =========
December 31, 2017
Commercial........  $      --     $      --  $     --   $       --   $       --  $    35,440    $    173    $     --  $      5
Agricultural......         22            21         2           27           27       12,664          38          46        32
Residential.......         --            --        --          358          324        9,734          58         324       285
                   ----------    ---------- ---------  -----------  -----------  ------------  ---------   --------- ---------
  Total...........  $      22     $      21  $      2   $      385   $      351  $    57,838    $    269    $    370  $    322
                   ==========    ========== =========  ===========  ===========  ============  =========   ========= =========

    The average recorded investment for impaired commercial, agricultural and residential mortgage loans was $30 million, $49 million and $188 million, respectively, for the year ended December 31, 2016.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Valuation Allowance Rollforward by Portfolio Segment

    The changes in the valuation allowance, by portfolio segment, were as follows:

                                  Commercial   Agricultural   Residential      Total
                                -------------- ------------- ------------- --------------
                                                      (In millions)
Balance at January 1, 2016.....  $         165  $         37  $         55  $         257
Provision (release)............              6             1            23             30
Charge-offs, net of recoveries.             --            --          (16)           (16)
Dispositions (1)...............            (4)            --            --            (4)
                                -------------- ------------- ------------- --------------
Balance at December 31, 2016...            167            38            62            267
Provision (release)............              6             4             8             18
Charge-offs, net of recoveries.             --           (2)          (12)           (14)
                                -------------- ------------- ------------- --------------
Balance at December 31, 2017...            173            40            58            271
Provision (release)............             17             4             7             28
Charge-offs, net of recoveries.             --            --           (8)            (8)
                                -------------- ------------- ------------- --------------
Balance at December 31, 2018...  $         190  $         44  $         57  $         291
                                ============== ============= ============= ==============

-------------

(1) See Note 3.

   Valuation Allowance Methodology

     Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience with loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

     The Company typically uses several years of historical experience in establishing non-specific valuation allowances which capture multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


     All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

     For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

     For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

   Residential Mortgage Loan Portfolio Segment

     The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

     For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Credit Quality of Commercial Mortgage Loans

    The credit quality of commercial mortgage loans was as follows at:

                                         Recorded Investment
                       -------------------------------------------------------
                          Debt Service Coverage Ratios                          Estimated
                       ----------------------------------              % of       Fair       % of
                         > 1.20x   1.00x - 1.20x < 1.00x     Total     Total      Value      Total
                       ----------- ------------- -------- ----------- -------- ----------- ---------
                                                   (Dollars in millions)
December 31, 2018
Loan-to-value ratios:
Less than 65%.........  $   31,282   $     723    $    85  $   32,090    84.2%  $   32,440     84.3%
65% to 75%............       4,759          --         21       4,780     12.5       4,829      12.6
76% to 80%............         340         210         56         606      1.6         585       1.5
Greater than 80%......         480         167         --         647      1.7         613       1.6
                       -----------  ----------   -------- ----------- -------- ----------- ---------
  Total...............  $   36,861   $   1,100    $   162  $   38,123   100.0%  $   38,467    100.0%
                       ===========  ==========   ======== =========== ======== =========== =========
December 31, 2017
Loan-to-value ratios:
Less than 65%.........  $   29,346   $   1,359    $   198  $   30,903    87.2%  $   31,563     87.5%
65% to 75%............       3,245          95        114       3,454      9.7       3,465       9.6
76% to 80%............         149         171         57         377      1.1         363       1.0
Greater than 80%......         400         159        147         706      2.0         665       1.9
                       -----------  ----------   -------- ----------- -------- ----------- ---------
  Total...............  $   33,140   $   1,784    $   516  $   35,440   100.0%  $   36,056    100.0%
                       ===========  ==========   ======== =========== ======== =========== =========

  Credit Quality of Agricultural Mortgage Loans

     The credit quality of agricultural mortgage loans was as follows at:

                                             December 31,
                          --------------------------------------------------
                                    2018                      2017
                          ------------------------  ------------------------
                             Recorded      % of        Recorded      % of
                            Investment     Total      Investment     Total
                          -------------- ---------  -------------- ---------
                                         (Dollars in millions)
   Loan-to-value ratios:
   Less than 65%.........  $      13,075      92.3%  $      12,082      95.0%
   65% to 75%............          1,034       7.3             581       4.6
   76% to 80%............             32       0.2              40       0.3
   Greater than 80%......             23       0.2               9       0.1
                          -------------- ---------  -------------- ---------
       Total.............  $      14,164     100.0%  $      12,712     100.0%
                          ============== =========  ============== =========

     The estimated fair value of agricultural mortgage loans was $14.1 billion and $12.8 billion at December 31, 2018 and 2017, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Credit Quality of Residential Mortgage Loans

    The credit quality of residential mortgage loans was as follows at:

                                              December 31,
                            -------------------------------------------------
                                      2018                     2017
                            ------------------------ ------------------------
                              Recorded      % of       Recorded      % of
                              Investment     Total     Investment     Total
                            ------------- ---------- ------------- ----------
                                          (Dollars in millions)
   Performance indicators:
   Performing..............  $     10,990      96.5%  $      9,614      95.6%
   Nonperforming (1).......           402        3.5           444        4.4
                            ------------- ---------- ------------- ----------
     Total.................  $     11,392     100.0%  $     10,058     100.0%
                            ============= ========== ============= ==========

-------------

(1)Includes residential mortgage loans in process of foreclosure of $140 million and $132 million at December 31, 2018 and 2017, respectively.

    The estimated fair value of residential mortgage loans was $11.8 billion and $10.6 billion at December 31, 2018 and 2017, respectively.

  Past Due and Nonaccrual Mortgage Loans

     The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2018 and 2017. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and nonaccrual mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                                                  Greater than 90 Days Past Due and Still
                           Past Due                        Accruing Interest                          Nonaccrual
              ----------------------------------- --------------------------------------- -----------------------------------
              December 31, 2018 December 31, 2017 December 31, 2018   December 31, 2017   December 31, 2018 December 31, 2017
              ----------------- ----------------- -----------------   -----------------   ----------------- -----------------
                                                             (In millions)
Commercial...              $ --              $ --              $ --                $ --                $167              $ --
Agricultural.               204               134               109                 125                 105                36
Residential..               402               444                --                  --                 402               444
              ----------------- ----------------- -----------------   -----------------   ----------------- -----------------
  Total......              $606              $578              $109                $125                $674              $480
              ================= ================= =================   =================   ================= =================

  Mortgage Loans Modified in a Troubled Debt Restructuring

    The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring.

    For the year ended December 31, 2018, the Company had 440 residential mortgage loans modified in a troubled debt restructuring with carrying value of $96 million and $92 million pre-modification and post-modification, respectively. For the year ended December 31, 2017, the Company had 500 residential mortgage loans modified in a troubled debt restructuring with carrying value of $120 million and $108 million pre-modification and post-modification, respectively. For the years ended December 31, 2018 and 2017, the Company did not have a significant amount of agricultural mortgage loans and no commercial mortgage loans modified in a troubled debt restructuring.

    For both the years ended December 31, 2018 and 2017, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring with subsequent payment default.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Other Invested Assets

   Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit and renewable energy partnerships, affiliated investments, annuities funding structured settlement claims, leveraged and direct financing leases and FHLB common stock. See "-- Related Party Investment Transactions" for information regarding affiliated investments and annuities funding structured settlement claims.

  Tax Credit Partnerships

   The carrying value of tax credit partnerships was $1.7 billion and $1.8 billion at December 31, 2018 and 2017, respectively. Losses from tax credit partnerships included within net investment income were $257 million, $259 million, and $166 million for the years ended December 31, 2018, 2017 and 2016, respectively.

  Leveraged and Direct Financing Leases

    Investment in leveraged and direct financing leases consisted of the following at:

                                               December 31,
                             ------------------------------------------------
                                      2018                     2017
                             ----------------------  ------------------------
                                           Direct                    Direct
                              Leveraged   Financing    Leveraged    Financing
                               Leases      Leases       Leases       Leases
                             ----------  ----------  ------------  ----------
                                               (In millions)
  Rental receivables, net... $      715  $      256  $        911  $      278
  Estimated residual values.        618          42           649          42
                             ----------  ----------  ------------  ----------
    Subtotal................      1,333         298         1,560         320
  Unearned income...........       (401)       (100)         (448)       (113)
                             ----------  ----------  ------------  ----------
    Investment in leases.... $      932  $      198  $      1,112  $      207
                             ==========  ==========  ============  ==========

    Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 15 years but in certain circumstances can be over 25 years, while the payment periods for direct financing leases generally range from one to 25 years but in certain circumstances can be over 25 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At both December 31, 2018 and 2017, all leveraged lease receivables and direct financing rental receivables were performing.

    The Company's deferred income tax liability related to leveraged leases was $465 million and $875 million at December 31, 2018 and 2017, respectively.

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $5.0 billion and $3.1 billion at December 31, 2018 and 2017, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity securities AFS, equity securities and derivatives and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                Years Ended December 31,
                                         --------------------------------------
                                             2018         2017          2016
                                         -----------  ------------  -----------
                                                      (In millions)
Fixed maturity securities AFS...........  $    3,890   $    12,349   $    7,912
Fixed maturity securities AFS with
 noncredit OTTI losses included in AOCI.          25            40           10
                                         -----------  ------------  -----------
 Total fixed maturity securities AFS....       3,915        12,389        7,922
Equity securities.......................          --           119           72
Derivatives.............................       1,742         1,396        2,244
Other...................................         231             1           16
                                         -----------  ------------  -----------
 Subtotal...............................       5,888        13,905       10,254
                                         -----------  ------------  -----------
Amounts allocated from:
Future policy benefits..................          (5)          (19)          (9)
DAC and VOBA related to noncredit OTTI
 losses recognized in AOCI..............          --            --          (1)
DAC, VOBA and DSI.......................        (571)         (790)        (569)
Policyholder dividend obligation........        (428)       (2,121)      (1,931)
                                         -----------  ------------  -----------
 Subtotal...............................      (1,004)      (2,930)       (2,510)
Deferred income tax benefit (expense)
 related to noncredit OTTI losses
 recognized in AOCI.....................          (5)          (14)          (3)
Deferred income tax benefit (expense)...        (982)       (3,704)      (2,690)
                                         -----------  ------------  -----------
Net unrealized investment gains (losses)  $    3,897   $     7,257   $    5,051
                                         ===========  ============  ===========

  The changes in net unrealized investment gains (losses) were as follows:

                                                Years Ended December 31,
                                         -------------------------------------
                                             2018         2017         2016
                                         -----------  -----------  -----------
                                                     (In millions)
Balance at January 1,...................  $    7,257   $    5,051   $    4,773
Cumulative effects of changes in
 accounting principles, net of income
 tax (Note 1)...........................       1,310           --           --
Fixed maturity securities AFS on which
 noncredit OTTI losses have been
 recognized.............................         (15)          30           49
Unrealized investment gains (losses)
 during the year........................      (7,883)       3,621          541
Unrealized investment gains (losses)
 relating to:...........................
Future policy benefits..................          14          (10)          (2)
DAC and VOBA related to noncredit OTTI
 losses recognized in AOCI..............          --            1           (1)
DAC, VOBA and DSI.......................         219         (221)           3
Policyholder dividend obligation........       1,693         (190)        (148)
Deferred income tax benefit (expense)
 related to noncredit OTTI losses
 recognized in AOCI.....................           9          (11)         (17)
Deferred income tax benefit (expense)...       1,293       (1,014)        (148)
                                         -----------  -----------  -----------
 Net unrealized investment gains
   (losses).............................       3,897        7,257        5,050
Net unrealized investment gains
 (losses) attributable to
 noncontrolling interests...............          --           --            1
                                         -----------  -----------  -----------
Balance at December 31,.................  $    3,897   $    7,257   $    5,051
                                         ===========  ===========  ===========
Change in net unrealized investment
 gains (losses).........................  $   (3,360)  $    2,206   $      277
Change in net unrealized investment
 gains (losses) attributable to
 noncontrolling interests...............          --           --            1
                                         -----------  -----------  -----------
Change in net unrealized investment
 gains (losses) attributable to
 Metropolitan Life Insurance Company....  $   (3,360)  $    2,206   $      278
                                         ===========  ===========  ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2018 and 2017.

Securities Lending and Repurchase Agreements

  Securities, Collateral and Reinvestment Portfolio

  A summary of the securities lending and repurchase agreements transactions is as follows:

                                                          December 31,
             -------------------------------------------------------------------------------------------------------------
                                    2018                                                   2017
             ------------------------------------------------------ ------------------------------------------------------
                 Securities on Loan (1)                                 Securities on Loan (1)
             --------------------------                             --------------------------
                                             Cash                                                   Cash
                                          Collateral   Reinvestment                              Collateral   Reinvestment
                                        Received from  Portfolio at                            Received from  Portfolio at
              Amortized    Estimated    Counterparties  Estimated    Amortized    Estimated    Counterparties  Estimated
                Cost       Fair Value      (2) (3)      Fair Value     Cost       Fair Value      (2) (3)      Fair Value
              -----------  -----------  -------------- ------------  -----------  -----------  -------------- ------------
                                                          (In millions)
Securities
 lending.... $    12,521   $    13,138   $    13,351   $    13,376  $    13,887   $    14,852   $    15,170   $    15,188
Repurchase
 agreements. $       974   $     1,020   $     1,000   $     1,001  $       900   $     1,031   $     1,000   $     1,000

---------------

(1)Securities on loan in connection with securities lending are included within fixed maturities securities AFS and securities on loan in connection with repurchase agreements are included within fixed maturities securities AFS, cash equivalents and short-term investments.

(2)In connection with securities lending, in addition to cash collateral received, the Company received from counterparties security collateral of $64 million and $11 million at December 31, 2018 and 2017, respectively, which may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

(3)The securities lending liability for cash collateral is included within payables for collateral under securities loaned and other transactions; and the repurchase agreements liability for cash collateral is included within payables for collateral under securities loaned and other transactions and other liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Contractual Maturities

  A summary of the remaining contractual maturities of securities lending agreements and repurchase agreements is as follows:

                                                                               December 31,
                                                    -------------------------------------------------------------------
                                                                  2018                              2017
                                                    --------------------------------- ---------------------------------
                                                       Remaining Maturities of the       Remaining Maturities of the
                                                               Agreements                        Agreements
                                                    --------------------------------- ---------------------------------
                                                                      Over                              Over
                                                             1 Month 1 to 6                    1 Month 1 to 6
                                                    Open (1) or Less Months   Total   Open (1) or Less Months   Total
                                                    -------- ------- ------- -------- -------- ------- ------- --------
                                                                               (In millions)
Cash collateral liability by loaned security type:
  Securities lending:
    U.S. government and agency..................... $ 1,970  $ 7,426 $ 3,955 $ 13,351 $ 2,927  $ 5,279 $ 6,964 $ 15,170
  Repurchase agreements:
    U.S. government and agency..................... $    --  $ 1,000 $    -- $  1,000 $    --  $ 1,000 $    -- $  1,000

-------------

(1) The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral. The estimated fair value of the securities on loan related to this cash collateral at December 31, 2018 was $1.9 billion, all of which were U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

  The securities lending and repurchase agreements reinvestment portfolios acquired with the cash collateral consisted principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                   December 31,
                                                              -----------------------
                                                                 2018        2017
                                                              ----------- -----------
                                                                   (In millions)
Invested assets on deposit (regulatory deposits)............. $        47 $        49
Invested assets pledged as collateral (1)....................      20,207      20,775
                                                              ----------- -----------
  Total invested assets on deposit and pledged as collateral. $    20,254 $    20,824
                                                              =========== ===========

-------------

(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), derivative transactions (see Note 9) and secured debt (See Note 11).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  See "-- Securities Lending and Repurchase Agreements" for information regarding securities supporting securities lending and repurchase agreement transactions and Note 7 for information regarding investments designated to the closed block. In addition, the restricted investment in FHLB common stock was $724 million and $733 million, at redemption value, at December 31, 2018 and 2017, respectively (see Note 1).

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If, subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI investments had an outstanding principal balance of $3.9 billion and $4.6 billion at December 31, 2018 and 2017, respectively, which represents the contractually required principal and accrued interest payments whether or not currently due and a carrying value (estimated fair value of the investments plus accrued interest) of $3.2 billion and $3.8 billion at December 31, 2018 and 2017, respectively. Accretion of accretable yield on PCI investments recognized in earnings in net investment income was $266 million and $273 million for the years ended December 31, 2018 and 2017, respectively. Purchases of PCI investments were insignificant in both of the years ended December 31, 2018 and 2017.

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $11.5 billion at December 31, 2018. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.1 billion at December 31, 2018. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for two of the three most recent annual periods: 2017 and 2016. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2018, 2017 and 2016. Aggregate total assets of these entities totaled $466.8 billion and $450.0 billion at December 31, 2018 and 2017, respectively. Aggregate total liabilities of these entities totaled
$56.3 billion and $59.5 billion at December 31, 2018 and 2017, respectively. Aggregate net income (loss) of these entities totaled $42.7 billion, $35.0 billion and $27.6 billion for the years ended December 31, 2018, 2017 and 2016, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

                                                                December 31,
                                                ---------------------------------------------
                                                         2018                   2017
                                                ---------------------- ----------------------
                                                  Total       Total      Total       Total
                                                  Assets   Liabilities   Assets   Liabilities
                                                ---------- ----------- ---------- -----------
                                                                (In millions)
Real estate joint ventures (1)................. $    1,394 $       --  $    1,077 $       --
Renewable energy partnership (2)...............        102         --         116          3
Investment fund (primarily mortgage loans) (3).        219         --          --         --
Other investments (2)..........................         21          5          32          6
                                                ---------- ----------- ---------- -----------
  Total........................................ $    1,736 $        5  $    1,225 $        9
                                                ========== =========== ========== ===========

-------------

(1) The Company's investment in these affiliated real estate joint ventures was $1.3 billion and $1.0 billion at December 31, 2018 and 2017, respectively. Other affiliates' investments in these affiliated real estate joint ventures were $123 million and $85 million at December 31, 2018 and 2017, respectively.

(2) Assets of the renewable energy partnership and other investments primarily consisted of other invested assets.

(3) The investment by the Company and its affiliate in this affiliated investment fund was $178 million and $41 million, respectively, at December 31, 2018.

  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                          December 31,
                                     -------------------------------------------------------
                                                2018                        2017
                                     --------------------------- ---------------------------
                                                      Maximum                     Maximum
                                        Carrying     Exposure       Carrying     Exposure
                                        Amount       to Loss (1)    Amount       to Loss (1)
                                     ------------- ------------- ------------- -------------
                                                          (In millions)
Fixed maturity securities AFS:
  Structured Securities (2)......... $      35,112 $      35,112 $      34,284 $      34,284
  U.S. and foreign corporate........           669           669         1,166         1,166
Other limited partnership interests.         3,979         6,405         3,561         5,765
Other invested assets...............         1,914         2,066         2,172         2,506
Real estate joint ventures..........            33            37            38            43
                                     ------------- ------------- ------------- -------------
  Total............................. $      41,707 $      44,289 $      41,221 $      43,764
                                     ============= ============= ============= =============

-------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $93 million and $117 million at December 31, 2018 and 2017, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during each of the years ended December 31, 2018, 2017 and 2016.

    During 2018 and 2017, the Company securitized certain residential mortgage loans and acquired an interest in the related RMBS issued. While the Company has a variable interest in the issuer of the securities, it is not the primary beneficiary of the issuer of the securities since it does not have any rights to remove the servicer or veto rights over the servicer's actions. The carrying value and the estimated fair value of mortgage loans were $451 million and $478 million, respectively, for loans sold during 2018, and $319 million and $339 million, respectively, for loans sold during 2017. Gains on securitizations of $27 million and $20 million during the years ended December 31, 2018 and 2017, respectively, were included within net investment gains (losses). The estimated fair value of RMBS acquired in connection with the securitizations was $98 million and $52 million at December 31, 2018 and 2017, respectively, which was included in the carrying amount and maximum exposure to loss for Structured Securities presented above. See Note 10 for information on how the estimated fair value of mortgage loans and RMBS is determined, the valuation approaches and key inputs, their placement in the fair value hierarchy, and for certain RMBS, quantitative information about the significant unobservable inputs and the sensitivity of their estimated fair value to changes in those inputs.

Net Investment Income

   The components of net investment income were as follows:

                                                           Years Ended December 31,
                                                   -----------------------------------------
                                                       2018          2017          2016
                                                   ------------- ------------- -------------
                                                                 (In millions)
Investment income:
Fixed maturity securities AFS.....................   $     7,268   $     7,057   $     7,653
Equity securities.................................            42            97            90
Mortgage loans....................................         2,822         2,647         2,539
Policy loans......................................           297           310           404
Real estate and real estate joint ventures........           472           446           488
Other limited partnership interests...............           519           625           413
Cash, cash equivalents and short-term investments.           121            74            43
FVO Securities (1)................................            22            --             3
Operating joint venture...........................            37            19             9
Other.............................................           261           133           204
                                                   ------------- ------------- -------------
  Subtotal........................................        11,861        11,408        11,846
Less: Investment expenses.........................           942           895           763
                                                   ------------- ------------- -------------
  Net investment income...........................   $    10,919   $    10,513   $    11,083
                                                   ============= ============= =============

-------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

(1) Changes in estimated fair value subsequent to purchase for investments still held as of the end of the respective periods included in net investment income were $22 million for the year ended December 31, 2018. There were no changes in estimated fair value subsequent to purchase for investments still held as of the end of the respective periods for the years ended December 31, 2017 and 2016.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

    The Company invests in real estate joint ventures, other limited partnership interests and tax credit and renewable energy partnerships, and also does business through an operating joint venture, the majority of which are accounted for under the equity method. Net investment income from other limited partnership interests and an operating joint venture, accounted for under the equity method; and real estate joint ventures and tax credit and renewable energy partnerships, primarily accounted for under the equity method, totaled $344 million, $300 million and $239 million for the years ended December 31, 2018, 2017, and 2016, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

    The components of net investment gains (losses) were as follows:

                                                  Years Ended December 31,
                                         -------------------------------------
                                              2018         2017         2016
                                         -----------  -----------  -----------
                                                     (In millions)
Total gains (losses) on fixed maturity
 securities AFS:
Total OTTI losses recognized -- by
 sector and industry:
U.S. and foreign corporate securities
 -- by industry:
Consumer................................  $      (19)  $       (5)  $       --
Industrial..............................          (2)          --          (58)
Finance.................................          (2)          --           --
Utility.................................          --           --          (20)
Communications..........................          --           --           (3)
                                         -----------  -----------  -----------
 Total U.S. and foreign corporate
   securities...........................         (23)          (5)         (81)
RMBS....................................          --           --          (16)
Municipals..............................          --           (1)          --
                                         -----------  -----------  -----------
 OTTI losses on fixed maturity
   securities AFS recognized in earnings         (23)          (6)         (97)
Fixed maturity securities AFS -- net
 gains (losses) on sales and disposals..         107           23          169
                                         -----------  -----------  -----------
 Total gains (losses) on fixed maturity
   securities AFS.......................          84           17           72
                                         -----------  -----------  -----------
Total gains (losses) on equity
 securities:
Total OTTI losses recognized -- by
 security type:
Common stock............................          --          (23)         (75)
Non-redeemable preferred stock..........          --           (1)          --
                                         -----------  -----------  -----------
 OTTI losses on equity securities
   recognized in earnings...............          --          (24)         (75)
Equity securities -- net gains (losses)
 on sales and disposals.................          17            7           19
Change in estimated fair value of
 equity securities (1)..................        (101)          --           --
                                         -----------  -----------  -----------
 Total gains (losses) on equity
   securities...........................         (84)         (17)         (56)
Mortgage loans..........................         (50)         (34)         (20)
Real estate and real estate joint
 ventures...............................         311          607          142
Other limited partnership interests.....           8          (52)         (59)
Other (2)...............................        (162)        (115)         (32)
                                         -----------  -----------  -----------
 Subtotal...............................         107          406           47
                                         -----------  -----------  -----------
Change in estimated fair value of other
 limited partnership interests and real
 estate joint ventures..................          11           --           --
Non-investment portfolio gains (losses).          35          (72)          85
                                         -----------  -----------  -----------
 Total net investment gains (losses)....  $      153   $      334   $      132
                                         ===========  ===========  ===========

--------

(1)Changes in estimated fair value subsequent to purchase for equity securities still held as of the end of the period included in net investment gains (losses) were ($82) million for the year ended December 31, 2018. See Note 1.

(2)Other gains (losses) included a renewable energy partnership realized loss of $83 million and a leveraged lease impairment of $105 million for the year ended December 31, 2018.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


    Gains (losses) from foreign currency transactions included within net investment gains (losses) were $21 million, ($142) million and $89 million for the years ended December 31, 2018, 2017 and 2016, respectively.

  Sales or Disposals and Impairments of Fixed Maturity Securities AFS

    Sales of securities are determined on a specific identification basis. Proceeds from sales or disposals and the components of net investment gains (losses) were as shown in the table below:

                                            Years Ended December 31,
                                     -------------------------------------
                                         2018         2017         2016
                                     -----------  -----------  -----------
                                                 (In millions)
    Proceeds........................  $   53,042   $   34,483   $   58,812
                                     ===========  ===========  ===========
    Gross investment gains..........  $      604   $      278   $      755
    Gross investment losses.........        (497)        (255)        (586)
    OTTI losses.....................         (23)          (6)         (97)
                                     -----------  -----------  -----------
      Net investment gains (losses).  $       84   $       17   $       72
                                     ===========  ===========  ===========

  Credit Loss Rollforward of Fixed Maturity Securities AFS

    The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities AFS still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                                          Years Ended December 31,
                                                                                                      ---------------------------
                                                                                                         2018           2017
                                                                                                       ----------    -----------
                                                                                                           (In millions)
Balance at January 1,................................................................................  $     110     $      157
Additions:
  Initial impairments -- credit loss OTTI on securities not previously impaired......................         --              1
Reductions:
  Sales (maturities, pay downs or prepayments) of securities previously impaired as credit loss OTTI.        (38)           (47)
  Increase in cash flows -- accretion of previous credit loss OTTI...................................         (2)            (1)
                                                                                                       ----------    -----------
Balance at December 31,..............................................................................  $      70     $      110
                                                                                                       ==========    ===========

Related Party Investment Transactions

   Recurring related party investments and related net investment income were as follows at and for the years ended:

                                                                                December 31,    Years Ended December 31,
                                                                              ----------------- ------------------------
                                                                                2018     2017   2018     2017    2016
                                                                              -------- --------  -----    -----   -----
   Investment Type/Balance Sheet Category           Related Party              Carrying Value   Net Investment Income
--------------------------------------    ----------------------------------- ----------------- ------------------------
                                                                                         (In millions)
        Affiliated investments
         (1)............................. MetLife, Inc.                       $  1,798 $  1,843 $  31    $  78   $  91
        Affiliated investments
         (2)............................. American Life Insurance Company          100      100     3        3       3
        Affiliated investments            Metropolitan Property and Casualty
         (3)............................. Insurance Company                        315      315    10        6       5
                                                                              -------- --------  -----    -----   -----
        Other invested assets............                                     $  2,213 $  2,258 $  44    $  87   $  99
                                                                              ======== ========  =====    =====   =====
        Money market pool (4)............ Metropolitan Money Market Pool      $     52 $     70 $   1    $   1   $  --
                                                                              -------- --------  -----    -----   -----
        Short-term investments...........                                     $     52 $     70 $   1    $   1   $  --
                                                                              ======== ========  =====    =====   =====

--------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


(1)Represents an investment in affiliated senior notes. In March 2018, three senior notes previously issued by MetLife, Inc. to the Company were redenominated to Japanese yen. A $500 million senior note was redenominated to a new 53.3 billion Japanese yen senior note to the Company. The
   53.3 billion Japanese yen senior note matures in June 2019 and bears interest at a rate per annum of 1.45%, payable semi-annually. A $250 million senior note was redenominated to a new 26.5 billion Japanese yen senior note to the Company. The 26.5 billion Japanese yen senior note matures in October 2019 and bears interest at a rate per annum of 1.72%, payable semi-annually. Another $250 million senior note was also redenominated to a new
   26.5 billion Japanese yen senior note to the Company. The 26.5 billion Japanese yen senior note matures in September 2020 and bears interest at a rate per annum of 0.82%, payable semi-annually. In the second quarter of 2018, the remaining $825 million of affiliated senior notes previously issued by MetLife, Inc. to the Company were redenominated into two new senior notes totaling 38.5 billion Japanese yen which mature in July 2021 and bear interest at a rate per annum of 2.97%, payable semi-annually, and into two new senior notes totaling 51.0 billion Japanese yen which mature in December 2021 and bear interest at a rate per annum of 3.14%, payable semi-annually.

(2)Represents an investment in an affiliated surplus note. The surplus note, which bears interest at a fixed rate of 3.17%, payable semiannually, is due on June 30, 2020.

(3)Represents an investment in affiliated preferred stock. Dividends are payable quarterly at a variable rate.

(4)The investment has a variable rate of return.

   The Company transfers invested assets, primarily consisting of fixed maturity securities AFS, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                           Years Ended December 31,
                                                                     -----------------------------
                                                                       2018     2017 (1)   2016 (2)
                                                                     -------  ---------- ----------
                                                                             (In millions)
Estimated fair value of invested assets transferred to affiliates... $    --   $    453  $    5,678
Amortized cost of invested assets transferred to affiliates......... $    --   $    416  $    5,338
Net investment gains (losses) recognized on transfers............... $    --   $     37  $      340
Estimated fair value of invested assets transferred from affiliates. $    77   $    306  $    1,583

--------
(1)In January 2017, the Company received transferred investments with an estimated fair value of $292 million, which are included in the table above, in addition to $275 million in cash related to the recapture by the Company of risks from minimum benefit guarantees on certain variable annuities previously reinsured by Brighthouse Insurance. See Note 6 for additional information related to the separation of Brighthouse.

(2)In April 2016, the Company transferred investments and cash and cash equivalents with an amortized cost and estimated fair value of $4.0 billion and $4.3 billion, respectively, for the recapture by Brighthouse Insurance of risks related to certain single premium deferred annuity contracts previously reinsured to Brighthouse Insurance, which are included in the table above. Also, in November 2016, the Company transferred investments and cash and cash equivalents with an amortized cost and estimated fair value of $863 million and $933 million, respectively, for the recapture by Brighthouse NY of risks related to certain single premium deferred annuity contracts previously reinsured to Brighthouse NY, which are included in the table above. See Note 6 for additional information related to the separation of Brighthouse.

    As a structured settlements assignment company, the Company purchased annuities from Brighthouse to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate related party annuity contract values recorded, for which the Company has also recorded unpaid claim obligations of equal amounts, were $1.3 billion at December 31, 2017. The related party net investment income and corresponding policyholder benefits and claims recognized were $36 million, $69 million and $64 million for the years ended December 31, 2018, 2017 and 2016, respectively. See Note 6 for information related to the separation of Brighthouse.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


    The related party funds withheld from Brighthouse had a carrying value of $157 million at December 31, 2017. The related party other revenue and corresponding policyholder benefits and claims recognized were $7 million, $20 million and $11 million for the years ended December 31, 2018, 2017 and 2016, respectively. See Note 6 for information related to the separation of Brighthouse and related party reinsurance transactions.

    In March 2017, the Company purchased from Brighthouse Insurance an interest in an operating joint venture for $286 million, which was settled in cash in April 2017.

    Through March 31, 2018, the Company provided investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $19 million, $73 million and $172 million for the years ended December 31, 2018, 2017 and 2016, respectively. Effective April 1, 2018, the Company receives investment advisory services from an affiliate. The related affiliated investment advisory charges to the Company since April 1, 2018 were $198 million for the year ended December 31, 2018.

    See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliates.

    See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures and affiliated investment fund.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

  The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.

  A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the contractholder owns the underlying assets. The Company guarantees a rate of return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

  The Company also entered into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps were not designated as hedging instruments. As of December 31, 2016, the Company no longer maintained a trading portfolio for derivatives.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The Company utilizes equity total return swaps in nonqualifying hedging relationships.

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                        December 31,
                                                            --------------------------------------------------------------------
                                                                          2018                               2017
                                                            --------------------------------- ----------------------------------
                                                                        Estimated Fair Value               Estimated Fair Value
                                                                       ----------------------             ----------------------
                                                              Gross                             Gross
                                                             Notional                          Notional
                          Primary Underlying Risk Exposure    Amount    Assets    Liabilities   Amount     Assets    Liabilities
                          --------------------------------  ---------- --------- ------------ ----------- --------- ------------
                                                                                       (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps...... Interest rate                      $   2,446  $  2,197   $       2   $    3,826  $  2,289   $       3
Foreign currency swaps... Foreign currency exchange rate         1,191        49          --        1,082        47          17
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal................                                        3,637     2,246           2        4,908     2,336          20
                                                            ---------- ---------  ----------  ----------- ---------  ----------
Cash flow hedges:
Interest rate swaps...... Interest rate                          3,181       139           1        3,337       234          --
Interest rate forwards... Interest rate                          3,023        --         216        3,333        --         127
Foreign currency swaps... Foreign currency exchange rate        26,239     1,218       1,318       22,287       795       1,078
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal................                                       32,443     1,357       1,535       28,957     1,029       1,205
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total qualifying hedges.                                       36,080     3,603       1,537       33,865     3,365       1,225
                                                            ---------- ---------  ----------  ----------- ---------  ----------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps...... Interest rate                         36,238     1,507          85       43,028     1,722         336
Interest rate floors..... Interest rate                         12,701       102          --        7,201        91          --
Interest rate caps....... Interest rate                         54,576       154           1       53,079        78           2
Interest rate futures.... Interest rate                            794        --           1        2,257         1           2
Interest rate options.... Interest rate                         24,340       185          --        7,525       142          11
Interest rate total
 return swaps............ Interest rate                          1,048        33           2        1,048         8           2
Synthetic GICs........... Interest rate                         18,006        --          --       11,318        --          --
Foreign currency swaps... Foreign currency exchange rate         5,986       700          79        6,739       547         164
Foreign currency forwards Foreign currency exchange rate           943        15          14          961        16           7
Credit default swaps --
 purchased............... Credit                                   858        24           4          980         7           8
Credit default swaps --
 written................. Credit                                 7,864        67          13        7,874       181          --
Equity futures........... Equity market                          1,006         1           6        1,282         5           1
Equity index options..... Equity market                         23,162       706         396       14,408       384         476
Equity variance swaps.... Equity market                          1,946        32          81        3,530        45         169
Equity total return swaps Equity market                            886        89          --        1,077        --          39
                                                            ---------- ---------  ----------  ---------------------  ----------
 Total non-designated or nonqualifying derivatives........     190,354     3,615         682      162,307     3,227       1,217
                                                            ---------- ---------  ----------  ---------------------  ----------
 Total....................................................   $ 226,434  $  7,218   $   2,219   $  196,172  $  6,592   $   2,442
                                                            ========== =========  ==========  =========== =========  ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2018 and 2017. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

   The components of net derivative gains (losses) were as follows:

                                                               Years Ended December 31,
                                                        --------------------------------------
                                                           2018        2017          2016
                                                        ---------- ------------  -------------
                                                                    (In millions)
Freestanding derivative and hedging gains (losses) (1).  $     390  $      (771)  $      (715)
Embedded derivative gains (losses).....................        376          427          (423)
                                                        ---------- ------------  -------------
  Total net derivative gains (losses)..................  $     766  $     (344)   $    (1,138)
                                                        ========== ============  =============

-------------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

   The following table presents earned income on derivatives:

                                                           Years Ended December 31,
                                                    --------------------------------------
                                                       2018         2017          2016
                                                    ----------- ------------  ------------
                                                                 (In millions)
Qualifying hedges:
Net investment income..............................  $      371  $       302   $       280
Interest credited to policyholder account balances.       (113)          (64)           (1)
Nonqualifying hedges:
Net investment income..............................          --           --            (1)
Net derivative gains (losses)......................         339          406           577
Policyholder benefits and claims...................           8            5             4
                                                    ----------- ------------  ------------
  Total............................................  $      605  $       649   $       859
                                                    =========== ============  ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or not qualifying as hedging instruments:

                                              Net          Net      Policyholder
                                           Derivative   Investment  Benefits and
                                         Gains (Losses) Income (1)   Claims (2)
                                         -------------- ----------  ------------
                                                      (In millions)
Year Ended December 31, 2018
Interest rate derivatives...............  $      (340)  $        4  $        --
Foreign currency exchange rate
 derivatives............................          429           --           --
Credit derivatives -- purchased.........            9           --           --
Credit derivatives -- written...........          (90)          --           --
Equity derivatives......................          166            1           45
                                         -------------- ----------  ------------
 Total..................................  $       174   $        5  $        45
                                         ============== ==========  ============
Year Ended December 31, 2017
Interest rate derivatives...............  $      (343)  $        1  $        --
Foreign currency exchange rate
 derivatives............................         (746)          --           --
Credit derivatives -- purchased.........          (16)          --           --
Credit derivatives -- written...........          102           --           --
Equity derivatives......................         (536)          (6)        (216)
                                         -------------- ----------  ------------
 Total..................................  $    (1,539)  $       (5) $      (216)
                                         ============== ==========  ============
Year Ended December 31, 2016
Interest rate derivatives...............  $    (1,088)  $       --  $        --
Foreign currency exchange rate
 derivatives............................          726           --           --
Credit derivatives -- purchased.........          (23)          --           --
Credit derivatives -- written...........           48           --           --
Equity derivatives......................         (457)         (14)         (94)
                                         -------------- ----------  ------------
 Total..................................  $      (794)  $      (14) $       (94)
                                         ============== ==========  ============

-------------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures and derivatives held in relation to trading portfolios. As of December 31, 2016, the Company no longer maintained a trading portfolio for derivatives.

(2)Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                                               Net Derivative   Net Derivative Ineffectiveness
                                                                               Gains (Losses)   Gains (Losses)  Recognized in
Derivatives in Fair Value              Hedged Items in Fair Value                Recognized     Recognized for  Net Derivative
Hedging Relationships                    Hedging Relationships                  for Derivatives   Hedged Items   Gains (Losses)
-------------------------  -------------------------------------------------- ----------------- -------------- ----------------
                                                                                                (In millions)
Year Ended December 31, 2018
Interest rate swaps:       Fixed maturity securities AFS.....................            $    1          $ (1)            $  --
                           Policyholder liabilities (1)......................             (221)            227                6
Foreign currency swaps:    Foreign-denominated fixed maturity securities AFS
                            and mortgage loans...............................                52           (55)              (3)
                           Foreign-denominated policyholder account
                            balances (2).....................................                23           (23)               --
                                                                              ----------------- -------------- ----------------
  Total....................................................................              $(145)          $ 148            $   3
                                                                              ================= ============== ================
Year Ended December 31, 2017
Interest rate swaps:       Fixed maturity securities AFS.....................            $    4          $ (5)            $ (1)
                           Policyholder liabilities (1)......................              (69)            134               65
Foreign currency swaps:    Foreign-denominated fixed maturity securities
                            AFS..............................................              (24)             27                3
                           Foreign-denominated policyholder account
                            balances (2).....................................                65           (43)               22
                                                                              ----------------- -------------- ----------------
  Total....................................................................              $ (24)          $ 113            $  89
                                                                              ================= ============== ================
Year Ended December 31, 2016
Interest rate swaps:       Fixed maturity securities AFS.....................            $    8          $ (9)            $ (1)
                           Policyholder liabilities (1)......................             (109)             90             (19)
Foreign currency swaps:    Foreign-denominated fixed maturity securities
                            AFS..............................................                10            (9)                1
                           Foreign-denominated policyholder account
                            balances (2).....................................              (95)             92              (3)
                                                                              ----------------- -------------- ----------------
  Total....................................................................              $(186)          $ 164            $(22)
                                                                              ================= ============== ================

-------------
(1)Fixed rate liabilities reported in policyholder account balances or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into net derivative gains (losses). These amounts were $0, $20 million and $17 million for the years ended December 31, 2018, 2017 and 2016, respectively.

  At December 31, 2018 and 2017, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed four years and five years, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  At December 31, 2018 and 2017, the balance in AOCI associated with cash flow hedges was $1.7 billion and $1.4 billion, respectively.

   The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations, consolidated statements of comprehensive income (loss) and the consolidated statements of equity:

                                                       Amount and Location        Amount and Location
                             Amount of Gains            of Gains (Losses)          of Gains (Losses)
Derivatives in Cash Flow   (Losses) Deferred in         Reclassified from        Recognized in Income
Hedging Relationships      AOCI on Derivatives       AOCI into Income (Loss)     (Loss) on Derivatives
------------------------  ---------------------  ------------------------------  ---------------------
                           (Effective Portion)         (Effective Portion)       (Ineffective Portion)
-                         ---------------------  ------------------------------  ---------------------
                                                 Net Derivative  Net Investment     Net Derivative
                                                 Gains (Losses)      Income         Gains (Losses)
                                                 --------------  --------------  ---------------------
                                                          (In millions)
Year Ended December 31, 2018
Interest rate swaps......  $               (148)  $          23   $          18     $                2
Interest rate forwards...                  (114)             (1)              2                     --
Foreign currency swaps...                   180            (469)             (3)                     5
Credit forwards..........                    --               1               1                     --
                          ---------------------  --------------  --------------  ---------------------
  Total..................  $                (82)  $        (446)  $          18     $                7
                          =====================  ==============  ==============  =====================
Year Ended December 31, 2017
Interest rate swaps......  $                 73   $          24   $          16     $               18
Interest rate forwards...                   210             (11)              2                     (2)
Foreign currency swaps...                  (161)            938              (1)                    --
Credit forwards..........                    --               1               1                     --
                          ---------------------  --------------  --------------  ---------------------
  Total..................  $                122   $         952   $          18     $               16
                          =====================  ==============  ==============  =====================
Year Ended December 31, 2016
Interest rate swaps......  $                 58   $          57   $          12     $               --
Interest rate forwards...                  (366)             (1)              3                     --
Foreign currency swaps...                   167            (251)             (1)                    --
Credit forwards..........                    --               3               1                     --
                          ---------------------  --------------  --------------  ---------------------
  Total..................  $               (141)  $        (192)  $          15     $               --
                          =====================  ==============  ==============  =====================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2018, the Company expected to reclassify $109 million of deferred net gains (losses) on derivatives in AOCI, included in the table above, to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $7.9 billion at both December 31, 2018 and 2017. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At
December 31, 2018 and 2017, the Company would have received $54 million and $181 million, respectively, to terminate all of these contracts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2018                                   2017
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
----------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                                      (Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3).....  $      2   $        154           2.0   $     3   $        159           2.8
Credit default swaps referencing indices.        27          2,079           2.5        42          2,193           2.7
                                          ---------   ------------                --------  -------------
  Subtotal...............................        29          2,233           2.5        45          2,352           2.7
                                          ---------   ------------                --------  -------------
Baa
Single name credit default swaps (3).....         1            277           1.6         4            416           1.5
Credit default swaps referencing indices.        20          5,124           5.2       111          4,761           5.2
                                          ---------   ------------                --------  -------------
  Subtotal...............................        21          5,401           5.0       115          5,177           4.9
                                          ---------   ------------                --------  -------------
Ba
Single name credit default swaps (3).....        --             10           1.5         1            105           3.4
Credit default swaps referencing indices.        --             --            --        --             --            --
                                          ---------   ------------                --------  -------------
  Subtotal...............................        --             10           1.5         1            105           3.4
                                          ---------   ------------                --------  -------------
B
Single name credit default swaps (3).....        --             --            --         2             20           3.5
Credit default swaps referencing indices.         4            220           5.0        18            220           5.0
                                          ---------   ------------                --------  -------------
  Subtotal...............................         4            220           5.0        20            240           4.9
                                          ---------   ------------                --------  -------------
  Total..................................  $     54   $      7,864           4.3   $   181   $      7,874           4.2
                                          =========   ============                ========  =============

-------------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or state and political subdivisions.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $7.9 billion of future payments under credit default provisions at both December 31, 2018 and 2017 set forth in the table above were $16 million and $27 million at December 31, 2018 and 2017, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                                 December 31,
                                                                              --------------------------------------------------
                                                                                        2018                      2017
                                                                              ------------------------  ------------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement     Assets    Liabilities     Assets    Liabilities
----------------------------------------------------------------------------  -----------  -----------  -----------  -----------
                                                                                                (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)............................................................  $    7,255   $    2,166   $    6,478   $    2,203
OTC-cleared (1), (6).........................................................          52           24          168          216
Exchange-traded..............................................................           1            7            6            3
                                                                              -----------  -----------  -----------  -----------
  Total gross estimated fair value of derivatives (1)........................       7,308        2,197        6,652        2,422
Amounts offset on the consolidated balance sheets............................          --           --           --           --
                                                                              -----------  -----------  -----------  -----------
  Estimated fair value of derivatives presented on the consolidated balance
   sheets (1), (6)...........................................................       7,308        2,197        6,652        2,422
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral................................................................      (1,988)      (1,988)      (1,891)     (1,891)
OTC-cleared..................................................................         (20)         (20)         (31)        (31)
Exchange-traded..............................................................          --           --           --           --
Cash collateral: (3), (4)
OTC-bilateral................................................................      (4,000)          --       (3,448)          --
OTC-cleared..................................................................         (26)          --         (131)       (179)
Exchange-traded..............................................................          --           --           --           --
Securities collateral: (5)
OTC-bilateral................................................................      (1,136)        (178)        (954)       (312)
OTC-cleared..................................................................          --           (4)          --          (6)
Exchange-traded..............................................................          --           (7)          --          (3)
                                                                              -----------  -----------  -----------  -----------
  Net amount after application of master netting agreements and
   collateral................................................................  $      138   $       --   $      197   $       --
                                                                              ===========  ===========  ===========  ===========

-------------

(1)At December 31, 2018 and 2017, derivative assets included income or (expense) accruals reported in accrued investment income or in other liabilities of $90 million and $60 million, respectively, and derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities of ($22) million and ($20) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4) The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2018 and 2017, the Company received excess cash collateral of $95 million and $122 million, respectively, and provided excess cash collateral of $1 million and $9 million, respectively, which is not included in the table above due to the foregoing limitation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2018, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2018 and 2017, the Company received excess securities collateral with an estimated fair value of $28 million and $30 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2018 and 2017, the Company provided excess securities collateral with an estimated fair value of $94 million and $152 million, respectively, for its OTC-bilateral derivatives, and $231 million and $299 million, respectively, for its OTC-cleared derivatives, and $52 million and $50 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

(6)Effective January 16, 2018, the LCH amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. Effective January 3, 2017, the CME amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. See Note 1 for further information on the LCH and CME amendments.

  The Company's collateral arrangements for its OTC-bilateral derivatives require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. All of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                                                  December 31,
                                                        -----------------------------------------------------------------
                                                                      2018                             2017
                                                        -------------------------------- --------------------------------
                                                        Derivatives Derivatives          Derivatives Derivatives
                                                        Subject to  Not Subject          Subject to  Not Subject
                                                         Financial  to Financial          Financial  to Financial
                                                         Strength-   Strength-            Strength-   Strength-
                                                        Contingent   Contingent          Contingent   Contingent
                                                        Provisions   Provisions   Total  Provisions   Provisions   Total
                                                        ----------- ------------ ------- ----------- ------------ -------
                                                                                  (In millions)
Estimated Fair Value of Derivatives in a Net Liability
 Position (1)..........................................  $    178      $   --    $   178   $   313      $   --    $   313
Estimated Fair Value of Collateral Provided:
Fixed maturity securities AFS..........................  $    187      $   --    $   187   $   399      $   --    $   399
Cash...................................................  $      1      $   --    $     1   $    --      $   --    $    --

-------------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs, GMABs, and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; fixed annuities with equity indexed returns; and certain debt and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                         December 31,
                                                                                      ------------------
                                                          Balance Sheet Location        2018      2017
                                                       ------------------------------ -------- ---------
                                                                                         (In millions)
Embedded derivatives within asset host contracts:
Options embedded in debt or equity securities (1)..... Investments...................       --      (113)
                                                                                      -------- ---------
  Embedded derivatives within asset host contracts.................................    $    --   $  (113)
                                                                                      ======== =========
Embedded derivatives within liability host contracts:
Direct guaranteed minimum benefits.................... Policyholder account balances.  $   178   $   (94)
Assumed guaranteed minimum benefits................... Policyholder account balances.        3         3
Funds withheld on ceded reinsurance................... Other liabilities.............      465       898
Fixed annuities with equity indexed returns........... Policyholder account balances.       58        69
                                                                                      -------- ---------
  Embedded derivatives within liability host contracts.............................    $   704   $   876
                                                                                      ======== =========

--------

(1)Effective January 1, 2018, in connection with the adoption of new guidance related to the recognition and measurement of financial instruments, the Company was no longer required to bifurcate and account separately for derivatives embedded in equity securities (see Note 1). Beginning January 1, 2018, the change in fair value of equity securities was recognized as a component of net investment gains and losses.

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                        -----------------------------------
                                            2018         2017          2016
                                        ------------ ------------ ---------
                                                     (In millions)
Net derivative gains (losses) (1), (2). $        376 $        427 $        (423)

--------

(1)The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $51 million, ($65) million and $76 million for the years ended December 31, 2018, 2017 and 2016, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $0, less than $1 million, and ($29) million for the years ended December 31, 2018, 2017 and 2016, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


10. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                                                    December 31, 2018
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         51,676  $         3,126  $         54,802
U.S. government and agency...............................           12,310            17,851               --            30,161
Foreign corporate........................................               --            21,988            3,975            25,963
RMBS.....................................................               --            19,719            3,018            22,737
ABS......................................................               --             8,072              455             8,527
Municipals...............................................               --             6,947               --             6,947
CMBS.....................................................               --             5,376               68             5,444
Foreign government.......................................               --             4,482               10             4,492
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           12,310           136,111           10,652           159,073
                                                          ---------------- ----------------- ---------------- -----------------
Equity securities........................................              341                76              356               773
Short-term investments...................................              698               783               25             1,506
Residential mortgage loans -- FVO........................               --                --              299               299
Other investments........................................               --                 1              215               216
Derivative assets: (1)
Interest rate............................................               --             4,284               33             4,317
Foreign currency exchange rate...........................               --             1,982               --             1,982
Credit...................................................               --                62               29                91
Equity market............................................                1               776               51               828
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................                1             7,104              113             7,218
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within asset host contracts (2).....               --                --               --                --
Separate account assets (3)..............................           20,558            89,348              944           110,850
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (4).......................................  $        33,908  $        233,423  $        12,604  $        279,935
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................  $             1  $             89  $           218  $            308
Foreign currency exchange rate...........................               --             1,410                1             1,411
Credit...................................................               --                13                4                17
Equity market............................................                6               395               82               483
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................                7             1,907              305             2,219
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (2).               --                --              704               704
Long-term debt...........................................               --                --               --                --
Separate account liabilities (3).........................                1                20                7                28
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $             8  $          1,927  $         1,016  $          2,951
                                                          ================ ================= ================ =================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                                                  December 31, 2017
                                                          -----------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          --------------------------------------------------
                                                                                                                 Total
                                                                                                               Estimated
                                                              Level 1          Level 2          Level 3        Fair Value
                                                          ---------------- ---------------- ---------------- --------------
                                                                                    (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $        54,629  $         3,461  $      58,090
U.S. government and agency...............................           18,802           19,743               --         38,545
Foreign corporate........................................               --           21,471            4,125         25,596
RMBS.....................................................               --           19,372            3,262         22,634
ABS......................................................               --            7,079              787          7,866
Municipals...............................................               --            7,551               --          7,551
CMBS.....................................................               --            5,461               27          5,488
Foreign government.......................................               --            4,471               31          4,502
                                                          ---------------- ---------------- ---------------- --------------
  Total fixed maturity securities AFS....................           18,802          139,777           11,693        170,272
                                                          ---------------- ---------------- ---------------- --------------
Equity securities........................................              399              893              366          1,658
Short-term investments...................................            2,056            1,092                7          3,155
Residential mortgage loans -- FVO........................               --               --              520            520
Other investments........................................               --               --               --             --
Derivative assets: (1)
Interest rate............................................                1            4,556                8          4,565
Foreign currency exchange rate...........................               --            1,405               --          1,405
Credit...................................................               --              149               39            188
Equity market............................................                5              363               66            434
                                                          ---------------- ---------------- ---------------- --------------
  Total derivative assets................................                6            6,473              113          6,592
                                                          ---------------- ---------------- ---------------- --------------
Embedded derivatives within asset host contracts (2).....               --               --               --             --
Separate account assets (3)..............................           23,571          106,294              960        130,825
                                                          ---------------- ---------------- ---------------- --------------
  Total assets...........................................  $        44,834  $       254,529  $        13,659  $     313,022
                                                          ================ ================ ================ ==============
Liabilities
Derivative liabilities: (1)
Interest rate............................................  $             2  $           351  $           130  $         483
Foreign currency exchange rate...........................               --            1,261                5          1,266
Credit...................................................               --                8               --              8
Equity market............................................                1              515              169            685
                                                          ---------------- ---------------- ---------------- --------------
  Total derivative liabilities...........................                3            2,135              304          2,442
                                                          ---------------- ---------------- ---------------- --------------
Embedded derivatives within liability host contracts (2).               --               --              876            876
Long-term debt...........................................               --               --               --             --
Separate account liabilities (3).........................               --                7                2              9
                                                          ---------------- ---------------- ---------------- --------------
  Total liabilities......................................  $             3  $         2,142  $         1,182  $       3,327
                                                          ================ ================ ================ ==============

----------

(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(2)Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets. At December 31, 2018 and 2017, debt and equity securities also included embedded derivatives of $0 and ($113) million, respectively.

(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets. Separate account liabilities presented in the tables above represent derivative liabilities.

(4)In connection with the adoption of new guidance related to the recognition and measurement of financial instruments (see Note 1), other limited partnership interests are measured at estimated fair value on a recurring basis effective January 1, 2018. This represents the former cost method investments held as of January 1, 2018 that were measured at estimated fair value on a recurring basis upon adoption of this guidance. Total assets included in the fair value hierarchy exclude these other limited partnership interests that are measured at estimated fair value using the net asset value ("NAV") per share (or its equivalent) practical expedient. At
   December 31, 2018, the estimated fair value of such investments was $140 million.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities, Short-term Investments, Other Investments and Long-term Debt

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

      The estimated fair value of other investments and long-term debt is determined on a basis consistent with the methodologies described herein for securities.

      The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


 -----------------------------------------------------------------------------
                                                          Level 3
 Instrument     Level 2 Observable Inputs           Unobservable Inputs
 -----------------------------------------------------------------------------
 Fixed maturity securities AFS
 -----------------------------------------------------------------------------
  U.S. corporate and Foreign corporate securities
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
              Principally the market and      Principally the market approach.
              income approaches.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that  . illiquidity premium
               are not active
             . benchmark yields; spreads off  . delta spread adjustments to
               benchmark yields; new            reflect specific
               issuances; issuer rating         credit-related issues
             . trades of identical or         . credit spreads
               comparable securities;
               duration
             . Privately-placed securities    . quoted prices in markets that
               are valued using the             are not active for identical
               additional key inputs:           or similar securities that
             . market yield curve; call         are less liquid and based on
               provisions                       lower levels of trading
             . observable prices and spreads    activity than securities
               for similar public or private    classified in Level 2
               securities that incorporate    . independent non-binding
               the credit quality and           broker quotations
               industry sector of the issuer
             . delta spread adjustments to
               reflect specific
               credit-related issues
 -----------------------------------------------------------------------------
  U.S. government and agency securities, Municipals and Foreign government securities
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
             Principally the market approach. Principally the market approach.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that  . independent non-binding
               are not active                   broker quotations
             . benchmark U.S. Treasury yield  . quoted prices in markets that
               or other yields                  are not active for identical
                                                or similar securities that
                                                are less liquid and based on
             . the spread off the U.S.          lower levels of trading
               Treasury yield curve for the     activity than securities
               identical security               classified in Level 2
             . issuer ratings and issuer
               spreads; broker-dealer quotes  . credit spreads
             . comparable securities that
               are actively traded
 -----------------------------------------------------------------------------
  Structured Securities
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
             Principally the market and       Principally the market and
             income approaches.               income approaches.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that
               are not active                 . credit spreads
             . spreads for actively traded    . quoted prices in markets that
               securities; spreads off          are not active for identical
               benchmark yields                 or similar securities that
             . expected prepayment speeds       are less liquid and based on
               and volumes                      lower levels of trading
             . current and forecasted loss      activity than securities
               severity; ratings; geographic    classified in Level 2
               region                         . independent non-binding
             . weighted average coupon and      broker quotations
               weighted average maturity
             . average delinquency rates;
               debt-service coverage ratios
             . issuance-specific
               information, including, but
               not limited to:
             . collateral type; structure of
               the security; vintage of the
               loans
             . payment terms of the
               underlying assets
             . payment priority within the
               tranche; deal performance
 -----------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

 -----------------------------------------------------------------------------
                                                          Level 3
 Instrument     Level 2 Observable Inputs           Unobservable Inputs
 -----------------------------------------------------------------------------
 Equity securities
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
             Principally the market approach.  Principally the market and income approaches.
             Key Input:                       Key Inputs:
             . quoted prices in markets that  . credit ratings; issuance
               are not considered active        structures
                                              .  quoted prices in markets
                                                 that are not active for
                                                 identical or similar
                                                 securities that are less
                                                 liquid and based on lower
                                                 levels of trading activity
                                                 than securities classified
                                                 in Level 2
                                              . independent non-binding
                                                broker quotations
 -----------------------------------------------------------------------------
 Short-term investments and Other investments
 -----------------------------------------------------------------------------
             .  Short-term investments and    .  Short-term investments and
                other investments are of a       other investments are of a
                similar nature and class to      similar nature and class to
                the fixed maturity               the fixed maturity
                securities AFS and equity        securities AFS and equity
                securities described above;      securities described above;
                accordingly, the valuation       accordingly, the valuation
                approaches and observable        approaches and unobservable
                inputs used in their             inputs used in their
                valuation are also similar       valuation are also similar
                to those described above.        to those described above.
 -----------------------------------------------------------------------------
 Residential mortgage loans -- FVO
 -----------------------------------------------------------------------------
             . N/A                            Valuation Approaches:
                                               Principally the market
                                               approach.
                                              Valuation Techniques and Key
                                                 Inputs: These investments
                                                 are based primarily on
                                                 matrix pricing or other
                                                 similar techniques that
                                                 utilize inputs from mortgage
                                                 servicers that are
                                                 unobservable or cannot be
                                                 derived principally from, or
                                                 corroborated by, observable
                                                 market data.
 -----------------------------------------------------------------------------
 Separate account assets and Separate account liabilities (1)
 -----------------------------------------------------------------------------
  Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
 -----------------------------------------------------------------------------
             Key Input:                       . N/A
             .  quoted prices or reported
                       NAV provided by the
                       fund managers
 -----------------------------------------------------------------------------
  Other limited partnership interests
 -----------------------------------------------------------------------------
             . N/A                            Valued giving consideration to
                                                the underlying holdings
                                               of the partnerships and
                                                adjusting, if appropriate.
                                              Key Inputs:
                                              . liquidity; bid/ask spreads;
                                                performance record of the
                                                fund manager
                                              . other relevant variables that
                                                may impact the exit value of
                                                the particular partnership
                                                interest
 -----------------------------------------------------------------------------

-------------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments, Other Investments and Long-term Debt" and "-- Derivatives -- Freestanding Derivatives."

  Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives

   Level 2 Valuation Approaches and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

   Level 3 Valuation Approaches and Key Inputs:

     These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

     Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

                                                            Foreign
       Instrument              Interest Rate         Currency Exchange Rate            Credit                Equity Market
---------------------------------------------------------------------------------------------------------------------------------
Inputs common to          . swap yield curves       .swap yield curves        .swap yield curves        .swap yield curves
 Level 2 and Level 3      . basis curves            .basis curves             .credit curves            .spot equity index levels
 by instrument type       . interest rate           .currency spot rates      .recovery rates           .dividend yield curves
                            volatility (1)          .cross currency basis                               .equity volatility (1)
                                                     curves
---------------------------------------------------------------------------------------------------------------------------------
Level 3                   . swap yield curves (2)   .swap yield curves (2)    .swap yield curves (2)    .dividend yield curves
                          . basis curves (2)        .basis curves (2)         .credit curves (2)         (2)
                          . repurchase rates        .cross currency basis     .credit spreads           .equity volatility (1),
                                                     curves (2)               .repurchase rates          (2)
                                                    .currency correlation     .independent non-binding  .correlation between
                                                                                broker quotations         model inputs (1)

-------------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Embedded Derivatives

     Embedded derivatives principally include certain direct and assumed variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and annuity contracts, and those related to funds withheld on ceded reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

     The Company calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

     Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

     The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

    The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments -- Securities, Short-term Investments, Other Investments and Long-term Debt." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


    The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Asset and Liability Host Contracts

    Level 3 Valuation Approaches and Key Inputs:

      Direct and assumed guaranteed minimum benefits

         These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

      Reinsurance ceded on certain guaranteed minimum benefits

         These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and assumed guaranteed minimum benefits" and also include counterparty credit spreads.

      Embedded derivatives within funds withheld related to certain ceded reinsurance

         These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

  Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                           December 31, 2018
                                                                                      ----------------------------
                                                                 Significant                               Weighted
                                   Valuation Techniques      Unobservable Inputs           Range          Average (1)
                                --------------------------- -----------------------   ---------------     -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate..................... Matrix pricing              Offered quotes (4)          85    -      134      105
                                Market pricing              Quoted prices (4)           25    -      638      107
                                --------------------------------------------------------------------------------------
RMBS........................... Market pricing              Quoted prices (4)           --    -      106      94
                                --------------------------------------------------------------------------------------
ABS............................ Market pricing              Quoted prices (4)           10    -      101      97
                                Consensus pricing           Offered quotes (4)
                                --------------------------------------------------------------------------------------
Derivatives
Interest rate.................. Present value techniques    Swap yield (6)             268    -      317
                                                            Repurchase rates (8)       (5)    -       6
                                --------------------------------------------------------------------------------------
Foreign currency exchange rate. Present value               Swap yield (6)             (20)   -      (5)
                                    techniques
                                --------------------------------------------------------------------------------------
Credit......................... Present value               Credit spreads (9)          97    -      103
                                    techniques
                                Consensus pricing           Offered quotes (10)
                                --------------------------------------------------------------------------------------
Equity market.................. Present value               Volatility (11)            21%    -      26%
                                    techniques or
                                    option pricing
                                    models
                                                            Correlation (12)           10%    -      30%
                                --------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed   Option pricing              Mortality rates:
 minimum benefits..............     techniques
                                                                Ages 0 - 40           0.01%   -     0.18%
                                                                Ages 41 - 60          0.04%   -     0.57%
                                                                Ages 61 - 115         0.26%   -     100%
                                                            Lapse rates:
                                                                Durations 1 - 10      0.25%   -     100%
                                                                Durations 11 - 20       3%    -     100%
                                                                Durations 21 - 116     2.5%   -     100%
                                                            Utilization rates           0%    -      25%
                                                            Withdrawal rates          0.25%   -      10%
                                                            Long-term equity          16.50%  -      22%
                                                                volatilities
                                                            Nonperformance risk       0.05%   -     0.59%
                                                                spread

                                                                                           December 31, 2017
                                                                                      ----------------------------
                                                                 Significant                               Weighted
                                   Valuation Techniques      Unobservable Inputs           Range          Average (1)
                                --------------------------- -----------------------   ---------------     -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate..................... Matrix pricing              Offered quotes (4)          83    -      142      111
                                Market pricing              Quoted prices (4)           10    -      443      123
                                --------------------------------------------------------------------------------------
RMBS........................... Market pricing              Quoted prices (4)           --    -      126      94
                                --------------------------------------------------------------------------------------
ABS............................ Market pricing              Quoted prices (4)           27    -      104      100
                                Consensus pricing           Offered quotes (4)         100    -      101      100
                                --------------------------------------------------------------------------------------
Derivatives
Interest rate.................. Present value techniques    Swap yield (6)             200    -      300
                                                            Repurchase rates (8)       (5)    -       5
                                --------------------------------------------------------------------------------------
Foreign currency exchange rate. Present value               Swap yield (6)             (14)   -      (3)
                                    techniques
                                --------------------------------------------------------------------------------------
Credit......................... Present value               Credit spreads (9)          --    -      --
                                    techniques
                                Consensus pricing           Offered quotes (10)
                                --------------------------------------------------------------------------------------
Equity market.................. Present value               Volatility (11)            11%    -      31%
                                    techniques or
                                    option pricing
                                    models
                                                            Correlation (12)           10%    -      30%
                                --------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed   Option pricing              Mortality rates:
 minimum benefits..............     techniques
                                                                Ages 0 - 40             0%    -     0.09%
                                                                Ages 41 - 60          0.04%   -     0.65%
                                                                Ages 61 - 115         0.26%   -     100%
                                                            Lapse rates:
                                                                Durations 1 - 10      0.25%   -     100%
                                                                Durations 11 - 20       3%    -     100%
                                                                Durations 21 - 116      3%    -     100%
                                                            Utilization rates           0%    -      25%
                                                            Withdrawal rates          0.25%   -      10%
                                                            Long-term equity          17.40%  -      25%
                                                                volatilities
                                                            Nonperformance risk       0.02%   -     0.44%
                                                                spread

                                                                                          Impact of
                                                                                      Increase in Input
                                                                 Significant            on Estimated
                                   Valuation Techniques      Unobservable Inputs       Fair Value (2)
                                --------------------------- -----------------------   -----------------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate..................... Matrix pricing              Offered quotes (4)           Increase
                                Market pricing              Quoted prices (4)            Increase
                                -----------------------------------------------------------------------
RMBS........................... Market pricing              Quoted prices (4)          Increase (5)
                                -----------------------------------------------------------------------
ABS............................ Market pricing              Quoted prices (4)          Increase (5)
                                Consensus pricing           Offered quotes (4)         Increase (5)
                                -----------------------------------------------------------------------
Derivatives
Interest rate.................. Present value techniques    Swap yield (6)             Increase (7)
                                                            Repurchase rates (8)       Decrease (7)
                                -----------------------------------------------------------------------
Foreign currency exchange rate. Present value               Swap yield (6)             Increase (7)
                                    techniques
                                -----------------------------------------------------------------------
Credit......................... Present value               Credit spreads (9)         Decrease (7)
                                    techniques
                                Consensus pricing           Offered quotes (10)
                                -----------------------------------------------------------------------
Equity market.................. Present value               Volatility (11)            Increase (7)
                                    techniques or
                                    option pricing
                                    models
                                                            Correlation (12)
                                -----------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed   Option pricing              Mortality rates:
 minimum benefits..............     techniques
                                                                Ages 0 - 40            Decrease (13)
                                                                Ages 41 - 60           Decrease (13)
                                                                Ages 61 - 115          Decrease (13)
                                                            Lapse rates:
                                                                Durations 1 - 10       Decrease (14)
                                                                Durations 11 - 20      Decrease (14)
                                                                Durations 21 - 116     Decrease (14)
                                                            Utilization rates          Increase (15)
                                                            Withdrawal rates             (16)
                                                            Long-term equity           Increase (17)
                                                                volatilities
                                                            Nonperformance risk        Decrease (18)
                                                                spread

--------

(1) The weighted average for fixed maturity securities AFS is determined based on the estimated fair value of the securities.

(2) The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions.

(3) Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5) Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(6) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(7) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(8) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

(9) Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2018 and 2017, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(12)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The utilization rate assumption estimates the percentage of contractholders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


    The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets, and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO and long-term debt are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

     The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                            Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ----------------------------------------------------------------------------
                                                    Fixed Maturity Securities AFS
                                         ---------------------------------------------------
                                                         Structured                 Foreign     Equity     Short-term
                                          Corporate (1)   Securities   Municipals  Government  Securities  Investments
                                         -------------- ------------  ----------- ----------- ----------- ------------
                                                                         (In millions)
Balance, January 1, 2017................  $      8,839  $      4,541   $      10   $      21  $      420   $      25
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................            (2)           95          --          --          --          --
Total realized/unrealized gains
 (losses) included in AOCI..............           416           109          --          --          17          --
Purchases (4)...........................         2,451           900          --          19          14           6
Sales (4)...............................        (1,408)       (1,282)         --          (2)        (51)         --
Issuances (4)...........................            --            --          --          --          --          --
Settlements (4).........................            --            --          --          --          --          --
Transfers into Level 3 (5)..............            58            63          --          --          --          --
Transfers out of Level 3 (5)............        (2,768)         (350)        (10)         (7)        (34)        (24)
                                          ------------  ------------   ---------   ---------  ----------   ---------
Balance, December 31, 2017..............         7,586         4,076          --          31         366           7
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................             2            79          --           1         (30)         --
Total realized/unrealized gains
 (losses) included in AOCI..............          (463)          (31)         --          (1)         --          --
Purchases (4)...........................         1,377           752          --          --           3          24
Sales (4)...............................        (1,241)         (755)         --         (21)        (26)         (1)
Issuances (4)...........................            --            --          --          --          --          --
Settlements (4).........................            --            --          --          --          --          --
Transfers into Level 3 (5)..............           151            58          --          --          52          --
Transfers out of Level 3 (5)............          (311)         (638)         --          --          (9)         (5)
                                          ------------  ------------   ---------   ---------  ----------   ---------
Balance, December 31, 2018..............  $      7,101  $      3,541   $      --   $      10  $      356   $      25
                                          ============  ============   =========   =========  ==========   =========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2016: (6)..............................  $         --  $        101   $       1   $      --  $      (29)  $      --
                                          ============  ============   =========   =========  ==========   =========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2017: (6)..............................  $         (7) $         83   $      --   $      --  $      (17)  $      --
                                          ============  ============   =========   =========  ==========   =========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2018: (6)..............................  $         (5) $         68   $      --   $      --  $      (22)  $      --
                                          ============  ============   =========   =========  ==========   =========
Gains (Losses) Data for the year ended
 December 31, 2016......................
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................  $         --  $        100   $       1   $      --  $      (24)  $      --
Total realized/unrealized gains
 (losses) included in AOCI..............  $        (39) $         47   $       2   $      (1) $       21   $      --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               ---------------------------------------------------------------------
                                                                        Net
                               Residential                  Net      Embedded    Separate
                                Mortgage       Other    Derivatives Derivatives  Account    Long-term
                               Loans - FVO  Investments     (7)         (8)     Assets (9)    Debt
                               -----------  ----------- ----------- ----------- ----------  ---------
                                                           (In millions)
Balance, January 1, 2017...... $      566   $       --  $     (559) $     (893) $    1,141  $     (74)
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2) (3)....         40           --          21         450          (8)        --
Total realized/unrealized
 gains (losses) included in
 AOCI.........................         --           --         207          --          --         --
Purchases (4).................        175           --          --          --         186         --
Sales (4).....................       (179)          --          --          --         (80)        --
Issuances (4).................         --           --          --          --           1         --
Settlements (4)...............        (82)          --         140        (433)        (93)        34
Transfers into Level 3 (5)....         --           --          --          --          35         --
Transfers out of Level 3 (5)..         --           --          --          --        (224)        40
                               ----------   ----------  ----------  ----------  ----------  ---------
Balance, December 31, 2017....        520           --        (191)       (876)        958         --
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2) (3)....          7           22         (69)        376           7         --
Total realized/unrealized
 gains (losses) included in
 AOCI.........................         --           --        (110)         --          --         --
Purchases (4).................         --          196           4          --         198         --
Sales (4).....................       (162)          (2)         --          --        (168)        --
Issuances (4).................         --           --          (1)         --          (3)        --
Settlements (4)...............        (66)          --         175        (204)         (1)        --
Transfers into Level 3 (5)....         --           --          --          --          53         --
Transfers out of Level 3 (5)..         --           (1)         --          --        (107)        --
                               ----------   ----------  ----------  ----------  ----------  ---------
Balance, December 31, 2018.... $      299   $      215  $     (192) $     (704) $      937  $      --
                               ==========   ==========  ==========  ==========  ==========  =========
Changes in unrealized gains
 (losses) included in net
 income (loss) for
 the instruments still held
 at December 31, 2016: (6).... $        8   $       --  $     (166) $     (863) $       --  $      --
                               ==========   ==========  ==========  ==========  ==========  =========
Changes in unrealized gains
 (losses) included in net
 income (loss) for
 the instruments still held
 at December 31, 2017: (6).... $       27   $       --  $      (18) $      452  $       --  $      --
                               ==========   ==========  ==========  ==========  ==========  =========
Changes in unrealized gains
 (losses) included in net
 income (loss) for
 the instruments still held
 at December 31, 2018: (6).... $      (15)  $       23  $       18  $      387  $       --  $      --
                               ==========   ==========  ==========  ==========  ==========  =========
Gains (Losses) Data for the
 year ended December 31, 2016.
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2)
 (3) (10)..................... $        8   $       --  $     (168) $      870  $       (2) $      --
Total realized/unrealized
 gains (losses) included in
 AOCI......................... $       --   $       --  $     (366) $       --  $       --  $      --

--------

(1) Comprised of U.S. and foreign corporate securities.

(2) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(4) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(5) Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(6) Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

(10)Includes $420 million for net embedded derivatives for the year ended December 31, 2016 related to the disposition of NELICO and GALIC. See Note 3.

  Fair Value Option

     The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. The following table presents information for residential mortgage loans which are accounted for under the FVO and were initially measured at fair value.

                                                                                               December 31,
                                                                                         ------------------------
                                                                                            2018         2017
                                                                                         ----------  ------------
                                                                                               (In millions)
Unpaid principal balance................................................................ $      344  $        650
Difference between estimated fair value and unpaid principal balance....................        (45)         (130)
                                                                                         ----------  ------------
Carrying value at estimated fair value.................................................. $      299  $        520
                                                                                         ==========  ============
Loans in nonaccrual status.............................................................. $       89  $        198
Loans more than 90 days past due........................................................ $       41  $         94
Loans in nonaccrual status or more than 90 days past due, or both -- difference between
 aggregate estimated fair value and unpaid principal balance............................ $      (36) $       (102)

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                             At December 31,              Years Ended December 31,
                     -------------------------------  ---------------------------------
                        2018        2017      2016      2018       2017        2016
                     -------      --------- --------- -----     ----------- -----------
                     Carrying Value After Measurement          Gains (Losses)
                     -------------------------------  ---------------------------------
                                               (In millions)
Other limited
 partnership
 interests (1)......     N/A (2)  $      58 $      95   N/A (2) $      (65) $      (59)
Other assets (3).... $    --      $      -- $      -- $  --     $         4 $      (30)

--------

(1)Estimated fair value is determined from information provided on the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. In the future, distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds, the exact timing of which is uncertain.

(2)In connection with the adoption of new guidance related to the recognition and measurement of financial instruments (see Note 1), other limited partnership interests are measured at estimated fair value on a recurring basis, effective January 1, 2018.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(3)During the year ended December 31, 2016, the Company recognized an impairment of computer software in connection with the sale to Massachusetts Mutual Life Insurance Company ("MassMutual") of MetLife, Inc.'s U.S. retail advisor force and certain assets associated with the MetLife Premier Client Group, including all of the issued and outstanding shares of MetLife's affiliated broker-dealer, MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, Inc. (collectively, the "U.S. Retail Advisor Force Divestiture"). See Note 18.

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three-level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                            December 31, 2018
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                             Carrying                              Estimated
                                              Value    Level 1  Level 2   Level 3  Fair Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans.............................. $  63,388 $    -- $      -- $  64,409 $  64,409
Policy loans................................ $   6,061 $    -- $     269 $   6,712 $   6,981
Other invested assets....................... $   2,940 $    -- $   2,673 $     146 $   2,819
Premiums, reinsurance and other receivables. $  14,228 $    -- $     113 $  14,673 $  14,786
Liabilities
Policyholder account balances............... $  72,194 $    -- $      -- $  72,689 $  72,689
Long-term debt.............................. $   1,562 $    -- $   1,746 $      -- $   1,746
Other liabilities........................... $  13,593 $    -- $     448 $  13,189 $  13,637
Separate account liabilities................ $  50,578 $    -- $  50,578 $      -- $  50,578

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                            December 31, 2017
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                             Carrying                              Estimated
                                              Value    Level 1  Level 2   Level 3  Fair Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans.............................. $  57,939 $    -- $      -- $  59,465 $  59,465
Policy loans................................ $   6,006 $    -- $     261 $   6,797 $   7,058
Other limited partnership interests......... $     214 $    -- $      -- $     212 $     212
Other invested assets....................... $   2,260 $    -- $   2,028 $     154 $   2,182
Premiums, reinsurance and other receivables. $  15,024 $    -- $     679 $  14,859 $  15,538
Liabilities
Policyholder account balances............... $  75,323 $    -- $      -- $  76,452 $  76,452
Long-term debt.............................. $   1,661 $    -- $   2,021 $      -- $   2,021
Other liabilities........................... $  13,954 $    -- $     547 $  13,490 $  14,037
Separate account liabilities................ $  61,757 $    -- $  61,757 $      -- $  61,757

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


11. Long-term and Short-term Debt

   Long-term and short-term debt outstanding, excluding debt relating to consolidated securitization entities, was as follows:

                                                                                      December 31,
                                                           ------------------------------------------------------------------

                      Interest Rates (1)                                 2018                             2017
                    ----------------------                 -------------------------------- ---------------------------------

                                                                     Unamortized                      Unamortized
                                    Weighted                Face     Discount and  Carrying  Face     Discount and  Carrying
                        Range       Average   Maturity      Value   Issuance Costs  Value    Value   Issuance Costs Value (2)
                    -------------   -------- -----------   -------- -------------- -------- -------- -------------- ---------
                                                                                     (In millions)
Surplus notes -
 affiliated........ 7.38% -   7.38%  7.38%      2037       $    700    $   (9)     $    691 $    700    $  (10)     $    690
Surplus notes...... 7.80% -   7.88%  7.83%   2024 -   2025      400        (2)          398      400        (3)          397
Other notes (2).... 2.99% -   6.50%  4.92%   2020 -   2058      477        (4)          473      578        (4)          574
                                                           --------    -------     -------- --------    -------     --------
 Total long-term
  debt.............                                           1,577       (15)        1,562    1,678       (17)        1,661
                                                           --------    -------     -------- --------    -------     --------
Total short-term
 debt..............                                             129         --          129      243         --          243
                                                           --------    -------     -------- --------    -------     --------
  Total............                                        $  1,706    $  (15)     $  1,691 $  1,921    $  (17)     $  1,904
                                                           ========    =======     ======== ========    =======     ========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2018.

(2)During 2017, a subsidiary of Metropolitan Life Insurance Company issued $139 million of long-term debt to a third party.

   The aggregate maturities of long-term debt at December 31, 2018 for the next five years and thereafter are $0 in 2019, $3 million in 2020, $0 in 2021, $297 million in 2022, $0 in 2023 and $1.3 billion thereafter.

   Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on Metropolitan Life Insurance Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the New York State Department of Financial Services ("NYDFS").

Term Loans

   MetLife Private Equity Holdings, LLC ("MPEH"), a wholly-owned indirect investment subsidiary, borrowed $350 million in December 2015 under a five-year credit agreement included within other notes in the table above. In November 2017, this agreement was amended to extend the maturity to November 2022, change the amount MPEH may borrow on a revolving basis to $75 million from $100 million, and change the interest rate to a variable rate of three-month London Interbank Offered Rate ("LIBOR") plus 3.25%, payable quarterly, from a variable rate of three-month LIBOR plus 3.70%. In December 2018, this agreement was further amended to change the interest rate to a variable rate of three-month LIBOR plus 3.10%. In connection with the initial borrowing in 2015, $6 million of costs were incurred, and additional costs of $1 million were incurred in connection with the 2017 amendment, which have been capitalized and are being amortized over the term of the loans. MPEH has pledged invested assets to secure the loans; however, these loans are non-recourse to Metropolitan Life Insurance Company. In December 2018, MPEH repaid $50 million of the initial borrowing.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)


Short-term Debt

   Short-term debt with maturities of one year or less was as follows:

                                               December 31,
                                           ---------------------
                                              2018       2017
                                           ---------- ----------
                                           (Dollars in millions)
                Commercial paper.......... $       99 $      100
                Short-term borrowings (1).         30        143
                                           ---------- ----------
                Total short-term debt..... $      129 $      243
                                           ========== ==========
                Average daily balance..... $      213 $      129
                Average days outstanding..    42 days    97 days

--------

(1) Represents short-term debt related to repurchase agreements, secured by assets of a subsidiary.

   During the years ended December 31, 2018, 2017 and 2016, the weighted average interest rate on short-term debt was 3.03%, 1.63% and 0.42%, respectively.

Interest Expense

     Interest expense included in other expenses was $108 million, $106 million and $112 million for the years ended December 31, 2018, 2017 and 2016, respectively. These amounts include $52 million of interest expense related to affiliated debt for each of the three years ended December 31, 2018, 2017 and 2016.

Credit Facility

     At December 31, 2018, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife Funding"), maintained a $3.0 billion unsecured revolving credit facility (the "Credit Facility"). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.

     The Company's Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were $6 million, $5 million and $8 million for the years ended December 31, 2018, 2017 and 2016, respectively, and were included in other expenses.

     Information on the Credit Facility at December 31, 2018 was as follows:

                                                Letters of Credit
                                   Maximum         Used by the      Letters of Credit                Unused
Borrower(s)    Expiration          Capacity        Company (1)    Used by Affiliates (1) Drawdowns Commitments
----------- ------------------ ---------------- ----------------- ---------------------- --------- -----------
                                                                (In millions)

  MetLife,
  Inc.
  and
  MetLife
  Funding,
  Inc...... December 2021 (2)  $      3,000 (2)    $      412           $      34         $    --  $    2,554

--------

(1) MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2018 and is not responsible for any reimbursement obligations under such letters of credit.

(2) All borrowings under the Credit Facility must be repaid by December 20, 2021, except that letters of credit outstanding upon termination may remain outstanding until December 20, 2022.

Debt and Facility Covenants

   Certain of the Company's debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at December 31, 2018.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


12. Equity

Stock-Based Compensation Plans

  The Company does not issue any awards payable in its common stock or options to purchase its common stock.

  An affiliate employs the personnel who conduct most of the Company's business. In accordance with a services agreement with that affiliate, the Company bears a proportionate share of stock-based compensation expense for those employees. Stock-based compensation expense relate to Stock Options, Performance Shares and Restricted Stock Units under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Stock and Incentive Compensation Plan, most of which MetLife, Inc. granted in the first quarter of each year.

  The Company's expense related to stock-based compensation included in other expenses was $35 million, $74 million and $89 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Statutory Equity and Income

  See Note 3 for information on the disposition of NELICO and GALIC.

  Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.

  The state of domicile of Metropolitan Life Insurance Company imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for Metropolitan Life Insurance Company were in excess of 350% and 370% at December 31, 2018 and 2017, respectively.

  Metropolitan Life Insurance Company's foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $332 million and the aggregate actual regulatory capital and surplus of such operations was $378 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. The Company's foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

  New York has adopted certain prescribed accounting practices, that apply to Metropolitan Life Insurance Company, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Consideration Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company for the years ended December 31, 2018 and 2017 by $1.2 billion and $1.1 billion, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


   The tables below present amounts from Metropolitan Life Insurance Company, which are derived from the statutory-basis financial statements as filed with the NYDFS.

   Statutory net income (loss) was as follows:

                                                                Years Ended December 31,
                                                           -----------------------------------
Company                                  State of Domicile    2018        2017        2016
---------------------------------------- ----------------- ----------- ----------- -----------
                                                                      (In millions)
Metropolitan Life Insurance Company (1).     New York       $    3,656  $    1,982  $    3,444

(1)In December 2016, Metropolitan Life Insurance Company transferred all of the issued and outstanding shares of the common stock of each of NELICO and GALIC to MetLife, Inc., in the form of a non-cash extraordinary dividend.

   Statutory capital and surplus was as follows at:

                                                    December 31,
                                           ------------------------------
      Company                                   2018           2017
      ------------------------------------ -------------- ---------------
                                                   (In millions)
      Metropolitan Life Insurance Company.  $      11,098  $       10,384

Dividend Restrictions

   Under the New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under the New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.

   Metropolitan Life Insurance Company paid $3.7 billion and $2.5 billion in dividends to MetLife, Inc. during the years ended December 31, 2018 and 2017, respectively, including amounts where regulatory approval was obtained as required. Under New York State Insurance Law, Metropolitan Life Insurance Company has calculated that it may pay approximately $3.1 billion to MetLife, Inc. without prior insurance regulatory approval during the year ended December 31, 2019.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

                           Unrealized                        Foreign      Defined
                        Investment Gains     Unrealized     Currency      Benefit
                        (Losses), Net of   Gains (Losses)  Translation     Plans
                       Related Offsets (1) on Derivatives   Adjustments  Adjustment       Total
                      -------------------- -------------- ------------- ------------  -------------
                                                      (In millions)
Balance at
 December 31, 2015...     $      3,337      $      1,436    $      (74)  $    (2,014)  $      2,685
OCI before
 reclassifications...              792              (141)          (11)           (4)           636
Deferred income
 tax benefit
 (expense)...........             (286)               49             3            (5)          (239)
                         -------------     -------------   -----------  ------------  -------------
 AOCI before
   reclassifications,
   net of income
   tax...............            3,843             1,344           (82)       (2,023)         3,082
Amounts
 reclassified from
 AOCI................               71               177            --           191            439
Deferred income
 tax benefit
 (expense)...........              (26)              (62)           --           (60)          (148)
                         -------------     -------------   -----------  ------------  -------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....               45               115            --           131            291
                         -------------     -------------   -----------  ------------  -------------
Dispositions (2).....             (456)               --            23            30           (403)
Deferred income
 tax benefit
 (expense)...........              160                --            (8)           (3)           149
                         -------------     -------------   -----------  ------------  -------------
 Dispositions, net
   of income tax.....             (296)               --            15            27           (254)
                         -------------     -------------   -----------  ------------  -------------
Balance at
 December 31, 2016...            3,592             1,459           (67)       (1,865)         3,119
OCI before
 reclassifications...            3,977               122            26           (30)         4,095
Deferred income
 tax benefit
 (expense)...........           (1,287)              (43)           (6)           11         (1,325)
                         -------------     -------------   -----------  ------------  -------------
 AOCI before
   reclassifications,
   net of income
   tax...............            6,282             1,538           (47)       (1,884)         5,889
Amounts
 reclassified from
 AOCI................              102              (970)           --           159           (709)
Deferred income
 tax benefit
 (expense)...........              (33)              338            --           (57)           248
                         -------------     -------------   -----------  ------------  -------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....               69              (632)           --           102           (461)
                         -------------     -------------   -----------  ------------  -------------
Balance at
 December 31, 2017...            6,351               906           (47)       (1,782)         5,428
OCI before
 reclassifications...           (6,326)              (82)          (20)           67         (6,361)
Deferred income
 tax benefit
 (expense)...........            1,381                19            --           (45)         1,355
                         -------------     -------------   -----------  ------------  -------------
 AOCI before
   reclassifications,
   net of income
   tax...............            1,406               843           (67)       (1,760)           422
Amounts
 reclassified from
 AOCI................                8               428            --            34            470
Deferred income
 tax benefit
 (expense)...........               (2)              (96)           --           (13)          (111)
                         -------------     -------------   -----------  ------------  -------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....                6               332            --            21            359
                         -------------     -------------   -----------  ------------  -------------
Cumulative effects
 of changes in
 accounting
 principles..........             (119)               --            --            --           (119)
Deferred income
 tax benefit
 (expense),
 cumulative
 effects of
 changes in
 accounting
 principles..........            1,222               207            (7)         (379)         1,043
                         -------------     -------------   -----------  ------------  -------------
 Cumulative
   effects of
   changes in
   accounting
   principles, net
   of income tax
   (3)...............            1,103               207            (7)         (379)           924
                         -------------     -------------   -----------  ------------  -------------
Transfer to
 affiliate, net of
 tax (4).............               --                --            --         1,857          1,857
                         -------------     -------------   -----------  ------------  -------------
Balance at
 December 31, 2018...     $      2,515      $      1,382    $      (74)  $      (261)  $      3,562
                         =============     =============   ===========  ============  =============

-------------

(1) See Note 8 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

(2) See Note 3.

(3) See Note 1 for further information on adoption of new accounting pronouncements.

(4) See Note 14.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                                Consolidated Statements of
AOCI Components                                         Amounts Reclassified from AOCI             Operations Locations
-------------------------------------------------  ---------------------------------------     ------------------------------
                                                           Years Ended December 31,
                                                   ---------------------------------------
                                                       2018           2017          2016
                                                   ------------   -----------   ------------
                                                                (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)..........  $        89    $       12    $        10   Net investment gains (losses)
Net unrealized investment gains (losses)..........           18             3             21   Net investment income
Net unrealized investment gains (losses)..........         (115)         (117)          (102)  Net derivative gains (losses)
                                                   ------------   -----------   ------------
 Net unrealized investment gains (losses), before
   income tax.....................................           (8)         (102)           (71)
Income tax (expense) benefit......................            2            33             26
                                                   ------------   -----------   ------------
 Net unrealized investment gains (losses), net of
   income tax.....................................           (6)          (69)           (45)
                                                   ------------   -----------   ------------
Unrealized gains (losses) on derivatives - cash
 flow hedges:
Interest rate swaps...............................           23            24             57   Net derivative gains (losses)
Interest rate swaps...............................           18            16             12   Net investment income
Interest rate forwards............................           (1)          (11)            (1)  Net derivative gains (losses)
Interest rate forwards............................            2             2              3   Net investment income
Foreign currency swaps............................         (469)          938           (251)  Net derivative gains (losses)
Foreign currency swaps............................           (3)           (1)            (1)  Net investment income
Credit forwards...................................            1             1              3   Net derivative gains (losses)
Credit forwards...................................            1             1              1   Net investment income
                                                   ------------   -----------   ------------
 Gains (losses) on cash flow hedges, before
   income tax.....................................         (428)          970           (177)
Income tax (expense) benefit......................           96          (338)            62
                                                   ------------   -----------   ------------
 Gains (losses) on cash flow hedges, net of
   income tax.....................................         (332)          632           (115)
                                                   ------------   -----------   ------------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)......          (35)         (179)          (198)
Amortization of prior service (costs) credit......            1            20              7
                                                   ------------   -----------   ------------
 Amortization of defined benefit plan items,
   before income tax..............................          (34)         (159)          (191)
Income tax (expense) benefit......................           13            57             60
                                                   ------------   -----------   ------------
 Amortization of defined benefit plan items, net
   of income tax..................................          (21)         (102)          (131)
                                                   ------------   -----------   ------------
 Total reclassifications, net of income tax.......  $      (359)   $      461    $      (291)
                                                   ============   ===========   ============

-------------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


13. Other Revenues and Other Expenses

Other Revenues

   Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

                                                              Year Ended
                                                           -----------------
                                                           December 31, 2018
                                                           -----------------
                                                             (In millions)
   Prepaid legal plans....................................    $        286
   Recordkeeping and administrative services (1)..........             220
   Administrative services-only contracts.................             205
   Other revenue from service contracts from customers....              38
                                                             -------------
     Total revenues from service contracts from customers.    $        749
   Other (2)..............................................             837
                                                             -------------
     Total other revenues.................................    $      1,586
                                                             =============

--------

(1)Related to products and businesses no longer actively marketed by the Company.

(2)Other primarily includes reinsurance ceded. See Note 6.

Other Expenses

   Information on other expenses was as follows:

                                                          Years Ended December 31,
                                                          ----------------------
                                                           2018     2017    2016
                                                          ------   ------  ------
                                                               (In millions)
General and administrative expenses...................... $2,458   $2,608  $2,598
Pension, postretirement and postemployment benefit costs.     66      167     251
Premium taxes, other taxes, and licenses & fees..........    366      273     367
Commissions and other variable expenses..................  1,757    1,801   2,366
Capitalization of DAC....................................    (34)     (61)   (332)
Amortization of DAC and VOBA.............................    470      241     441
Interest expense on debt.................................    108      106     112
                                                          ------   ------  ------
  Total other expenses................................... $5,191   $5,135  $5,803
                                                          ======   ======  ======

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Expenses related to Debt

  See Note 11 for additional information on interest expense on debt.

Affiliated Expenses

   Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 11 and 18 for a discussion of affiliated expenses included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Other Revenues and Other Expenses (continued)


Restructuring Charges

   In 2016, the Company completed a previous enterprise-wide strategic initiative. These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Information regarding restructuring charges was as follows:

                                                                       Year Ended December 31, 2016
                                                                    ---------------------------------
                                                                                Lease and
                                                                                  Asset
                                                                     Severance  Impairment    Total
                                                                    ----------  ---------- ----------
                                                                              (In millions)
Balance at January 1,.............................................. $       17  $       4  $       21
Restructuring charges..............................................         --          1           1
Cash payments......................................................        (17)        (4)        (21)
                                                                    ----------  ---------  ----------
Balance at December 31,............................................ $       --  $       1  $        1
                                                                    ==========  =========  ==========
Total restructuring charges incurred since inception of initiative. $      306  $      47  $      353
                                                                    ==========  =========  ==========

14. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

   Through September 30, 2018, the Company sponsored and administered various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering employees who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. In September 2018, the qualified and nonqualified defined benefit pension plans were amended, effective January 1, 2023, to provide benefits accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The nonqualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated an equitable share of net expense related to the plans, proportionate to other expenses being allocated to these affiliates.

   Through September 30, 2018, the Company also provided certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of MetLife who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees of MetLife hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. In September 2018, the postretirement medical and life insurance benefit plans were amended, effective January 1, 2023, to discontinue the accrual of the employer subsidy credits for eligible employees.

   As of October 1, 2018, except for the nonqualified defined benefit pension plan, the plan sponsor was changed from the Company to an affiliate (the "Transferred Plans"). The Company transferred the net benefit obligation and plan assets at book value as of September 30, 2018 as an additional paid-in-capital transaction, including the related unrecognized AOCI. The Company remains a participating affiliate of the Transferred Plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


  Obligations and Funded Status

                                                                             December 31,
                                                   ----------------------------------------------------------------
                                                                 2018                             2017
                                                   --------------------------------  ------------------------------
                                                                         Other                           Other
                                                       Pension        Postretirement    Pension       Postretirement
                                                       Benefits (1)     Benefits      Benefits (1)      Benefits
                                                   ---------------- ---------------- -------------  ----------------
                                                                             (In millions)
Change in benefit obligations:
Benefit obligations at January 1,.................   $      10,479    $      1,656    $      9,837    $      1,742
Transfer to affiliate (2).........................          (9,316)         (1,648)             --              --
Service costs.....................................              18              --             169               6
Interest costs....................................              42               1             415              75
Plan participants' contributions..................              --              --              --              33
Plan amendments...................................             (20)             --              --              --
Net actuarial (gains) losses......................             (40)             (2)            618             (96)
Divestitures, settlements and curtailments........              --              15               3               2
Benefits paid.....................................             (83)             (1)           (563)           (106)
Effect of foreign currency translation............              --              (2)             --              --
                                                    --------------   -------------   -------------   -------------
 Benefit obligations at December 31,..............           1,080              19          10,479           1,656
                                                    --------------   -------------   -------------   -------------
Change in plan assets:
Estimated fair value of plan assets at January 1,.           9,371           1,426           8,721           1,379
Transfer to affiliate (2).........................          (9,371)         (1,426)             --              --
Actual return on plan assets......................              --               2             947             124
Divestitures, settlements and curtailments........              --              18              --              --
Plan participants' contributions..................              --              --              --              33
Employer contributions............................              83              --             266              (4)
Benefits paid.....................................             (83)             (1)           (563)           (106)
Foreign exchange impact...........................              --              (1)             --              --
                                                    --------------   -------------   -------------   -------------
 Estimated fair value of plan assets at
   December 31,...................................              --              18           9,371           1,426
                                                    --------------   -------------   -------------   -------------
 Over (under) funded status at December 31,.......   $      (1,080)   $         (1)   $     (1,108)   $       (230)
                                                    ==============   =============   =============   =============
Amounts recognized on the consolidated balance
 sheets:
Other assets......................................   $          --    $          5    $         55    $        160
Other liabilities.................................          (1,080)             (6)         (1,163)           (390)
                                                    --------------   -------------   -------------   -------------
 Net amount recognized............................   $      (1,080)   $         (1)   $     (1,108)   $       (230)
                                                    ==============   =============   =============   =============
AOCI:
Net actuarial (gains) losses......................   $         360    $         (5)   $      2,831    $        (55)
Prior service costs (credit)......................             (22)              1             (10)            (26)
                                                    --------------   -------------   -------------   -------------
 AOCI, before income tax..........................   $         338    $         (4)   $      2,821    $        (81)
                                                    ==============   =============   =============   =============
 Accumulated benefit obligation...................   $       1,040             N/A    $     10,180             N/A
                                                    ==============                   =============

--------

(1) Includes nonqualified unfunded plans, for which the aggregate PBO was $1.1 billion and $1.2 billion at December 31, 2018 and 2017, respectively.

(2) Transfer to affiliate represents the Transferred Plans' book value as of September 30, 2018, net of the related 2018 net periodic benefit costs. See "-- Net Periodic Benefit Costs."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


   Information for pension plans with PBOs in excess of plan assets and accumulated benefit obligations ("ABO") in excess of plan assets was as follows at:

                                                            December 31,
                                         -----------------------------------------------------------------
                                                2018          2017               2018             2017
                                           ------------    ------------     ------------    ------------
                                         PBO Exceeds Estimated Fair Value ABO Exceeds Estimated Fair Value
                                              of Plan Assets                   of Plan Assets
                                         -------------------------------- --------------------------------
                                                                    (In millions)
Projected benefit obligations........... $      1,080     $      1,163    $      1,080     $      1,163
Accumulated benefit obligations......... $      1,040     $      1,116    $      1,040     $      1,116
Estimated fair value of plan assets..... $         --     $         --    $         --     $         --

  Net Periodic Benefit Costs

      The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                                          Years Ended December 31,
                                           -------------------------------------------------------------------------------------
                                                       2018                         2017                         2016
                                           ---------------------------  ---------------------------  ---------------------------
                                                            Other                        Other                        Other
                                            Pension      Postretirement  Pension      Postretirement  Pension      Postretirement
                                            Benefits       Benefits      Benefits       Benefits      Benefits       Benefits
                                           ----------  ---------------- ----------  ---------------- ----------  ----------------
                                                                               (In millions)
Net periodic benefit costs:
Service costs.............................   $    123      $        4     $    169     $          6    $    203       $     9
Interest costs............................        290              41          415               75         415            82
Settlement and curtailment costs (1)......         --              --            3                2           1            30
Expected return on plan assets............       (394)            (54)        (509)             (72)       (527)          (74)
Amortization of net actuarial (gains)
 losses...................................        142             (26)         189               --         188            10
Amortization of prior service costs
 (credit).................................         (1)            (14)          (1)             (22)         (1)           (6)
Allocated to affiliates...................        (66)             19          (48)               1         (64)           (9)
                                           ----------    ------------   ----------   --------------  ----------     ---------
 Total net periodic benefit costs
   (credit) (2)...........................         94             (30)         218              (10)        215            42
                                           ----------    ------------   ----------   --------------  ----------     ---------
Other changes in plan assets and benefit
 obligations recognized in OCI:
Net actuarial (gains) losses..............        (40)             (4)         181             (148)        176          (121)
Prior service costs (credit)..............        (20)             --           --               --         (11)          (40)
Amortization of net actuarial (gains)
 losses...................................        (35)             --         (189)              --        (188)          (10)
Amortization of prior service (costs)
 credit...................................          1              --            1               22           1             6
Transfer to affiliate (3).................     (2,389)             81           --               --          --            --
Dispositions (4)..........................         --              --           --               --         (32)            2
                                           ----------    ------------   ----------   --------------  ----------     ---------
 Total recognized in OCI..................     (2,483)             77           (7)           (126)         (54)         (163)
                                           ----------    ------------   ----------   --------------  ----------     ---------
 Total recognized in net periodic benefit
   costs and OCI..........................   $ (2,389)     $       47     $    211     $      (136)    $    161       $  (121)
                                           ==========    ============   ==========   ==============  ==========     =========

--------

(1) The Company recognized curtailment charges in 2016 on certain postretirement benefit plans in connection with the U.S. Retail Advisor Force Divestiture. See Note 18.

(2) Includes costs (credit) related to Transferred Plans of $65 million and ($49) million for pension benefits and other postretirement benefits, respectively, for the year ended December 31, 2018.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


(3) Transfer to affiliate represents the Transferred Plans' book value as of September 30, 2018, net of the related 2018 other changes in plan assets and benefit obligations recognized in OCI.

(4) See Note 3.

     The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit pension plans that will be amortized from AOCI into net periodic benefit costs over the next year are $25 million and ($3) million, respectively.

  Assumptions

     Assumptions used in determining benefit obligations were as follows:

                                   Pension Benefits   Other Postretirement Benefits
                               -------------------- -------------------------------
December 31, 2018
Weighted average discount rate        4.35%                      3.75%
Rate of compensation increase.   2.25%  -  8.50%                  N/A
December 31, 2017
Weighted average discount rate        3.65%                      3.70%
Rate of compensation increase.   2.25%  -  8.50%                  N/A

     Assumptions used in determining net periodic benefit costs for the U.S. plans were as follows:

                                   Pension Benefits   Other Postretirement Benefits
                               -------------------- -------------------------------
Year Ended December 31, 2018
Weighted average discount rate        3.65%                      3.70%
Weighted average expected
 rate of return on plan assets        5.75%                      5.11%
Rate of compensation increase.   2.25%  -  8.50%                  N/A
Year Ended December 31, 2017
Weighted average discount rate        4.30%                      4.45%
Weighted average expected
 rate of return on plan assets        6.00%                      5.36%
Rate of compensation increase.   2.25%  -  8.50%                  N/A
Year Ended December 31, 2016
Weighted average discount rate        4.13%                      4.37%
Weighted average expected
 rate of return on plan assets        6.00%                      5.53%
Rate of compensation increase.   2.25%  -  8.50%                  N/A

     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

     The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected rate of return on plan assets for use in the plan valuation in 2019 is currently anticipated to be 4.00% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                   December 31,
                                                   ---------------------------------------------
                                                            2018                   2017
                                                   ---------------------- ----------------------
                                                      Before   Age 65 and    Before   Age 65 and
                                                    Age 65      older      Age 65      older
                                                   --------- ------------ --------- ------------
Following year....................................   6.6%        6.6%       5.6%        6.6%
Ultimate rate to which cost increase is assumed
 to decline.......................................   4.0%        4.0%       4.0%        4.3%
Year in which the ultimate trend rate is reached..   2040        2040       2086        2098

     Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2018:

                                                            One Percent   One Percent
                                                            Increase      Decrease
                                                          ------------- -------------
                                                                 (In millions)
Effect on total of service and interest costs components.  $        --   $        --
Effect of accumulated postretirement benefit obligations.  $         1   $       (1)

  Plan Assets

     Through September 30, 2018, the Company provided MetLife employees with benefits under various Employee Retirement Income Security Act of
  1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by the Company, and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity securities AFS, equity securities, derivatives, real estate, private equity investments and hedge fund investments.

     The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any of the given Managers.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maximizing the Invested Plan's funded status;
  (ii) minimizing the volatility of the Invested Plan's funded status;
  (iii) generating asset returns that exceed liability increases; and
  (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of the Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and recommend asset allocations.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

     As part of the plan sponsor changes, the plan assets associated with the table below were transferred to an affiliate as of October 1, 2018. The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by major asset class at December 31, 2017 for the Invested Plans:

                                                                Other Postretirement
                                             Pension Benefits      Benefits (1)
                                         -------------------- ----------------------
                                                Actual                Actual
                                              Allocation            Allocation
                                         -------------------- ----------------------
Asset Class
Fixed maturity securities AFS...........               82%                   84%
Equity securities (2)...................               10%                   15%
Alternative securities (3)..............                8%                    1%
                                            --------------        --------------
   Total assets.........................              100%                  100%
                                            ==============        ==============

-------------

(1) Other postretirement benefits do not reflect postretirement life insurance plan assets invested in fixed maturity securities AFS.

(2) Equity securities percentage includes derivative assets.

(3) Alternative securities primarily include hedge, private equity and real estate funds.

  Estimated Fair Value

     The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as described in Note 10, based upon the significant input with the lowest level in its valuation. The Level 2 asset category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate accounts is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities. The Level 3 asset category includes separate accounts that are invested in assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     At December 31, 2018, other postretirement plan assets measured at estimated fair value on a recurring basis were $18 million and were classified as short-term investments Level 2. At December 31, 2017, the pension and other postretirement plan assets measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                     December 31, 2017
                                    -----------------------------------------------------------------------------------
                                                Pension Benefits                    Other Postretirement Benefits
                                    ----------------------------------------- -----------------------------------------
                                        Fair Value Hierarchy                            Fair Value Hierarchy
                                    -----------------------------             -----------------------------------------
                                                                     Total                                     Total
                                                                   Estimated                                 Estimated
                                      Level 1   Level 2   Level 3  Fair Value   Level 1   Level 2   Level 3  Fair Value
                                    --------- --------- --------- ----------- --------- --------- --------- -----------
                                                                       (In millions)
Assets
Fixed maturity securities AFS:
Corporate..........................  $    --   $  3,726   $    1    $  3,727    $   20    $  362     $--      $    382
U.S. government bonds..............    1,256        528       --       1,784       269         6      --           275
Foreign bonds......................       --        937       --         937        --        94      --            94
Federal agencies...................       35        134       --         169        --        17      --            17
Municipals.........................       --        335       --         335        --        28      --            28
Short-term investments.............      135        192       --         327         8       391      --           399
Other (1)..........................        7        383        9         399        --        68      --            68
                                    --------  ---------  -------   ---------   -------   -------    ----     ---------
  Total fixed maturity securities
   AFS.............................    1,433      6,235       10       7,678       297       966      --         1,263
                                    --------  ---------  -------   ---------   -------   -------    ----     ---------
Equity securities..................      797         91        3         891       153        --      --           153
Other investments..................       --        144      622         766        --         9      --             9
Derivative assets..................       33          2        1          36         1        --      --             1
                                    --------  ---------  -------   ---------   -------   -------    ----     ---------
  Total assets.....................  $ 2,263   $  6,472   $  636    $  9,371    $  451    $  975     $--      $  1,426
                                    ========  =========  =======   =========   =======   =======    ====     =========

-------------

(1) Other primarily includes money market securities, mortgage-backed securities, collateralized mortgage obligations and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                  ----------------------------------------------------------------------
                                                                       Pension Benefits
                                                  ----------------------------------------------------------------------
                                                  Fixed Maturity Securities
                                                          AFS:
                                                  --------------------------
                                                                                Equity          Other        Derivative
                                                   Corporate     Other (1)     Securities     Investments     Assets
                                                  ----------    ----------    -----------    ------------   -----------
                                                                        (In millions)
Balance, January 1, 2017.........................   $    --       $    9         $   --        $    634       $    64
Realized gains (losses)..........................       (10)          --              2              --           (22)
Unrealized gains (losses)........................        10           --             --             (12)            6
Purchases, sales, issuances and settlements, net.        --            7             (4)             --           (47)
Transfers into and/or out of Level 3.............         1           (7)             5              --            --
                                                  ----------    ----------    -----------    ------------   -----------
Balance, December 31, 2017.......................   $     1       $    9         $    3        $    622       $     1
Realized gains (losses)..........................        --           --             --              --            --
Unrealized gains (losses)........................        --           --             --              --            --
Purchases, sales, issuances and settlements, net.        --           --             --              --            --
Transfers into and/or out of Level 3.............        --           --             --              --            --
Transfer to affiliate............................        (1)          (9)            (3)           (622)           (1)
                                                  ----------    ----------    -----------    ------------   -----------
Balance, December 31, 2018.......................   $    --       $   --         $   --        $     --       $    --
                                                  ==========    ==========    ===========    ============   ===========

--------

(1) Other includes ABS and collateralized mortgage obligations.

     For the years ended December 31, 2018 and 2017, there were no other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs.

  Expected Future Contributions and Benefit Payments

     Benefit payments due under the nonqualified pension plans are primarily funded from the Company's general assets as they become due under the provisions of the plans, and therefore benefit payments equal employer contributions. The Company expects to make contributions of $70 million to fund the benefit payments in 2019.

     Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets.

     Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                               Pension Benefits   Other Postretirement Benefits
                           -------------------- -------------------------------
                                              (In millions)
 2019.....................       $           69                    $          1
 2020.....................       $           73                    $          1
 2021.....................       $           64                    $          1
 2022.....................       $           68                    $          1
 2023.....................       $           73                    $          1
 2024-2028................       $          381                    $          6

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


  Additional Information

     As previously discussed, most of the assets of the pension benefit plans are held in a group annuity contract issued by the Company while some of the assets of the postretirement benefit plans are held in a trust which largely utilizes life insurance contracts issued by the Company to hold such assets. Total revenues from these contracts recognized on the consolidated statements of operations were $56 million, $56 million and $57 million for the years ended December 31, 2018, 2017 and 2016, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited (debited) to the account balances was ($448) million, $1.1 billion and $660 million for the years ended
  December 31, 2018, 2017 and 2016, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

     Through September 30, 2018, the Company sponsored defined contribution plans for substantially all MetLife employees under which a portion of employee contributions are matched. As of October 1, 2018, the plan's sponsor for the defined contribution plans was moved from the Company to an affiliate. The Company contributed $42 million, $65 million and $73 million for the years ended December 31, 2018, 2017 and 2016, respectively.

15. Income Tax

   The provision for income tax was as follows:

                                                  Years Ended December 31,
                                                  -----------------------
                                                    2018     2017    2016
                                                  ------  -------  ------
                                                       (In millions)
     Current:
     U.S. federal................................  $ 217  $ 1,511   $ 675
     U.S. state and local........................      9        4       5
     Non-U.S.....................................     91       14      40
                                                  ------  -------  ------
      Subtotal...................................    317    1,529     720
                                                  ------  -------  ------
     Deferred:
     U.S. federal................................    (88)  (2,099)   (539)
     Non-U.S.....................................    (56)       9      18
                                                  ------  -------  ------
      Subtotal...................................   (144)  (2,090)   (521)
                                                  ------  -------  ------
      Provision for income tax expense (benefit).  $ 173  $  (561)  $ 199
                                                  ======  =======  ======

  The Company's income (loss) before income tax expense (benefit) was as follows:

                                    Years Ended December 31,
                                   -------------------------
                                    2018     2017      2016
                                   ------- --------  -------
                                         (In millions)
                   Income (loss):
                   U.S............  $1,202  $ 4,045   $2,379
                   Non-U.S........   3,107   (1,079)    (438)
                                   ------- --------  -------
                    Total.........  $4,309  $ 2,966   $1,941
                                   ======= ========  =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


  The reconciliation of the income tax provision at the U.S. statutory rate (21% in 2018; 35% in 2017 and 2016) to the provision for income tax as reported was as follows:

                                                  Years Ended December 31,
                                                  ------------------------
                                                   2018     2017     2016
                                                  ------  --------  ------
                                                        (In millions)
     Tax provision at U.S. statutory rate........  $ 905   $ 1,039   $ 679
     Tax effect of:
     Dividend received deduction.................    (34)      (65)    (79)
     Tax-exempt income...........................    (13)      (49)    (38)
     Prior year tax (1)..........................   (175)      (29)    (33)
     Low income housing tax credits..............   (284)     (278)   (270)
     Other tax credits...........................    (77)     (101)    (98)
     Foreign tax rate differential...............     (8)       --       1
     Change in valuation allowance...............      1        --      (1)
     U.S. Tax Reform impact (2) (3)..............   (139)   (1,089)     --
     Other, net..................................     (3)       11      38
                                                  ------  --------  ------
      Provision for income tax expense (benefit).  $ 173   $  (561)  $ 199
                                                  ======  ========  ======

--------

(1) As discussed further below, for the year ended December 31, 2018, prior year tax includes a $168 million non-cash benefit related to an uncertain tax position.

(2) For the year ended December 31, 2018, U.S. Tax Reform impact includes a $139 million tax benefit related to the adjustment of deferred taxes due to the U.S. tax rate change. This excludes $12 million of tax provision at the U.S. statutory rate for a total tax reform benefit of $151 million.

(3) For the year ended December 31, 2017, U.S. Tax Reform impact of ($1.1) billion excludes ($23) million of tax provision at the U.S. statutory rate for a total tax reform benefit of ($1.1) billion.

  On December 22, 2017, President Trump signed into law U.S. Tax Reform. U.S. Tax Reform includes numerous changes in tax law, including a permanent reduction in the U.S. federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018. U.S. Tax Reform moves the United States from a worldwide tax system to a participation exemption system by providing corporations a 100% dividends received deduction for dividends distributed by a controlled foreign corporation. To transition to that new system, U.S. Tax Reform imposed a one-time deemed repatriation tax on unremitted earnings and profits at a rate of 8.0% for illiquid assets and 15.5% for cash and cash equivalents.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   The incremental financial statement impact related to U.S. Tax Reform was as follows:

                                                                              Years Ended December 31,
                                                                             -------------------------
                                                                                2018          2017
                                                                             ----------  -------------
                                                                                   (In millions)
Income (loss) before provision for income tax...............................  $     (58)  $        (66)
Provision for income tax expense (benefit):
Deferred tax revaluation....................................................       (151)        (1,112)
                                                                             ----------  -------------
 Total provision for income tax expense (benefit)...........................       (151)        (1,112)
                                                                             ----------  -------------
Income (loss), net of income tax............................................         93          1,046
Income tax (expense) benefit related to items of other comprehensive income
  (loss)....................................................................         --            133
                                                                             ----------  -------------
Increase to net equity from U.S. Tax Reform.................................  $      93   $      1,179
                                                                             ==========  =============

  In accordance with SAB 118 issued by the U.S. Securities and Exchange Commission ("SEC") in December 2017, the Company recorded provisional amounts for certain items for which the income tax accounting is not complete. For these items, the Company recorded a reasonable estimate of the tax effects of U.S. Tax Reform. The estimates were reported as provisional amounts during the measurement period, which did not exceed one year from the date of enactment of U.S. Tax Reform. The Company reflected adjustments to its provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts.

   As of December 31, 2017, the following items were considered provisional estimates due to complexities and ambiguities in U.S. Tax Reform which resulted in incomplete accounting for the tax effects of these provisions. Further guidance, either legislative or interpretive, and analysis were completed during the measurement period. As a result, the following updates were made to complete the accounting for these items as of December 31, 2018:

   . Deemed Repatriation Transition Tax - The Company recorded a $1 million charge for this item for the year ended December 31, 2017. For the year ended December 31, 2018, the Company did not record an additional tax charge.

   . Global Intangible Low-Tax Income ("GILTI") - U.S. Tax Reform imposes a minimum tax on GILTI, which is generally the excess income of foreign subsidiaries over a 10% rate of routine return on tangible business assets. For the year ended December 31, 2017, the Company did not record a tax charge for this item. In 2018, the Company established an accounting policy in which it treats taxes due on GILTI as a current-period expense when incurred. For the year ended December 31, 2018, the Company did not record a tax charge.

   . Compensation and Fringe Benefits - U.S. Tax Reform limits certain employer deductions for fringe benefit and related expenses and also repeals the exception allowing the deduction of certain performance-based compensation paid to certain senior executives. The Company recorded an $8 million tax charge, included within the deferred tax revaluation as of December 31, 2017. The Company determined that no additional adjustment was required for the year ended December 31, 2018.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   . Alternative Minimum Tax Credits - U.S. Tax Reform eliminates the corporate alternative minimum tax and allows for minimum tax credit carryforwards to be used to offset future regular tax or to be refunded 50% each tax year beginning in 2018, with any remaining balance fully refunded in 2021. However, pursuant to the requirements of the Balanced Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued for corporations claiming refundable prior year alternative minimum tax credits are subject to a sequestration rate of 6.2%. The application of this fee to refunds in future years is subject to further guidance. Additionally, the sequestration reduction rate in effect at the time is subject to uncertainty. For the year ended December 31, 2017, the Company recorded a $7 million tax charge included within the deferred tax revaluation. For the year ended December 31, 2018, the Company determined that no additional adjustment was required. In early 2019, the Internal Revenue Service ("IRS") issued guidance indicating that for years beginning after December 31, 2017, refund payments and credit elect and refund offset transactions due to refundable minimum tax credits will not be subject to sequestration. The Company will incorporate the impacts of this IRS announcement in 2019.

   . Tax Credit Partnerships - The reduction in the federal corporate income tax rate due to U.S. Tax Reform required adjustments for multiple investment portfolios, including tax credit partnerships and tax-advantaged leveraged leases. Certain tax credit partnership investments derive returns in part from income tax credits. The Company recognizes changes in tax attributes at the partnership level when reported by the investee in its financial information. The Company did not receive the necessary investee financial information to determine the impact of U.S. Tax Reform on the tax attributes of its tax credit partnership investments until the third quarter of 2018. Accordingly, prior to the third quarter of 2018, the Company applied prior law to these equity method investments in accordance with SAB 118. For the year ended December 31, 2018, after receiving additional investee information, a reduction in tax credit partnerships' equity method income of $46 million, net of income tax, was included in net investment income. The tax-advantaged leveraged lease portfolio is valued on an after-tax yield-basis. In 2018, the Company received third party data that was used to complete a comprehensive review of its portfolio to determine the full and complete impact of U.S. Tax Reform on these investments. As a result of this review, a tax benefit of $126 million was recorded for the year ended December 31, 2018.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


  Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                       --------------
                                                        2018    2017
                                                       ------ -------
                                                        (In millions)
         Deferred income tax assets:
         Policyholder liabilities and receivables..... $1,491 $ 1,361
         Net operating loss carryforwards.............     22      23
         Employee benefits............................    518     595
         Tax credit carryforwards.....................  1,038   1,127
         Litigation-related and government mandated...    131     117
         Other........................................     --     437
                                                       ------ -------
           Total gross deferred income tax assets.....  3,200   3,660
         Less: Valuation allowance....................     21      20
                                                       ------ -------
           Total net deferred income tax assets.......  3,179   3,640
                                                       ------ -------
         Deferred income tax liabilities:
         Investments, including derivatives...........  1,516   1,989
         Intangibles..................................     32      32
         DAC..........................................    558     673
         Net unrealized investment gains..............    987   2,313
         Other........................................     43       2
                                                       ------ -------
           Total deferred income tax liabilities......  3,136   5,009
                                                       ------ -------
           Net deferred income tax asset (liability).. $   43 $(1,369)
                                                       ====== =======

  The Company also has recorded a valuation allowance charge of $1 million related to certain U.S. state net operating loss carryforwards for the year ended December 31, 2018. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain U.S. state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

  U.S. state net operating loss carryforwards of $140 million at December 31, 2018 will expire beginning in 2034.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


  The following table sets forth the general business credits and other credit carryforwards for tax return purposes at December 31, 2018.

                                  Tax Credit Carryforwards
                                -----------------------------
                                General Business
                                    Credits         Other
                                ---------------- ------------
                                        (In millions)
                   Expiration:
                   2019-2023...     $         --  $        --
                   2024-2028...               --           --
                   2029-2033...              200           --
                   2034-2038...            1,139           --
                   Indefinite..               --           90
                                   ------------- ------------
                                    $      1,339  $        90
                                   ============= ============

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from affiliates included $27 million and $203 million for the years ended December 31, 2018 and 2017, respectively.

  The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for refund claims filed in 2017 with the IRS for 2000 through 2002 to recover tax and interest predominantly related to the disallowance of certain foreign tax credits for which the Company received a statutory notice of deficiency in 2015 and paid the tax thereon. The disallowed foreign tax credits relate to certain non-U.S. investments held by Metropolitan Life Insurance Company in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture until early 2009.

  For tax years 2003 through 2006, the Company entered into binding agreements with the IRS under which all remaining issues, including the foreign tax credit matter noted above, for these years were resolved. Accordingly, in the fourth quarter of 2018, the Company recorded a non-cash benefit to net income of $349 million, net of tax, comprised of a $168 million tax benefit recorded in provision for income tax expense (benefit) and a $229 million interest benefit ($181 million, net of tax) included in other expenses. For tax years 2000 through 2002 (which are closed to IRS examination except for the refund claim described above) and 2007 through 2009 (which are the subject of the current IRS examination), the Company has established adequate reserves for tax liabilities. The Company continues to pursue final resolution of disallowed foreign tax credits, as well as related issues, for the open tax years in a manner consistent with the final resolution of such issues for 2003 through 2006. Although the final timing and details of any such resolution remain uncertain, and could be affected by many factors, closure with the IRS for tax years 2000 through 2002, and 2007 through 2009, may occur in 2019.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                               Years Ended December 31,
                                                                               ----------------------
                                                                                2018     2017    2016
                                                                               ------   -----  -------
                                                                                    (In millions)
Balance at January 1,.........................................................  $ 890    $931   $1,075
Additions for tax positions of prior years....................................      3      --        7
Reductions for tax positions of prior years (1)...............................   (169)    (38)    (109)
Additions for tax positions of current year...................................      3       4        6
Reductions for tax positions of current year..................................     --      (1)      --
Settlements with tax authorities (2)..........................................   (285)     (6)     (48)
                                                                               ------   -----  -------
Balance at December 31,.......................................................  $ 442    $890   $  931
                                                                               ======   =====  =======
Unrecognized tax benefits that, if recognized would impact the effective rate.  $ 442    $890   $  931
                                                                               ======   =====  =======

--------

(1) The decrease in 2018 is primarily related to the non-cash benefit from the tax audit settlement discussed above.

(2) The decrease in 2018 is primarily related to the tax audit settlement, of which $284 million was reclassified to the current income tax payable account.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest was as follows:

                                                                      Years Ended December 31,
                                                                      -----------------------
                                                                       2018     2017   2016
                                                                      ------    ----   ----
                                                                        (In millions)
Interest expense (benefit) recognized on the consolidated statements
  of operations (1).................................................. $(457)    $ 47   $(33)

                                                                                December 31,
                                                                                -------------
                                                                                2018   2017
                                                                                ----   ----
                                                                                (In millions)
Interest included in other liabilities on the consolidated balance
  sheets.............................................................           $196   $653

--------

(1) The decrease in 2018 is primarily related to the tax audit settlement, of which $184 million was recorded in other expenses and $273 million was reclassified to the current income tax payable account.

   The Company had no penalties for the years ended December 31, 2018, 2017 and 2016.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


16. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

     The Company is a defendant in a large number of litigation matters. Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor, broker-dealer, and taxpayer.

     The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

     In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2018. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Matters as to Which an Estimate Can Be Made

     For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual. As of December 31, 2018, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $425 million.

  Matters as to Which an Estimate Cannot Be Made

     For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   Asbestos-Related Claims

      Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

      Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                          December 31,
                                             --------------------------------------
                                                 2018         2017         2016
                                             ------------ ------------ ------------
                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.       62,522       62,930       67,223
Number of new claims during the year........        3,359        3,514        4,146
Settlement payments during the year (1)..... $       51.4 $       48.6 $       50.2

-------------

(1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses.

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
   (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims to $502 million at December 31, 2018.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida

      In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. In September 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party agreed to be responsible for certain environmental testing at the Chemform Site. The EPA may seek additional costs if the environmental testing identifies issues. The EPA and Metropolitan Life Insurance Company have reached a settlement in principle on the EPA's claim for past costs. The Company estimates that the aggregate cost to resolve this matter, including the settlement for claims of past costs and the costs of environmental testing, will not exceed $300 thousand.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   Sun Life Assurance Company of Canada Indemnity Claim

      In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company that were subsequently transferred to Sun Life. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto alleging sales practices claims regarding the policies sold by Metropolitan Life Insurance Company and transferred to Sun Life (the "Ontario Litigation"). On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that another purported class action lawsuit was filed against Sun Life in Vancouver, BC alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. In September 2018, the Court of Appeal for Ontario affirmed the lower court's decision to not certify the sales practices claims in the Ontario Litigation. These sales practices cases against Sun Life are ongoing, and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

   Owens v. Metropolitan Life Insurance Company (N.D. Ga., filed April 17, 2014)

      Plaintiff filed this class action lawsuit on behalf of persons for whom Metropolitan Life Insurance Company established a Total Control Account ("TCA") to pay death benefits under an ERISA plan. The action alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option for life insurance benefits under some group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiff seeks disgorgement of profits that Metropolitan Life Insurance Company realized on accounts owned by members of the class. In addition, plaintiff, on behalf of a subgroup of the class, seeks interest under Georgia's delayed settlement interest statute, alleging that the use of the TCA as the settlement option did not constitute payment. On
   September 27, 2016, the court denied Metropolitan Life Insurance Company's summary judgment motion in full and granted plaintiff's partial summary judgment motion. On September 29, 2017, the court certified a nationwide class. The court also certified a Georgia subclass. The Company intends to defend this action vigorously.

   Voshall v. Metropolitan Life Insurance Company (Superior Court of the State of California, County of Los Angeles, April 8, 2015)

      Plaintiff filed this putative class action lawsuit on behalf of himself and all persons covered under a long-term group disability income insurance policy issued by Metropolitan Life Insurance Company to public entities in California between April 8, 2011 and April 8, 2015. Plaintiff alleges that Metropolitan Life Insurance Company improperly reduced benefits by including cost of living adjustments and employee paid contributions in the employer retirement benefits and other income that reduces the benefit payable under such policies. Plaintiff asserts causes of action for declaratory relief, violation of the California Business & Professions Code, breach of contract and breach of the implied covenant of good faith and fair dealing. The parties reached a settlement, which the court approved on January 3, 2019.

   Martin v. Metropolitan Life Insurance Company (Superior Court of the State of California, County of Contra Costa, filed December 17, 2015)

     Plaintiffs filed this putative class action lawsuit on behalf of themselves and all California persons who have been charged compound interest by Metropolitan Life Insurance Company in life insurance policy and/or premium loan balances within the last four years. Plaintiffs allege that Metropolitan Life Insurance Company has engaged in a pattern and practice of charging compound interest on life insurance policy and premium loans without the borrower authorizing such compounding, and that this constitutes an unlawful business practice under California law. Plaintiffs assert causes of action for declaratory relief, violation of California's Unfair Competition Law and Usury Law, and unjust enrichment. Plaintiffs seek declaratory and injunctive relief, restitution of interest, and damages in an unspecified amount. On April 12, 2016, the court granted Metropolitan Life Insurance Company's motion to dismiss. Plaintiffs appealed this ruling to the United States Court of Appeals for the Ninth Circuit. The Company intends to defend this action vigorously.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   Newman v. Metropolitan Life Insurance Company (N.D. Ill., filed March 23,
   2016)

      Plaintiff filed this putative class action alleging causes of action for breach of contract, fraud, and violations of the Illinois Consumer Fraud and Deceptive Business Practices Act, on behalf of herself and all persons over age 65 who selected a Reduced Pay at Age 65 payment feature on their long-term care insurance policies and whose premium rates were increased after age 65. Plaintiff seeks unspecified compensatory, statutory and punitive damages, as well as recessionary and injunctive relief. On
   April 12, 2017, the court granted Metropolitan Life Insurance Company's motion to dismiss the action. Plaintiff appealed this ruling and the United States Court of Appeals for the Seventh Circuit reversed and remanded the case to the district court for further proceedings. The Company intends to defend this action vigorously.

   Julian & McKinney v. Metropolitan Life Insurance Company (S.D.N.Y., filed February 9, 2017)

      Plaintiffs filed this putative class and collective action on behalf of themselves and all current and former long-term disability ("LTD") claims specialists between February 2011 and the present for alleged wage and hour violations under the Fair Labor Standards Act, the New York Labor Law, and the Connecticut Minimum Wage Act. The suit alleges that Metropolitan Life Insurance Company improperly reclassified the plaintiffs and similarly situated LTD claims specialists from non-exempt to exempt from overtime pay in November 2013. As a result, they and members of the putative class were no longer eligible for overtime pay even though they allege they continued to work more than 40 hours per week. Plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. On March 22, 2018, the Court conditionally certified the case as a collective action, requiring that notice be mailed to LTD claims specialists who worked for the Company from February 8, 2014 to the present. The Company intends to defend this action vigorously.

   Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court of the State of New York, County of New York, filed December 27, 2017)

      Total Asset Recovery Services ("The Relator") brought an action under the qui tam provision of the New York False Claims Act (the "Act") on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. The defendants intend to defend this action vigorously.

   Miller, et al. v. Metropolitan Life Insurance Company (S.D.N.Y., filed January 4, 2019)

      Plaintiff filed a second amended complaint in this putative class action, purporting to assert claims on behalf of all persons who replaced their MetLife Optional Term Life or Group Universal Life policy with a Group Variable Universal Life policy wherein Metropolitan Life Insurance Company allegedly charged smoker rates for certain non-smokers. Plaintiff seeks unspecified compensatory and punitive damages, as well as other relief. The Company intends to defend this action vigorously.

   Regulatory and Litigation Matters Related to Group Annuity Benefits

      In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits. The Company is exposed to lawsuits and regulatory investigations, and could be exposed to additional legal actions relating to these issues. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities, ERISA, or other laws or regulations. The Company could incur significant costs in connection with these actions.

   Regulatory Matters

      The NYDFS examined these issues and other unrelated issues as part of its quinquennial exam and entered into a consent order with Metropolitan Life Insurance Company on January 28, 2019. Several additional regulators have made similar inquiries and it is possible that other jurisdictions may pursue similar investigations or inquiries.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   Litigation Matters

     Roycroft v. MetLife, Inc., et al. (S.D.N.Y., filed June 18, 2018)

        Plaintiff filed this putative class action on behalf of all persons due benefits under group annuity contracts but who did not receive the entire amount to which they were entitled. Plaintiff asserts claims for unjust enrichment, accounting, and restitution based on allegations that Metropolitan Life Insurance Company and MetLife, Inc. failed to timely pay annuity benefits to certain group annuitants. Plaintiff seeks declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. The court dismissed this matter as to all defendants on January 15, 2019.

  Insolvency Assessments

     Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.

     Assets and liabilities held for insolvency assessments were as follows:

                                                        December 31,
                                                  -------------------------
                                                      2018         2017
                                                  ------------ ------------
                                                        (In millions)
    Other Assets:
    Premium tax offset for future discounted and
     undiscounted assessments....................  $        42  $        51
    Premium tax offset currently available for
     paid assessments............................           43           49
                                                  ------------ ------------
     Total.......................................  $        85  $       100
                                                  ============ ============
    Other Liabilities:
    Insolvency assessments.......................  $        57  $        66
                                                  ============ ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


Commitments

  Leases

     The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                      ---------------
                                       (In millions)
                          2019.......  $          125
                          2020.......             137
                          2021.......             136
                          2022.......             134
                          2023.......             122
                          Thereafter.             567
                                      ---------------
                            Total....  $        1,221
                                      ===============

     Operating lease expense was $116 million, $187 million, and $204 million for the years ended December 31, 2018, 2017 and 2016, respectively. Effective January 1, 2018, the Company assigned certain leases to an affiliate. The Company, as assignor, remains liable under the leases to the extent that the affiliate, as assignee, cannot meet any obligations. Total minimum rental payments to be received in the future under non-cancelable subleases were $628 million as of December 31, 2018. Non-cancelable sublease income was $66 million, $40 million and $17 million for the years ended December 31, 2018, 2017 and 2016, respectively.

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.6 billion and $3.3 billion at December 31, 2018 and 2017, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.6 billion and $3.9 billion at December 31, 2018 and 2017, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $442 million, with a cumulative maximum of $827 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   The Company's recorded liabilities were $5 million and $4 million at December 31, 2018 and 2017, respectively, for indemnities, guarantees and commitments.

17. Quarterly Results of Operations (Unaudited)

   The unaudited quarterly results of operations for 2018 and 2017 are summarized in the table below:

                                                                                     Three Months Ended
                                                                       ---------------------------------------------
                                                                       March 31, June 30,  September 30, December 31,
                                                                       --------- --------- ------------- ------------
                                                                                       (In millions)
2018
Total revenues........................................................ $  8,446  $  14,809   $  9,751      $  9,155
Total expenses........................................................ $  7,711  $  13,709   $  8,847      $  7,585
Net income (loss)..................................................... $    672  $   1,007   $    816      $  1,641
Less: Net income (loss) attributable to noncontrolling interests...... $      3  $       5   $      2      $     (4)
Net income (loss) attributable to Metropolitan Life Insurance Company. $    669  $   1,002   $    814      $  1,645
2017
Total revenues........................................................ $  8,645  $   9,342   $ 10,286      $  8,952
Total expenses........................................................ $  7,978  $   8,534   $  9,411      $  8,336
Net income (loss)..................................................... $    547  $     644   $    708      $  1,628
Less: Net income (loss) attributable to noncontrolling interests...... $      1  $       2   $      5      $     (6)
Net income (loss) attributable to Metropolitan Life Insurance Company. $    546  $     642   $    703      $  1,634

18. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.1 billion, $2.2 billion and $2.1 billion for the years ended December 31, 2018, 2017 and 2016, respectively. Total revenues received from affiliates related to these agreements were $135 million, $234 million and $251 million for the years ended December 31, 2018, 2017 and 2016, respectively.

   The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.1 billion, $1.4 billion and $1.5 billion for the years ended December 31, 2018, 2017 and 2016, respectively, and were reimbursed to the Company by these affiliates.

   In 2018, the Company and the MetLife enterprise updated its shared facilities and services structure to more efficiently share enterprise assets and services. Effective as of October 1, 2018, the Company entered into new service agreements with its affiliates, which replaced existing agreements. Under the new agreements, the Company will no longer be the primary provider of services to affiliates and will receive further services from affiliates to conduct its activities.

   The Company had net payables to affiliates, related to the items discussed above, of $181 million and $205 million at December 31, 2018 and 2017, respectively.

   See Notes 1, 6, 8, 11, 12 and 14 for additional information on related party transactions. Also, see Note 6 for information related to the separation of Brighthouse.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

18. Related Party Transactions (continued)


Sales Distribution Services

   In July 2016, MetLife, Inc. completed the U.S. Retail Advisor Force Divestiture. MassMutual assumed all of the liabilities related to such assets and that arise or occur after the closing of the sale.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2018

                                 (In millions)

                                                                         Estimated      Amount at
                                                     Cost or             Fair           Which Shown on
                                                  Amortized Cost (1)     Value        Balance Sheet
Types of Investments                          ---------------------- ------------- --------------------
Fixed maturity securities AFS:
Bonds:
U.S. government and agency................... $               28,139      $ 30,161 $             30,161
Public utilities.............................                  6,822         7,149                7,149
Municipals...................................                  6,070         6,947                6,947
Foreign government...........................                  4,191         4,492                4,492
All other corporate bonds....................                 72,886        72,766               72,766
                                              ---------------------- ------------- --------------------
  Total bonds................................                118,108       121,515              121,515
Mortgage-backed and asset-backed securities..                 36,256        36,708               36,708
Redeemable preferred stock...................                    811           850                  850
                                              ---------------------- ------------- --------------------
  Total fixed maturity securities AFS........                155,175       159,073              159,073
                                              ---------------------- ------------- --------------------
Equity securities:
Common stock:
  Industrial, miscellaneous and all other....                    360           368                  368
  Public utilities...........................                     83            74                   74
Non-redeemable preferred stock...............                    352           331                  331
                                              ---------------------- ------------- --------------------
  Total equity securities....................                    795           773                  773
                                              ---------------------- ------------- --------------------
Mortgage loans...............................                 63,687                             63,687
Policy loans.................................                  6,061                              6,061
Real estate and real estate joint ventures...                  6,110                              6,110
Real estate acquired in satisfaction of debt.                     42                                 42
Other limited partnership interests..........                  4,481                              4,481
Short-term investments.......................                  1,506                              1,506
Other invested assets........................                 15,690                             15,690
                                              ----------------------               --------------------
  Total investments.......................... $              253,547               $            257,423
                                              ======================               ====================

--------
(1) Amortized cost for fixed maturity securities AFS and mortgage loans represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premium or accretion of discount; for equity securities, cost represents original cost; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                          December 31, 2018 and 2017

                                 (In millions)

                            Future Policy Benefits,
                             Other Policy-Related
                     DAC         Balances and       Policyholder Policyholder
                     and     Policyholder Dividend    Account     Dividends       Unearned        Unearned
Segment              VOBA         Obligation          Balances     Payable    Premiums (1), (2)  Revenue (1)
------------------ -------- ----------------------- ------------ ------------ ----------------- ------------
2018
U.S............... $    403        $         67,770   $   67,233     $     --      $        137     $     26
MetLife Holdings..    3,709                  65,730       23,423          494               159          167
Corporate & Other.        5                     291           --           --                --           --
                   -------- ----------------------- ------------ ------------ ----------------- ------------
  Total........... $  4,117        $        133,791   $   90,656     $    494      $        296     $    193
                   ======== ======================= ============ ============ ================= ============
2017
U.S............... $    413        $         61,665   $   69,559     $     --      $        165     $     23
MetLife Holdings..    3,930                  66,753       24,380          499               162          179
Corporate & Other.        5                     294           --           --                --           --
                   -------- ----------------------- ------------ ------------ ----------------- ------------
  Total........... $  4,348        $        128,712   $   93,939     $    499      $        327     $    202
                   ======== ======================= ============ ============ ================= ============

--------
(1) Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2) Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)

             For the Years Ended December 31, 2018, 2017 and 2016

                                 (In millions)

                                                     Policyholder    Amortization of
                                                     Benefits and        DAC and
                      Premiums and                    Claims and          VOBA
                     Universal Life       Net      Interest Credited   Charged to
                   and Investment-Type Investment   to Policyholder       Other          Other
Segment            Product Policy Fees   Income     Account Balances    Expenses      Expenses (1)
------------------ ------------------- ----------- ----------------- --------------- -------------
2018
U.S...............   $          24,411 $     6,429    $       25,922    $         75    $    2,810
MetLife Holdings..               4,306       4,653             5,649             395         2,079
Corporate & Other.                  20       (163)                 5              --           917
                   ------------------- ----------- ----------------- --------------- -------------
  Total...........   $          28,737 $    10,919    $       31,576    $        470    $    5,806
                   =================== =========== ================= =============== =============
2017
U.S...............   $          20,500 $     6,012    $       22,019    $         56    $    2,680
MetLife Holdings..               4,643       4,758             6,004             185         2,293
Corporate & Other.                   9       (257)                 4              --         1,018
                   ------------------- ----------- ----------------- --------------- -------------
  Total...........   $          25,152 $    10,513    $       28,027    $        241    $    5,991
                   =================== =========== ================= =============== =============
2016
U.S...............   $          18,909 $     5,811    $       20,263    $         56    $    2,721
MetLife Holdings..               5,739       5,355             7,128             342         2,797
Corporate & Other.                 287        (83)               155              43         1,044
                   ------------------- ----------- ----------------- --------------- -------------
  Total...........   $          24,935 $    11,083    $       27,546    $        441    $    6,562
                   =================== =========== ================= =============== =============

----------
(1) Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV

                           Consolidated Reinsurance
                       December 31, 2018, 2017 and 2016

                             (Dollars in millions)

                                                                                      % Amount
                                                                                     Assumed
                              Gross Amount    Ceded        Assumed     Net Amount     to Net
                             ------------- ------------ ------------ ------------- -----------
2018
Life insurance in-force..... $   3,736,612 $    260,086 $    453,560 $   3,930,086        11.5%
                             ============= ============ ============ =============
Insurance premium
Life insurance (1).......... $      19,673 $        894 $        725 $      19,504         3.7%
Accident & health insurance.         7,210          128           27         7,109         0.4%
                             ------------- ------------ ------------ -------------
 Total insurance premium.... $      26,883 $      1,022 $        752 $      26,613         2.8%
                             ============= ============ ============ =============
2017
Life insurance in-force..... $   3,377,964 $    266,895 $    490,033 $   3,601,102        13.6%
                             ============= ============ ============ =============
Insurance premium
Life insurance (1).......... $      16,022 $      1,132 $      1,097 $      15,987         6.9%
Accident & health insurance.         7,040          121           19         6,938         0.3%
                             ------------- ------------ ------------ -------------
 Total insurance premium.... $      23,062 $      1,253 $      1,116 $      22,925         4.9%
                             ============= ============ ============ =============
2016
Life insurance in-force..... $   3,013,618 $    277,693 $    777,037 $   3,512,962        22.1%
                             ============= ============ ============ =============
Insurance premium
Life insurance (1).......... $      14,931 $      1,101 $      1,668 $      15,498        10.8%
Accident & health insurance.         7,000          124           19         6,895         0.3%
                             ------------- ------------ ------------ -------------
 Total insurance premium.... $      21,931 $      1,225 $      1,687 $      22,393         7.5%
                             ============= ============ ============ =============

--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2018, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.7 billion and $1.2 billion, respectively, and life insurance premiums of $117 million and $9 million, respectively. For the year ended December 31, 2017, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $16.2 billion and $1.3 billion, respectively, and life insurance premiums of $132 million and $122 million, respectively. For the year ended December 31, 2016, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $17.6 billion and $258.3 billion, respectively, and life insurance premiums of $45 million and $727 million, respectively.

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




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

Metropolitan Tower Life Insurance Company and Subsidiaries

Consolidated Financial Statements

As of December 31, 2018 and 2017 and for the Years Ended December 31, 2018, 2017 and 2016 and Independent Auditors' Report

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Metropolitan Tower Life Insurance Company:

We have audited the accompanying consolidated financial statements of Metropolitan Tower Life Insurance Company and its subsidiaries (a wholly-owned subsidiary of MetLife, Inc.) (the "Company") which comprise the consolidated balance sheet as of December 31, 2018 and 2017, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2018, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Metropolitan Tower Life Insurance Company and its subsidiaries as of December 31, 2018 and 2017, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 11, 2019

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2018 and 2017

                (In millions, except share and per share data)

                                                                                      2018         2017
                                                                                  ------------ ------------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized
  cost: $11,746 and $11,038, respectively)....................................... $     12,152 $     12,068
Equity securities, at estimated fair value.......................................           13           62
Mortgage loans (net of valuation allowances of $9 and $6, respectively)..........        1,893        1,286
Policy loans.....................................................................        1,818        1,914
Real estate and real estate joint ventures.......................................          411          455
Other limited partnership interests..............................................          271          208
Short-term investments, at estimated fair value..................................           91          124
Annuities funding structured settlement claims...................................        5,464        5,525
Other invested assets............................................................          464          351
                                                                                  ------------ ------------
   Total investments.............................................................       22,577       21,993
Cash and cash equivalents, principally at estimated fair value...................          458          357
Accrued investment income........................................................          149          137
Premiums, reinsurance and other receivables......................................        3,997        3,995
Deferred policy acquisition costs and value of business acquired.................          578          582
Current income tax recoverable...................................................            8           59
Other assets.....................................................................          164          183
Separate account assets..........................................................        2,557        1,951
                                                                                  ------------ ------------
   Total assets.................................................................. $     30,488 $     29,257
                                                                                  ============ ============
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits........................................................... $      8,695 $      7,481
Policyholder account balances....................................................        8,389        8,559
Other policy-related balances....................................................        5,783        5,805
Policyholder dividends payable...................................................           97          100
Payables for collateral under securities loaned and other transactions...........        1,063          919
Long-term debt...................................................................          105          104
Deferred income tax liability....................................................          156          257
Other liabilities................................................................          988          978
Separate account liabilities.....................................................        2,557        1,951
                                                                                  ------------ ------------
   Total liabilities.............................................................       27,833       26,154
                                                                                  ------------ ------------
Contingencies, Commitments and Guarantees (Note 13)
Stockholder's Equity
Common stock, par value $2,000 per share; 4,000 and 1,000 shares authorized,
  respectively; 1,000 shares issued and outstanding..............................            3            3
Additional paid-in capital.......................................................        1,822        1,822
Retained earnings................................................................          557          741
Accumulated other comprehensive income (loss)....................................          273          537
                                                                                  ------------ ------------
   Total stockholder's equity....................................................        2,655        3,103
                                                                                  ------------ ------------
   Total liabilities and stockholder's equity.................................... $     30,488 $     29,257
                                                                                  ============ ============

       See accompanying notes to the consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2018, 2017 and 2016

                                 (In millions)

                                                     2018        2017        2016
                                                  ----------  ----------  ----------
Revenues
Premiums......................................... $    1,730  $    1,227  $      750
Universal life and investment-type product policy
   fees..........................................        147         142         146
Net investment income............................      1,036       1,029       1,009
Other revenues...................................         31          14          22
Net investment gains (losses)....................        (18)        (10)        (67)
Net derivative gains (losses)....................        115        (110)        (21)
                                                  ----------  ----------  ----------
   Total revenues................................      3,041       2,292       1,839
                                                  ----------  ----------  ----------
Expenses
Policyholder benefits and claims.................      2,245       1,626       1,255
Interest credited to policyholder account
  balances.......................................        240         240         246
Policyholder dividends...........................        148         146         148
Other expenses...................................        267         202         167
                                                  ----------  ----------  ----------
   Total expenses................................      2,900       2,214       1,816
                                                  ----------  ----------  ----------
   Income (loss) before provision for
     income tax..................................        141          78          23
Provision for income tax expense (benefit).......         28        (202)         (6)
                                                  ----------  ----------  ----------
   Net income (loss)............................. $      113  $      280  $       29
                                                  ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2018, 2017 and 2016

                                 (In millions)

                                                        2018        2017      2016
                                                     ----------  ---------  --------
Net income (loss)................................... $      113  $     280  $     29
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related
   offsets..........................................       (555)       275       129
Unrealized gains (losses) on derivatives............         82        (48)        8
Foreign currency translation adjustments............          2          1        (2)
Defined benefit plans adjustment....................          4         --        --
                                                     ----------  ---------  --------
   Other comprehensive income (loss), before
     income tax.....................................       (467)       228       135
Income tax (expense) benefit related to
  items of other comprehensive income (loss)........         97        (74)      (48)
                                                     ----------  ---------  --------
   Other comprehensive income (loss), net of
     income tax.....................................       (370)       154        87
                                                     ----------  ---------  --------
   Comprehensive income (loss)...................... $     (257) $     434  $    116
                                                     ==========  =========  ========

       See accompanying notes to the consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2018, 2017 and 2016

                                 (In millions)

                                                                           Accumulated
                                                    Additional                Other         Total
                                             Common  Paid-in    Retained  Comprehensive Stockholder's
                                             Stock   Capital    Earnings  Income (Loss)    Equity
                                             ------ ----------  --------  ------------- -------------
Balance at December 31, 2015................ $    3 $    1,823  $    492    $    296     $    2,614
Return of capital...........................                (1)                                  (1)
Dividends paid to MetLife, Inc..............                         (60)                       (60)
Net income (loss)...........................                          29                         29
Other comprehensive income (loss), net of
  income tax................................                                      87             87
                                             ------ ----------  --------    --------     ----------
Balance at December 31, 2016................      3      1,822       461         383          2,669
Net income (loss)...........................                         280                        280
Other comprehensive income (loss), net of
  income tax................................                                     154            154
                                             ------ ----------  --------    --------     ----------
Balance at December 31, 2017................      3      1,822       741         537          3,103
Cumulative effects of changes in accounting
  principles, net of income tax (Note 1)....                        (106)        106             --
                                             ------ ----------  --------    --------     ----------
Balance at January 1, 2018..................      3      1,822       635         643          3,103
Dividends paid to MetLife, Inc..............                        (191)                      (191)
Net income (loss)...........................                         113                        113
Other comprehensive income (loss), net of
  income tax................................                                    (370)          (370)
                                             ------ ----------  --------    --------     ----------
Balance at December 31, 2018................ $    3 $    1,822  $    557    $    273     $    2,655
                                             ====== ==========  ========    ========     ==========

       See accompanying notes to the consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2018, 2017 and 2016

                                 (In millions)

                                                                        2018        2017        2016
                                                                     ----------  ----------  ----------
Cash flows from operating activities
Net income (loss)................................................... $      113  $      280  $       29
Adjustments to reconcile net income (loss) to net cash provided by
  (used in) operating activities:
Depreciation and amortization expenses..............................         12          13          10
Amortization of premiums and accretion of discounts associated with
  investments, net..................................................        (71)        (56)        (62)
(Gains) losses on investments, net..................................         18          10          67
(Gains) losses on derivatives, net..................................       (105)        129          56
(Income) loss from equity method investments, net of dividends or
  distributions.....................................................         (3)          1           2
Interest credited to policyholder account balances..................        240         240         246
Universal life and investment-type product policy fees..............       (147)       (142)       (146)
Change in accrued investment income.................................        (11)         (6)         11
Change in premiums, reinsurance and other receivables...............         (5)       (108)         17
Change in deferred policy acquisition costs and value of business
  acquired, net.....................................................         44          (2)        (45)
Change in income tax................................................         50        (216)        (79)
Change in other assets..............................................         42          (3)          3
Change in insurance-related liabilities and policy-related balances.      1,276         856         271
Change in other liabilities.........................................         53          29         (20)
Other, net..........................................................          5          (9)         (5)
                                                                     ----------  ----------  ----------
   Net cash provided by (used in) operating activities..............      1,511       1,016         355
                                                                     ----------  ----------  ----------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturity securities available-for-sale.....................      4,625       3,711       3,129
   Equity securities................................................          5           3          10
   Mortgage loans...................................................         94         146         296
   Real estate and real estate joint ventures.......................        101          --           4
   Other limited partnership interests..............................         20          21          42
Purchases and originations of:
   Fixed maturity securities available-for-sale.....................     (5,240)     (4,330)     (3,131)
   Equity securities................................................         (4)         (2)         (1)
   Mortgage loans...................................................       (709)       (316)       (245)
   Real estate and real estate joint ventures.......................        (50)        (48)        (11)
   Other limited partnership interests..............................        (81)        (39)        (39)
Cash received in connection with freestanding derivatives...........         66          54          96
Cash paid in connection with freestanding derivatives...............        (41)        (95)        (84)
Net change in policy loans..........................................         96          23          60
Net change in short-term investments................................         33         181          57
Net change in other invested assets.................................          9          (1)         (7)
Net change in property and equipment................................         --         (10)         --
                                                                     ----------  ----------  ----------
   Net cash provided by (used in) investing activities.............. $   (1,076) $     (702) $      176
                                                                     ----------  ----------  ----------

       See accompanying notes to the consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2018, 2017 and 2016

                                 (In millions)

                                                                                2018      2017      2016
                                                                              --------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits.................................................................. $  1,370  $  2,112  $    775
   Withdrawals...............................................................   (1,657)   (2,362)   (1,087)
Net change in payables for collateral under securities loaned and other
  transactions...............................................................      144        95      (169)
Return of capital............................................................       --        --        (1)
Dividends paid to MetLife, Inc...............................................     (191)       --       (60)
Other, net...................................................................       --        (3)       (2)
                                                                              --------  --------  --------
   Net cash provided by (used in) financing activities.......................     (334)     (158)     (544)
                                                                              --------  --------  --------
   Change in cash and cash equivalents.......................................      101       156       (13)
Cash and cash equivalents, beginning of year.................................      357       201       214
                                                                              --------  --------  --------
   Cash and cash equivalents, end of year.................................... $    458  $    357  $    201
                                                                              ========  ========  ========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
   Interest.................................................................. $      8  $      8  $      8
                                                                              ========  ========  ========
   Income tax................................................................ $    (24) $     20  $     67
                                                                              ========  ========  ========
Non-cash transactions
Increase in real estate and real estate joint ventures due to the expiration
  of a leveraged lease where the underlying asset was real estate............ $     --  $     73  $     --
                                                                              ========  ========  ========

       See accompanying notes to the consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

   Metropolitan Tower Life Insurance Company ("MTL") and its subsidiaries (collectively, the "Company") is a wholly-owned subsidiary of MetLife, Inc. The Company is domiciled in the state of Nebraska ("Nebraska") and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia and Canada. The Company is currently actively selling a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products and structured settlements, as well as certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company is not actively selling annuities, variable and universal life insurance, and traditional life insurance, including whole life, to individuals.

   In April 2018, MTL re-domesticated from Delaware to Nebraska and merged with its affiliate, General American Life Insurance Company ("GALIC"). The surviving entity of the merger was MTL. See Note 2 for further information on the merger transaction.

Basis of Presentation

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Consolidation

     The accompanying consolidated financial statements include the accounts of MTL and its subsidiaries, as well as partnerships in which the Company has control. Intercompany accounts and transactions have been eliminated.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

   .   such separate accounts are legally recognized;

   . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

   .   investments are directed by the contractholder; and

   . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

  Reclassifications

     Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform to the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

  Revisions

     As a result of the following adjustment, amounts previously reported have been immaterially restated. In addition, the Company has corrected other unrelated immaterial errors which were previously recorded in the periods the Company identified them.

   Structured settlement obligations

     During the fourth quarter of 2018, the Company determined prior period results should be adjusted to present assignment company accounting for certain structured settlement contracts previously not identified. Under assignment company accounting, these assigned structured settlement contracts are presented on a gross presentation basis for the assigned structured settlement obligations and the related annuity funding assets supporting the obligations. This resulted in an increase in annuities funding structured settlement claims and an offsetting increase to other policy-related balances of $1.2 billion at December 31, 2017. Also, net investment income and policyholder benefits and claims increased by $66 million for both the years ended December 31, 2017 and 2016. The gross presentation basis resulted in no impact to the Company's stockholder's equity or to net income (loss). In addition, the Company has corrected other unrelated immaterial errors which were previously recorded in the periods the Company identified them.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


      The impact of the revisions is shown in the tables below:

                                             December 31, 2017
                            ---------------------------------------------------
                                As                   As
                            Previously           Previously              As
                             Reported     MTL     Reported    GALIC   Combined
Consolidated Balance Sheets    MTL     Revisions   GALIC    Revisions & Revised
--------------------------- ---------- --------- ---------- --------- ---------
                                               (In millions)
Assets
   Annuities funding
     structured settlement
     claims................ $   4,330  $  1,195  $      --    $  --   $   5,525
   Total investments....... $   9,218  $  1,195  $  11,580    $  --   $  21,993
   Total assets............ $  10,496  $  1,195  $  17,566    $  --   $  29,257
Liabilities
   Future policy benefits.. $     895  $     --  $   6,593    $  (7)  $   7,481
   Other policy-related
     balances.............. $   4,372  $  1,195  $     238    $  --   $   5,805
   Deferred income tax
     liability............. $     119  $     --  $     137    $   1   $     257
   Total liabilities....... $   9,379  $  1,195  $  15,586    $  (6)  $  26,154
Stockholder's Equity
   Retained earnings....... $      (6) $     --  $     741    $   6   $     741
   Total stockholders'
     equity................ $   1,117  $     --  $   1,980    $   6   $   3,103
   Total liabilities and
     stockholder's equity.. $  10,496  $  1,195  $  17,566    $  --   $  29,257

                                             December 31, 2017
                            ---------------------------------------------------
                                As                   As
                            Previously           Previously              As
Consolidated Statements of   Reported     MTL     Reported    GALIC   Combined
Operations                     MTL     Revisions   GALIC    Revisions & Revised
--------------------------- ---------- --------- ---------- --------- ---------
                                               (In millions)
Revenues
   Net investment income... $     447  $     66  $     516    $  --   $   1,029
   Total revenues.......... $   1,049  $     66  $   1,177    $  --   $   2,292
Expenses
   Policyholder benefits
     and claims............ $     842  $     66  $     725    $  (7)  $   1,626
   Other expenses.......... $      65  $     --  $      53    $  84   $     202
   Total expenses.......... $   1,019  $     66  $   1,052    $  77   $   2,214
Income (loss) before
  provision for income tax. $      30  $     --  $     125    $ (77)  $      78
Provision for income tax
  expense (benefit)........ $    (103) $     --  $     (71)   $ (28)  $    (202)
Net income (loss).......... $     133  $     --  $     196    $ (49)  $     280

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


                                             December 31, 2016
                            --------------------------------------------------
                                As                   As
                            Previously           Previously              As
 Consolidated Statements     Reported     MTL     Reported    GALIC   Combined
 of Operations                 MTL     Revisions   GALIC    Revisions & Revised
 -------------------------- ---------- --------- ---------- --------- ---------
                                               (In millions)
 Revenues
    Net investment income..   $  454     $  66    $    489   $   --   $  1,009
    Net investment gains
      (losses).............   $  (49)    $  --    $    (10)  $   (8)  $    (67)
    Total revenues.........   $  511     $  66    $  1,270   $   (8)  $  1,839
 Expenses
    Policyholder benefits
      and claims...........   $  352     $  66    $    865   $  (28)  $  1,255
    Other expenses.........   $   31     $  --    $    143   $   (7)  $    167
    Total expenses.........   $  498     $  66    $  1,287   $  (35)  $  1,816
 Income (loss) before
   provision for income tax   $   13     $  --    $    (17)  $   27   $     23
 Provision for income tax
   expense (benefit).......   $    5     $  --    $    (20)  $    9   $     (6)
 Net income (loss).........   $    8     $  --    $      3   $   18   $     29

                                             December 31, 2017
                            --------------------------------------------------
                                As                   As
 Consolidated Statements    Previously           Previously              As
 of Comprehensive Income     Reported     MTL     Reported    GALIC   Combined
 (Loss)                        MTL     Revisions   GALIC    Revisions & Revised
 -------------------------- ---------- --------- ---------- --------- ---------
                                               (In millions)
 Net income (loss).........   $  133     $  --    $    196   $  (49)  $    280
 Foreign currency
   translation adjustments.   $   --     $  --    $      2   $   (1)  $      1
 Other comprehensive
   income (loss), before
   income tax..............   $   16     $  --    $    213   $   (1)  $    228
 Income tax (expense)
   benefit related to
   items of other
   comprehensive income
   (loss)..................   $   (5)    $  --    $    (70)  $    1   $    (74)
 Comprehensive income
   (loss)..................   $  144     $  --    $    339   $  (49)  $    434

                                             December 31, 2016
                            --------------------------------------------------
                                As                   As
 Consolidated Statements    Previously           Previously              As
 of Comprehensive Income     Reported     MTL     Reported    GALIC   Combined
 (Loss)                        MTL     Revisions   GALIC    Revisions & Revised
 -------------------------- ---------- --------- ---------- --------- ---------
                                               (In millions)
 Net income (loss).........   $    8     $  --    $      3   $   18   $     29
 Unrealized investment
   gains (losses), net of
   related offsets.........   $   34     $  --    $     87   $    8   $    129
 Other comprehensive
   income (loss), before
   income tax..............   $   35     $  --    $     92   $    8   $    135
 Income tax (expense)
   benefit related to
   items of other
   comprehensive income
   (loss)..................   $  (13)    $  --    $    (32)  $   (3)  $    (48)
 Other comprehensive
   income (loss), net of
   income tax..............   $   22     $  --    $     60   $    5   $     87
 Comprehensive income
   (loss)..................   $   30     $  --    $     63   $   23   $    116

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


                                                            As                   As
                                                        Previously           Previously              As
                                                         Reported     MTL     Reported    GALIC   Combined
Consolidated Statements of Stockholder's Equity            MTL     Revisions   GALIC    Revisions & Revised
------------------------------------------------------  ---------- --------- ---------- --------- ---------
                                                                           (In millions)
Retained Earnings
   Balance at December 31, 2015........................  $    (87)   $  --    $    542   $   37   $    492
   Balance at December 31, 2016........................  $   (139)   $  --    $    545   $   55   $    461
   Net income (loss)...................................  $      8    $  --    $      3   $   18   $     29
   Balance at December 31, 2017........................  $     (6)   $  --    $    741   $    6   $    741
Accumulated Other Comprehensive Income (Loss)
   Balance at December 31, 2015........................  $    120    $  --    $    181   $   (5)  $    296
   Other comprehensive income (loss), net of income
     tax...............................................  $     22    $  --    $     60   $    5   $     87
Total Equity
   Balance at December 31, 2015........................  $  1,003    $  --    $  1,579   $   32   $  2,614
   Balance at December 31, 2016........................  $    973    $  --    $  1,641   $   55   $  2,669
   Balance at December 31, 2017........................  $  1,117    $  --    $  1,980   $    6   $  3,103

                                                                         December 31, 2017
                                                        --------------------------------------------------
                                                            As                   As
                                                        Previously           Previously              As
                                                         Reported     MTL     Reported    GALIC   Combined
Consolidated Statements of Cash Flows                      MTL     Revisions   GALIC    Revisions & Revised
------------------------------------------------------  ---------- --------- ---------- --------- ---------
                                                                           (In millions)
Cash flows from operating activities
   Net income (loss)...................................  $    133    $  --    $    196   $  (49)  $    280
   Change in premiums, reinsurance and other
     receivables.......................................  $     (4)   $  --    $   (116)  $   12   $   (108)
   Change in deferred policy acquisition costs and
     value of business acquired, net...................  $      7    $  --    $    (81)  $   72   $     (2)
   Change in income tax................................  $   (108)   $  --    $    (80)  $  (28)  $   (216)
   Change in insurance-related liabilities and policy-
     related balances..................................  $    504    $  --    $    359   $   (7)  $    856

                                                                         December 31, 2016
                                                        --------------------------------------------------
                                                            As                   As
                                                        Previously           Previously              As
                                                         Reported     MTL     Reported    GALIC   Combined
Consolidated Statements of Cash Flows                      MTL     Revisions   GALIC    Revisions & Revised
------------------------------------------------------  ---------- --------- ---------- --------- ---------
                                                                           (In millions)
Cash flows from operating activities
   Net income (loss)...................................  $      8    $  --    $      3   $   18   $     29
   (Gains) losses on investments, net..................  $     49    $  --    $     10   $    8   $     67
   Change in premiums, reinsurance and other
     receivables.......................................  $      2    $  --    $     16   $   (1)  $     17
   Change in deferred policy acquisition costs and
     value of business acquired, net...................  $      9    $  --    $    (48)  $   (6)  $    (45)
   Change in income tax................................  $    (58)   $  --    $    (30)  $    9   $    (79)
   Change in insurance-related liabilities and policy-
     related balances..................................  $     15    $  --    $    284   $  (28)  $    271

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy                                                          Note
-------------------------------------------------------------------------------
Insurance                                                                   3
-------------------------------------------------------------------------------
Deferred Policy Acquisition Costs and Value of Business Acquired            4
-------------------------------------------------------------------------------
Reinsurance                                                                 5
-------------------------------------------------------------------------------
Investments                                                                 6
-------------------------------------------------------------------------------
Derivatives                                                                 7
-------------------------------------------------------------------------------
Fair Value                                                                  8
-------------------------------------------------------------------------------
Income Tax                                                                  12
-------------------------------------------------------------------------------
Litigation Contingencies                                                    13

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

      The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

      Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

      Liabilities for universal life secondary and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

   amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

      Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

   Other Policy-Related Balances

      Other policy-related balances primarily include obligations assumed under structured settlement assignments as described in Note 3, policy and contract claims, policyholder dividends left on deposit, unearned revenue liabilities, policyholder dividends due and unpaid and premiums received in advance.

      The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

      The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

      The Company accounts for the prepayment of premiums on its individual life and health contracts as premiums received in advance and applies the cash received to premiums when due.

   Recognition of Insurance Revenues and Deposits

      Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

      Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


      All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

   .   incremental direct costs of contract acquisition, such as commissions;

   . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

   . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

     All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

     Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

     DAC and VOBA are amortized as follows:

                                        In proportion to the following over
 Products:                                estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .   Nonparticipating and               Actual and expected future gross
     non-dividend-paying traditional    premiums.
     contracts:
    .   Term insurance
    .   Nonparticipating whole life
        insurance
 -----------------------------------------------------------------------------
 .   Participating, dividend-paying     Actual and expected future gross
     traditional contracts              margins.
 -----------------------------------------------------------------------------
 .   Fixed and variable universal life  Actual and expected future gross
     contracts                          profits.
 .   Fixed and variable deferred
     annuity contracts
 -----------------------------------------------------------------------------

     See Note 4 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.

     The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Reinsurance

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss at inception and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

      Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity Securities

      The Company's fixed maturity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

      Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 6 "-- Fixed Maturity Securities AFS -- Methodology for Amortization of Premium and Accretion of Discount on Structured Securities." The amortization of premium and accretion of discount also takes into consideration call and maturity dates.

      The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 6 "-- Fixed Maturity Securities AFS -- Evaluation of Fixed Maturity Securities AFS for OTTI and Evaluating Temporarily Impaired Fixed Maturity Securities AFS."

      For securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Equity Securities

      Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   Mortgage Loans

      The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 6.

      Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

   Policy Loans

      Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

      Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

      Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures and Other Limited Partnership Interests

      The Company uses the equity method of accounting for real estate joint ventures and other limited partnership interests ("investee") when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings in net investment income on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

      The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at fair value. Changes in

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

   estimated fair value of these investments are included in net investment gains (losses). Because of the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

      The Company routinely evaluates its equity method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

   Short-term Investments

      Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Annuities Funding Structured Settlement Claims

      Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.

   Other Invested Assets

      Other invested assets consist principally of the following:

   . Leveraged leases net investment is equal to the minimum lease payments plus the unguaranteed residual value, less the unearned income, and is recorded net of non-recourse debt. Income is determined by applying the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax treatment. The Company regularly reviews residual values for impairment.

   . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   . Affiliated loans are stated at unpaid principal balance and adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

   . Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective FHLB regional banks ("FHLBanks").

   . Tax credit partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method. See Note 12.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Securities Lending Program

      Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

  Derivatives

   Freestanding Derivatives

      Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

      Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in estimated fair value of the hedged item attributable to the designated risk being hedged.

   . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

      The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


      In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

     Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Income Tax

     MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to MTL and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If MTL or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

   . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

   .   the jurisdiction in which the deferred tax asset was generated;

   . the length of time that carryforward can be utilized in the various taxing jurisdictions;

   . future taxable income exclusive of reversing temporary differences and carryforwards;

   .   future reversals of existing taxable temporary differences;

   .   taxable income in prior carryback years; and

   .   tax planning strategies.

     The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

     On December 22, 2017, President Trump signed into law H.R.1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform"). See
  Note 12 for additional information on U.S. Tax Reform and related Staff Accounting Bulletin ("SAB") 118 provisional amounts.

  Litigation Contingencies

     The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Other Accounting Policies

   Cash and Cash Equivalents

      The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property and Equipment

      Property and equipment, which is included in other assets, is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property and from three to seven years for all other property and equipment. The cost basis was $106 million at both December 31, 2018 and 2017. Accumulated depreciation was $88 million and $85 million at December 31, 2018 and 2017, respectively. Related depreciation expense was $3 million for each of the years ended December 31, 2018, 2017, and 2016. As of December 31, 2018, total minimum rental payments to be received in the future under non-cancelable leases was $8 million, $9 million, $9 million, $2 million, $2 million and $4 million for the years ended December 31, 2019, 2020, 2021, 2022, 2023 and years thereafter, respectively. See Note 14 for information on rental revenues related to a lease agreement with an affiliate.

   Other Revenues

      Other revenues include fees on reinsurance financing agreements, rental income with affiliates and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.

   Policyholder Dividends

      Policyholder dividends are approved annually by MTL's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by MTL.

   Employee Benefit Plans

      Pension, postretirement and postemployment benefits are provided to associates under plans sponsored and administered by affiliates of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from affiliates.

   Foreign Currency

      Assets, liabilities and operations of foreign affiliates are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

   applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Recent Accounting Pronouncements

   Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASUs") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of new ASUs issued by the FASB and the impact of the adoption on the Company's consolidated financial statements.

  Adoption of New Accounting Pronouncements

     Except as noted below, the ASUs adopted by the Company effective
  January 1, 2018 did not have a material impact on its consolidated financial statements.

                                          Effective Date and   Impact on Financial
     Standard            Description      Method of Adoption       Statements
-----------------------------------------------------------------------------------
ASU 2018-02, Income  The new guidance     January 1, 2018,     The adoption of
Statement --         allows a             the Company applied  this guidance
Reporting            reclassification of  the ASU in the       resulted in the
Comprehensive        accumulated OCI      period of adoption.  release of stranded
Income (Topic 220):  ("AOCI") to                               tax effects in AOCI
Reclassification of  retained earnings                         resulting from the
Certain Tax Effects  for stranded tax                          U.S. Tax Reform by
from Accumulated     effects resulting                         decreasing retained
Other Comprehensive  from the U.S. Tax                         earnings as of
Income               Reform. Due to the                        January 1, 2018 by
                     change in corporate                       $108 million with a
                     tax rates resulting                       corresponding
                     from the U.S. Tax                         increase to AOCI.
                     Reform, the Company                       The Company's
                     reported stranded                         accounting policy
                     tax effects in AOCI                       for the release of
                     related to                                stranded tax
                     unrealized gains                          effects in AOCI is
                     and losses on AFS                         on an aggregate
                     securities,                               portfolio basis.
                     cumulative foreign
                     translation
                     adjustments and
                     deferred costs on
                     pension benefit
                     plans.

Other

   Effective January 16, 2018, the London Clearing House ("LCH") amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments impacted the accounting treatment of the Company's centrally cleared derivatives, for which the LCH serves as the central clearing party. As of the effective date, the application of the amended rulebook did not have a material impact on the Company's consolidated financial statements.

   Effective January 3, 2017, the Chicago Mercantile Exchange ("CME") amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments impacted the accounting treatment of the Company's centrally cleared derivatives for which the CME serves as the central clearing party. As of the effective date, the application of the amended rulebook did not have a material impact on the Company's consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Future Adoption of New Accounting Pronouncements

   ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements. ASUs issued but not yet adopted as of December 31, 2018 that are being assessed and may or may not have a material impact on the Company's consolidated financial statements are summarized in the table below.

                                                               Impact on
                                        Effective Date and     Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
  ASU 2018-16,       The new guidance   January 1, 2019,   The Company does
  Derivatives and    permits the use    to be applied      not expect the
  Hedging (Topic     of the overnight   prospectively for  adoption to have
  815): Inclusion    index swap rate    qualifying new or  a material impact
  of the Secured     based on the       redesignated       on its
  Overnight          Secured Overnight  hedging            consolidated
  Financing Rate     Financing Rate as  relationships      financial
  (SOFR) Overnight   a U.S. benchmark   entered into       statements.
  Index Swap (OIS)   interest rate for  after January 1,
  Rate as a          hedge accounting   2019.
  Benchmark          purposes under
  Interest Rate for  Topic 815.
  Hedge Accounting
  Purposes
  ---------------------------------------------------------------------------
  ASU 2018-13, Fair  The new guidance   January 1, 2020.   As of
  Value Measurement  modifies the       Amendments         December 31,
  (Topic 820):       disclosure         related to         2018, the Company
  Disclosure         requirements on    changes in         early adopted the
  Framework          fair value by      unrealized gains   provisions of the
  --Changes to the   removing some      and losses, the    guidance that
  Disclosure         requirements,      range and          removed the
  Requirements for   modifying others,  weighted average   requirements
  Fair Value         adding changes in  of significant     relating to
  Measurement        unrealized gains   unobservable       transfers between
                     and losses         inputs used to     fair value
                     included in OCI    develop Level 3    hierarchy levels
                     for recurring      fair value         and certain
                     Level 3 fair       measurements, and  disclosures about
                     value              the narrative      valuation
                     measurements, and  description of     processes for
                     under certain      measurement        Level 3 fair
                     circumstances,     uncertainty        value
                     providing the      should be applied  measurements. The
                     option to          prospectively.     Company will
                     disclose certain   All other          adopt the
                     other              amendments should  remainder of the
                     quantitative       be applied         new guidance at
                     information with   retrospectively.   the effective
                     respect to                            date, and is
                     significant                           currently
                     unobservable                          evaluating the
                     inputs in lieu of                     impact of those
                     a weighted                            changes on its
                     average.                              consolidated
                                                           financial
                                                           statements.
  ---------------------------------------------------------------------------
  ASU 2018-12,       The new guidance   January 1, 2021,   The Company has
  Financial          (i) prescribes     to be applied      started its
  Services --        the discount rate  retrospectively    implementation
  Insurance (Topic   to be used in      to January 1,      efforts and is
  944): Targeted     measuring the      2019 (with early   currently
  Improvements to    liability for      adoption           evaluating the
  the Accounting     future policy      permitted).        impact of the new
  for Long-Duration  benefits for                          guidance. Given
  Contracts          traditional and                       the nature and
                     limited payment                       extent of the
                     long-duration                         required changes
                     contracts, and                        to a significant
                     requires                              portion of the
                     assumptions for                       Company's
                     those liability                       operations, the
                     valuations to be                      adoption of this
                     updated after                         standard is
                     contract                              expected to have
                     inception,                            a material impact
                     (ii) requires                         on its
                     more market-based                     consolidated
                     product                               financial
                     guarantees on                         statements.
                     certain separate
                     account and other
                     account balance
                     long-duration
                     contracts to be
                     accounted for at
                     fair value,
                     (iii) simplifies
                     the amortization
                     of DAC for
                     virtually all
                     long-duration
                     contracts, and
                     (iv) introduces
                     certain financial
                     statement
                     presentation
                     requirements, as
                     well as
                     significant
                     additional
                     quantitative and
                     qualitative
                     disclosures.
  ---------------------------------------------------------------------------

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

                                                               Impact on
                                        Effective Date and     Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
  ASU 2017-12,       The new guidance   January 1, 2019,   The adoption of
  Derivatives and    simplifies the     to be applied on   the new guidance
  Hedging            application of     a modified         will not have a
  (Topic 815):       hedge accounting   retrospective      material impact
  Targeted           in certain         basis through a    on the Company's
  Improvements to    situations and     cumulative effect  consolidated
  Accounting for     amends the hedge   adjustment to      financial
  Hedging Activities accounting model   retained earnings. statements.
                     to enable
                     entities to
                     better portray
                     the economics of
                     their risk
                     management
                     activities in
                     their financial
                     statements.
  ---------------------------------------------------------------------------
  ASU 2017-08,       The new guidance   January 1, 2019,   The adoption of
  Receivables        shortens the       to be applied on   the new guidance
  --Nonrefundable    amortization       a modified         will not have a
  Fees and Other     period for         retrospective      material impact
  Costs              certain callable   basis through a    on the Company's
  (Subtopic 310-20), debt securities    cumulative effect  consolidated
  Premium            held at a premium  adjustment to      financial
  Amortization on    and requires the   retained earnings. statements.
  Purchased          premium to be
  Callable Debt      amortized to the
  Securities         earliest call
                     date. However,
                     the new guidance
                     does not require
                     an accounting
                     change for
                     securities held
                     at a discount
                     whose discount
                     continues to be
                     amortized to
                     maturity.
  ---------------------------------------------------------------------------
  ASU 2016-13,       This new guidance  January 1, 2020.   The Company
  Financial          replaces the       For substantially  believes that the
  Instruments --     incurred loss      all financial      most significant
  Credit Losses      impairment         assets, the ASU    impact upon
  (Topic 326):       methodology with   is to be applied   adoption will be
  Measurement of     one that reflects  on a modified      to its mortgage
  Credit Losses on   expected credit    retrospective      loan investments.
  Financial          losses. The        basis through a    The Company is
  Instruments, as    measurement of     cumulative effect  currently
  clarified and      expected credit    adjustment to      evaluating the
  amended by ASU     losses should be   retained           impact of the new
  2018-19,           based on           earnings. For      guidance on its
  Codification       historical loss    previously         consolidated
  Improvements to    information,       impaired debt      financial
  Topic 326,         current            securities and     statements.
  Financial          conditions, and    certain debt
  Instruments --     reasonable and     securities
  Credit Losses      supportable        acquired with
                     forecasts. The     evidence of
                     new guidance       credit quality
                     requires that an   deterioration
                     OTTI on a debt     since
                     security will be   origination, the
                     recognized as an   new guidance is
                     allowance going    to be applied
                     forward, such      prospectively.
                     that improvements
                     in expected
                     future cash flows
                     after an
                     impairment will
                     no longer be
                     reflected as a
                     prospective yield
                     adjustment
                     through net
                     investment
                     income, but
                     rather a reversal
                     of the previous
                     impairment and
                     recognized
                     through realized
                     investment gains
                     and losses. The
                     guidance also
                     requires enhanced
                     disclosures. In
                     November 2018,
                     the FASB issued
                     ASU 2018-19,
                     clarifying that
                     receivables
                     arising from
                     operating leases
                     should be
                     accounted for in
                     accordance with
                     Topic 842,
                     Leases. The
                     Company has
                     assessed the
                     asset classes
                     impacted by the
                     new guidance and
                     is currently
                     assessing the
                     accounting and
                     reporting system
                     changes that will
                     be required to
                     comply with the
                     new guidance.
  ---------------------------------------------------------------------------

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

                                                               Impact on
                                        Effective Date and     Financial
      Standard          Description     Method of Adoption    Statements
  ---------------------------------------------------------------------------
  ASU 2016-02,       The new guidance   January 1, 2019,   The adoption of
  Leases             requires a lessee  to be applied on   the new guidance
  (Topic 842), as    to recognize       a modified         will not have a
  clarified and      assets and         retrospective      material impact
  amended by ASU     liabilities for    basis using the    on the Company's
  2018-10,           leases with lease  optional           consolidated
  Codification       terms of more      transition method  financial
  Improvements to    than 12 months.    with a cumulative  statements.
  Topic 842,         Leases would be    effect adjustment
  Leases, ASU        classified as      recorded at
  2018-11, Leases    finance or         January 1, 2019.
  (Topic 842):       operating leases
  Targeted           and both types of
  Improvements, and  leases will be
  ASU 2018-20,       recognized on the
  Leases (Topic      balance sheet.
  842):              Lessor accounting
  Narrow-Scope       will remain
  Improvements for   largely unchanged
  Lessors            from current
                     guidance except
                     for certain
                     targeted changes.
                     The new guidance
                     will also require
                     new qualitative
                     and quantitative
                     disclosures. In
                     July 2018, two
                     amendments to the
                     new guidance were
                     issued. The
                     amendments
                     provide the
                     option to adopt
                     the new guidance
                     prospectively
                     without adjusting
                     comparative
                     periods. Also,
                     the amendments
                     provide lessors
                     with a practical
                     expedient not to
                     separate lease
                     and non-lease
                     components for
                     certain operating
                     leases. In
                     December 2018, an
                     amendment was
                     issued to clarify
                     lessor accounting
                     relating to
                     taxes, certain
                     lessor's costs
                     and variable
                     payments related
                     to both lease and
                     non-lease
                     components. The
                     Company will
                     adopt the new
                     guidance and
                     related
                     amendments on
                     January 1, 2019
                     and expects to
                     elect certain
                     practical
                     expedients
                     permitted under
                     the transition
                     guidance.
  ---------------------------------------------------------------------------

2. Merger

   In April 2018, MTL merged with its affiliate, GALIC, a wholly-owned subsidiary of MetLife, Inc. and a U.S. life insurance company (the "Merger"). The surviving entity of the Merger was MTL, which re-domesticated from Delaware to Nebraska immediately prior to the Merger. The Merger represents a transaction among entities under common control and was accounted for in a manner similar to the pooling-of-interests method, which requires that the merged entities be combined at their historical cost. The Company's consolidated financial statements and related footnotes are presented as if the transaction occurred at the beginning of the earliest date presented and the prior periods have been retrospectively adjusted.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Merger (continued)


   Information regarding adjustments to stockholder's equity upon the consummation of the Merger is as follows:

                                                                             Accumulated
                                                   Additional   Retained        Other         Total
                                           Common   Paid-in     Earnings    Comprehensive Stockholder's
                                           Stock    Capital     (Deficit)      Income        Equity
                                           ------  ---------- ------------- ------------- -------------
                                                              (In millions)
Balance of MTL's equity at December 31,
  2015.................................... $    3  $      967   $    (87)     $    120     $    1,003
Balance of GALIC's equity at December 31,
  2015....................................      3         853        542           181          1,579
GALIC Revisions (1).......................     --          --         37            (5)            32
Merger adjustment (2).....................     (3)          3         --            --             --
                                           ------  ----------   --------      --------     ----------
   Balance of MTL's equity at
     December 31, 2015.................... $    3  $    1,823   $    492      $    296     $    2,614
                                           ======  ==========   ========      ========     ==========

--------
(1)See Note 1 for additional information on revisions.

(2)Includes a reclassification from common stock to additional paid-in capital to eliminate GALIC's common stock.

3. Insurance

Insurance Liabilities

   Future policy benefits are measured as follows:

 -----------------------------------------------------------------------------
 Product Type:                          Measurement Assumptions:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Participating life                     Aggregate of (i) net level premium
                                        reserves for death and endowment
                                        policy benefits (calculated based
                                        upon the non-forfeiture interest
                                        rate, ranging from 3% to 6%, and
                                        mortality rates guaranteed in
                                        calculating the cash surrender values
                                        described in such contracts); and
                                        (ii) the liability for terminal
                                        dividends.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Nonparticipating life                  Aggregate of the present value of
                                        future expected benefit payments and
                                        related expenses less the present
                                        value of future expected net
                                        premiums. Assumptions as to mortality
                                        and persistency are based upon the
                                        Company's experience when the basis
                                        of the liability is established.
                                        Interest rate assumptions for the
                                        aggregate future policy benefit
                                        liabilities range from 3% to 8%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Individual and group traditional       Present value of future expected
 fixed annuities after annuitization    payments. Interest rate assumptions
                                        used in establishing such liabilities
                                        range from 3% to 8%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Non-medical health insurance           The net level premium method and
                                        assumptions as to future morbidity,
                                        withdrawals and interest, which
                                        provide a margin for adverse
                                        deviation. The interest rate
                                        assumption used in establishing such
                                        liabilities is 5%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Disabled lives                         Present value of benefits method and
                                        experience assumptions as to claim
                                        terminations, expenses and interest.
                                        Interest rate assumptions used in
                                        establishing such liabilities range
                                        from 3% to 7%.
 -----------------------------------------------------------------------------

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)


   Participating business represented 33% of the Company's life insurance in-force at December 31, 2018 and 2017. Participating policies represented 94% of gross traditional life insurance premiums for each of the years ended December 31, 2018, 2017 and 2016.

   Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 7%, less expenses, mortality charges and withdrawals.

Guarantees

   The Company issued annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issued universal life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit or a guaranteed paid-up benefit.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)


   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal life contracts was as follows:

                                            Annuity
                                           Contracts   Universal Life Contracts
                                         ------------- ------------------------
                                          Guaranteed
                                         Annuitization Secondary     Paid-Up
                                           Benefits    Guarantees   Guarantees   Totals
                                         ------------- ----------   ----------  --------
                                                         (In millions)
Direct:
Balance at January 1, 2016..............    $    6      $    131     $    215   $    352
Incurred guaranteed benefits............        --           (31)          14        (17)
Paid guaranteed benefits................        --            --           --         --
                                            ------      --------     --------   --------
Balance at December 31, 2016............         6           100          229        335
Incurred guaranteed benefits............        --            13           10         23
Paid guaranteed benefits................        --            --           --         --
                                            ------      --------     --------   --------
Balance at December 31, 2017............         6           113          239        358
Incurred guaranteed benefits............        --            15            6         21
Paid guaranteed benefits................        --            --           --         --
                                            ------      --------     --------   --------
Balance at December 31, 2018............    $    6      $    128     $    245   $    379
                                            ======      ========     ========   ========
Ceded:
Balance at January 1, 2016..............    $   --      $    128     $    152   $    280
Incurred guaranteed benefits............        --           (30)           9        (21)
Paid guaranteed benefits................        --            --           --         --
                                            ------      --------     --------   --------
Balance at December 31, 2016............        --            98          161        259
Incurred guaranteed benefits............        --            15            6         21
Paid guaranteed benefits................        --            --           --         --
                                            ------      --------     --------   --------
Balance at December 31, 2017............        --           113          167        280
Incurred guaranteed benefits............        --            15            4         19
Paid guaranteed benefits................        --            --           --         --
                                            ------      --------     --------   --------
Balance at December 31, 2018............    $   --      $    128     $    171   $    299
                                            ======      ========     ========   ========
Net:
Balance at January 1, 2016..............    $    6      $      3     $     63   $     72
Incurred guaranteed benefits............        --            (1)           5          4
Paid guaranteed benefits................        --            --           --         --
                                            ------      --------     --------   --------
Balance at December 31, 2016............         6             2           68         76
Incurred guaranteed benefits............        --            (2)           4          2
Paid guaranteed benefits................        --            --           --         --
                                            ------      --------     --------   --------
Balance at December 31, 2017............         6            --           72         78
Incurred guaranteed benefits............        --            --            2          2
Paid guaranteed benefits................        --            --           --         --
                                            ------      --------     --------   --------
Balance at December 31, 2018............    $    6      $     --     $     74   $     80
                                            ======      ========     ========   ========

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)


   Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                       December 31,
                                                    ---------------------
                                                      2018       2017
                                                    ---------  ---------
                                                            At
                                                       Annuitization
                                                    ---------------------
                                                    (Dollars in millions)
        Annuity Contracts:
        Total account value (1).................... $     255  $     259
        Net amount at risk (2)..................... $      46  $      47
        Average attained age of contractholders....  68 years   68 years

                                           December 31, 2018       December 31, 2017
                                         ---------------------- -----------------------
                                         Secondary    Paid-Up   Secondary    Paid-Up
                                         Guarantees  Guarantees Guarantees  Guarantees
                                         ----------- ---------- ----------- -----------
                                                     (Dollars in millions)
Universal Life Contracts:
Total account value (1)................. $     1,731 $   2,133  $     1,756 $     2,230
Net amount at risk (3).................. $    10,855 $   9,249  $    11,455 $     9,902
Average attained age of policyholders...    68 years  64 years     67 years    64 years

--------
(1)Includes the contractholder's investments in the general account and separate account, if applicable.

(2)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(3)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                                      December 31,
                                                     ---------------
                                                      2018    2017
                                                     ------- -------
                                                      (In millions)
            Fund Groupings:
            Equity.................................. $    20 $    24
            Bond....................................       3       3
            Balanced................................       2       2
            Money Market............................      --       1
                                                     ------- -------
               Total................................ $    25 $    30
                                                     ======= =======

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)


Obligations Assumed Under Structured Settlement Assignments

   The Company assumed structured settlement claim obligations when operating solely as an assignment company. These liabilities are measured at the present value of the periodic claims to be provided and reported as other policy-related balances. The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities from an affiliate to fund these periodic payment claim obligations and designated payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding the assigned structured settlement claims are recorded as an investment. See Note 1.

   See Note 6 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

   MTL is a member of FHLBanks. Holdings of common stock of FHLBanks, included in other invested assets, were as follows at:

                                                      December 31,
                                                     ---------------
                                                      2018    2017
                                                     ------- -------
                                                      (In millions)
            FHLB of Des Moines...................... $    17 $    35
            FHLB of Pittsburgh...................... $    19 $    11

   The Company has also entered into funding agreements with FHLBanks. The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                               Liability      Collateral (2)
                                           ----------------- -----------------
                                                      December 31,
                                           -----------------------------------
                                             2018     2017     2018     2017
                                           -------- -------- -------- --------
                                                      (In millions)
  FHLB of Des Moines (1).................. $    425 $    625 $    518 $    701
  FHLB of Pittsburgh (1).................. $    450 $    250 $    589 $    311

--------
(1)Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default, the applicable FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)


Liabilities for Unpaid Claims and Claim Expenses

   Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                                      Years Ended December 31,
                                                                ----------------------------------
                                                                   2018        2017        2016
                                                                ----------  ----------  ----------
                                                                           (In millions)
Balance at January 1,.......................................... $      267  $      279  $      302
   Less: Reinsurance recoverables..............................        157         174         199
                                                                ----------  ----------  ----------
Net balance at January 1,......................................        110         105         103
                                                                ----------  ----------  ----------
Incurred related to:
   Current year................................................        423         307         364
   Prior years (1).............................................         30          35          52
                                                                ----------  ----------  ----------
       Total incurred..........................................        453         342         416
                                                                ----------  ----------  ----------
Paid related to:
   Current year................................................       (403)       (300)       (356)
   Prior years.................................................        (31)        (37)        (58)
                                                                ----------  ----------  ----------
       Total paid..............................................       (434)       (337)       (414)
                                                                ----------  ----------  ----------
Net balance at December 31,....................................        129         110         105
   Add: Reinsurance recoverables...............................        166         157         174
                                                                ----------  ----------  ----------
Balance at December 31 (included in future policy benefits and
  other policy-related balances),.............................. $      295  $      267  $      279
                                                                ==========  ==========  ==========

--------
(1)During 2018, 2017 and 2016, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported during current year.

Separate Accounts

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $2.4 billion and $1.8 billion at December 31, 2018 and 2017, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $193 million and $127 million at December 31, 2018 and 2017, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 5.27% and 3.72% at December 31, 2018 and 2017, respectively.

   For the years ended December 31, 2018, 2017 and 2016, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4. Deferred Policy Acquisition Costs and Value of Business Acquired

   See Note 1 for a description of capitalized acquisition costs.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)


Nonparticipating and Non-Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)


   Information regarding DAC and VOBA was as follows:

                                                            Years Ended December 31,
                                                       ----------------------------------
                                                          2018        2017        2016
                                                       ----------  ----------  ----------
                                                                  (In millions)
DAC:
Balance at January 1,................................. $      543  $      553  $      511
Capitalizations.......................................         44          81         128
Amortization related to:
Net investment gains (losses) and net derivative gains
   (losses)...........................................         (2)          3           2
Other expenses........................................        (80)        (83)        (82)
                                                       ----------  ----------  ----------
   Total amortization.................................        (82)        (80)        (80)
                                                       ----------  ----------  ----------
Unrealized investment gains (losses)..................         33         (11)         (6)
                                                       ----------  ----------  ----------
Balance at December 31,...............................        538         543         553
                                                       ----------  ----------  ----------
VOBA:
Balance at January 1,.................................         39          42          36
Amortization related to:
Other expenses........................................         (4)         (2)         (2)
                                                       ----------  ----------  ----------
   Total amortization.................................         (4)         (2)         (2)
                                                       ----------  ----------  ----------
Unrealized investment gains (losses)..................          5          (1)          8
                                                       ----------  ----------  ----------
Balance at December 31,...............................         40          39          42
                                                       ----------  ----------  ----------
Total DAC and VOBA:
Balance at December 31,............................... $      578  $      582  $      595
                                                       ==========  ==========  ==========

   The estimated future amortization expense to be reported in other expenses for the next five years was as follows:

                                                                      VOBA
                                                                  -------------
                                                                  (In millions)
 2019............................................................   $      4
 2020............................................................   $      4
 2021............................................................   $      4
 2022............................................................   $      4
 2023............................................................   $      4

5. Reinsurance

   The Company enters into reinsurance agreements as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)


   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

   For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring the mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a former affiliate.

   The Company has reinsured certain of its annuity and supplementary contract business to an affiliate.

   The Company also assumes portions of certain whole life policies issued by an affiliate and a former affiliate.

   The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2018 and 2017 were not significant.

   The Company has secured certain reinsurance recoverable balances with various forms for collateral, including secured trusts and funds withheld accounts. The Company had $594 million and $632 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2018 and 2017, respectively.

   At December 31, 2018, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the Company's five largest unaffiliated ceded reinsurers, including $301 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2017, the Company had $891 million of net unaffiliated ceded reinsurance recoverables. Of this total, $675 million, or 76%, were with the Company's five largest unaffiliated ceded reinsurers, including $419 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)


   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                 Years Ended December 31,
                                             -------------------------------
                                                2018       2017       2016
                                             ---------  ---------  ---------
                                                      (In millions)
  Premiums
  Direct premiums........................... $   1,266  $     741  $     239
  Reinsurance assumed.......................       732        755        775
  Reinsurance ceded.........................      (268)      (269)      (264)
                                             ---------  ---------  ---------
     Net premiums........................... $   1,730  $   1,227  $     750
                                             =========  =========  =========
  Universal life and investment-type
    product policy fees
  Direct universal life and investment-type
    product policy fees..................... $     458  $     465  $     472
  Reinsurance assumed.......................        --         --         --
  Reinsurance ceded.........................      (311)      (323)      (326)
                                             ---------  ---------  ---------
     Net universal life and investment-type
       product policy fees.................. $     147  $     142  $     146
                                             =========  =========  =========
  Policyholder benefits and claims
  Direct policyholder benefits and claims... $   2,181  $   1,608  $   1,077
  Reinsurance assumed.......................       599        606        580
  Reinsurance ceded.........................      (535)      (588)      (402)
                                             ---------  ---------  ---------
     Net policyholder benefits and claims... $   2,245  $   1,626  $   1,255
                                             =========  =========  =========
  Interest credited to policyholder account
    balances
  Direct interest credited to policyholder
    account balances........................ $     341  $     343  $     351
  Reinsurance assumed.......................        --         --         --
  Reinsurance ceded.........................      (101)      (103)      (105)
                                             ---------  ---------  ---------
     Net interest credited to policyholder
       account balances..................... $     240  $     240  $     246
                                             =========  =========  =========
  Other expenses
  Direct other expenses..................... $     182  $      74  $      89
  Reinsurance assumed.......................       131        128        133
  Reinsurance ceded.........................       (46)        --        (55)
                                             ---------  ---------  ---------
     Net other expenses..................... $     267  $     202  $     167
                                             =========  =========  =========

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)


   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                        December 31,
                               ---------------------------------------------------------------
                                            2018                            2017
                               ------------------------------- -------------------------------
                                                        Total                           Total
                                                       Balance                         Balance
                               Direct  Assumed  Ceded   Sheet  Direct  Assumed  Ceded   Sheet
                               ------- ------- ------  ------- ------- ------- ------  -------
                                                        (In millions)
Assets
Premiums, reinsurance and
  other receivables........... $    22 $  144  $3,831  $ 3,997 $    20 $  152  $3,823  $ 3,995
Deferred policy acquisition
  costs and value of business
  acquired....................     179    482     (83)     578     170    498     (86)     582
                               ------- ------  ------  ------- ------- ------  ------  -------
   Total assets............... $   201 $  626  $3,748  $ 4,575 $   190 $  650  $3,737  $ 4,577
                               ======= ======  ======  ======= ======= ======  ======  =======
Liabilities
Future policy benefits........ $ 6,489 $2,206  $   --  $ 8,695 $ 5,587 $1,894  $   --  $ 7,481
Other policy-related
  balances....................   5,686     76      21    5,783   5,700     77      28    5,805
Other liabilities.............     283     46     659      988     230     42     706      978
                               ------- ------  ------  ------- ------- ------  ------  -------
   Total liabilities.......... $12,458 $2,328  $  680  $15,466 $11,517 $2,013  $  734  $14,264
                               ======= ======  ======  ======= ======= ======  ======  =======

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $980 million and $987 million at December 31, 2018 and 2017, respectively. The deposit liabilities on reinsurance were $2 million at both December 31, 2018 and 2017.

Related Party Reinsurance Transactions

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Metropolitan Life Insurance Company and MetLife Insurance K.K., each of which is a related party. Additionally, the Company has reinsurance agreements with Brighthouse Life Insurance Company, a former subsidiary of MetLife, Inc. which was a related party through June 2018. The Company entered into reinsurance transactions with Brighthouse Life Insurance Company in the normal course of business and such transactions will continue based upon business needs.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)


   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                  Years Ended December 31,
                                                                ----------------------------
                                                                  2018      2017      2016
                                                                --------  --------  --------
                                                                        (In millions)
Premiums
Reinsurance assumed............................................ $    314  $    542  $    574
Reinsurance ceded..............................................       (9)      (17)      (20)
                                                                --------  --------  --------
   Net premiums................................................ $    305  $    525  $    554
                                                                ========  ========  ========
Universal life and investment-type product policy fees
Reinsurance assumed............................................ $     --  $     --  $     --
Reinsurance ceded..............................................      (45)      (99)     (102)
                                                                --------  --------  --------
   Net universal life and investment-type product policy fees.. $    (45) $    (99) $   (102)
                                                                ========  ========  ========
Policyholder benefits and claims
Reinsurance assumed............................................ $    255  $    430  $    459
Reinsurance ceded..............................................      (18)      (44)      (36)
                                                                --------  --------  --------
   Net policyholder benefits and claims........................ $    237  $    386  $    423
                                                                ========  ========  ========
Interest credited to policyholder account balances
Reinsurance assumed............................................ $     --  $     --  $     --
Reinsurance ceded..............................................      (65)     (103)     (105)
                                                                --------  --------  --------
   Net interest credited to policyholder account balances...... $    (65) $   (103) $   (105)
                                                                ========  ========  ========
Other expenses
Reinsurance assumed............................................ $     65  $     96  $    103
Reinsurance ceded..............................................      (18)       (9)      (30)
                                                                --------  --------  --------
   Net other expenses.......................................... $     47  $     87  $     73
                                                                ========  ========  ========

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)


   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                    December 31,
                                                       --------------------------------------
                                                             2018                2017
                                                       ---------------- ---------------------
                                                       Assumed   Ceded   Assumed      Ceded
                                                       -------- ------- ---------- ----------
                                                                    (In millions)
Assets
Premiums, reinsurance and other receivables........... $     31 $ 1,047 $      152 $    2,852
Deferred policy acquisition costs and value of
  business acquired...................................      111      --        498        (40)
                                                       -------- ------- ---------- ----------
   Total assets....................................... $    142 $ 1,047 $      650 $    2,812
                                                       ======== ======= ========== ==========
Liabilities
Future policy benefits................................ $    463 $    -- $    1,807 $       --
Other policy-related balances.........................        6      --         23         28
Other liabilities.....................................        7      --         40         18
                                                       -------- ------- ---------- ----------
   Total liabilities.................................. $    476 $    -- $    1,870 $       46
                                                       ======== ======= ========== ==========

   The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.0 billion and $1.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2018 and 2017, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $978 million and $986 million at December 31, 2018 and 2017, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2018 and 2017.

6. Investments

   See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

   Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

   The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)


   The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

     The following table presents the fixed maturity securities AFS by sector. Municipals includes taxable and tax-exempt revenue bonds, and to a much lesser extent general obligations of states, municipalities and political subdivisions. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities AFS. Included within fixed maturity securities AFS are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS (collectively, "Structured Securities").

                                December 31, 2018                               December 31, 2017
                  ---------------------------------------------- -----------------------------------------------
                                 Gross Unrealized                               Gross Unrealized
                   Cost or  -------------------------  Estimated  Cost or  --------------------------  Estimated
                  Amortized       Temporary    OTTI      Fair    Amortized        Temporary    OTTI      Fair
                    Cost    Gains  Losses   Losses (1)   Value     Cost    Gains   Losses   Losses (1)   Value
                  --------- ----- --------- ---------- --------- --------- ------ --------- ---------- ---------
                                                          (In millions)
U.S. corporate... $  4,148  $192   $  102     $  --    $  4,238   $ 3,972  $  365   $  14     $  --    $  4,323
Foreign
  corporate......    2,184   102      116        --       2,170     1,914     187      32        --       2,069
RMBS.............    1,388    39       13        (1)      1,415     1,261      44       6        (1)      1,300
U.S. government
  and agency.....    1,214   167        5        --       1,376     1,500     207       6        --       1,701
Foreign
  government.....    1,228   162       45        --       1,345     1,104     239      11        --       1,332
CMBS.............      799     4        9        --         794       589      10       1        --         598
ABS..............      558     2        7        --         553       461       3       2        --         462
Municipals.......      227    36        2        --         261       237      47      --         1         283
                  --------  ----   ------     -----    --------   -------  ------   -----     -----    --------
   Total fixed
     maturity
     securities
     AFS......... $ 11,746  $704   $  299     $  (1)   $ 12,152   $11,038  $1,102   $  72     $  --    $ 12,068
                  ========  ====   ======     =====    ========   =======  ======   =====     =====    ========

--------
(1)Noncredit OTTI losses included in AOCI in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

     The Company held non-income producing fixed maturity securities AFS with an estimated fair value of $0 and $1 million with unrealized gains (losses) of $0 and ($1) million at December 31, 2018 and 2017, respectively.

  Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

     Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

  effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities AFS

     The amortized cost and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2018:

                                                                    Due After Five
                                                      Due After One     Years                                Total Fixed
                                          Due in One  Year Through   Through Ten   Due After Ten Structured    Maturity
                                         Year or Less  Five Years       Years          Years     Securities Securities AFS
                                         ------------ ------------- -------------- ------------- ---------- --------------
                                                                           (In millions)
Amortized cost..........................   $    497    $    1,796     $    2,914    $    3,794   $    2,745  $    11,746
Estimated fair value....................   $    493    $    1,846     $    2,934    $    4,117   $    2,762  $    12,152

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

     The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at:

                                         December 31, 2018                           December 31, 2017
                            ------------------------------------------- -------------------------------------------
                                                   Equal to or Greater                         Equal to or Greater
                             Less than 12 Months     than 12 Months      Less than 12 Months     than 12 Months
                            --------------------- --------------------- --------------------- ---------------------
                                         Gross                 Gross                 Gross                 Gross
                            Estimated  Unrealized Estimated  Unrealized Estimated  Unrealized Estimated  Unrealized
                            Fair Value   Losses   Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
                            ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                             (Dollars in millions)
U.S. corporate.............  $  1,729    $   76    $    301    $   26    $    359    $   4      $  158     $  10
Foreign corporate..........     1,010        63         314        53         208        4         283        28
RMBS.......................       350         4         276         8         283        2          83         3
U.S. government and
  agency...................       326         1         117         4         787        4          21         2
Foreign government.........       329        19         138        26          40        1         157        10
CMBS.......................       406         8          29         1          63       --           7         1
ABS........................       394         6          35         1          24       --          49         2
Municipals.................        31         1          11         1          11       --           6         1
                             --------    ------    --------    ------    --------    -----      ------     -----
   Total fixed maturity
     securities AFS........  $  4,575    $  178    $  1,221    $  120    $  1,775    $  15      $  764     $  57
                             ========    ======    ========    ======    ========    =====      ======     =====
Total number of securities
  in an unrealized loss
  position.................     1,351                   305                   280                  227
                             ========              ========              ========               ======

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)


  Evaluation of Fixed Maturity Securities AFS for OTTI and Evaluating Temporarily Impaired Fixed Maturity Securities AFS

   Evaluation and Measurement Methodologies

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to Structured Securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      The methodology and significant inputs used to determine the amount of credit loss are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain Structured Securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for the following types of securities: U.S. and foreign corporate, foreign government and municipals, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

       information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

      With respect to securities that have attributes of debt and equity ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

      The amortized cost of securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

      In periods subsequent to the recognition of OTTI on a security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

      Based on the Company's current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2018. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation and foreign currency exchange rates. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

      Gross unrealized losses on fixed maturity securities AFS increased
   $226 million during the year ended December 31, 2018 to $298 million. The increase in gross unrealized losses for the year ended December 31, 2018 was primarily attributable to increases in interest rates, widening credit spreads and, to a lesser extent, the impact of weakening of certain foreign currencies on non-functional currency denominated fixed maturity securities AFS.

      At December 31, 2018, $6 million of the total $298 million of gross unrealized losses were from 10 fixed maturity securities AFS with an unrealized loss position of 20% or more of amortized cost for six months or greater.

   Investment Grade Fixed Maturity Securities AFS

      Of the $6 million of gross unrealized losses on fixed maturity securities AFS with an unrealized loss of 20% or more of amortized cost for six months or greater, $4 million, or 67%, were related to gross unrealized losses on 7 investment grade fixed maturity securities AFS. Unrealized losses on investment grade fixed maturity securities AFS are principally related to widening credit spreads since purchase and, with respect to fixed-rate fixed maturity securities AFS, rising interest rates since purchase.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)


   Below Investment Grade Fixed Maturity Securities AFS

      Of the $6 million of gross unrealized losses on fixed maturity securities AFS with an unrealized loss of 20% or more of amortized cost for six months or greater, $2 million, or 33%, were related to gross unrealized losses on 3 below investment grade fixed maturity securities AFS. Unrealized losses on below investment grade fixed maturity securities AFS are principally related to U.S. corporate industrial securities and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty. Management evaluates U.S. corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers.

Equity Securities

   Equity securities were invested primarily in common stock at both
December 31, 2018 and 2017. Effective January 1, 2018, the Company has reclassified its investment in common stock in FHLBanks from equity securities to other invested assets. These investments are carried at redemption value and are considered restricted investments until redeemed by the respective FHLBanks. The carrying value of these investments at December 31, 2017 was $46 million.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

     Mortgage loans are summarized as follows at:

                                                 December 31,
                                 --------------------------------------------
                                          2018                   2017
                                 ---------------------  ---------------------
                                  Carrying     % of      Carrying     % of
                                   Value       Total      Value       Total
                                 ----------  ---------  ----------  ---------
                                             (Dollars in millions)
  Mortgage loans:
  Commercial.................... $    1,350       71.3% $    1,100       85.5%
  Agricultural..................        552       29.2         192       14.9
                                 ----------  ---------  ----------  ---------
     Total recorded investment..      1,902      100.5       1,292      100.4
  Valuation allowances..........         (9)      (0.5)         (6)      (0.4)
                                 ----------  ---------  ----------  ---------
     Total mortgage loans, net.. $    1,893      100.0% $    1,286      100.0%
                                 ==========  =========  ==========  =========

     Purchases of commercial mortgage loans were $5 million and $20 million for the years ended December 31, 2018 and 2017, respectively.

     The Company purchases unaffiliated mortgage loans under master participation agreements, from affiliates, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of unaffiliated mortgage loan participation interests purchased by the Company from affiliates during the years ended December 31, 2018, 2017 and 2016 were $576 million, $334 million and $216 million, respectively. In connection with the mortgage loan participations, the affiliates collected mortgage loan principal and interest payments on the Company's behalf and the affiliates remitted such payments to the Company in the amount of $125 million, $128 million and $343 million during the years ended
  December 31, 2018, 2017 and 2016, respectively.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)


  Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

      All mortgage loans were evaluated collectively for credit losses and the related valuation allowances were maintained primarily for the commercial mortgage loans. The Company had no impaired mortgage loans during the each of the years ended December 31, 2018, 2017 and 2016.

  Valuation Allowance Rollforward by Portfolio Segment

                                             Commercial Agricultural  Total
                                             ---------- ------------ -------
                                                      (In millions)
    Balance at January 1, 2016..............  $     5     $    --    $     5
    Provision (release).....................       --          --         --
                                              -------     -------    -------
    Balance at December 31, 2016............        5          --          5
    Provision (release).....................        1          --          1
                                              -------     -------    -------
    Balance at December 31, 2017............        6          --          6
    Provision (release).....................        1           2          3
                                              -------     -------    -------
    Balance at December 31, 2018............  $     7     $     2    $     9
                                              =======     =======    =======

   Valuation Allowance Methodology

      Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience with loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

      The Company typically uses several years of historical experience in establishing non-specific valuation allowances which capture multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)


   All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

   For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

   For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)


  Credit Quality of Commercial Mortgage Loans

     The credit quality of commercial mortgage loans was as follows at:

                                         Recorded Investment
                           -----------------------------------------------
                           Debt Service Coverage Ratios
                           --------------------------
                                        1.00x -                      % of
                            > 1.20x      1.20x  < 1.00x   Total      Total
                           ----------   ------- ------- ---------- ---------
                                   (Dollars in millions)
    December 31, 2018
    Loan-to-value ratios:
    Less than 65%......... $    1,140   $    35 $    14 $    1,189      88.1%
    65% to 75%............        125        --       2        127       9.4
    76% to 80%............         25        --      --         25       1.8
    Greater than 80%......         --         9      --          9       0.7
                           ----------   ------- ------- ---------- ---------
       Total.............. $    1,290   $    44 $    16 $    1,350     100.0%
                           ==========   ======= ======= ========== =========
    December 31, 2017
    Loan-to-value ratios:
    Less than 65%......... $      911   $    58 $     2 $      971      88.3%
    65% to 75%............        108         2       2        112      10.2
    76% to 80%............          8        --      --          8       0.7
    Greater than 80%......         --         9      --          9       0.8
                           ----------   ------- ------- ---------- ---------
       Total.............. $    1,027   $    69 $     4 $    1,100     100.0%
                           ==========   ======= ======= ========== =========

  Credit Quality of Agricultural Mortgage Loans

     The credit quality of agricultural mortgage loans was as follows at:

                                  December 31,         December 31,
                              -------------------  --------------------
                                      2018                 2017
                              -------------------  --------------------
                               Recorded    % of     Recorded    % of
                              Investment   Total   Investment   Total
                              ---------- --------  ---------- ---------
                                        (Dollars in millions)
       Loan-to-value ratios:
       Less than 65%.........  $    446      80.8%  $    155       80.7%
       65% to 75%............       106      19.2         37       19.3
                               --------  --------   --------  ---------
          Total..............  $    552     100.0%  $    192      100.0%
                               ========  ========   ========  =========

  Past Due and Nonaccrual Mortgage Loans

     The Company has a high quality, well performing mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2018 and 2017. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no mortgage loans past due and one commercial mortgage loan in nonaccrual status with recorded investment of $9 million at December 31, 2018. The Company had no mortgage loans past due and no nonaccrual mortgage loans at December 31, 2017.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)


  Mortgage Loans Modified in a Troubled Debt Restructuring

     The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. There were no mortgage loans modified in a troubled debt restructuring for both the years ended December 31, 2018 and 2017.

Other Invested Assets

   Other invested assets is comprised primarily of leveraged leases, freestanding derivatives with positive estimated fair values (see Note 7) and affiliated loans.

  Leveraged Leases

     Investment in leveraged leases consisted of the following at:

                                                      December 31,
                                                  --------------------
                                                     2018       2017
                                                  ---------  ---------
                                                      (In millions)
         Rental receivables, net................. $      --  $      --
         Estimated residual values...............       189        189
                                                  ---------  ---------
            Subtotal.............................       189        189
         Unearned income.........................       (13)       (23)
                                                  ---------  ---------
            Investment in leveraged
               leases............................ $     176  $     166
                                                  =========  =========

     Rental receivables are generally due in periodic installments. The payment periods for leveraged leases range from one to two years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2018 and 2017, all leveraged lease receivables were performing.

     The Company's deferred income tax liability related to leveraged leases was $54 million and $58 million at December 31, 2018 and 2017, respectively.

     The components of income from investments in leveraged leases, excluding net investment gains (losses), were as follows:

                                                       December 31,
                                                 -------------------------
                                                   2018     2017    2016
                                                 --------- ------- -------
                                                       (In millions)
      Lease investment income................... $      10 $     8 $    11
      Less: Income tax expense..................         2       3       4
                                                 --------- ------- -------
         Lease investment income, net of income
            tax................................. $       8 $     5 $     7
                                                 ========= ======= =======

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)


Cash Equivalents

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $272 million and $183 million at December 31, 2018 and 2017, respectively.

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity securities AFS, equity securities and derivatives and the effect on DAC, VOBA and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

   The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                       Years Ended December 31,
                                                     ----------------------------
                                                       2018      2017      2016
                                                     --------  --------  --------
                                                             (In millions)
Fixed maturity securities AFS....................... $    409  $  1,034  $    655
Equity securities...................................       --         2         4
Derivatives.........................................       69       (13)       35
Other...............................................       --         2        (2)
                                                     --------  --------  --------
       Subtotal.....................................      478     1,025       692
                                                     --------  --------  --------
Amounts allocated from:
   Future policy benefits...........................      (64)      (98)       (4)
   DAC and VOBA.....................................      (39)      (77)      (65)
                                                     --------  --------  --------
       Subtotal.....................................     (103)     (175)      (69)
                                                     --------  --------  --------
Deferred income tax benefit (expense)...............      (79)     (291)     (218)
                                                     --------  --------  --------
       Net unrealized investment gains (losses)..... $    296  $    559  $    405
                                                     ========  ========  ========

   The changes in net unrealized investment gains (losses) were as follows:

                                                                             Years Ended December 31,
                                                                           ----------------------------
                                                                             2018      2017      2016
                                                                           --------  --------  --------
                                                                                   (In millions)
Balance at January 1,..................................................... $    559  $    405  $    316
Cumulative effects of changes in accounting principles, net of income tax
  (Note 1)................................................................      112        --        --
Unrealized investment gains (losses) during the year......................     (545)      333       139
Unrealized investment gains (losses) relating to:
Future policy benefits....................................................       34       (94)       (4)
DAC and VOBA..............................................................       38       (12)        2
Deferred income tax benefit (expense).....................................       98       (73)      (48)
                                                                           --------  --------  --------
Balance at December 31,................................................... $    296  $    559  $    405
                                                                           --------  --------  --------
   Change in net unrealized investment gains (losses)..................... $   (263) $    154  $     89
                                                                           ========  ========  ========

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)


Concentrations of Credit Risk

   Investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, were in fixed income securities of the Canadian federal and provincial governments with an estimated fair value of $1.1 billion and $1.2 billion at December 31, 2018 and 2017, respectively.

Securities Lending

   Securities and Collateral

   A summary of the securities lending transactions is as follows:

                                                     December 31,
            -----------------------------------------------------------------------------------------------------
                                 2018                                               2017
            -------------------------------------------------- --------------------------------------------------
            Securities on Loan (1)                             Securities on Loan (1)
            ----------------------                             ----------------------
                                        Cash                                               Cash
                                     Collateral   Reinvestment                          Collateral   Reinvestment
                        Estimated  Received from  Portfolio at             Estimated  Received from  Portfolio at
            Amortized     Fair     Counterparties  Estimated   Amortized     Fair     Counterparties  Estimated
              Cost        Value       (2) (3)      Fair Value    Cost        Value       (2) (3)      Fair Value
            ---------   ---------  -------------- ------------ ---------   ---------  -------------- ------------
                                                     (In millions)
Securities
  lending..  $  829      $  953        $  958       $  1,015    $  695      $  847        $  859        $  863

--------
(1)Included within fixed maturity securities AFS.

(2)In connection with securities lending, in addition to cash collateral received, the Company received from counterparties security collateral of $14 million and $7 million at December 31, 2018 and 2017, respectively, which may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

(3)The securities lending liability for cash collateral is included within payables for collateral under securities loaned and other transactions.

   Contractual Maturities

     A summary of the remaining contractual maturities of securities lending agreements is as follows:

                                           December 31, 2018                    December 31, 2017
                                     ------------------------------------ ------------------------------------
                                     Remaining Tenor of Securities        Remaining Tenor of Securities
                                       Lending Agreements                   Lending Agreements
                                     -----------------------------        -----------------------------
                                                           Over                                 Over
                                                1 Month   1 to 6                     1 Month   1 to 6
                                     Open (1)   or Less   Months   Total  Open (1)   or Less   Months   Total
                                     --------   -------   ------   ------ --------   -------   ------   ------
                                                             (In millions)
Cash collateral liability by loaned
  security type:
U.S. government and agency..........  $  289    $  482    $  187   $  958  $  232    $  247    $  380   $  859

--------
(1)The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral. The estimated fair value of the securities on loan related to this cash collateral at December 31, 2018 was $284 million, all of which were U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)


   If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

   The reinvestment portfolio acquired with the cash collateral consisted principally of high quality, liquid, publicly-traded fixed maturity securities AFS, cash equivalents, cash or short-term investments. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

   Invested assets on deposit, held in trust and pledged as collateral are presented below at estimated fair value for all asset classes at:

                                                      December 31,
                                                  ---------------------
                                                     2018       2017
                                                  ---------- ----------
                                                      (In millions)
         Invested assets on deposit (regulatory
           deposits)............................. $    1,160 $    1,453
         Invested assets held in trust
           (reinsurance agreements)..............         10        339
         Invested assets pledged as collateral
           (1)...................................      1,118      1,047
                                                  ---------- ----------
            Total invested assets on deposit,
              held in trust and pledged as
               collateral........................ $    2,288 $    2,839
                                                  ========== ==========

--------
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 7).

   See "-- Securities Lending" for information regarding securities on loan. In addition, the restricted investment in FHLB common stock was $36 million and $46 million, at redemption value, at December 31, 2018 and 2017, respectively (see Note 1).

Collectively Significant Equity Method Investments

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $442 million at December 31, 2018. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $484 million at December 31, 2018. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

   As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for three of the most recent annual periods: 2018, 2017 and 2016. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)


   The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2018, 2017 and 2016. Aggregate total assets of these entities totaled $124.9 billion and $120.2 billion at December 31, 2018 and 2017, respectively. Aggregate total liabilities of these entities totaled
$12.1 billion and $11.3 billion at December 31, 2018 and 2017, respectively. Aggregate net income (loss) of these entities totaled $11.3 billion, $11.4 billion and $7.4 billion for the years ended December 31, 2018, 2017 and 2016, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

   The Company has invested in legal entities that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, would be deemed the primary beneficiary or consolidator of the entity. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

     There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2018 and 2017.

  Unconsolidated VIEs

     The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                         December 31,
                                         ---------------------------------------------
                                                  2018                   2017
                                         ---------------------- ----------------------
                                                      Maximum                Maximum
                                          Carrying   Exposure    Carrying   Exposure
                                           Amount   to Loss (1)   Amount   to Loss (1)
                                         ---------- ----------- ---------- -----------
                                                         (In millions)
Fixed maturity securities AFS:
   Structured Securities (2)............ $    2,763 $    2,763  $    2,361 $    2,361
   U.S. and foreign corporate...........        127        127         140        140
Other limited partnership
   interests............................        252        634         192        377
Real estate joint ventures..............        156        156         120        120
Other invested assets...................          1          5           1          1
                                         ---------- ----------  ---------- ----------
       Total............................ $    3,299 $    3,685  $    2,814 $    2,999
                                         ========== ==========  ========== ==========

--------
(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and the affiliated real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

   maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of less than $1 million at both December 31, 2018 and 2017. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during each of the years ended December 31, 2018, 2017 and 2016.

Net Investment Income

   The components of net investment income were as follows:

                                                Years Ended December 31,
                                            --------------------------------
                                               2018       2017       2016
                                            ---------- ---------- ----------
                                                     (In millions)
   Investment income:
   Fixed maturity securities AFS........... $      512 $      492 $      478
   Equity securities.......................          1          3          3
   Mortgage loans..........................         63         53         63
   Policy loans............................        102        105        107
   Real estate and real estate joint
     ventures..............................         27         25         17
   Other limited partnership interests.....         25         29         15
   Cash, cash equivalents and short-term
      investments..........................          6          5          2
   Annuities funding structured settlement
     claims................................        313        343        342
   Other...................................         28         11         14
                                            ---------- ---------- ----------
      Subtotal.............................      1,077      1,066      1,041
   Less: Investment expenses...............         41         37         32
                                            ---------- ---------- ----------
      Net investment income................ $    1,036 $    1,029 $    1,009
                                            ========== ========== ==========

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

   The Company invests in real estate joint ventures, other limited partnership interests and tax credit and renewable energy partnerships, the majority of which are accounted for under the equity method. Net investment income from other limited partnership interests and real estate joint ventures, accounted for under the equity method; tax credit and renewable energy partnerships, primarily accounted for under the equity method, totaled $30 million, $29 million and $13 million for the years ended December 31, 2018, 2017, and 2016, respectively.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)


Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

      The components of net investment gains (losses) were as follows:

                                                                       Years Ended December 31,
                                                                      -------------------------
                                                                        2018     2017     2016
                                                                      -------  -------  -------
                                                                            (In millions)
Total gains (losses) on fixed maturity securities AFS:
Total OTTI losses recognized -- by sector and industry:
U.S. and foreign corporate securities -- Industrial.................. $    --  $    --  $    (4)
                                                                      -------  -------  -------
   Total U.S. and foreign corporate securities.......................      --       --       (4)
   Municipals........................................................      --       (1)      --
                                                                      -------  -------  -------
   OTTI losses on fixed maturity securities AFS recognized in
     earnings........................................................      --       (1)      (4)
   Fixed maturity securities AFS -- net gains (losses) on sales and
     disposals.......................................................     (34)      (2)      (8)
                                                                      -------  -------  -------
   Total gains (losses) on fixed maturity securities AFS.............     (34)      (3)     (12)
   Total gains (losses) on equity securities:
   Total OTTI losses recognized -- by sector:
   Common stock......................................................      --       --       (3)
   Equity securities -- net gains (losses) on sales and disposals....       1       --       (2)
   Change in estimated fair value of equity securities...............      (4)      --       --
                                                                      -------  -------  -------
   Total gains (losses) on equity securities.........................      (3)      --       (5)
                                                                      -------  -------  -------
   Mortgage loans....................................................      (3)      (1)      --
   Real estate and real estate joint ventures........................      18       --        1
   Other limited partnership interests...............................      --       (4)      --
   Leveraged lease impairments.......................................      --       --      (41)
   Other.............................................................       4       (2)     (10)
                                                                      -------  -------  -------
   Total net investment gains (losses)............................... $   (18) $   (10) $   (67)
                                                                      =======  =======  =======

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($8) million, ($5) million and ($16) million for the years ended December 31, 2018, 2017 and 2016, respectively.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)


  Sales or Disposals and Impairments of Fixed Maturity Securities AFS

     Sales of securities are determined on a specific identification basis. Proceeds from sales or disposals and the components of net investment gains (losses) were as shown in the table below.

                                                Years Ended December 31,
                                            -------------------------------
                                              2018      2017        2016
                                            -------  ----------  ----------
                                                     (In millions)
   Proceeds................................ $ 3,930  $    2,964  $    2,181
                                            =======  ==========  ==========
   Gross investment gains.................. $    10  $       17  $       34
   Gross investment losses.................     (44)        (19)        (42)
   OTTI losses.............................      --          (1)         (4)
                                            -------  ----------  ----------
      Net investment gains
         (losses).......................... $   (34) $       (3) $      (12)
                                            =======  ==========  ==========

  Credit Loss Rollforward of Fixed Maturity Securities AFS

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities AFS still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                    Years Ended December 31,
                                                                                    -----------------------
                                                                                       2018        2017
                                                                                     ---------    --------
                                                                                       (In millions)
Balance, beginning of period....................................................... $       3    $      4
   Sales (maturities, pay downs or prepayments) of securities previously impaired
     as credit loss OTTI...........................................................        (3)         (1)
                                                                                     ---------    --------
Balance, end of period............................................................. $      --    $      3
                                                                                     =========    ========

Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities AFS, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                Years Ended December 31,
                                                -------------------------
                                                 2018     2017     2016
                                                ------- -------- --------
                                                      (In millions)
       Estimated fair value of invested assets
         transferred to affiliates............. $    -- $     -- $     97
       Amortized cost of invested assets
         transferred to affiliates............. $    -- $     -- $     85
       Net investment gains (losses)
         recognized on transfers............... $    -- $     -- $     12
       Estimated fair value of invested assets
         transferred from
          affiliates........................... $    -- $    454 $    102

   The carrying value of MetLife, Inc. affiliated loans held by the Company was $101 million and $100 million, at December 31, 2018 and 2017, respectively, which were included in other invested assets. In 2018, two senior notes previously issued by MetLife, Inc. to the Company were redenominated to Japanese yen. In April 2018, an $87 million senior note was redenominated into two new senior notes to the Company totaling 9.3 billion Japanese yen. The
9.3 billion Japanese yen senior notes mature in July 2021 and bear interest at a rate

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Investments (continued)

per annum of 2.97%, payable semi-annually. In May 2018, a $13 million senior note was redenominated to a new 1.4 billion Japanese yen senior note to the Company. The 1.4 billion Japanese yen senior note matures in December 2021 and bears interest at a rate per annum of 3.14%, payable semi-annually. The related net investment income was $2 million, $5 million and $5 million for the years ended December 31, 2018, 2017 and 2016, respectively.

   The carrying value of an affiliated investment in Metropolitan Money Market Pool held by the Company, which has a variable rate of return, was $81 million and $40 million, at December 31, 2018 and 2017, respectively, which was included in short-term investments. The related net investment income was $2 million, $1 million and less than $1 million for the years ended
December 31, 2018, 2017 and 2016, respectively.

   As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.5 billion for both December 31, 2018 and 2017. The related net investment income and corresponding policyholder benefits and claims recognized were $313 million, $343 million and $342 million for the years ended December 31, 2018, 2017 and 2016, respectively.

   The Company receives investment administrative services from affiliates. The related investment administrative service charges were $13 million, $17 million and $18 million for the years ended December 31, 2018, 2017 and 2016, respectively.

   See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures.

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliates.

7. Derivatives

Accounting for Derivatives

   See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

   Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)


  Interest Rate Derivatives

     The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps and floors.

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value and nonqualifying hedging relationships.

     Interest rate floors are purchased by the Company to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. At the outset of the contract, the Company pays a premium for the right to receive cash payments equal to the difference between the market rate and strike price multiplied by the notional amount, if the observed reference interest rate is below the strike level of the floor on the applicable reset date. In certain instances, the Company may lock in the economic impact of existing purchased floors by entering into offsetting written floors. The Company utilizes interest rate floors in nonqualifying hedging relationships.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the contractholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

  Foreign Currency Exchange Rate Derivatives

     The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

  Credit Derivatives

     The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

  typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

     The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                              December 31,
                                                        ------------------------------------------------------------
                                                                    2018                          2017
                                                        ------------------------------ -----------------------------
                                                                  Estimated Fair Value          Estimated Fair Value
                      Primary Underlying Risk Exposure            --------------------          --------------------
                      --------------------------------
                                                         Gross                          Gross
                                                        Notional                       Notional
                                                         Amount   Assets  Liabilities   Amount  Assets  Liabilities
                                                                             (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps      Interest rate................. $      -- $   --    $   --     $     17 $   --    $   --
Foreign currency         Foreign currency exchange
  swaps                    rate........................        41      6        --           34      3        --
                                                        --------- ------    ------     -------- ------    ------
   Subtotal.........................................           41      6        --           51      3        --
                                                        --------- ------    ------     -------- ------    ------
Cash flow hedges:
Foreign currency         Foreign currency exchange
  swaps                    rate........................     1,638     85        10          718     16        28
                                                        --------- ------    ------     -------- ------    ------
   Total qualifying hedges..........................        1,679     91        10          769     19        28
                                                        --------- ------    ------     -------- ------    ------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps      Interest rate.................       300     29         6          300     37         7
Synthetic GICs           Interest rate.................     7,693     --        --        1,504     --        --
Foreign currency         Foreign currency exchange
  swaps                    rate........................       218     24         2          221     15         9
Foreign currency         Foreign currency exchange
  forwards                 rate........................        20     --        --          636     --        13
Credit default
  swaps--purchased       Credit........................         5     --        --            5     --        --
Credit default
  swaps--written         Credit........................       280      2        --          280      7        --
Equity index options     Equity market.................        --     --        --           12     --        --
                                                        --------- ------    ------     -------- ------    ------
   Total non-designated or nonqualifying
     derivatives....................................        8,516     55         8        2,958     59        29
                                                        --------- ------    ------     -------- ------    ------
   Total............................................    $  10,195 $  146    $   18     $  3,727 $   78    $   57
                                                        ========= ======    ======     ======== ======    ======

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)


   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2018 and 2017. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

   The components of net derivative gains (losses) were as follows:

                                                Years Ended December 31,
                                              -----------------------------
                                                2018      2017      2016
                                              -------- ---------- ---------
                                                      (In millions)
    Freestanding derivative and hedging gains
       (losses) (1).......................... $     50 $     (55) $     (2)
    Embedded derivative gains (losses).......       65       (55)      (19)
                                              -------- ---------- ---------
    Total net derivative gains (losses)...... $    115 $    (110) $    (21)
                                              ======== ========== =========

--------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

   The Company recognized net investment income from settlement payments related to qualifying hedges of $15 million, $6 million and $4 million for the years ended December 31, 2018, 2017 and 2016, respectively.

   The Company recognized net derivative gains (losses) from settlement payments related to nonqualifying hedges of $11 million, $21 million and $35 million for the years ended December 31, 2018, 2017, and 2016, respectively.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)

Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or not qualifying as hedging instruments:

                                                          Net
                                                       Derivative
                                                     Gains (Losses)
                                                     --------------
                                                     (In millions)
            Year Ended December 31, 2018
            Interest rate derivatives...............  $        (7)
            Foreign currency exchange rate
               derivatives..........................           46
            Credit derivatives -- written...........           (3)
                                                      -----------
               Total................................  $        36
                                                      ===========
            Year Ended December 31, 2017
            Interest rate derivatives...............  $       (16)
            Foreign currency exchange rate
               derivatives..........................          (65)
            Credit derivatives -- written...........            3
                                                      -----------
               Total................................  $       (78)
                                                      ===========
            Year Ended December 31, 2016
            Interest rate derivatives...............  $       (30)
            Foreign currency exchange rate
               derivatives..........................           (3)
            Credit derivatives -- written...........            2
                                                      -----------
               Total................................  $       (31)
                                                      ===========

   The Company recognized net investment income for derivatives that were not designated or not qualifying as hedging instruments of $0 for both years ended December 31, 2018 and 2017, and ($1) million for the year ended December 31, 2016.

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets to floating rate assets; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets.

   The amounts the Company recognized in net derivative gains (losses) representing the ineffective portion of all fair value hedges were $0 for the years ended December 31, 2018, 2017 and 2016. Changes in the estimated fair value of the derivatives recognized in net derivative gains (losses) were $3 million, ($2) million and $3 million for each of the years ended
December 31, 2018, 2017 and 2016, respectively. Changes in the estimated fair value of the hedged items recognized in net derivative gains (losses) were ($2) million, $3 million and ($4) million for the years ended December 31, 2018, 2017 and 2016, respectively.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)


Cash Flow Hedges

   The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets, as cash flow hedges, when they have met the requirements of cash flow hedging.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into net derivative gains (losses). For the year ended December 31, 2018, the amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges were $0. For both the years ended December 31, 2017 and 2016, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges.

   There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for each of the years ended December 31, 2018, 2017 and 2016, respectively.

   At December 31, 2018, 2017 and 2016, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges were $69 million, ($13) million and $35 million, respectively.

   For the years ended December 31, 2018, 2017 and 2016, there were $93 million, ($52) million and $11 million, respectively, of gains (losses) deferred in AOCI related to foreign currency swaps. For the years ended December 31, 2018, 2017 and 2016, the amounts reclassified to net derivative gains (losses) related to foreign currency swaps were $11 million, ($4) million and $3 million, respectively. For the year ended December 31, 2018, the amount reclassified to net investment income related to foreign currency swaps was $0. For the year ended December 31, 2017, there were no amounts reclassified to net investment income related to foreign currency swaps. For the year ended December 31, 2016, the amount reclassified to net investment income related to foreign currency swaps was $0. For the year ended December 31, 2018, the amount recognized in net derivative gains (losses) which represented the ineffective portion of all cash flow hedges was $1 million. For both the years ended December 31, 2017 and 2016, the amounts recognized in net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were $0.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2018, ($6) million of deferred net gains (losses) on derivatives in AOCI were expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $280 million at both December 31, 2018 and 2017. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At
December 31, 2018 and 2017, the Company would have received $2 million and $7 million, respectively, to terminate all of these contracts.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)


   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         December 31,
                                         -----------------------------------------------------------------------------
                                                          2018                                   2017
                                         -------------------------------------- --------------------------------------
                                                       Maximum                                Maximum
                                         Estimated      Amount                  Estimated      Amount
                                         Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                         of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced   Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                     Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                                                     (Dollars in millions)
   Baa
   Credit default swaps referencing
     indices............................   $    2      $    280        5.0        $    7      $    280        5.0

--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), Standard & Poor's Global Ratings ("S&P") and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

   The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

   The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

   The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

   See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)


   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                            December 31,
                                                                              ----------------------------------------
                                                                                      2018                 2017
                                                                              -------------------  -------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement   Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------------------  -------  ----------- -------  -----------
                                                                                            (In millions)
   Gross estimated fair value of derivatives:
   OTC-bilateral (1)......................................................... $   149    $   17    $    72    $   55
   OTC-cleared (1)...........................................................       2        --          7        --
                                                                              -------    ------    -------    ------
      Total gross estimated fair value of derivatives (1)....................     151        17         79        55
   Amounts offset on the consolidated balance sheets.........................      --        --         --        --
                                                                              -------    ------    -------    ------
     Estimated fair value of derivatives presented on the consolidated
        balance sheets (1)...................................................     151        17         79        55
   Gross amounts not offset on the consolidated balance sheets:
   Gross estimated fair value of derivatives: (2)
   OTC-bilateral.............................................................     (12)      (12)       (26)      (26)
   OTC-cleared...............................................................      --        --         --        --
   Cash collateral: (3), (4)
   OTC-bilateral.............................................................    (103)       --        (46)       --
   OTC-cleared...............................................................      (2)       --         (7)       --
   Securities collateral: (5)
   OTC-bilateral.............................................................     (12)       (4)        --       (21)
   OTC-cleared...............................................................      --        --         --        --
                                                                              -------    ------    -------    ------
      Net amount after application of master netting agreements and
        collateral........................................................... $    22    $    1    $    --    $    8
                                                                              =======    ======    =======    ======

--------
(1)At December 31, 2018 and 2017, derivative assets included income or (expense) accruals reported in accrued investment income or in other liabilities of $5 million and $1 million, respectively, and derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities of ($1) million and ($2) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2018 and 2017, the Company received excess cash collateral of $0 and $7 million, respectively, which is not included in the table above due to the foregoing limitation. At December 31, 2018 and 2017, the Company did not provide excess cash collateral.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)


(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2018, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2018 and 2017, the Company received excess securities collateral of $0 and $5 million, respectively, and provided excess securities collateral with an estimated fair value of $0 and $7 million, respectively, for its OTC-bilateral derivatives. At both December 31, 2018 and 2017, the Company did not receive excess securities collateral, and provided excess securities collateral with an estimated fair value of $7 million, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation.

   The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. A small number of these arrangements also include credit-contingent provisions that include a threshold above which collateral must be posted. Such agreements provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of MTL and/or the counterparty. In addition, substantially all of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit or financial strength rating, as applicable, were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that MTL would be required to provide if there was a one-notch downgrade in its financial strength rating at the reporting date or if its financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                                                      December 31,
                                                                                ------------------------
                                                                                    2018        2017
                                                                                ------------ -----------
                                                                                     (In millions)
Estimated Fair Value of Derivatives in a Net Liability Position (1)............ $          5 $        29
Estimated Fair Value of Collateral Provided:
Fixed maturity securities AFS.................................................. $          4 $        25
Cash........................................................................... $         -- $        --
Estimated Fair Value of Incremental Collateral Provided Upon:
One-notch downgrade in financial strength rating............................... $         -- $        --
Downgrade in financial strength rating to a level that triggers full overnight
  collateralization or termination of the derivative position.................. $         -- $         5

--------
(1)After taking into consideration the existence of netting agreements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Derivatives (continued)


Embedded Derivatives

   The Company issues certain products that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts are funds withheld on ceded reinsurance.

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                December 31,
                                                                              -----------------
                                                       Balance Sheet Location   2018     2017
                                                       ---------------------- --------- -------
                                                                                (In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance...................   Other liabilities    $    (40) $    25

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                               ---------------------------
                                                2018     2017      2016
                                               ------- --------- ---------
                                                      (In millions)
      Net derivative gains (losses)........... $    65 $    (55) $    (19)

8. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3. Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)


   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below at:

                                                          December 31, 2018
                                            ---------------------------------------------
                                                 Fair Value Hierarchy
                                            -----------------------------
                                                                           Total Estimated
                                            Level 1    Level 2    Level 3    Fair Value
                                            -------- ----------- --------  ---------------
                                                            (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate............................. $     -- $     3,993 $    245    $     4,238
Foreign corporate..........................       --       1,807      363          2,170
RMBS.......................................       --       1,215      200          1,415
U.S. government and agency.................      796         580       --          1,376
Foreign government.........................       --       1,305       40          1,345
CMBS.......................................       --         790        4            794
ABS........................................       --         520       33            553
Municipals.................................       --         261       --            261
                                            -------- ----------- --------    -----------
   Total fixed maturity securities AFS.....      796      10,471      885         12,152
                                            -------- ----------- --------    -----------
Equity securities..........................       13          --       --             13
Short-term investments.....................       --          91       --             91
Derivative assets: (1)
Interest rate..............................       --          29       --             29
Foreign currency exchange rate.............       --         115       --            115
Credit.....................................       --           2       --              2
                                            -------- ----------- --------    -----------
   Total derivative assets.................       --         146       --            146
                                            -------- ----------- --------    -----------
Separate account assets (2)................      335       2,222       --          2,557
                                            -------- ----------- --------    -----------
   Total assets............................ $  1,144 $    12,930 $    885    $    14,959
                                            ======== =========== ========    ===========
Liabilities
Derivative liabilities: (1)
Interest rate.............................. $     -- $         6 $     --    $         6
Foreign currency exchange rate.............       --          12       --             12
                                            -------- ----------- --------    -----------
   Total derivative liabilities............       --          18       --             18
                                            -------- ----------- --------    -----------
Embedded derivatives within liability host
  contracts (3)............................       --          --      (40)           (40)
                                            -------- ----------- --------    -----------
   Total liabilities....................... $     -- $        18 $    (40)   $       (22)
                                            ======== =========== ========    ===========

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

                                                          December 31, 2017
                                            ---------------------------------------------
                                                Fair Value Hierarchy
                                            -----------------------------
                                                                          Total Estimated
                                            Level 1    Level 2   Level 3    Fair Value
                                            -------- ----------- -------- ---------------
                                                            (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate............................. $     -- $     4,066 $    257   $     4,323
Foreign corporate..........................       --       1,686      383         2,069
RMBS.......................................       --       1,131      169         1,300
U.S. government and agency.................    1,041         660       --         1,701
Foreign government.........................       --       1,289       43         1,332
CMBS.......................................       --         593        5           598
ABS........................................       --         430       32           462
Municipals.................................       --         283       --           283
                                            -------- ----------- --------   -----------
   Total fixed maturity securities AFS.....    1,041      10,138      889        12,068
                                            -------- ----------- --------   -----------
Equity securities..........................       16          46       --            62
Short-term investments.....................       62          57        5           124
Derivative assets: (1)
Interest rate..............................       --          37       --            37
Foreign currency exchange rate.............       --          34       --            34
Credit.....................................       --           7       --             7
                                            -------- ----------- --------   -----------
   Total derivative assets.................       --          78       --            78
                                            -------- ----------- --------   -----------
Separate account assets (2)................       94       1,857       --         1,951
                                            -------- ----------- --------   -----------
   Total assets............................ $  1,213 $    12,176 $    894   $    14,283
                                            ======== =========== ========   ===========
Liabilities
Derivative liabilities: (1)
Interest rate.............................. $     -- $         7 $     --   $         7
Foreign currency exchange rate.............       --          50       --            50
                                            -------- ----------- --------   -----------
   Total derivative liabilities............       --          57       --            57
                                            -------- ----------- --------   -----------
Embedded derivatives within liability host
  contracts (3)............................       --          --       25            25
                                            -------- ----------- --------   -----------
   Total liabilities....................... $     -- $        57 $     25   $        82
                                            ======== =========== ========   ===========

--------
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3)Embedded derivatives within liability host contracts are presented within other liabilities on the consolidated balance sheets.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)


   The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities and Short-term Investments

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

      The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

-----------------------------------------------------------------------------------------------------------------
Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
Fixed maturity securities AFS
-----------------------------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market
            income approaches.                                 approach.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . illiquidity premium
            . benchmark yields; spreads off benchmark yields;  . delta spread adjustments to reflect specific
              new issuances; issuer rating                       credit-related issues
            . trades of identical or comparable securities;    . credit spreads
              duration                                         . quoted prices in markets that are not active
            . Privately-placed securities are valued using       for identical or similar securities that are
              the additional key inputs:                         less liquid and based on lower levels of
              .  market yield curve; call provisions             trading activity than securities classified in
              .  observable prices and spreads for similar       Level 2
                 public or private securities that             . independent non-binding broker quotations
                 incorporate the credit quality and industry
                 sector of the issuer
              .  delta spread adjustments to reflect specific
                 credit-related issues
-----------------------------------------------------------------------------------------------------------------

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

-----------------------------------------------------------------------------------------------------------------
Instrument              Level 2 Observable Inputs                                   Level 3
                                                                              Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
 U.S. government and agency securities, Foreign government securities and Municipals
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market       Valuation Approaches: Principally the market
            approach.                                          approach.
            Key Inputs:                                        Key Inputs:

            . quoted prices in markets that are not active     . independent non-binding broker quotations
            . benchmark U.S. Treasury yield or other yields    . quoted prices in markets that are not active
            . the spread off the U.S. Treasury yield curve       for identical or similar securities that are
              for the identical security                         less liquid and based on lower levels of
            . issuer ratings and issuer spreads;                 trading activity than securities classified in
              broker-dealer quotes                               Level 2
            . comparable securities that are actively traded   . credit spreads
-----------------------------------------------------------------------------------------------------------------
 Structured Securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market and
            income approaches.                                 income approaches.
            Key Inputs:                                        Key Inputs:
            .  quoted prices in markets that are not active    .  credit spreads
            .  spreads for actively traded securities;         .  quoted prices in markets that are not active
               spreads off benchmark yields                       for identical or similar securities that are
            .  expected prepayment speeds and volumes             less liquid and based on lower levels of
            .  current and forecasted loss severity; ratings;     trading activity than securities classified in
               geographic region                                  Level 2
            .  weighted average coupon and weighted average    .  independent non-binding broker quotations
               maturity
            .  average delinquency rates; debt-service
               coverage ratios
            .  issuance-specific information, including, but
               not limited to:
              .  collateral type; structure of the security;
                 vintage of the loans
              .  payment terms of the underlying assets
              .  payment priority within the tranche; deal
                 performance
-----------------------------------------------------------------------------------------------------------------
Equity securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market
            approach.                                          .  N/A
            Key Input:

            . quoted prices in markets that are not
              considered active
-----------------------------------------------------------------------------------------------------------------
Short-term investments
-----------------------------------------------------------------------------------------------------------------
            . Short-term investments are of a similar nature   .  Short-term investments are of a similar nature
              and class to the fixed maturity securities AFS      and class to the fixed maturity securities AFS
              and equity securities described above;              described above; accordingly, the valuation
              accordingly, the valuation approaches and           approaches and unobservable inputs used in
              observable inputs used in their valuation are       their valuation are also similar to those
              also similar to those described above.              described above.
-----------------------------------------------------------------------------------------------------------------
Separate account assets (1)
-----------------------------------------------------------------------------------------------------------------
 Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------
            Key Input:                                         .  N/A
            . quoted prices or reported net asset value
              provided by the fund managers
-----------------------------------------------------------------------------------------------------------------

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

--------
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)


   Freestanding Derivatives

     Level 2 Valuation Approaches and Key Inputs;

        This level includes all types of derivatives utilized by the Company.

        Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

             Instrument                        Interest Rate                Foreign Currency              Credit
                                                                             Exchange Rate
-----------------------------------------------------------------------------------------------------------------------
 Inputs common to Level 2 by           .swap yield curves             .swap yield curves            .swap yield curves
 instrument type                       .basis curves                  .basis curves                 .credit curves
                                       .interest rate volatility (1)  .currency spot rates          .recovery rates
                                                                      .cross currency basis curves
-----------------------------------------------------------------------------------------------------------------------

--------
(1) Option-based only.

  Embedded Derivatives

     Embedded derivatives are included within funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments -- Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Liability Host Contracts

     Level 3 Valuation Approaches and Key Inputs:

       Embedded derivatives within funds withheld on ceded reinsurance

          These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)


  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

     The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                        December 31, 2018     December 31, 2017
                                                                      --------------------- ---------------------
                                                     Significant                 Weighted              Weighted
                          Valuation Techniques  Unobservable Inputs     Range   Average (1)   Range   Average (1)
                          --------------------  --------------------- --------- ----------- --------- -----------
Fixed maturity
 securities AFS (3)
U.S. corporate and         Matrix pricing       Offered quotes (4)     89 - 133     103      93 - 141     108
 foreign corporate.......
                           Market pricing       Quoted prices (4)      54 - 345     172      65 - 374     171
                          ----------------------------------------------------------------------------------------
Foreign government.......  Market pricing       Quoted prices (4)     124 - 124     124     106 - 131     131
                          ----------------------------------------------------------------------------------------
RMBS.....................  Market pricing       Quoted prices (4)      67 - 104      95      70 - 104      97
                          ----------------------------------------------------------------------------------------
ABS......................  Market pricing       Quoted prices (4)      92 - 100      97      90 - 103      99
                          ----------------------------------------------------------------------------------------

                                                                          Impact of
                                                                      Increase in Input
                                                     Significant        on Estimated
                          Valuation Techniques  Unobservable Inputs    Fair Value (2)
                          --------------------  --------------------- -----------------
Fixed maturity
 securities AFS (3)
U.S. corporate and         Matrix pricing       Offered quotes (4)         Increase
 foreign corporate.......
                           Market pricing       Quoted prices (4)          Increase
                          -------------------------------------------------------------
Foreign government.......  Market pricing       Quoted prices (4)          Increase
                          -------------------------------------------------------------
RMBS.....................  Market pricing       Quoted prices (4)         Increase (5)
                          -------------------------------------------------------------
ABS......................  Market pricing       Quoted prices (4)         Increase (5)
                          -------------------------------------------------------------

--------
(1)The weighted average for fixed maturity securities AFS is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.

(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)


     The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including embedded derivatives within funds withheld on ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)


     The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                                   Fair Value Measurements Using
                                                             Significant Unobservable Inputs (Level 3)
                                                  --------------------------------------------------------------
                                                     Fixed Maturity Securities AFS
                                                  ----------------------------------
                                                                                                        Net
                                                                Structured  Foreign   Short-term     Embedded
                                                  Corporate (1) Securities Government Investments Derivatives (2)
                                                  ------------- ---------- ---------- ----------- ---------------
                                                                           (In millions)
Balance, January 1, 2017.........................    $  468       $  181     $   38     $   --        $   30
Total realized/unrealized gains (losses)
  included in net income (loss) (3) (4)..........         2            3         (1)        --           (55)
Total realized/unrealized gains (losses)
  included in AOCI...............................        94            3          6         --            --
Purchases (5)....................................       252           95         --          5            --
Sales (5)........................................       (81)         (59)        --         --            --
Issuances (5)....................................        --           --         --         --            --
Settlements (5)..................................        --           --         --         --            --
Transfers into Level 3 (6).......................         8            3         --         --            --
Transfers out of Level 3 (6).....................      (103)         (20)        --         --            --
                                                     ------       ------     ------     ------        ------
Balance, December 31, 2017.......................    $  640       $  206     $   43     $    5        $  (25)
                                                     ======       ======     ======     ======        ======
Total realized/unrealized gains (losses)
  included in net income (loss) (3) (4)..........         3            2         --         --            65
Total realized/unrealized gains (losses)
  included in AOCI...............................       (51)          --         (2)        --            --
Purchases (5)....................................        89          123         --         --            --
Sales (5)........................................       (28)         (26)        (1)        --            --
Issuances (5)....................................        --           --         --         --            --
Settlements (5)..................................        --           --         --         --            --
Transfers into Level 3 (6).......................        --           --         --         --            --
Transfers out of Level 3 (6).....................       (45)         (68)        --         (5)           --
                                                     ------       ------     ------     ------        ------
Balance, December 31, 2018.......................    $  608       $  237     $   40     $   --        $   40
                                                     ======       ======     ======     ======        ======
Changes in unrealized gains (losses) included
  in net income (loss) for the instruments still
  held at December 31, 2016: (7).................    $    2       $    3     $   --     $   --        $  (19)
                                                     ======       ======     ======     ======        ======
Changes in unrealized gains (losses) included
  in net income (loss) for the instruments still
  held at December 31, 2017: (7).................    $    1       $    3     $   --     $   --        $  (55)
                                                     ======       ======     ======     ======        ======
Changes in unrealized gains (losses) included
  in net income (loss) for the instruments still
  held at December 31, 2018: (7).................    $    2       $    2     $   --     $   --        $   66
                                                     ======       ======     ======     ======        ======
Gains (Losses) Data for the year ended
  December 31, 2016:
Total realized/unrealized gains (losses)
  included in net income (loss) (3) (4)..........    $    2       $    3     $   --     $   --        $  (20)
Total realized/unrealized gains (losses)
  included in AOCI...............................    $    6       $   --     $   --     $   --        $   --

--------

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)

(1)Comprised of U.S. and foreign corporate securities.

(2)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(3)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income
   (loss) for net embedded derivatives are reported in net derivative gains (losses).

(4)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(5)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(6)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(7)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                 December 31, 2018
                                 --------------------------------------------------
                                                Fair Value Hierarchy
                                            ----------------------------
                                                                           Total
                                  Carrying                               Estimated
                                   Value    Level 1  Level 2   Level 3   Fair Value
                                 ---------- -------- ------- ----------- ----------
                                                   (In millions)
Assets
Mortgage loans.................. $    1,893 $     -- $    -- $     1,923 $    1,923
Policy loans.................... $    1,818 $     -- $    69 $     2,360 $    2,429
Other invested assets........... $      101 $     -- $   110 $        -- $      110
Premiums, reinsurance and other
  receivables................... $      982 $     -- $     2 $       998 $    1,000
Liabilities
Policyholder account balances... $    2,600 $     -- $    -- $     2,728 $    2,728
Long term debt.................. $      105 $     -- $   126 $        -- $      126
Other liabilities............... $       92 $     -- $    90 $         2 $       92
Separate account liabilities.... $      164 $     -- $   164 $        -- $      164

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Fair Value (continued)


                                                 December 31, 2017
                                 --------------------------------------------------
                                                Fair Value Hierarchy
                                            ----------------------------
                                                                           Total
                                  Carrying                               Estimated
                                   Value    Level 1  Level 2   Level 3   Fair Value
                                 ---------- -------- -------- ---------- ----------
                                                   (In millions)
Assets
Mortgage loans.................. $    1,286 $     -- $     -- $    1,357 $    1,357
Policy loans.................... $    1,914 $     -- $     76 $    2,504 $    2,580
Other invested assets........... $      103 $     -- $    110 $       -- $      110
Premiums, reinsurance and other
  receivables................... $      992 $     -- $      5 $    1,026 $    1,031
Liabilities
Policyholder account balances... $    2,624 $     -- $     -- $    2,821 $    2,821
Long term debt.................. $      104 $     -- $    130 $       -- $      130
Other liabilities............... $       34 $     -- $     34 $       -- $       34
Separate account liabilities.... $       61 $     -- $     61 $       -- $       61

9. Long-term Debt

   The Company's long-term debt outstanding is comprised of a surplus note due in January 2024, which bears interest at a fixed rate of 7.63%. The outstanding balance of the surplus note was $105 million and $104 million at December 31, 2018 and 2017, respectively.

   Payments of interest and principal on the Company's surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

   Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2018, 2017 and 2016.

Letters of Credit

   The Company had access to credit facilities from various banks indirectly through letters of credit available to MetLife, Inc. for the benefit of the Company and certain other affiliates of MetLife, Inc. These facilities were used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees associated with letters of credit were less than $1 million, $3 million and $2 million for the years ended December 31, 2018, 2017 and 2016, respectively, and were included in other expenses. At December 31, 2018, the Company had no letters of credit outstanding.

10. Equity

   See Note 2 for discussion on the Merger.

Statutory Equity and Income

   MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance. The National Association of Insurance Commissioners ("NAIC") has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)

insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.

   The state of domicile of MTL imposes risk-based capital ("RBC") requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for MTL were in excess of 420% at both December 31, 2018 and 2017.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

   Nebraska has adopted a permitted accounting practice related to private placement variable life stable value, which impacts reserves. The impact of this permitted accounting practice increased the statutory capital and surplus of MTL for the years ended December 31, 2018 and 2017 by $6 million and $0, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.

   The tables below present amounts from MTL, which are derived from the statutory-basis financial statements as filed with the Nebraska Department of Insurance.

   Statutory net income (loss) was as follows:

                                                 Years Ended December 31,
                                               -----------------------------
   Company                   State of Domicile   2018       2017      2016
   ------------------------  ----------------- --------- ---------- --------
                                                       (In millions)
   Metropolitan Tower Life
     Insurance Company (1)..     Nebraska      $      76 $      164 $      8

--------
(1)For the year ended December 31, 2016, MTL's statutory net income (loss) is as filed with the Delaware Department of Insurance and accordingly, does not include General American Life Insurance Company's statutory net income
   (loss) of ($2) million.

   Statutory capital and surplus was as follows at:

                                                           December 31,
                                                     -------------------------
  Company                                                2018         2017
  -------------------------------------------------  ------------ ------------
                                                           (In millions)
  Metropolitan Tower Life Insurance Company......... $      1,549 $      1,751

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)


Dividend Restrictions

   Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or
(ii) its net statutory gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL's own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Director of the Nebraska Department of Insurance (the "Nebraska Director") and the Nebraska Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)"), excluding unrealized capital gains as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.

   MTL paid $191 million and $0 in dividends to MetLife, Inc. during the years ended December 31, 2018 and 2017, respectively, including amounts where regulatory approval was obtained as required. Prior to the Merger, during the year ended December 31 2017, GALIC paid a non-cash dividend to MetLife, Inc. of $1 million. Under Nebraska Insurance Code, MTL has calculated that it may pay approximately $154 million to MetLife, Inc. without prior insurance regulatory approval during the year ended December 31, 2019.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI was as follows:

                                               Unrealized                       Foreign    Defined
                                            Investment Gains     Unrealized    Currency    Benefit
                                            (Losses), Net of   Gains (Losses) Translation   Plans
                                           Related Offsets (1) on Derivatives Adjustments Adjustment   Total
                                           ------------------- -------------- ----------- ---------- --------
                                                                          (In millions)
Balance at December 31, 2015..............      $    298          $    18      $    (11)   $    (9)  $    296
OCI before reclassifications..............           109               11            (2)        (1)       117
Deferred income tax benefit (expense).....           (38)              (4)           --         --        (42)
                                                --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax...........................           369               25           (13)       (10)       371
Amounts reclassified from AOCI............            20               (3)           --          1         18
Deferred income tax benefit (expense).....            (7)               1            --         --         (6)
                                                --------          -------      --------    -------   --------
   Amounts reclassified from AOCI,
     net of income tax....................            13               (2)           --          1         12
                                                --------          -------      --------    -------   --------
Balance at December 31, 2016..............           382               23           (13)        (9)       383
OCI before reclassifications..............           272              (52)            1         (1)       220
Deferred income tax benefit (expense).....           (89)              18            (1)         1        (71)
                                                --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax...........................           565              (11)          (13)        (9)       532
Amounts reclassified from AOCI............             3                4            --          1          8
Deferred income tax benefit (expense).....            (1)              (1)           --         (1)        (3)
                                                --------          -------      --------    -------   --------
   Amounts reclassified from AOCI,
     net of income tax....................             2                3            --         --          5
                                                --------          -------      --------    -------   --------
Balance at December 31, 2017..............           567               (8)          (13)        (9)       537
OCI before reclassifications..............          (593)              93             2          3       (495)
Deferred income tax benefit (expense).....           122              (18)           --         (1)       103
                                                --------          -------      --------    -------   --------
   AOCI before reclassifications, net of
     income tax...........................            96               67           (11)        (7)       145
Amounts reclassified from AOCI............            38              (11)           --          1         28
Deferred income tax benefit (expense).....            (8)               2            --         --         (6)
                                                --------          -------      --------    -------   --------
   Amounts reclassified from AOCI,
     net of income tax....................            30               (9)           --          1         22
                                                --------          -------      --------    -------   --------
Cumulative effects of changes in
  accounting principles...................            (2)              --            --         --         (2)
Deferred income tax benefit (expense),
  cumulative effects of changes in
  accounting principles...................           117               (3)           (4)        (2)       108
                                                --------          -------      --------    -------   --------
   Cumulative effects of changes in
     accounting principles, net of
     income tax (2).......................           115               (3)           (4)        (2)       106
                                                --------          -------      --------    -------   --------
Balance at December 31, 2018..............      $    241          $    55      $    (15)   $    (8)  $    273
                                                ========          =======      ========    =======   ========

--------
(1)See Note 6 for information on offsets to investments related to future policy benefits and DAC and VOBA.

(2)See Note 1 for further information on adoption of new accounting pronouncements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Equity (continued)


   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                               Consolidated Statements of
AOCI Components                                              Amounts Reclassified from AOCI       Operations Locations
-------------------------------------------------------      -----------------------------    ------------------------------
                                                                Years Ended December 31,
                                                           ---------------------------------
                                                              2018        2017       2016
                                                           ----------  ---------  ----------
                                                                     (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses).................. $      (34) $      (6) $      (16) Net investment gains (losses)
Net unrealized investment gains (losses)..................         --          1          --  Net investment income
Net unrealized investment gains (losses)..................         (4)         2          (4) Net derivative gains (losses)
                                                           ----------  ---------  ----------
    Net unrealized investment gains (losses), before
     income tax...........................................        (38)        (3)        (20)
Income tax (expense) benefit..............................          8          1           7
                                                           ----------  ---------  ----------
    Net unrealized investment gains (losses), net of
     income tax...........................................        (30)        (2)        (13)
                                                           ----------  ---------  ----------
Unrealized gains (losses) on derivatives - cash flow
 hedges:
Foreign currency swaps....................................         11         (4)          3  Net derivative gains (losses)
                                                           ----------  ---------  ----------
    Gains (losses) on cash flow hedges, before
     income tax...........................................         11         (4)          3
Income tax (expense) benefit..............................         (2)         1          (1)
                                                           ----------  ---------  ----------
    Gains (losses) on cash flow hedges, net of
     income tax...........................................          9         (3)          2
                                                           ----------  ---------  ----------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)..............         (1)        (1)         (1)
Amortization of prior service (costs) credit..............         --         --          --
                                                           ----------  ---------  ----------
    Amortization of defined benefit plan items,
     before income tax....................................         (1)        (1)         (1)
Income tax (expense) benefit..............................         --          1          --
                                                           ----------  ---------  ----------
    Amortization of defined benefit plan items, net of
     income tax...........................................         (1)        --          (1)
                                                           ----------  ---------  ----------
    Total reclassifications, net of income tax............ $      (22) $      (5) $      (12)
                                                           ==========  =========  ==========

--------
(1)These AOCI components are included in the computation of net periodic benefit costs.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


11. Other Expenses

   Information on other expenses was as follows:

                                                Years Ended December 31,
                                           ----------------------------------
                                              2018        2017        2016
                                           ----------  ----------  ----------
                                                      (In millions)
  General and administrative expenses..... $       89  $       51  $       30
  Pension, postretirement and
    postemployment benefit costs..........          2           3           3
  Premium taxes, other taxes, and
    licenses & fees.......................         18          17           7
  Commissions and other variable expenses.        107         121         164
  Capitalization of DAC...................        (44)        (81)       (128)
  Amortization of DAC and VOBA............         86          82          82
  Interest expense on debt................          9           9           9
                                           ----------  ----------  ----------
     Total other expenses................. $      267  $      202  $      167
                                           ==========  ==========  ==========

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Expenses related to Debt

   See Note 9 for additional information on interest expense on debt.

Affiliated Expenses

   Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 5 and 14 for a discussion of affiliated expenses included in the table above.

12. Income Tax

   The provision for income tax was as follows:

                                                Years Ended December 31,
                                           ---------------------------------
                                              2018        2017        2016
                                           ---------  -----------  ---------
                                                     (In millions)
  Current:
  U.S. federal............................ $      29  $       (64) $      37
  Deferred:
  U.S. federal............................        (1)        (138)       (43)
                                           ---------  -----------  ---------
     Provision for income tax expense
       (benefit).......................... $      28  $      (202) $      (6)
                                           =========  ===========  =========

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Income Tax (continued)


   The reconciliation of the income tax provision at the U.S. statutory rate (21% in 2018; 35% in 2017 and 2016) to the provision for income tax as reported was as follows:

                                                Years Ended December 31,
                                           ---------------------------------
                                              2018        2017        2016
                                           ---------  -----------  ---------
                                                     (In millions)
  Tax provision at U.S. statutory rate.... $      30  $        27  $       8
  Tax effect of:
  Dividend received deduction.............        (1)          (1)        (1)
  Tax-exempt income.......................         1           (3)        (5)
  Prior year tax..........................        --           (7)        (8)
  Distribution of former subsidiary (1)...        --          (48)        --
  U.S. Tax Reform impact (2)..............        --         (168)        --
  Other, net..............................        (2)          (2)        --
                                           ---------  -----------  ---------
     Provision for income tax expense
       (benefit).......................... $      28  $      (202) $      (6)
                                           =========  ===========  =========

--------
(1)In 2013, the Company distributed all of the issued and outstanding shares of common stock of MetLife Reinsurance Company of Delaware ("MRD"), a wholly-owned subsidiary, to MetLife, Inc. in the form of a dividend and deferred the related tax benefit. In August 2017, MetLife, Inc. distributed MRD to third parties and the Company recognized the deferred tax benefit related to the dividend of MRD.

(2)For the year ended December 31, 2017, the U.S. Tax Reform impact includes a ($168) million adjustment of deferred taxes due to the U.S. tax rate change.

   On December 22, 2017, President Trump signed into law U.S. Tax Reform. U.S. Tax Reform includes numerous changes in tax law, including a permanent reduction in the U.S. federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018.

   The incremental financial statement impact to the provision for income tax expense (benefit) related to U.S. Tax Reform was less than $1 million for the year ended December 31, 2018. The incremental financial statement impact related to U.S. Tax Reform for the year ended December 31, 2017 was as follows:

                                                                U.S. Tax Reform
                                                                ---------------
                                                                 (In millions)
 Income (loss) before provision for income tax.................   $       (1)
 Provision for income tax expense (benefit):
 Deferred tax revaluation......................................         (168)
                                                                  ----------
    Total provision for income tax expense (benefit)...........         (168)
                                                                  ----------
 Income (loss), net of income tax..............................          167
 Income tax (expense) benefit related to items of other
   comprehensive income (loss).................................            6
                                                                  ----------
 Increase to net equity from U.S. Tax Reform...................   $      173
                                                                  ==========

   In accordance with SAB 118 issued by the U.S. Securities and Exchange Commission in December 2017, the Company recorded provisional amounts for certain items for which the income tax accounting is not complete. For these items, the Company recorded a reasonable estimate of the tax effects of U.S. Tax Reform.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Income Tax (continued)

The estimates were reported as provisional amounts during the measurement period, which did not exceed one year from the date of enactment of U.S. Tax Reform. The Company reflected adjustments to its provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts.

   As of December 31, 2017, the following items were considered provisional estimates due to complexities and ambiguities in U.S. Tax Reform which resulted in incomplete accounting for the tax effects of these provisions. Further guidance, either legislative or interpretive, and analysis were completed during the measurement period. As a result, the following updates were made to complete the accounting for these items as of December 31, 2018:

   . Alternative Minimum Tax Credits - U.S. Tax Reform eliminates the corporate alternative minimum tax and allows for minimum tax credit carryforwards to be used to offset future regular tax or to be refunded 50% each tax year beginning in 2018, with any remaining balance fully refunded in 2021. However, pursuant to the requirements of the Balanced Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued for corporations claiming refundable prior year alternative minimum tax credits are subject to a sequestration rate of 6.2%. The application of this fee to refunds in future years is subject to further guidance. Additionally, the sequestration reduction rate in effect at the time is subject to uncertainty. For the year ended December 31, 2017, the Company recorded a less than $1 million tax charge included within the deferred tax revaluation. For the year ended December 31, 2018, the Company determined that no additional adjustment was required. In early 2019, the Internal Revenue Service ("IRS") issued guidance indicating that for years beginning after December 31, 2017, refund payments and credit elect and refund offset transactions due to refundable minimum tax credits will not be subject to sequestration. The Company will incorporate the impacts of this IRS announcement in 2019.

   . Tax Credit Partnerships - The reduction in the federal corporate income tax rate due to U.S. Tax Reform required adjustments for multiple investment portfolios, including tax credit partnerships and tax-advantaged leveraged leases. The tax-advantaged leveraged lease portfolio is valued on an after-tax yield-basis. In the fourth quarter of 2018, the Company received third party data that was used to complete a comprehensive review of its portfolio to determine the full and complete impact of U.S. Tax Reform on these investments. As a result of this review, the Company recorded a tax benefit of less than $1 million for the year ended December 31, 2018.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Income Tax (continued)


   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                           December 31,
                                                      ----------------------
                                                         2018        2017
                                                      ----------  ----------
                                                           (In millions)
   Deferred income tax assets:
   Policyholder liabilities and receivables.......... $      215  $       --
   Employee benefits.................................          6           7
   Tax credit carryforwards..........................          5          32
                                                      ----------  ----------
      Total deferred income tax assets...............        226          39
                                                      ----------  ----------
   Deferred income tax liabilities:
   Investments, including derivatives................        221          11
   Intangibles.......................................          9           9
   DAC...............................................         59          79
   Policyholder liabilities and receivables..........         --          17
   Net unrealized investment gains...................         79         178
   Other.............................................         14           2
                                                      ----------  ----------
      Total deferred income tax liabilities..........        382         296
                                                      ----------  ----------
      Net deferred income tax asset (liability)...... $     (156) $     (257)
                                                      ==========  ==========

   Tax credit carryforwards of $6 million as of December 31, 2018 will expire beginning in 2029.

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) affiliates included $5 million and ($47) million for the years ended December 31, 2018 and 2017, respectively.

   The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   The Company had no unrecognized tax benefits for both of the years ended December 31, 2018 and 2017. Unrecognized tax benefits were $7 million for the year ended December 31, 2016. Unrecognized tax benefits, that if recognized, would impact the effective tax rate were $7 million for the year ended December 31, 2016.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Income Tax (continued)


   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   The Company had no interest expense (benefit) recognized on the consolidated statements of operations for the years ended December 31, 2018 and December 31, 2016. The interest benefit recognized on the consolidated statements of operations was $2 million for the year ended December 31, 2017. There was no interest included in other liabilities on the consolidated balance sheet at December 31, 2018 and 2017.

   The Company had no penalties for the years ended December 31, 2018, 2017 and 2016.

13. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

      Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

      Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Insolvency Assessments

      Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Contingencies, Commitments and Guarantees (continued)

   additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.

      Assets and liabilities held for insolvency assessments were as follows:

                                                              December 31,
                                                          ---------------------
                                                             2018       2017
                                                          ---------- ----------
                                                              (In millions)
Other Assets:
Premium tax offset for future discounted and
  undiscounted assessments............................... $        4 $        4
Premium tax offset currently available for paid
  assessments............................................          1          1
                                                          ---------- ----------
   Total................................................. $        5 $        5
                                                          ========== ==========
Other Liabilities:
Insolvency assessments................................... $        5 $        6
                                                          ========== ==========

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $150 million and $10 million at December 31, 2018 and 2017, respectively.

  Commitments to Fund Private Corporate Bond Investments and Partnership Investments

     The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were $616 million and $241 million at December 31, 2018 and 2017, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $1 million, with a cumulative maximum of $2 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Contingencies, Commitments and Guarantees (continued)


   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were less than $1 million at both December 31, 2018 and 2017 for indemnities, guarantees and commitments.

14. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions, and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $74 million, $61 million and $42 million for the years ended December 31, 2018, 2017 and 2016, respectively. Total revenues received from affiliates, primarily related to a lease agreement, were $5 million, $6 million and $8 million for the years ended December 31, 2018, 2017 and 2016, respectively.

   The Company had net receivables (payables) to affiliates, related to the items discussed above, of $10 million and $7 million at December 31, 2018 and 2017, respectively.

   See Notes 5 and 6 for additional information on related party transactions.

15. Subsequent Events

   The Company has evaluated events subsequent to December 31, 2018, through April 11, 2019, which is the date these consolidated financial statements were available to be issued.

                                     PART C
                                OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolutions.

     (1) Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account A (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed on May 1, 2006.)

     (2) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account A of Paragon Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Paragon Separate Account C's Registration Statement on Form S-6 (File No. 033-67970) filed on
          April 28, 2000.)

(b)  Custodian Agreements. Not applicable.

(c)  Underwriting Contracts.


     (1) Amended and Restated Principal Underwriting Agreement between Metropolitan Life Insurance Company and MetLife Investors Distribution Company. Filed herewith.

     (2) Forms of Sales Agreements (Incorporated herein by reference to Post-Effective No. 3 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed April 21, 2009.)


          (a)  Walnut Street Securities Selling Agreement (10/1/93-5/1/02)

          (b)  General American Distributors Sales Agreement #2
               (5/1/02-12/14/04)

          (c)  General American Distributors Sales Agreement #3
               (5/1/02-12/14/04)

          (d) MetLife Investors Distribution Company Sales Agreement (12/14/04-6/1/05)

          (e)  Metropolitan Life Retail Sales Agreement (6/1/05-5/1/07)

          (f) MetLife Investors Distribution Company Sales Agreement (5/1/07 to present)


     (3) Schedule of Differences in Sales Agreements (Incorporated herein by reference to Post-Effective No. 3 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed April 21, 2009.)

     (4) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010. (Incorporated herein by reference to Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.)

     (5) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 27 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6 (File No. 033-47927) filed April 11, 2013.)

(d) Contracts. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form S-6 (File No. 033-18341), filed on April 28, 2000.)

     (1)  Form of Group Contract: (30010)

     (2)  Proposed Form of Individual Policy and Policy Riders: (3082600)

     (3)  Proposed Form of Certificate and Certificate Riders: (3080800)

(e) Applications. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form S-6 (File No. 033-18341), filed on April 28, 2000.)

     (1)  Form of Application for Group Contract (10914)

     (2) Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915)

     (3) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920)

     (4)  Form of Application for Spouse Insurance (Group Contract 10917)

     (5) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100)

     (6) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357)

     (7)  Form of Application for Spouse Insurance (Individual Policy 10354)

     (8)  Form of Application Supplement (33116)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Metropolitan Life Separate Account UL's Registration Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.)

     (2) Amended and Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed on March 5, 2002.)

     (3) Amended and Restated By-Laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed on January 16, 2008.)

     (4) Amended and Restated Bylaws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(g) Reinsurance Agreements. (Incorporated herein by reference to Post-Effective Amendment No. 17 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 033-58796) filed on April 30, 2003.)

(h)  Participation Agreements.

     (1) Participation Agreement with American Variable Insurance Series (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form S-6 (File No. 033-18341), filed on April 28, 2000).

     (2) Participation Agreement with MFS Variable Insurance Trust (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6 (File No. 333-80393) filed September 1, 1999.)

     (3) Amendment to the Participation Agreement with MFS Variable Insurance Trust authorizing use by Separate Account A (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form S-6 (File No. 033-18341) filed on April 28, 2000.)

     (4) Participation Agreement with Scudder Variable Series I (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6 (File No. 333-80393) filed on September 1, 1999.)

     (5) Participation Agreement with T. Rowe Price Equity Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to Paragon Separate Account C's Registration Statement on Form S-6 (File No. 033-67970) filed on April 28, 2000.)

     (6) Participation Agreement with T. Rowe Price Fixed Income Securities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form S-6 (File No. 033-18341) filed on April 28, 2000.)

     (7) Participation Agreement with Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed on September 10, 2007.)

     (8) Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed on March 5, 2002.

     (9) Participation Agreement with Fidelity Variable Insurance Products Fund IV (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed on January 16, 2008.)

     (10) Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds I, II, III, IV and V and First Amendment (Incorporated herein by reference to Post-Effective Amendment No. 5 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed April 17, 2008.)

     (11) First & Second Amendment to the Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Post-Effective No. 3 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed April 21, 2009.)

     (12) Amendments to Participation Agreements for American Funds and Fidelity (Incorporated herein by reference to Post-Effective Amendment No. 24 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6 (File No. 033-57320) filed on April 14, 2011.)

     (13) Amendments to Participation Agreements with MFS Variable Insurance Trust, Met Investors Series Trust and Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.)

     (14) Amendment No. 4 to the Participation Agreement with American Funds Insurance Series (Incorporated herein by reference to Post-Effective Amendment No. 18 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-176654) filed
          April 13, 2016.)

     (15) Amendment No. 3 dated May 1, 2016 to the Participation Agreement dated May 16, 1998 among Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

     (16) Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

     (17) Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

     (18) Amendment dated June 1, 2015 to the Participation Agreement dated November 25, 2002 between Metropolitan Life Insurance Company and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 3 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-198314) filed April 12, 2017.)

     (19) Amended and Restated Agreement dated January 24, 2018 among Fidelity Variable Insurance Products, Fidelity Distributors Corporation and Metropolitan Life Insurance Company. (Filed with Post-Effective Amendment No. 5 to Registration Statement on Form N-4 for Metropolitan Life Separate Account E (File Nos. 333-190296/811-04001) filed on April 10, 2018 and is hereby incorporated by reference.)

(i)  Administrative Contracts. Not applicable.

(j)  Other Material Contracts.

     (1) Guarantee Agreement (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed on May 1, 2006.)

(k)  Legal Opinions.

     (1) Opinion of John R. Murphy, Esquire (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed on May 1, 2006.)


     (2) Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company (now Metropolitan Tower Life Insurance Company, pursuant to a merger of General American Life Insurance Company with and into Metropolitan Tower Life Insurance Company effective as of the close of business on April 27, 2018). (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed on May 1, 2006.)


(l)  Actuarial Opinion. Not Applicable

(m)  Calculations. Not Applicable

(n)  Consent of Independent Registered Public Accounting Firm (Filed herewith.)

(o) Omitted Financial Statements. No financial statements are omitted from Item 24.

(p)  Initial Capital Agreements. Not applicable.

(q) Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form S-6 (File No. 033-18341), filed on April 28, 2000.)

(r)  Powers of Attorney.


     (1) Metropolitan Life Insurance Company and its designated separate accounts. (Filed herewith).


     (2)  Metropolitan Tower Life Insurance Company (Filed herewith.)

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR


  NAME AND PRINCIPAL BUSINESS ADDRESS          POSITION AND OFFICES WITH DEPOSITOR
--------------------------------------        --------------------------------------
Steven A. Kandarian                           Chairman of the Board, President and
Metropolitan Life Insurance Company           Chief Executive Officer and Director
200 Park Avenue
New York, NY 10166

Cheryl W. Grise                               Director
Former Executive Vice President,
Northeast Utilities
200 Park Avenue
New York, NY 10166

Carlos M. Gutierrez                           Director
Co-Chair
Albright Stonebridge Group (ASG)
200 Park Avenue
New York, NY 10166

Gerald L. Hassell                             Director
Former Chairman of the Board and CEO
The Bank of New York Mellon Corporation
200 Park Avenue
New York, NY 10166

David L. Herzog                               Director
Former Chief Financial Officer
AIG
200 Park Avenue
New York, NY 10166

R. Glenn Hubbard                              Director
Dean and Russell L. Carson
Professor of Finance and Economics
Graduate School of Business
Columbia University
200 Park Avenue
New York, NY 10166

Edward J. Kelly, III                          Director
Former Chairman, Institutional
Clients Group, Citigroup, Inc.
200 Park Avenue
New York, NY 10166

William E. Kennard                            Director
Former US Ambassador to the
European Union
200 Park Avenue
New York, NY 10166

James M. Kilts                                Director
Founding Partner
Centerview Capital
3 Greenwich office Park, 2nd Floor
Greenwich, CT 06831

Catherine R. Kinney                           Director
Former President and Co-Chief Operating
Officer, New York Stock Exchange, Inc.
200 Park Avenue
New York, NY 10166

Denise M. Morrison                            Director
Former President and Chief Executive Officer
Campbell Soup Company
One Campbell Place
Camden, NJ 08103

Diana McKenzie                                Director
Chief Information Officer
Workday, Inc.
200 Park Avenue
New York, NY 10166


Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.


NAME AND PRINCIPAL BUSINESS ADDRESS       POSITIONS WITH DEPOSITOR
-----------------------------------       ------------------------
Steven A. Kandarian                       Chairman, President, CEO and Director

Michel A. Khalaf                          President - U.S. Business and EMEA

Karl R. Erhardt                           Executive Vice President and Chief Auditor

Steven J. Goulart                         Executive Vice President, Interim
                                          President - Asia and Chief Investment
                                          Officer

John McCallion                            Executive Vice President and
                                          Chief Financial Officer

Esther Lee                                Executive Vice President and
                                          Global Chief Marketing Officer

Martin J. Lippert                         Executive Vice President and
                                          Global Technology & Operations Officer

Edward Spehar, Jr.                        Executive Vice President and
                                          Treasurer

Tamara Schock                             Executive Vice President and
                                          Chief Accounting Officer

Susan Podlogar                            Executive Vice President and
                                          Chief Human Resources Officer

Rebecca Tadikonda                         Executive Vice President and
                                          Chief Strategy Officer

Ramy Tadros                               Executive Vice President and
                                          Chief Risk Officer

Michael Zarcone                           Executive Vice President

Stephen W. Gauster                        Executive Vice President and
                                          General Counsel


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     The registrant is a separate account of MetLife under New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF December 31, 2018

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2018. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

      1.    MetLife Services and Solutions, LLC (DE)

            a)    MetLife Solutions Pte. Ltd. (Singapore)

                  i) MetLife Services East Private Limited (India) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC

                  ii) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

B.    MetLife Home Loans, LLC (DE)

C.    Metropolitan Tower Life Insurance Company (NE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

     4.     MetLife Assignment Company, Inc. (DE)

D. MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company ("ALICO"), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited ("ITAS") and the rest by third parties.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

      2. Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

                  i) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

                        1) AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

      3. MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.    MetLife Digital Ventures, Inc. (DE)

F.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

G.    Newbury Insurance Company, Limited (DE)

H.    MetLife Investors Group, LLC (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Investments Securities, LLC (DE)

I.    Metropolitan Life Insurance Company ("MLIC") (NY)

      1. ML Sloan's Lake Member, LLC (DE) - Metropolitan Life Insurance Company owns 55% and 45% by Metropolitan Tower Life Insurance Company.

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

            b)    OMI MLIC Investments Limited (Cayman Islands)

      3.    Sandpiper Cove Associates II, LLC (DE)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

      5.    CC Holdco Manager, LLC (DE)

      6.    Alternative Fuels I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    HPZ Assets LLC (DE)

      9.    Missouri Reinsurance, Inc. (Cayman Islands)

      10.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      11.   ML New River Village III, LLC (DE)

      12.   MetLife RC SF Member, LLC (DE)

      13.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm LLC ("LISF")(DE) - 9.61% membership interest is held by a third party and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital, Limited Partnership has 100% beneficial interest.

                  ii)   Met Canada Solar ULC (Canada)

      14.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      15.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      16. Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)    Met II Office, LLC (FL)

      17. ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

      18.   Corporate Real Estate Holdings, LLC (DE)

      19.   MetLife Tower Resources Group, Inc. (DE)

      20.   ML Sentinel Square Member, LLC (DE)

      21.   MetLife Securitization Depositor, LLC (DE)

      22.   WFP 1000 Holding Company GP, LLC (DE)

      23.   White Oak Royalty Company (OK)

      24.   500 Grant Street GP LLC (DE)

      25. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      26. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      27.   MetLife Retirement Services LLC (NJ)

      28.   Euro CL Investments, LLC (DE)

      29.   MEX DF Properties, LLC (DE)

            a)   MPLife, S. de R.L. de C.V. (Mexico) - 99.99% of MPLife,
                 S. de R.L. de C.V. is owned by MEX DF Properties, LLC and 0.01% is owned by Euro CL Investments LLC.

      30. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

      31.   MetLife Properties Ventures, LLC (DE)

      32.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      33.   MLIC Asset Holdings LLC (DE)

      34.   85 Broad Street Mezzanine LLC (DE)

      35.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth Retail Holding LLC (DE)

                 i)   The Building at 575 Fifth Retail Owner LLC (DE)

      36.   ML Bridgeside Apartments LLC (DE)

      37.   MetLife Chino Member, LLC (DE)

      38.   MLIC CB Holdings LLC (DE)

      39. MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.

      40.   Oconee Hotel Company, LLC (DE)

      41.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      42.   1201 TAB Manager, LLC (DE)

      43. MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

      44. MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by Metropolitan Tower Life Insurance Company.

      45.   1001 Properties, LLC (DE)

      46.   6104 Hollywood, LLC (DE)

      47.   Boulevard Residential, LLC (DE)

      48.   ML-AI MetLife Member 3, LLC (DE)

      49. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company, Inc.

      50.   Marketplace Residences, LLC (DE)

      51.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      52.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      53.   Haskell East Village, LLC (DE)

      54. MetLife Cabo Hilton Member, LLC (DE) - 83.1% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by Metropolitan Tower Life Insurance Company.

      55. 150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest

      56.   ML Terraces, LLC (DE)

      57.   Chestnut Flats Wind, LLC (DE)

      58.   MetLife 425 MKT Member, LLC (DE)

      59.   MetLife OFC Member, LLC (DE)

      60.   MetLife THR Investor, LLC (DE)

      61. ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

      62. ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

      63.   MetLife CB W/A, LLC (DE)

      64. MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

      65.   10700 Wilshire, LLC (DE)

      66.   Viridian Miracle Mile, LLC (DE)

      67. MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by Metropolitan Tower Life Insurance Company.

      68.   MetLife OBS Member, LLC (DE)

      69.   MetLife 1007 Stewart, LLC (DE)

      70. ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC's ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.

      71.   MetLife Treat Towers Member, LLC (DE)

      72.   MetLife FM Hotel Member, LLC (DE)

            a)   LHCW Holdings (U.S.) LLC (DE)

                 i)   LHC Holdings (U.S.) LLC (DE)

                      1)    LHCW Hotel Holding LLC (DE)

                            aa)    LHCW Hotel Holding (2002) LLC (DE)

                            bb)    LHCW Hotel Operating Company (2002) LLC (DE)

      73. ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.

      74.   MetLife SP Holdings, LLC (DE)

            a)   MetLife Private Equity Holdings, LLC (DE)

      75.   Buford Logistics Center, LLC (DE)

      76.   MetLife Park Tower Member, LLC (DE)

            a)   Park Tower REIT, Inc. (DE)

                 i)   Park Tower JV Member, LLC (DE)

      77. MCPP Owners, LLC (DE) - 87.34% is owned by MLIC, 1.81% by Metropolitan Tower Life Insurance Company, and 10.85% by MTL Leasing, LLC.

      78.   MetLife HCMJV 1 GP, LLC (DE)

      79.   MetLife ConSquare Member, LLC (DE)

      80.   MetLife Ontario Street Member, LLC (DE)

      81.   1925 WJC Owner, LLC (DE)

      82.   MetLife Member Solaire, LLC (DE)

      83.   Sino-US United MetLife Insurance Company, Ltd. - 50% of
            Sino-US United MetLife Insurance Company, Ltd. Is owned by MLIC and 50% is owned by a third party.

      84.   MetLife Property Ventures Canada ULC (Canada)

      85.   MetLife Canadian Property Ventures, LLC (NY)

      86. ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

      87.   MetLife Boro Station Member, LLC (DE)

      88.   MetLife 8280 Member, LLC (DE)

      89.   Southcreek Industrial Holdings, LLC (DE)

      90. MMP Owners, LLC (DE) - 98.82% is owned by MLIC and 1.18% is owned by Metropolitan Property and Casualty Insurance Company.

      91. ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company.

J.    MetLife Capital Trust IV (DE)

K.    MetLife Investment Advisors, LLC (DE)

      1.   MetLife Alternatives GP, LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           b) MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           c) MetLife International HF Partners, LP (Cayman Islands) - 88.22% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.47% is owned by MetLife Insurance Company of Korea Limited, 2.29% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternatives, GP

           d) MetLife International PE Fund III, LP (Cayman Islands) - 88.93% of the limited partnership interests of MetLife International PE Fund III, LP is owned by MetLife Insurance K.K., 7.91% is owned by MetLife Insurance Company of Korea Limited, 2.61% is owned by MetLife Limited (Hong Kong), and 0.55% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           e) MetLife International PE Fund IV, LP (Cayman Islands) - 94.70% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K., 3.79% is owned by MetLife Insurance Company of Korea Limited, 1.51% is owned by Metlife Limited (Hong Kong).

           f) MetLife International PE Fund V, LP (Cayman Islands) - 81.699% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., 15.033% is owned by MetLife Limited (Hong Kong) and the remaining 3.268% is owned by MetLife Insurance Company of Korea.

           g) MetLife International PE Fund VI, LP (Cayman Islands) - 76.323% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., 20.208% is owned by MetLife Limited and the remaining 3.469% is owned by MetLife Insurance Company of Korea.

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund:
                Metropolitan Life Insurance Company owns 15.60%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 2.52%, MetLife Insurance Company of Korea Limited owns 2.04%, MetLife Insurance K.K. owns 6.94%, Metropolitan Property and Casualty Insurance Company owns 1.76% and Metropolitan Tower Life Insurance Company owns 0.05%.

                i)   MetLife Core Property REIT, LLC (DE)

                     1) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCP Property Management, LLC; MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial - Kellwood, LLC; MCP SoCal Industrial - Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MetLife Core Property TRS, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Atlanta Gateway, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (89%); MCP 350 Rohlwing, LLC; MCP - Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC (100%); MCP Valley Forge Owner, LLC (89%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); MCP 60 11th Street Member, LLC; 60 11th Street, LLC (100%); MCP Fife Enterprise Member, LLC; Fife Enterprise Center Venture, LLC (100%); MCP-English Village, LLC; MCP 100 Congress Member, LLC; 100 Congress Venture, LLC (55%); 100 Congress REIT, LLC (55%); 100 Congress Owner, LLC (55%); MCP DMCBP Phase II Member, LLC; DMCBP Phase II Venture, LLC (95%); Des Moines Creek Business Park Phase II, LLC (95%); MCP Magnolia Park Member, LLC; Magnolia Park Greenville Venture, LLC (90%); Magnolia Park Greenville, LLC (90%); MCP Denver Pavilions Member, LLC; Denver Pavilions Venture, LLC (80%); Denver Pavilions OwnerCo, LLC (80%); MCP Buford Logistics Center 2 Member, LLC; Buford Logistics Center 2 Venture, LLC (95%); Buford Logistics Center Bldg A Venture, LLC (95%); MCP Seattle Gateway I Member, LLC; Seattle Gateway I Venture, LLC (95%); Seattle Gateway Industrial I, LLC (95%); MCP 249 Industrial Business Park Member, LLC; 249 Industrial Business Park Venture, LLC (95%); 249 Industrial Business Park, LLC (95%); MCP Seattle Gateway II Member, LLC; Seattle Gateway II Venture, LLC (95%); Seattle Gateway Industrial II, LLC (95%); MCP Seventh and Osborn Retail Member, LLC; Seventh and Osborn Retail Venture, LLC (92.5%); Seventh and Osborn Retail, LLC (92.5%); MCP Seventh and Osborn MF Member, LLC; Seventh and Osborn MF Venture, LLC (92.5%); High Street Seventh and Osborn Apartments, LLC (92.5%); MCP Block 23 Member, LLC; Block 23 Residential Investors, LLC (90%); SLR Block 23 Residential Owner, LLC (90%); MCP Burnside Member, LLC; Alta Burnside Venture, LLC (92.5%); Alta Burnside, LLC (92.5%); MCP Mountain Technology Center Member TRS, LLC; Mountain Technology Center Venture, LLC (95%); Mountain Technology Center Venture Sub A, LLC (95%); Mountain Technology Center Venture Sub B, LLC (95%); Mountain Technology Center Venture Sub C, LLC (95%); Mountain Technology Center Venture Sub D, LLC (95%); Mountain Technology Center Venture Sub E, LLC (95%).

                           aa)    MCP Property Management, LLC (DE)

                           bb)    MCP Core Property TRS, LLC (DE)

      4.   MIM Property Management, LLC (DE)

           a)   MIM Property Management of Georgia 1, LLC (DE)

      5.   MetLife Commercial Mortgage Income Fund GP, LLC (DE)

           a) MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the "Fund"). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 26.6%, MetLife Insurance Company of Korea Limited owns 2.1%, MetLife Limited owns 2.7%, Metropolitan Life Insurance Company of Hong Kong Limited owns 0.03% and Metropolitan Tower Life Insurance Company owns 2.7% (the remainder is held by third party investors).


                i)   MetLife Commercial Mortgage REIT, LLC (DE)

                     1)   MetLife Commercial Mortgage Originator, LLC (DE)

                          aa)    MCMIF Holdco I, LLC (DE)

                          bb)    MCMIF Holdco II, LLC (DE)

      6.   MLIA SBAF Manager, LLC (DE)

      7.   MLIA Manager I, LLC (DE)

      8.   MetLife Middle Market Private Debt GP, LLC (DE)

           a. MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, LP (the "Fund"). The following affiliates hold limited partnership interests in the
                Fund: MetLife Private Equity Holdings, LLC (31.15%) and Metropolitan Life Insurance Company (31.15%). The remainder is held by third party investors.

      9.   MetLife Middle Market Private Debt Parallel GP, LLC (DE)

           a. MetLife Middle Market Private Debt Parallel Fund, LP (Cayman Islands) - MetLife Middle Market Private Debt Parallel GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (100%).

L.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (TX)

M.    Cova Life Management Company (DE)

N.    MetLife Reinsurance Company of Charleston (SC)

O.    MetLife Reinsurance Company of Vermont (VT)

P.    Delaware American Life Insurance Company (DE)

Q.    Federal Flood Certification LLC (TX)

R.    MetLife Global Benefits, Ltd. (Cayman Islands)

S. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC and 0.0000054% is owned by Natiloportem Holdings, LLC.

T.    MetLife Consumer Services, Inc. (DE)

U.    MetLife Global, Inc. (DE)

V.    MetLife Insurance Brokerage, Inc. (NY)

W.    American Life Insurance Company (ALICO) (DE)

      1.    MetLife Insurance K.K. (Japan)

               a)  Communication One Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (SWISS I) (Switzerland)

               a) MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

               b)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii)  ALICO European Holdings Limited (Ireland)

                        1)  Closed Joint-stock Company Master-D (Russia)

                            aa) Joint-Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by Closed Joint-stock Company Master-D and 49% is owned by MetLife Global Holding Company II GmbH.

                   iii) MetLife Asia Holding Company Pte. Ltd. (Singapore)

                       1) MetLife Innovation Centre Pte. Ltd. (Singapore)

                       2) LumenLab Malaysia Sdn. Bhd. (Malaysia)

                   iv) MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

                   v)  MetLife Investment Management Limited (United Kingdom)

                   vi) MM Global Operations Support Center, S.A. de C.V.
                       (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.00049095% is held by MetLife Global Holding Company I GmbH (Swiss).

                       1. Fundacion MetLife Mexico, A.C. (Mexico)

                  vii) MetLife Colombia Seguros de Vida S.A. (Colombia) -
                       89.999965713458300000% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH , 10.000031593881300000000% is owned by MetLife
                       Global Holding Company I GmbH, 0.000000897553447019009% is owned by International Technical and Advisory Services Limited, 0.000000897553447019009% is owned by Borderland Investments Limited and 0.000000897553447019009% by
                       Natiloportem Holdings, LLC.

                 viii) PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

                   ix) MetLife Innovation Centre Limited (Ireland)

                    x) MetLife EU Holding Company Limited (Ireland)

                       1)  MetLife Europe d.a.c (Ireland)

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       2)  Agenvita S.r.l. (Italy)

                       3)  MetLife Europe Insurance d.a.c (Ireland)

                       4)  MetLife Europe Services Limited (Ireland)

                       5)  MetLife Services, Sociedad Limitada (Spain)

                       6) MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

                       7)  MetLife Solutions S.A.S. (France)

                       8) Metropolitan Life Societate de Administrare a unui
                           Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

                       9) MetLife Towarzystwo Ubiezpieczen na Zycie I Reasekuracji S.A. (Poland)

                           aa) MetLife Services Sp z.o.o. (Poland)

                           bb) MetLife Towarzystwo Funduszy Inwestycyjnych,
                               S.A. (Poland)

                           cc) MetLife Powszechne Towarzystwo Emerytalne S.A.
                               (Poland)

                       10) MetLife Services Cyprus Limited (Cyprus)

                           aa) Hellenic Alico Life Insurance Company, Ltd.
                               (Cyprus) - 27.5% of Hellenic Alico Life
                               Insurance Company, Ltd. Is owned by MetLife
                               Services Cyprus Limited and the remaining is owned by a third party.

                       11) MetLife Services EOOD (Bulgaria)

                       12) MetLife Life Insurance S.A. (Greece)

                           aa) MetLife Mutual Fund Company (Greece) - 90% of
                               MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining by a third party.

                       13) First American-Hungarian Insurance Agency Limited
                           (Hungary)

                    xi) MetLife Investment Management Holdings (Ireland)Limited
                        (Ireland)

                        1) MetLife Investments Asia Limited (Hong Kong)

                        2) MetLife Syndicated Bank Loan Lux GP, S.a.r.l.
                           (Luxembourg)

                           aa) MetLife BL Feeder (Cayman), LP (Cayman Islands) -
                               MetLife BL (Cayman), LP is an investors in the Fund. The following affiliates hold limited partnership interest in the feeder: MetLife Limited (3.14%), MetLife Insurance K.K. (93.72%) and MetLife Insurance Company of Korea Limited (3.14%).

                           bb) MetLife BL Feeder, LP (DE) - MetLife BL Feeder,
                               LP is an investor in the Fund. The following affiliate holds a limited partnership interest in the feeder: Metropolitan Life Insurance Company (49.26%). In addition, there is one third party investor (50.74%).

                           cc) MetLife Syndicated Bank Loan Fund, SCSp
                               (Luxembourg) - MetLife Syndicated Bank Loan Lux GP, Sarl is the general partner of MetLife Syndicated Bank Loan Fund, SCSp (the "Fund"). The only investors in the Fund are MetLife BL Feeder (Cayman), LP and MetLife BL Feeder, LP.

                        3) MetLife Investments Limited (United Kingdom) - 99.9%
                           of MetLife Investments Limited (UK) is MetLife Investment Management Holdings (Ireland) Limited and .01% by MetLife Global Holding Company II GmbH.

                        4) MetLife Latin America Asesorias e Inversiones
                           Limitada (Chile) - 99.99% of MetLife Latin American Asesorias e Inversiones Limitada is owned by MetLife Investment Management Holdings (Ireland) Limited and .01% is owned by MetLife Global Holding Company II GmbH (Swiss).

                        5) MetLife Global Infrastructure LUX GP, S.a.r.l.
                           (Luxembourg)

                   xii) ALICO Operations, LLC (DE)

                        1) MetLife Asset Management Corp. (Japan) - The official
                           entity name is "MetLife Asset Management Corp. (Japan)" and it is domiciled in Japan.

                        2) MetLife Seguros S.A. (Uruguay)

                  xiii) MetLife International Holdings, LLC (DE)

                         1)   Natiloportem Holdings, LLC (DE)

                              aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios, S.A. de C.V.

                                   i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                                   ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                         2) PNB MetLife India Insurance Company Limited (India)- 32.05% is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.

                         3) Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99935% is owned by MetLife International Holdings, LLC and 0.00065% is owned by Natiloporterm Holdings, LLC.

                         4) MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

                         5) Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                         6) MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

                         7) MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

                         8) Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

                         9) Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

                              aa) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. is held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, LLC and 0.26% is held by MetLife Seguros de Retiro S.A.

                       10)    MetLife Worldwide Holdings, LLC (DE)

                              aa)   MetLife Limited (Hong Kong)

                                    i)    BIDV MetLife Life Insurance Limited
                                          Liability Company (Vietnam) - 60% of
                                          BIDV MetLife Life Insurance Limited
                                          Liability Company is held by MetLife
                                          Limited (Hong Kong) and the remainder
                                          by third parties

                       11)    MetLife International Limited, LLC (DE)

                       12) MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                       13)    MetLife Asia Limited (Hong Kong)

                       14) AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       15) AmMetLife Takaful Berhad (Malaysia) - 49.999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       16) MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

                       17)    MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399%
                              MetLife Mas, SA de CV is owned by MetLife
                              International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

                       18)   MetLife Ireland Holdings One Limited (Ireland)

                             aa) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                                   i)    MetLife Ireland Treasury d.a.c
                                         (Ireland)

                                         1)    MetLife General Insurance
                                               Limited (Australia)

                                         2)    MetLife Insurance Limited
                                               (Australia) - 91.16468% of
                                               MetLife Insurance Limited
                                               (Australia) is owned by MetLife
                                               Ireland Treasury d.a.c and
                                               8.83532% is owned by MetLife
                                               Global Holdings Corp. S.A. de
                                               C.V.

                                               aaa)  The Direct Call Centre
                                                     PTY Limited (Australia)

                                               bbb)  MetLife Investments PTY
                                                     Limited (Australia)

                                                     i)    MetLife Insurance and
                                                           Investment Trust
                                                           (Australia) -
                                                           MetLife Insurance and
                                                           Investment Trust is
                                                           a trust vehicle, the
                                                           trustee of which is
                                                           MetLife Investments
                                                           PTY Limited ("MIPL").
                                                           MIPL is a wholly
                                                           owned subsidiary of
                                                           MetLife Insurance
                                                           Limited.

                                   ii)   Metropolitan Global Management, LLC
                                         (DE/Ireland) - 99.7% is owned by
                                         MetLife Global Holdings Corporation
                                         S.A. de C.V. and 0.3% is owned by
                                         MetLife International Holdings, LLC.

                                         1)    MetLife Mexico Holdings, S. de
                                               R.L. de C.V. (Mexico) - 99.99995%
                                               is owned by Metropolitan Global
                                               Management, LLC, and .00005% is
                                               owned by Excelencia Operativa y
                                               Tecnologica,S.A. de C.V.

                                               aaa)  MetLife Pensiones Mexico
                                                     S.A. (Mexico)- 97.5125% is
                                                     owned by MetLife Mexico
                                                     Holdings, S. de R.L. de
                                                     C.V. and 2.4875% is owned
                                                     by MetLife International
                                                     Holdings, LLC.

                                               bbb)  MetLife Mexico Servicios,
                                                     S.A. de C.V. (Mexico) - 98%
                                                     is owned by MetLife Mexico
                                                     Holdings, S. de R.L. de
                                                     C.V. and 2% is owned by
                                                     MetLife International
                                                     Holdings, LLC.

                                               ccc)  MetLife Mexico S.A.
                                                     (Mexico)- 99.050271% is
                                                     owned by MetLife Mexico
                                                     Holdings, S. de R.L. de
                                                     C.V. and 0.949729% is owned
                                                     by MetLife International
                                                     Holdings, LLC.

                                                     i)    ML Capacitacion
                                                           Comercial S.A. de
                                                           C.V.(Mexico) - 99% is
                                                           owned by MetLife
                                                           Mexico S.A. and 1% is
                                                           owned by MetLife
                                                           Mexico Servicios,
                                                           S.A. de C.V.

                                         2)    MetLife Insurance Company of
                                               Korea Limited (South Korea)-
                                               14.64% is owned by MetLife
                                               Mexico S.A. and 85.36% is owned
                                               by Metropolitan Global
                                               Management, LLC.

                                               aaa)  MetLife Financial Services,
                                                     Co., Ltd. (South Korea)


      3.    International Investment Holding Company Limited (Russia)

      4.    Borderland Investments Limited (DE)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      5.    International Technical and Advisory Services Limited ("ITAS") (DE)

      6. ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (DE)

      7. MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties. The Delaware Department of Insurance approved a disclaimer of affiliation and therefore, this company is not considered an affiliate under Delaware Law.

X.   MetLife European Holdings, LLC (DE)

Y.   MetLife Investment Management Holdings, LLC (DE)

      1)   Logan Circle Partners GP, LLC (PA)

      2)   Logan Circle Partners, L.P. (PA)

           a)   Logan Circle Partners I LLC (PA)

           b)   Logan Circle Partners Investment Management, LLC (DE)

      3)   MetLife Real Estate Lending Manager LLC (DE)

      4)   MetLife Real Estate Lending LLC (DE)

      5) ML Venture 1 Manager, S. de R.L. de C.V. (Mexico) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 29. INDEMNIFICATION

     As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant's principal underwriter (the "Underwriter"), which is incorporated in the state of Missouri) and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.

     MetLife, Inc. also has adopted a policy to indemnify employees ("MetLife Employees") of MetLife, Inc. or its affiliates ("MetLife"), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

     MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

         General American Separate Account Two

         General American Separate Account Eleven
         General American Separate Account Twenty-Eight

         Metropolitan Life Separate Account E
         Metropolitan Life Separate Account UL
         Metropolitan Life Variable Annuity Separate Account II
         Metropolitan Tower Separate Account One
         Metropolitan Tower Separate Account Two
         New England Life Retirement Investment Account

         New England Variable Annuity Fund I

         Paragon Separate Account A
         Paragon Separate Account B
         Paragon Separate Account C
         Paragon Separate Account D
         Security Equity Separate Account 26
         Security Equity Separate Account 27
         Separate Account No. 13S.

(b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

                                                 POSITION AND OFFICES WITH
    NAME AND PRINCIPAL BUSINESS ADDRESS                 UNDERWRITER
----------------------------------------   -------------------------------------

Derrick Kelson                             Director and Chairman of the Board,
200 Park Avenue                            President and CEO
New York, NY 10166

Todd Nevenhoven                            Director and Vice President
4700 Westwon Pkwy
Suite 200
West Des Moines, IA 50266

Bradd Chignoli                             Director and Senior Vice President
501 Route 22
Bridgewater, NJ 08807

Dina Lumerman                              Director and Vice President
501 Route 22
Bridgewater, NJ 08807

Thomas A. Schuster                         Director
200 Park Avenue
New York, NY 10166

Frank Cassandra                            Senior Vice President
501 Route 22
Bridgewater, NJ 08807

Elisabeth Bedore                           Vice President and Chief Compliance
One MetLife Way                            Officer
Whippany, NJ 07981

Kelli Buford                               Secretary
200 Park Avenue
New York, NY 10166

Charles Connery                            Vice President and Treasurer
One MetLife Way
Whippany, NJ 07981

Heather Harker                             Chief Legal Officer
200 Park Avenue
New York, NY 10166


(c) Compensation from the Registrant. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant and the other separate accounts of the Depositor, during their last fiscal year.

                          NET
                      UNDERWRITING
        NAME OF        DISCOUNTS     COMPENSATION
       PRINCIPAL          AND            ON          BROKERAGE
      UNDERWRITER     COMMISSIONS     REDEMPTION    COMMISSIONS  COMPENSATION
--------------------------------------------------------------------------------
MetLife Investors
Distribution Company    $29               --            --           --

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by the following companies:

(a)     Registrant

(b)     Metropolitan Life Insurance Company
        13045 Tesson Ferry Road
        St. Louis, MO 63128

(c)     MetLife Investors Distribution Company
        200 Park Avenue
        New York, NY 10166.

(d)     Metropolitan Life Insurance Company
        200 Park Avenue
        New York, NY 10166

(e)     Metropolitan Life Insurance Company
        18210 Crane Nest Road
        Tampa, FL 33647




ITEM 32. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 33. FEE REPRESENTATION

Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

     During any time there are insurance obligations outstanding and covered by the guarantee issued by Metropolitan Tower Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

     Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months from the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of the Guarantor regarding such financial statements.

     During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a policyholder's request.

                                  SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Paragon Separate Account A, has caused this Registration Statement to be signed on its behalf, in the city of Bridgewater, and state of New Jersey on April 23, 2019.

                                    Paragon Separate Account A
                                    (Registrant)
                                    By: Metropolitan Life Insurance Company
                                    (Depositor)

                                    By: /s/ Howard Koransky
                                    -------------------------------------
                                    Howard Koransky
                                    Vice President
                                    Metropolitan Life Insurance Company


                                    Metropolitan Life Insurance Company
                                    (Depositor)

                                    By: /s/ Howard Koransky
                                    -------------------------------------
                                    Howard Koransky
                                    Vice President
                                    Metropolitan Life Insurance Company

                                   SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities indicated, on April 23, 2019.



*                                   Chairman, President, Chief Executive Officer
--------------------------------    and Director
Steven A. Kandarian

*                                   Executive Vice President and Chief Financial
--------------------------------    Officer
John McCallion

*                                   Vice President and Chief Accounting Officer
--------------------------------
Tamara Schock

*                                   Director
--------------------------------
Cheryl W. Grise

*                                   Director
--------------------------------
Carlos M. Gutierrez

*                                   Director
--------------------------------
Gerald L. Hassell

*                                   Director
--------------------------------
R. Glenn Hubbard

*                                   Director
--------------------------------
Edward J. Kelly, III

*                                   Director
--------------------------------
William E. Kennard

*                                   Director
--------------------------------
James J. Kilts

*                                   Director
--------------------------------
Catherine R. Kinney

*                                   Director
--------------------------------
Diana McKenzie

*                                   Director
--------------------------------
Denise M. Morrison

*                                   Executive Vice President and Treasurer
--------------------------------
Edward Spehar, Jr.

By:  /s/ Heather Harker
     -----------------------------------
     Heather Harker
     Vice President and Attorney-In-Fact
     April 23, 2019

*Metropolitan Life Insurance Company. Executed by Heather Harker, on behalf of those indicated pursuant to powers of attorney filed herewith.

                                   SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, Metropolitan Tower Life Insurance Company has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York, on April 23, 2019.

                                    Metropolitan Tower Life Insurance Company
                                    (Guarantor)

                                    By: /s/ Heather Harker
                                    -------------------------------------
                                    Heather Harker
                                    Vice President
                                    Metropolitan Tower Life Insurance Company

                                   SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 23, 2019.


*                                  President, Presiding Officer of the Board
------------------------------     and Director
Marlene Debel

*                                  Executive Vice President and Chief Accounting
------------------------------     Officer
William O'Donnell

*                                  Vice President and Chief Financial Officer
------------------------------
Anne Belden

*                                  Director
------------------------------
Michael Borowski

*                                  Director
------------------------------
Frank Cassandra

*                                  Director
------------------------------
Andrew Kaniuk

*                                  Director
------------------------------
Richard Leist

*                                  Director
------------------------------
John McCallion

*                                  Director
------------------------------
Alessandro Papa

*                                  Director
------------------------------
Edward Spehar, Jr.

*                                  Director
------------------------------
Michael Zarcone


By:  /s/ Heather Harker
     -----------------------------------
     Heather Harker
     Vice President and Attorney-In-Fact
     April 23, 2019

*Metropolitan Tower Life Insurance Company. Executed by Heather Harker, on behalf of those indicated pursuant to powers of attorney filed herewith.

                                       EXHIBIT INDEX
(C) (1)       Amended and Restated Principal Underwriting Agreement

(n)           Consent of Independent Registered Public Accounting Firm

(r) (1)       Powers of Attorney for Metropolitan Life Insurance Company

(r) (2)       Powers of Attorney for Metropolitan Tower Life Insurance Company